UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2676

Fidelity School Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.

Reports to Stockholders

Fidelity Advisor® Global Bond Fund - Class A, Class T, Class C and Class I Annual Report December 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Global Bond Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	(1.71)%	(1.71)%
Class T (incl. 4.00% sales charge)	(1.67)%	(1.70)%
Class C (incl. contingent deferred sales charge)	0.65%	(1.57)%
Class I	2.65%	(0.59)%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Bond Fund - Class A on May 22, 2012, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate GDP Weighted Index performed over the same period.

Period Ending Values
$9,236	Fidelity Advisor® Global Bond Fund - Class A
$10,212	Bloomberg Barclays Global Aggregate GDP Weighted Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  Global taxable investment-grade bonds gained modestly in 2016, a volatile year marked by concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays Global Aggregate GDP Weighted Index rose 2.16%. Bond yields declined sharply early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Yields then rebounded during the summer on expectations of a global policy shift from monetary to fiscal expansion. The rally continued into the U.S. presidential election, and rallied strongly thereafter, as investors viewed Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Within the Bloomberg Barclays index, Japan posted the biggest gain (+6%) despite significantly lagging all global regions in the second half of the period, in part due to a sharp downturn in the yen. Canada and some emerging markets also solidly outperformed, while the U.S. was roughly in line with the index. Conversely, the U.K. (-5%) and the euro area (flat) lagged amid post-Brexit stress and local-currency weakness. On a sector basis, most spread products outperformed Treasuries amid a supportive environment for higher-risk assets, with corporate credit leading the way.

Comments from Portfolio Manager Curt Hollingsworth:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) topped the 2.16% return of the Bloomberg Barclays Global Aggregate GDP Weighted Index. Our biggest bet the past year was overweighting corporate credit, which benefited the fund for much of the period as their spreads relative to sovereigns tightened. Helpful selections among corporate bonds also aided results. Corporate picks in Germany and Ireland were helpful, especially among banks. Elsewhere, underweighting low-yielding government bonds added value, as did a euro-denominated investment in Mexico's Pemex. Conversely, currency positioning hurt the relative return, including an overweighting to the Mexican peso, which fell sharply relative to the U.S. dollar, largely due to President-elect Trump’s negative view of the trade imbalance between the U.S. and Mexico. An overweighting to the Swedish krona also detracted, as the currency fell relative to both the euro and the dollar, affected by the Swedish central bank’s aggressive purchasing of government bonds. Elsewhere, a stake in Chesapeake Energy also stood out to the downside, as did a short position in Standard Chartered. We thought the bank might underperform due to its Asian exposure, but China bounced back and Standard Chartered ended up performing well, hurting the return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Currency Exposure (% of fund's net assets)

	As of December 31, 2016	As of June 30, 2016
US Dollar	44.5%	43.6%
European Monetary Unit	25.8%	26.5%
Japanese Yen	8.8%	9.5%
British Pound	5.5%	5.1%
Canadian Dollar	2.6%	2.8%
Other	12.8%	12.5%

Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
United States of America	25.2%
United Kingdom	14.2%
Netherlands	6.9%
Italy	5.8%
Germany	5.6%
Ireland	5.1%
France	5.1%
Japan	4.6%
Luxembourg	4.1%
Other	23.4%

As of June 30, 2016
United States of America	32.4%
United Kingdom	14.3%
Netherlands	5.3%
Italy	6.3%
Germany	4.6%
Ireland	5.8%
France	4.2%
Japan	5.5%
Luxembourg	1.8%
Other	19.8%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2016
U.S. Government and U.S. Government Agency Obligations	6.6%
AAA	6.7%
AA	5.9%
A	14.1%
BBB	34.3%
BB and Below	22.0%
Not Rated	5.3%
Short-Term Investments and Net Other Assets	5.1%

As of June 30, 2016
U.S. Government and U.S. Government Agency Obligations	10.8%
AAA	6.5%
AA	6.9%
A	10.6%
BBB	31.3%
BB and Below	20.0%
Not Rated	5.1%
Short-Term Investments and Net Other Assets	8.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*,**
Corporate Bonds	49.2%
U.S. Government and U.S. Government Agency Obligations	6.6%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	2.1%
Municipal Bonds	0.3%
Foreign Government and Government Agency Obligations	30.6%
Other Investments	5.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Futures and Swaps - 14.4%

 ** Foreign Currency Contracts - (11.9)%

As of June 30, 2016*,**
Corporate Bonds	37.8%
U.S. Government and U.S. Government Agency Obligations	10.8%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	4.3%
Municipal Bonds	0.6%
Foreign Government and Government Agency Obligations	30.2%
Other Investments	7.3%
Short-Term Investments and Net Other Assets (Liabilities)	8.8%

 * Futures and Swaps - 10.9%

 ** Foreign Currency Contracts - (2.3)%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments December 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 49.2%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.875% 12/19/18 (Reg. S)		$350,000	$380,713
Bailiwick of Guernsey - 0.5%
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21		275,000	276,502
Bailiwick of Jersey - 0.5%
Heathrow Funding Ltd. 6% 3/20/20	GBP	200,000	281,095
Cyprus - 1.4%
Aroundtown Property Holdings PLC 1.5% 7/15/24 (Reg. S)	EUR	800,000	789,826
Denmark - 1.7%
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	825,000	909,337
France - 0.6%
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	300,000	319,612
Germany - 5.1%
alstria office REIT-AG:
2.125% 4/12/23 Reg. S	EUR	400,000	441,186
2.25% 3/24/21 (Reg. S)	EUR	1,000,000	1,113,484
Deutsche Bank AG:
4.25% 10/14/21 (c)		235,000	235,690
5% 6/24/20	EUR	600,000	677,344
Volkswagen Leasing GmbH 2.375% 9/6/22 Reg. S	EUR	300,000	339,425

TOTAL GERMANY			2,807,129

Ireland - 2.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21		150,000	155,453
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	625,000	666,170
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (b)		330,000	344,934
Bank of Ireland 4.25% 6/11/24 (Reg. S) (b)	EUR	250,000	270,400

TOTAL IRELAND			1,436,957

Italy - 1.2%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	250,000	273,689
Telecom Italia SpA 3.625% 5/25/26 (Reg. S)	EUR	350,000	378,007

TOTAL ITALY			651,696

Luxembourg - 4.1%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	550,000	554,693
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	200,000	205,588
UniCredit Luxembourg 6% 10/31/17 (Reg. S)		1,200,000	1,223,671
Wind Acquisition Finance SA 7% 4/23/21 (Reg S.)	EUR	250,000	273,752

TOTAL LUXEMBOURG			2,257,704

Mexico - 2.8%
CEMEX S.A.B. de CV:
4.375% 3/5/23 (Reg. S)	EUR	100,000	107,897
4.75% 1/11/22 (Reg. S)	EUR	100,000	109,107
Petroleos Mexicanos:
1.875% 4/21/22 (Reg. S)	EUR	145,000	146,684
3.75% 3/15/19 (Reg. S)	EUR	1,050,000	1,164,470

TOTAL MEXICO			1,528,158

Netherlands - 6.4%
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (b)		350,000	348,410
Deutsche Annington Finance BV 5% 10/2/23 (c)		250,000	260,101
EDP Finance BV 1.125% 2/12/24 (Reg. S)	EUR	750,000	748,013
Mylan N.V.:
2.25% 11/22/24 (Reg. S)	EUR	200,000	214,219
2.5% 6/7/19 (c)		17,000	16,904
3.95% 6/15/26 (c)		32,000	29,905
Rabobank Nederland 6.875% 3/19/20 (Reg. S)	EUR	1,250,000	1,547,541
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21		46,000	43,967
2.8% 7/21/23		33,000	31,202
3.15% 10/1/26		39,000	35,901
Urenco Finance NV 2.25% 8/5/22 (Reg. S)	EUR	150,000	169,340
Volkswagen International Finance NV 0.875% 1/16/23 Reg. S	EUR	100,000	105,265

TOTAL NETHERLANDS			3,550,768

Portugal - 0.1%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (d)	EUR	200,000	57,896
Turkey - 0.6%
Akbank T.A.S. 6.5% 3/9/18 (Reg. S)		300,000	308,030
United Kingdom - 10.0%
Anglo American Capital PLC 2.5% 9/18/18	EUR	550,000	594,990
Aviva PLC 6.625% 6/3/41 (b)	GBP	277,000	378,154
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	330,000	472,470
Imperial Tobacco Finance PLC 3.75% 7/21/22 (c)		600,000	615,304
Legal & General Group PLC 5.375% 10/27/45 (Reg. S) (b)	GBP	100,000	127,565
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (b)	EUR	130,000	142,123
Royal Bank of Scotland Group PLC 2.5% 3/22/23 (Reg. S)	EUR	750,000	804,380
Royal Bank of Scotland PLC 6.934% 4/9/18	EUR	645,000	728,514
Tesco PLC:
5% 3/24/23	GBP	100,000	132,887
6.125% 2/24/22	GBP	350,000	489,308
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	500,000	617,052
Western Power Distribution Ltd. 3.625% 11/6/23 (Reg. S)	GBP	300,000	399,356

TOTAL UNITED KINGDOM			5,502,103

United States of America - 10.9%
Air Lease Corp.:
2.125% 1/15/18		32,000	32,055
3.75% 2/1/22		63,000	64,831
4.25% 9/15/24		52,000	52,755
Anadarko Petroleum Corp. 4.85% 3/15/21		16,000	17,142
Bank of America Corp.:
5.7% 1/24/22		75,000	84,163
5.875% 1/5/21		25,000	27,813
Brandywine Operating Partnership LP:
3.95% 2/15/23		183,000	182,112
4.1% 10/1/24		62,000	61,099
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	25,885
CBRE Group, Inc. 4.875% 3/1/26		140,000	139,306
CEMEX Finance LLC 4.625% 6/15/24	EUR	100,000	107,791
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	151,898
Columbia Pipeline Group, Inc.:
3.3% 6/1/20		54,000	54,979
4.5% 6/1/25		17,000	17,837
5.8% 6/1/45		21,000	24,105
Corporate Office Properties LP 5% 7/1/25		29,000	29,586
DCP Midstream LLC 4.75% 9/30/21 (c)		153,000	154,913
DDR Corp. 3.625% 2/1/25		29,000	28,018
Digital Realty Trust LP 3.95% 7/1/22		41,000	42,088
Discover Financial Services 3.85% 11/21/22		213,000	216,003
Dominion Resources, Inc. 3.2982% 9/30/66 (b)		26,000	20,020
El Paso Corp. 6.5% 9/15/20		150,000	168,167
ERP Operating LP 4.625% 12/15/21		213,000	231,152
FirstEnergy Corp. 7.375% 11/15/31		340,000	437,446
General Motors Co. 3.5% 10/2/18		30,000	30,591
General Motors Financial Co., Inc.:
2.625% 7/10/17		20,000	20,108
3.25% 5/15/18		20,000	20,259
3.5% 7/10/19		51,000	51,909
4.25% 5/15/23		15,000	15,165
4.375% 9/25/21		106,000	109,855
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	400,000	414,401
4.75% 10/12/21	EUR	50,000	61,760
Halliburton Co.:
4.85% 11/15/35		27,000	28,432
5% 11/15/45		37,000	40,049
Hartford Financial Services Group, Inc. 8.125% 6/15/38 (b)		133,000	142,443
IPALCO Enterprises, Inc. 3.45% 7/15/20		97,000	98,698
JPMorgan Chase & Co.:
4.25% 10/15/20		28,000	29,608
4.35% 8/15/21		28,000	29,927
4.625% 5/10/21		28,000	30,123
4.95% 3/25/20		23,000	24,766
Kinder Morgan, Inc. 4.3% 6/1/25		128,000	131,620
Lazard Group LLC 4.25% 11/14/20		44,000	45,977
Liberty Property LP:
3.375% 6/15/23		233,000	231,435
4.75% 10/1/20		67,000	71,219
Lucent Technologies, Inc. 6.5% 1/15/28		300,000	309,750
Morgan Stanley:
1% 12/2/22	EUR	500,000	531,557
4.875% 11/1/22		50,000	53,529
MPLX LP 4% 2/15/25		9,000	8,737
Omega Healthcare Investors, Inc.:
4.375% 8/1/23		78,000	77,151
4.5% 1/15/25		20,000	19,576
5.25% 1/15/26		72,000	73,876
Puget Energy, Inc.:
5.625% 7/15/22		160,000	176,999
6% 9/1/21		15,000	16,784
6.5% 12/15/20		23,000	25,910
Retail Opportunity Investments Partnership LP 4% 12/15/24		14,000	13,408
Synchrony Financial:
1.875% 8/15/17		15,000	15,012
3% 8/15/19		22,000	22,275
3.75% 8/15/21		33,000	33,888
Tanger Properties LP 3.75% 12/1/24		42,000	41,864
The AES Corp. 4.875% 5/15/23		200,000	197,540
The Williams Companies, Inc. 4.55% 6/24/24		32,000	31,760
TIAA Asset Management Finance LLC 2.95% 11/1/19 (c)		18,000	18,302
Time Warner Cable, Inc.:
5.5% 9/1/41		37,000	37,552
5.875% 11/15/40		22,000	23,424
6.55% 5/1/37		32,000	36,173
7.3% 7/1/38		59,000	72,472
Ventas Realty LP 4.125% 1/15/26		19,000	19,398
Walgreens Boots Alliance, Inc. 3.3% 11/18/21		42,000	42,749
Western Gas Partners LP 5.375% 6/1/21		34,000	36,540
WP Carey, Inc. 4% 2/1/25		72,000	69,385

TOTAL UNITED STATES OF AMERICA			6,005,120

TOTAL NONCONVERTIBLE BONDS
(Cost $28,219,097)			27,062,646

U.S. Government Agency - Mortgage Securities - 5.9%
Fannie Mae - 3.3%
2.5% 10/1/29 to 8/1/31		168,854	169,456
3% 8/1/31 to 12/1/46		604,203	607,918
3.5% 11/1/26 to 11/1/46		316,617	327,118
4% 8/1/42 (e)		337,877	356,526
5% 11/1/33 to 6/1/39		220,277	242,721
5.5% 5/1/37		89,196	99,073

TOTAL FANNIE MAE			1,802,812

Freddie Mac - 1.7%
2.5% 7/1/31		88,701	88,951
3% 12/1/46		100,000	99,418
3.5% 4/1/43 to 12/1/45 (e)		429,770	442,445
4% 2/1/41 to 4/1/43		152,380	161,072
4.5% 3/1/41 to 4/1/41		124,911	134,523

TOTAL FREDDIE MAC			926,409

Ginnie Mae - 0.9%
3% 1/20/43		70,932	72,160
3.5% 5/20/43 to 8/20/43		187,401	195,663
4% 12/15/40 to 11/20/41		128,477	137,527
4.5% 5/20/41		114,973	123,906

TOTAL GINNIE MAE			529,256

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,279,103)			3,258,477

Asset-Backed Securities - 0.2%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57(c)
(Cost $121,011)		$121,160	$121,214

Commercial Mortgage Securities - 2.1%
United States of America - 2.1%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49		147,043	147,241
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (b)(c)		63,000	62,765
Class B, 4.181% 11/15/34 (c)		25,000	24,920
Class C, 5.205% 11/15/34 (c)		25,000	24,984
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43		131,319	131,166
Series 2007-C32 Class A3, 5.8904% 6/15/49 (b)		219,513	221,164
Series 2007-C33 Class A4, 6.1703% 2/15/51 (b)		549,571	552,097
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,288,003)			1,164,337

U.S. Government and Government Agency Obligations - 0.3%
U.S. Treasury Obligations - 0.3%
U.S. Treasury Bonds:
2.875% 11/15/46		$30,000	$28,893
4.75% 2/15/37		84,000	109,138
			138,031
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $150,333)			138,031

Foreign Government and Government Agency Obligations - 30.6%
Australia - 1.8%
Australian Commonwealth:
2.75% 4/21/24	AUD	$757,000	$552,670
2.75% 6/21/35 (Reg. S)	AUD	60,000	39,376
3.75% 4/21/37 (Reg. S)	AUD	5,000	3,741
4.25% 4/21/26	AUD	129,000	104,808
5.5% 4/21/23	AUD	52,000	44,213
5.75% 5/15/21	AUD	108,000	89,511
5.75% 7/15/22	AUD	195,000	165,657

TOTAL AUSTRALIA			999,976

Belgium - 0.0%
Belgian Kingdom 3% 6/22/34 (c)	EUR	14,000	19,195
Canada - 0.9%
Canadian Government:
1% 6/1/27	CAD	109,000	74,784
2.75% 12/1/48 (e)	CAD	70,000	57,236
4% 6/1/41 (f)	CAD	118,000	114,765
5% 6/1/37 (e)	CAD	104,000	111,298
5.75% 6/1/29	CAD	31,000	32,584
Ontario Province 4.65% 6/2/41	CAD	110,000	101,199

TOTAL CANADA			491,866

Chile - 0.0%
Chilean Republic 6% 3/1/18	CLP	10,000,000	15,363
Czech Republic - 0.3%
Czech Republic:
2.5% 8/25/28	CZK	1,610,000	75,519
4.2% 12/4/36	CZK	270,000	16,812
5.7% 5/25/24	CZK	900,000	49,329

TOTAL CZECH REPUBLIC			141,660

Denmark - 0.5%
Danish Kingdom:
1.5% 11/15/23	DKK	1,415,000	220,489
1.75% 11/15/25	DKK	293,000	46,696
4.5% 11/15/39	DKK	66,000	16,106

TOTAL DENMARK			283,291

France - 1.9%
French Government:
OAT 3.25% 5/25/45	EUR	125,000	181,073
2.5% 5/25/30	EUR	706,000	886,752

TOTAL FRANCE			1,067,825

Germany - 0.6%
German Federal Republic:
2.5% 8/15/46	EUR	55,000	81,454
4% 1/4/37	EUR	136,000	231,142

TOTAL GERMANY			312,596

Indonesia - 0.6%
Indonesian Republic:
2.625% 6/14/23	EUR	100,000	105,742
2.875% 7/8/21(Reg. S)	EUR	200,000	219,609

TOTAL INDONESIA			325,351

Ireland - 1.9%
Irish Republic:
2% 2/18/45 (Reg.S)	EUR	50,000	56,378
2.4% 5/15/30 (Reg. S)	EUR	248,000	300,514
4.5% 4/18/20	EUR	34,000	41,650
5.4% 3/13/25	EUR	438,000	639,460

TOTAL IRELAND			1,038,002

Israel - 0.6%
Israeli State:
3.75% 3/31/24	ILS	199,000	58,787
4.25% 3/31/23	ILS	62,000	18,760
5% 1/31/20	ILS	89,000	26,179
5.5% 1/31/22	ILS	296,000	93,307
5.5% 1/31/42	ILS	28,000	10,064
6% 2/28/19	ILS	434,000	126,259

TOTAL ISRAEL			333,356

Italy - 4.1%
Buoni del Tesoro Poliennali:
1.5% 6/1/25	EUR	10,000	10,473
2.15% 12/15/21	EUR	323,000	364,927
2.7% 3/1/47 (c)	EUR	12,000	12,119
3.5% 6/1/18	EUR	592,000	655,365
3.5% 12/1/18	EUR	319,000	359,236
4.5% 5/1/23	EUR	93,000	118,214
Italian Republic:
4% 2/1/37	EUR	30,000	38,830
4.5% 3/1/26	EUR	96,000	124,651
5% 8/1/34	EUR	204,000	293,458
5% 9/1/40	EUR	23,000	33,460
6% 5/1/31	EUR	20,000	30,845
6.5% 11/1/27	EUR	154,000	234,327

TOTAL ITALY			2,275,905

Japan - 4.6%
Japan Government:
0.1% 3/20/26	JPY	14,100,000	121,586
0.4% 3/20/36	JPY	79,800,000	665,063
1% 12/20/35	JPY	129,250,000	1,199,274
1.2% 12/20/34	JPY	10,600,000	102,145
1.2% 3/20/35	JPY	1,250,000	12,032
1.2% 9/20/35	JPY	6,900,000	66,251
1.4% 9/20/34	JPY	22,100,000	219,516
1.5% 6/20/34	JPY	4,100,000	41,334
1.9% 12/20/28	JPY	9,250,000	95,697

TOTAL JAPAN			2,522,898

Korea (South) - 2.3%
Korean Republic:
2% 3/10/20	KRW	25,300,000	21,126
2% 9/10/20	KRW	45,070,000	37,618
2.25% 6/10/25	KRW	204,050,000	171,245
2.75% 3/10/18	KRW	574,680,000	482,512
3% 9/10/24	KRW	147,850,000	130,369
3% 12/10/42	KRW	109,490,000	105,527
3.125% 3/10/19	KRW	115,360,000	98,543
3.5% 3/10/24	KRW	215,510,000	196,059
5.25% 3/10/27	KRW	18,600,000	19,827

TOTAL KOREA (SOUTH)			1,262,826

Malaysia - 0.4%
Malaysian Government:
3.48% 3/15/23	MYR	417,000	89,181
3.889% 7/31/20	MYR	417,000	93,559
3.892% 3/15/27	MYR	46,000	9,842
4.935% 9/30/43	MYR	9,000	2,004

TOTAL MALAYSIA			194,586

Mexico - 0.9%
United Mexican States:
4.75% 6/14/18	MXN	3,927,000	183,954
6.5% 6/10/21	MXN	1,100,000	51,744
7.5% 6/3/27	MXN	1,820,000	87,378
8.5% 5/31/29	MXN	2,578,000	132,275
8.5% 11/18/38	MXN	230,000	11,785
10% 11/20/36	MXN	90,000	5,278

TOTAL MEXICO			472,414

New Zealand - 0.2%
New Zealand Government:
4.5% 4/15/27	NZD	25,000	19,076
5.5% 4/15/23	NZD	46,000	36,556
6% 12/15/17	NZD	107,000	77,158

TOTAL NEW ZEALAND			132,790

Norway - 0.2%
Kingdom of Norway 4.5% 5/22/19	NOK	420,000	52,937
Norway Government Bond:
1.75% 3/13/25	NOK	116,000	13,613
3% 3/14/24	NOK	159,000	20,303

TOTAL NORWAY			86,853

Poland - 0.8%
Polish Government:
1.5% 4/25/20	PLN	365,000	84,336
1.75% 7/25/21	PLN	372,000	84,692
3.25% 7/25/25	PLN	212,000	49,716
4% 10/25/23	PLN	275,000	68,345
5.5% 10/25/19	PLN	362,000	93,808
5.75% 10/25/21	PLN	53,000	14,268
5.75% 9/23/22	PLN	239,000	64,801
5.75% 4/25/29	PLN	31,000	8,759

TOTAL POLAND			468,725

Russia - 0.5%
Russian Federation:
6.8% 12/11/19	RUB	2,840,000	44,629
7% 8/16/23	RUB	4,135,000	63,263
7.05% 1/19/28	RUB	681,000	10,149
7.5% 2/27/19	RUB	5,115,000	82,428
7.6% 7/20/22	RUB	2,400,000	38,218
8.5% 9/17/31	RUB	2,750,000	45,123

TOTAL RUSSIA			283,810

Singapore - 0.3%
Republic of Singapore:
2.25% 6/1/21	SGD	13,000	9,140
3.25% 9/1/20	SGD	163,000	118,748
3.375% 9/1/33	SGD	26,000	19,435

TOTAL SINGAPORE			147,323

Slovenia - 0.1%
Republic of Slovenia 2.25% 3/25/22 (Reg. S)	EUR	25,000	29,227
South Africa - 1.0%
South African Republic:
7.25% 1/15/20	ZAR	675,000	47,977
7.75% 2/28/23	ZAR	2,900,000	202,417
8% 12/21/18	ZAR	467,000	34,036
8% 1/31/30	ZAR	1,245,000	81,571
8.5% 1/31/37	ZAR	1,800,000	117,746
8.75% 1/31/44	ZAR	307,000	20,442
10.5% 12/21/26	ZAR	856,000	68,722

TOTAL SOUTH AFRICA			572,911

Spain - 2.3%
Spanish Kingdom:
1.95% 7/30/30(Reg. S) (c)	EUR	40,000	42,973
2.15% 10/31/25(Reg. S) (c)	EUR	110,000	124,157
3.75% 10/31/18	EUR	474,000	535,942
4.4% 10/31/23 (c)	EUR	334,000	434,582
5.15% 10/31/44	EUR	83,000	132,502
5.75% 7/30/32	EUR	13,000	20,839

TOTAL SPAIN			1,290,995

Sweden - 0.4%
Sweden Kingdom:
2.25% 6/1/32	SEK	180,000	22,808
2.5% 5/12/25	SEK	705,000	91,184
3.5% 3/30/39	SEK	35,000	5,268
5% 12/1/20	SEK	680,000	90,472

TOTAL SWEDEN			209,732

Switzerland - 0.5%
Switzerland Confederation 3.5% 4/8/33	CHF	193,000	291,613
Thailand - 0.5%
Kingdom of Thailand:
3.45% 3/8/19	THB	2,599,000	75,287
3.625% 6/16/23	THB	5,574,000	166,101
4.675% 6/29/44	THB	530,000	18,015
4.875% 6/22/29	THB	540,000	17,823

TOTAL THAILAND			277,226

United Kingdom - 2.4%
United Kingdom, Great Britain and Northern Ireland:
3.25% 1/22/44	GBP	600,000	955,593
4.25% 6/7/32	GBP	208,000	347,985

TOTAL UNITED KINGDOM			1,303,578

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,696,482)			16,851,893

Municipal Securities - 0.3%
United States of America - 0.3%
Illinois Gen. Oblig.:
Series 2003:		$	$
4.35% 6/1/18		18,333	18,612
4.95% 6/1/23		55,000	56,550
Series 2011:
5.665% 3/1/18		10,000	10,347
5.877% 3/1/19		50,000	53,006
TOTAL MUNICIPAL SECURITIES
(Cost $139,248)			138,515

Preferred Securities - 5.9%
France - 2.6%
Credit Agricole SA:
6.625% (Reg. S) (b)(g)		$825,000	$805,378
8.125% 9/19/33 (Reg. S) (b)		550,000	604,501

TOTAL FRANCE			1,409,879

Ireland - 0.6%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(g)	EUR	315,000	328,879
Italy - 0.5%
Intesa Sanpaolo SpA 7% (Reg. S) (b)(g)	EUR	280,000	300,194
Netherlands - 0.5%
Volkswagen International Finance NV 2.5%(Reg. S) (b)(g)	EUR	300,000	305,407
United Kingdom - 1.7%
Barclays Bank PLC 7.625% 11/21/22		833,000	921,411
TOTAL PREFERRED SECURITIES
(Cost $3,274,695)			3,265,770
		Shares	Value

Fixed-Income Funds - 0.3%
Fidelity Mortgage Backed Securities Central Fund (h)
(Cost $160,498)		1,514	163,487

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.60% (i)
(Cost $1,498,372)		1,498,073	1,498,372

Purchased Swaptions - 0.1%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 26 Index expiring December 2021 exercise rate 3.125%	2/15/17	EUR 6,200,000	$29,891
TOTAL PURCHASED SWAPTIONS
(Cost $54,000)			29,891
TOTAL INVESTMENT PORTFOLIO - 97.6%
(Cost $56,880,842)			53,692,633
NET OTHER ASSETS (LIABILITIES) - 2.4%			1,345,787
NET ASSETS - 100%			$55,038,420

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
2 Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	March 2017	365,312	$3,649
1 ICE Long Gilt Contracts (United Kingdom)	March 2017	155,073	3,575
TOTAL BOND INDEX CONTRACTS			7,224
Treasury Contracts
32 CBOT 10-Year U.S. Treasury Note Contracts (United States)	March 2017	3,977,000	(9,520)
23 CBOT 2-Year U.S. Treasury Note Contracts (United States)	March 2017	4,983,813	(5,392)
6 CBOT 5-Year U.S. Treasury Note Contracts (United States)	March 2017	705,984	(2,684)
3 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2017	451,969	(3,381)
5 CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	March 2017	670,313	(3,057)
13 CBOT Ultra Long Term U.S. Treasury Note Contracts (United States)	March 2017	2,083,250	2,690
5 TME 10 Year Canadian Note Contracts (Canada)	March 2017	512,159	(6,575)
TOTAL TREASURY CONTRACTS			(27,919)

TOTAL PURCHASED			(20,695)

Sold
Bond Index Contracts
18 Eurex Euro-Bobl Contracts (Germany)	March 2017	2,531,981	(18,060)
11 Eurex Euro-Bund Contracts (Germany)	March 2017	1,900,717	(25,218)
10 ICE Medium Gilt Contracts (United Kingdom)	March 2017	1,423,299	(11,641)

TOTAL SOLD			(54,919)

TOTAL FUTURES CONTRACTS			$(75,614)

The face value of futures purchased as a percentage of Net Assets is 25.3%

The face value of futures sold as a percentage of Net Assets is 10.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $17,821,986.

Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount*	Unrealized Appreciation/(Depreciation)
1/6/17	CZK	JPMorgan Chase Bank, N.A.	Sell	14,105,000	$557,929	$8,405
2/15/17	AUD	BNP Paribas	Buy	41,000	29,594	(38)
2/15/17	AUD	BNP Paribas	Buy	62,000	46,173	(1,479)
2/15/17	AUD	BNP Paribas	Buy	146,000	109,993	(4,747)
2/15/17	AUD	Barclays Bank PLC	Sell	118,000	87,210	2,148
2/15/17	AUD	Citibank, N.A.	Buy	81,000	59,304	(914)
2/15/17	AUD	JPMorgan Chase Bank, N.A.	Sell	44,000	32,398	680
2/15/17	CAD	BNP Paribas	Sell	17,000	12,965	297
2/15/17	CAD	Citibank, N.A.	Sell	147,000	109,562	21
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Buy	1,478,000	1,097,465	3,905
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	50,000	37,374	115
2/15/17	CHF	Barclays Bank PLC	Sell	734,000	738,059	15,156
2/15/17	CZK	Citibank, N.A.	Sell	949,000	37,399	353
2/15/17	CZK	JPMorgan Chase Bank, N.A.	Buy	2,385,000	95,462	(2,358)
2/15/17	DKK	BNP Paribas	Sell	227,000	32,492	274
2/15/17	EUR	BNP Paribas	Buy	49,000	52,359	(667)
2/15/17	EUR	BNP Paribas	Sell	59,000	62,842	601
2/15/17	EUR	BNP Paribas	Sell	70,000	74,841	996
2/15/17	EUR	BNP Paribas	Sell	933,000	992,870	8,620
2/15/17	EUR	BNP Paribas	Sell	6,595,000	7,116,018	158,755
2/15/17	EUR	Citibank, N.A.	Sell	20,000	20,849	(249)
2/15/17	EUR	Citibank, N.A.	Sell	33,000	35,143	330
2/15/17	EUR	Citibank, N.A.	Sell	36,000	37,567	(411)
2/15/17	EUR	Citibank, N.A.	Sell	44,000	46,079	(338)
2/15/17	EUR	Citibank, N.A.	Sell	51,000	54,310	509
2/15/17	EUR	Citibank, N.A.	Sell	77,000	81,596	367
2/15/17	EUR	Credit Suisse Intl.	Buy	61,000	63,753	598
2/15/17	EUR	Credit Suisse Intl.	Sell	105,000	111,750	982
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	38,000	39,765	322
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	81,000	86,435	(986)
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	366,000	383,374	2,730
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	41,000	44,172	920
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	43,000	45,866	504
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	46,000	49,301	774
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	84,000	90,018	1,404
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	167,000	177,591	1,418
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	243,000	259,423	3,075
2/15/17	GBP	BNP Paribas	Buy	494,000	626,244	(16,763)
2/15/17	GBP	BNP Paribas	Sell	23,000	28,800	423
2/15/17	GBP	Credit Suisse Intl.	Buy	34,000	42,021	(73)
2/15/17	GBP	Credit Suisse Intl.	Buy	37,000	46,079	(430)
2/15/17	GBP	Goldman Sachs Bank USA	Sell	1,658,000	2,061,317	15,731
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Sell	20,000	25,061	386
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Sell	39,000	49,468	1,351
2/15/17	HKD	JPMorgan Chase Bank, N.A.	Buy	145,000	18,703	0
2/15/17	ILS	Barclays Bank PLC	Sell	118,000	30,801	134
2/15/17	ILS	JPMorgan Chase Bank, N.A.	Sell	182,000	47,517	217
2/15/17	JPY	BNP Paribas	Buy	2,250,000	19,157	137
2/15/17	JPY	BNP Paribas	Buy	12,650,000	108,466	13
2/15/17	JPY	BNP Paribas	Sell	3,950,000	35,100	1,227
2/15/17	JPY	Barclays Bank PLC	Buy	291,050,000	2,685,409	(189,551)
2/15/17	JPY	Citibank, N.A.	Buy	4,650,000	40,777	(901)
2/15/17	JPY	Citibank, N.A.	Sell	4,100,000	37,425	2,266
2/15/17	JPY	Goldman Sachs Bank USA	Sell	31,900,000	281,854	8,300
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Buy	3,700,000	31,470	258
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	5,800,000	50,383	646
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	11,500,000	104,298	5,682
2/15/17	KRW	Goldman Sachs Bank USA	Buy	61,400,000	52,344	(1,484)
2/15/17	KRW	Goldman Sachs Bank USA	Buy	68,198,152	57,624	(1,132)
2/15/17	KRW	JPMorgan Chase Bank, N.A.	Sell	33,500,000	28,258	508
2/15/17	KRW	JPMorgan Chase Bank, N.A.	Sell	429,200,000	367,309	11,779
2/15/17	MXN	Citibank, N.A.	Buy	13,739,000	666,319	(7,570)
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Buy	327,000	15,766	(87)
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Sell	565,000	27,725	635
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Sell	744,000	35,907	234
2/15/17	MYR	JPMorgan Chase Bank, N.A.	Buy	228,000	51,525	(772)
2/15/17	NOK	JPMorgan Chase Bank, N.A.	Buy	148,000	17,572	(427)
2/15/17	NZD	Goldman Sachs Bank USA	Buy	83,000	57,521	60
2/15/17	NZD	JPMorgan Chase Bank, N.A.	Sell	239,000	169,257	3,453
2/15/17	PLN	Citibank, N.A.	Sell	224,000	53,300	(187)
2/15/17	PLN	Goldman Sachs Bank USA	Buy	244,000	EUR 54,113	1,177
2/15/17	PLN	Goldman Sachs Bank USA	Sell	233,000	EUR 52,428	(328)
2/15/17	PLN	JPMorgan Chase Bank, N.A.	Buy	1,202,000	291,176	(4,162)
2/15/17	RUB	Goldman Sachs Bank USA	Sell	1,803,000	28,161	(968)
2/15/17	RUB	JPMorgan Chase Bank, N.A.	Sell	3,107,000	47,019	(3,178)
2/15/17	SEK	BNP Paribas	Sell	355,000	38,658	(411)
2/15/17	SEK	Citibank, N.A.	Buy	34,000	3,698	44
2/15/17	SEK	Goldman Sachs Bank USA	Buy	506,000	CHF 55,502	1,025
2/15/17	SEK	Goldman Sachs Bank USA	Sell	506,000	CHF 56,888	340
2/15/17	SEK	Goldman Sachs Bank USA	Sell	535,000	CHF 59,642	(139)
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Buy	11,481,000	1,258,133	5,402
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Sell	385,000	41,962	(409)
2/15/17	SGD	Citibank, N.A.	Sell	126,000	89,114	2,131
2/15/17	SGD	Goldman Sachs Bank USA	Buy	83,000	58,312	(1,014)
2/15/17	THB	JPMorgan Chase Bank, N.A.	Sell	1,529,000	43,128	417
2/15/17	ZAR	BNP Paribas	Sell	700,000	49,197	(1,351)
2/15/17	ZAR	Citibank, N.A.	Sell	1,342,000	92,790	(4,119)
2/15/17	ZAR	JPMorgan Chase Bank, N.A.	Buy	64,000	4,568	53
TOTAL FOREIGN CURRENCY CONTRACTS						$30,645

*Contract amount in U.S. Dollars unless otherwise noted

For the period, the average contract value for foreign currency contracts was $26,527,052. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty(2)	Fixed Payment Received/(Paid)	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1)%	EUR 1,500,000	$(7,756)	$0	$(7,756)
Carlsberg Breweries A/S		Dec. 2020	Citibank, N.A.	(1)%	EUR 1,100,000	(23,148)	(3,346)	(26,494)
Gas Natural Capital Markets SA		Jun. 2021	BNP Paribas	(1%)	EUR 250,000	(2,778)	245	(2,533)
Gas Natural Capital Markets SA		Dec. 2021	Credit Suisse International	(1%)	EUR 550,000	(4,462)	1,414	(3,048)
Santander Central Hispano Issuances Ltd		Dec. 2021	Citibank, N.A.	(1%)	EUR 250,000	18,623	(20,981)	(2,358)
Societe Generale		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 250,000	10,578	(10,370)	208
Societe Generale		Dec. 2021	Barclays Bank PLC	(1%)	EUR 1,100,000	58,298	(58,449)	(151)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 550,000	31,401	(51,067)	(19,666)
TOTAL BUY PROTECTION						80,756	(142,554)	(61,798)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	EUR 1,500,000	7,769	0	7,769
Deutsche Bank AG	BB+	Dec. 2017	Barclays Bank PLC	1%	EUR 300,000	(4,035)	14,492	10,457
Deutsche Bank AG	BB+	Dec. 2017	JPMorgan Chase Bank, N.A.	1%	EUR 275,000	(3,698)	8,355	4,657
Unicredit Spa	NR	Dec. 2021	Citibank, N.A.	1%	EUR 250,000	(30,378)	33,737	3,359
TOTAL SELL PROTECTION						(30,342)	56,584	26,242

TOTAL CREDIT DEFAULT SWAPS						$50,414	$(85,970)	$(35,556)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount for swaps in the aggregate was $5,638,028.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

CLP – Chilean peso

CZK – Czech koruna

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli shekel

JPY – Japanese yen

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PLN – Polish zloty (new)

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

ZAR – South African rand

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,198,028 or 4.0% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $290,300.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $67,108.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $1,689,370.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,661
Fidelity Mortgage Backed Securities Central Fund	4,006
Total	$12,667

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$160,259	$4,290	$--	$163,487	0.0%
Total	$160,259	$4,290	$--	$163,487

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$27,062,646	$--	$27,062,646	$--
U.S. Government Agency - Mortgage Securities	3,258,477	--	3,258,477	--
Asset-Backed Securities	121,214	--	121,214	--
Commercial Mortgage Securities	1,164,337	--	1,164,337	--
U.S. Government and Government Agency Obligations	138,031	--	138,031	--
Foreign Government and Government Agency Obligations	16,851,893	--	16,851,893	--
Municipal Securities	138,515	--	138,515	--
Preferred Securities	3,265,770	--	3,265,770	--
Fixed-Income Funds	163,487	163,487	--	--
Money Market Funds	1,498,372	1,498,372	--	--
Purchased Swaptions	29,891	--	29,891	--
Total Investments in Securities:	$53,692,633	$1,661,859	$52,030,774	$--
Derivative Instruments:
Assets
Foreign Currency Contracts	$278,288	$--	$278,288	$--
Futures Contracts	9,914	9,914	--	--
Swaps	126,669	--	126,669	--
Total Assets	$414,871	$9,914	$404,957	$--
Liabilities
Foreign Currency Contracts	$(247,643)	$--	$(247,643)	$--
Futures Contracts	(85,528)	(85,528)	--	--
Swaps	(76,255)	--	(76,255)	--
Total Liabilities	$(409,426)	$(85,528)	$(323,898)	$--
Total Derivative Instruments:	$5,445	$(75,614)	$81,059	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$29,891	$0
Swaps(b)	126,669	(76,255)
Total Credit Risk	156,560	(76,255)
Foreign Exchange Risk
Foreign Currency Contracts(c)	278,288	(247,643)
Total Foreign Exchange Risk	278,288	(247,643)
Interest Rate Risk
Futures Contracts(d)	9,914	(85,528)
Total Interest Rate Risk	9,914	(85,528)
Total Value of Derivatives	$444,762	$(409,426)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Barclays Bank PLC	75,736	(193,586)	--	--	(117,850)
Goldman Sachs Bank USA	68,612	(5,065)	--	--	63,547
JPMorgan Chase Bank, N.A.	55,273	(16,077)	--	--	39,196
Citibank, N.A.	54,535	(68,215)	--	--	(13,680)
Credit Suisse Intl.	1,580	(4,965)	--	--	(3,385)
BNP Paribas	171,343	(28,234)	--	--	143,109
Centrally Cleared OTC Swaps	7,769	(7,756)	--	--	13
Exchange Traded Futures	9,914	(85,528)	--	75,614	--
Total	$444,762	$(409,426)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $55,221,972)	$52,030,774
Fidelity Central Funds (cost $1,658,870)	1,661,859
Total Investments (cost $56,880,842)		$53,692,633
Cash		13,067
Foreign currency held at value (cost $627,366)		616,930
Receivable for investments sold		117,102
Unrealized appreciation on foreign currency contracts		278,288
Receivable for fund shares sold		39,791
Interest receivable		646,129
Distributions receivable from Fidelity Central Funds		287
Receivable for daily variation margin for derivative instruments		27,803
Bi-lateral OTC swaps, at value		118,900
Prepaid expenses		114
Receivable from investment adviser for expense reductions		24,236
Total assets		55,575,280
Liabilities
Unrealized depreciation on foreign currency contracts	$247,643
Payable for fund shares redeemed	92,876
Bi-lateral OTC swaps, at value	68,499
Accrued management fee	25,627
Distribution and service plan fees payable	4,519
Other affiliated payables	8,472
Other payables and accrued expenses	89,224
Total liabilities		536,860
Net Assets		$55,038,420
Net Assets consist of:
Paid in capital		$61,366,410
Distributions in excess of net investment income		(630,757)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,394,801)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,302,432)
Net Assets		$55,038,420
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,666,719 ÷ 542,102 shares)		$8.61
Maximum offering price per share (100/96.00 of $8.61)		$8.97
Class T:
Net Asset Value and redemption price per share ($2,873,795 ÷ 333,935 shares)		$8.61
Maximum offering price per share (100/96.00 of $8.61)		$8.97
Class C:
Net Asset Value and offering price per share ($3,513,740 ÷ 408,682 shares)(a)		$8.60
Global Bond:
Net Asset Value, offering price and redemption price per share ($41,569,420 ÷ 4,827,545 shares)		$8.61
Class I:
Net Asset Value, offering price and redemption price per share ($2,414,746 ÷ 280,478 shares)		$8.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$256,704
Interest		1,368,806
Income from Fidelity Central Funds		12,667
Income before foreign taxes withheld		1,638,177
Less foreign taxes withheld		(24,766)
Total income		1,613,411
Expenses
Management fee	$332,198
Transfer agent fees	74,885
Distribution and service plan fees	59,774
Accounting fees and expenses	30,713
Custodian fees and expenses	10,338
Independent trustees' fees and expenses	269
Registration fees	65,017
Audit	176,880
Legal	789
Miscellaneous	677
Total expenses before reductions	751,540
Expense reductions	(246,750)	504,790
Net investment income (loss)		1,108,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(915,160)
Fidelity Central Funds	32
Foreign currency transactions	961,877
Futures contracts	(205,736)
Swaps	27,884
Capital gain distributions from Fidelity Central Funds	283
Total net realized gain (loss)		(130,820)
Change in net unrealized appreciation (depreciation) on: Investment securities	710,081
Assets and liabilities in foreign currencies	(153,477)
Futures contracts	(94,533)
Swaps	(22,816)
Delayed delivery commitments	(106)
Total change in net unrealized appreciation (depreciation)		439,149
Net gain (loss)		308,329
Net increase (decrease) in net assets resulting from operations		$1,416,950

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,108,621	$1,455,764
Net realized gain (loss)	(130,820)	(2,471,723)
Change in net unrealized appreciation (depreciation)	439,149	(2,121,017)
Net increase (decrease) in net assets resulting from operations	1,416,950	(3,136,976)
Distributions to shareholders from net investment income	(1,215,883)	–
Distributions to shareholders from net realized gain	(629,668)	–
Return of capital	(42,971)	(1,515,599)
Total distributions	(1,888,522)	(1,515,599)
Share transactions - net increase (decrease)	(3,278,957)	2,358,481
Total increase (decrease) in net assets	(3,750,529)	(2,294,094)
Net Assets
Beginning of period	58,788,949	61,083,043
End of period	$55,038,420	$58,788,949
Other Information
Distributions in excess of net investment income end of period	$(630,757)	$(345,854)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.156	.205	.199	.172	.088
Net realized and unrealized gain (loss)	.055	(.692)	(.187)	(.553)	.207
Total from investment operations	.211	(.487)	.012	(.381)	.295
Distributions from net investment income	(.175)	–	(.006)	–	(.078)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.006)	(.213)	(.186)	(.197)	–
Total distributions	(.281)	(.213)	(.192)	(.199)	(.155)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D,E	2.39%	(5.24)%	.08%	(3.76)%	2.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.46%	1.44%	1.30%	1.61%H
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%H
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%H
Net investment income (loss)	1.72%	2.26%	2.05%	1.77%	1.44%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,667	$4,781	$4,770	$3,965	$3,041
Portfolio turnover rateI	105%	110%	227%	245%	91%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.156	.204	.199	.172	.088
Net realized and unrealized gain (loss)	.058	(.691)	(.187)	(.553)	.207
Total from investment operations	.214	(.487)	.012	(.381)	.295
Distributions from net investment income	(.178)	–	(.006)	–	(.078)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.006)	(.213)	(.186)	(.197)	–
Total distributions	(.284)	(.213)	(.192)	(.199)	(.155)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D,E	2.42%	(5.24)%	.08%	(3.76)%	2.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.48%	1.46%	1.30%	1.61%H
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%H
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%H
Net investment income (loss)	1.72%	2.26%	2.05%	1.77%	1.44%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,874	$3,037	$3,012	$2,943	$2,747
Portfolio turnover rateI	105%	110%	227%	245%	91%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.67	$9.37	$9.55	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.088	.137	.126	.099	.042
Net realized and unrealized gain (loss)	.056	(.690)	(.185)	(.558)	.208
Total from investment operations	.144	(.553)	(.059)	(.459)	.250
Distributions from net investment income	(.110)	–	(.004)	–	(.033)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.004)	(.147)	(.117)	(.129)	–
Total distributions	(.214)	(.147)	(.121)	(.131)	(.110)
Net asset value, end of period	$8.60	$8.67	$9.37	$9.55	$10.14
Total ReturnC,D,E	1.64%	(5.94)%	(.65)%	(4.53)%	2.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.30%	2.25%	2.22%	2.08%	2.36%H
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%H
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%H
Net investment income (loss)	.97%	1.51%	1.30%	1.01%	.69%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,514	$3,541	$4,340	$3,579	$2,994
Portfolio turnover rateI	105%	110%	227%	245%	91%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.179	.227	.223	.199	.103
Net realized and unrealized gain (loss)	.055	(.691)	(.188)	(.556)	.208
Total from investment operations	.234	(.464)	.035	(.357)	.311
Distributions from net investment income	(.197)	–	(.007)	–	(.094)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.007)	(.236)	(.208)	(.221)	–
Total distributions	(.304)	(.236)	(.215)	(.223)	(.171)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D	2.65%	(5.00)%	.32%	(3.53)%	3.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%	1.09%	1.09%	.99%	1.28%G
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%G
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%G
Net investment income (loss)	1.97%	2.51%	2.30%	2.02%	1.69%G
Supplemental Data
Net assets, end of period (000 omitted)	$41,569	$44,497	$46,242	$45,300	$155,463
Portfolio turnover rateH	105%	110%	227%	245%	91%G

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.179	.226	.223	.196	.104
Net realized and unrealized gain (loss)	.055	(.690)	(.188)	(.553)	.207
Total from investment operations	.234	(.464)	.035	(.357)	.311
Distributions from net investment income	(.197)	–	(.007)	–	(.094)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.007)	(.236)	(.208)	(.221)	–
Total distributions	(.304)	(.236)	(.215)	(.223)	(.171)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D	2.65%	(5.00)%	.32%	(3.53)%	3.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.16%	1.14%	1.15%	1.02%	1.36%G
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%G
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%G
Net investment income (loss)	1.97%	2.51%	2.30%	2.02%	1.69%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,415	$2,932	$2,718	$2,646	$2,580
Portfolio turnover rateH	105%	110%	227%	245%	91%G

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Global Bond Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Foreign Securities Futures Loans & Direct Debt Instruments Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2016 and December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,391,134
Gross unrealized depreciation	(5,627,038)
Net unrealized appreciation (depreciation) on securities	$(3,235,904)
Tax Cost	$56,928,537

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,150,245)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,328,669)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(745,247)
Long-term	(1,404,998)
Total no expiration	$(2,150,245)

The Fund intends to elect to defer to its next fiscal year $650,256 of ordinary losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,845,551	$–
Return of Capital	42,971	1,515,599
Total	$1,888,522	$ 1,515,599

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(85,520)	$(24,109)
Swaps	27,884	(22,816)
Total Credit Risk	(57,636)	(46,925)
Foreign Exchange Risk
Foreign Currency Contracts	1,024,401	(132,908)
Interest Rate Risk
Futures Contracts	(205,736)	(94,533)
Totals	$761,029	$(274,366)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $46,529,957 and $48,567,184, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$12,031	$5,052
Class T	-%	.25%	7,052	4,866
Class C	.75%	.25%	40,691	24,475
			$59,774	$34,393

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,417
Class T	336
Class C(a)	324
$2,077

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,008.23
Class T	7,194.26
Class C	10,506.26
Global Bond	41,731.09
Class I	4,446.13
	$ 74,885

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $153 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$25,135
Class T	1.00%	15,584
Class C	1.75%	22,216
Global Bond	.75%	169,136
Class I	.75%	14,380
		$246,451

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $240.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$92,401	$–
Class T	55,704	–
Class C	47,791	–
Global Bond	947,049	–
Class I	72,938	–
Total	$1,215,883	$–
From net realized gain
Class A	$53,606	$–
Class T	32,813	–
Class C	40,346	–
Global Bond	475,296	–
Class I	27,607	–
Total	$629,668	$–
From return of capital
Class A	$3,354	$115,318
Class T	2,067	71,214
Class C	1,750	62,994
Global Bond	33,440	1,192,630
Class I	2,360	73,443
Total	$42,971	$1,515,599

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	162,753	95,613	$1,485,797	$869,745
Reinvestment of distributions	16,679	12,686	147,005	113,670
Shares redeemed	(187,940)	(66,204)	(1,709,345)	(597,119)
Net increase (decrease)	(8,508)	42,095	$(76,543)	$386,296
Class T
Shares sold	86,401	33,315	$783,618	$300,501
Reinvestment of distributions	10,293	7,950	90,585	71,214
Shares redeemed	(112,517)	(12,583)	(1,025,062)	(114,205)
Net increase (decrease)	(15,823)	28,682	$(150,859)	$257,510
Class C
Shares sold	194,603	50,403	$1,770,197	$453,032
Reinvestment of distributions	9,965	7,033	87,282	62,933
Shares redeemed	(204,153)	(112,322)	(1,836,971)	(1,016,047)
Net increase (decrease)	415	(54,886)	$20,508	$(500,082)
Global Bond
Shares sold	1,841,358	1,019,852	$16,889,850	$9,291,029
Reinvestment of distributions	161,672	130,481	1,428,727	1,169,580
Shares redeemed	(2,299,420)	(954,687)	(20,844,766)	(8,673,341)
Net increase (decrease)	(296,390)	195,646	$(2,526,189)	$1,787,268
Class I
Shares sold	306,483	44,879	$2,791,455	$400,917
Reinvestment of distributions	11,026	8,175	98,192	73,204
Shares redeemed	(374,693)	(5,151)	(3,435,521)	(46,632)
Net increase (decrease)	(57,184)	47,903	$(545,874)	$427,489

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Bond Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, bank agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Mark D. Flaherty (1969)

Year of Election or Appointment: 2016

Vice President

Mr. Flaherty also serves as Vice President of other funds. Mr. Flaherty serves as Co-Chief Executive Officer of FMR Investment Management (UK) Limited (2015–present), Chief Investment Officer, UK Fixed Income (2012–present) and is an employee of Fidelity Investments (1999–present). Mr. Flaherty also serves as a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm) and subsequently FMR Investment Management (UK) Limited (investment adviser firm) (2012–present). Previously, Mr. Flaherty served as Managing Director, Research for Fidelity Investments (2005–2012) and President and Chief Executive Officer of Fidelity Management & Research (U.K.) Inc. (2013-2015).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	1.00%
Actual		$1,000.00	$952.30	$4.91
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class T	1.00%
Actual		$1,000.00	$952.50	$4.91
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class C	1.75%
Actual		$1,000.00	$948.00	$8.57
Hypothetical-C		$1,000.00	$1,016.34	$8.87
Global Bond	.75%
Actual		$1,000.00	$952.60	$3.68
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class I	.75%
Actual		$1,000.00	$952.60	$3.68
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $373,088 of distributions paid during the period January 1, 2016 to December 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended January 31, 2016, and as a result, the Board will continue to discuss with FMR the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class C and Class I ranked equal to the competitive median for 2015.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLB-ANN-0217
1.939039.104

Fidelity Advisor® Multi-Asset Income Fund Class A, Class T, Class C and Class I Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	6.13%	4.93%
Class T (incl. 4.00% sales charge)	6.13%	4.93%
Class C (incl. contingent deferred sales charge)	8.74%	7.45%
Class I	10.72%	8.51%

 A From September 9, 2015

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A on September 9, 2015, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$10,651	Fidelity Advisor® Multi-Asset Income Fund - Class A
$10,253	Bloomberg Barclays U.S. Aggregate Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index gained 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) and dividend-rich telecommunication services (+23%) led the way amid two commodity rallies and high demand for yield early in the period, respectively. Conversely, health care (-2%) fared the worst, hampered by an uncertain political and regulatory outlook. Meanwhile, taxable investment-grade bonds rose 2.65%, according to the Bloomberg Barclays U.S. Aggregate Bond Index, gaining modestly amid a volatile stretch marked by early- and mid-period concern about global economic growth, then late-period optimism for the U.S. economy. Most spread sectors outperformed U.S. Treasuries in a supportive environment for riskier assets, with corporate credit enjoying particularly strong demand from investors.

Comments from Lead Portfolio Manager Adam Kramer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 10% to 11%, consisting of both income and capital appreciation. The fund outpaced the 7.38% gain for the S&P 500/Bloomberg Barclays U.S. Aggregate Bond 50/50 Index, a Composite benchmark representing a 50/50 mix of the S&P 500 and the Bloomberg Barclays U.S. Aggregate Bond Index. Relative to the Composite index, asset allocation was the major contributor, followed by security selection. The biggest benefit was our sizable non-index exposure to high-yield bonds, which bottomed in February and rallied through year-end, gaining about 17% for the year. A sizable underweighting in the lagging investment-grade bond category also added relative value, as I limited exposure here in favor of other categories I thought offered a better risk/reward trade-off. Meanwhile, the fund was significantly underweighted in equities, especially early in the year, when I found high yield more attractive. This smaller stake in stocks significantly hampered results, given their favorable showing. Fortunately, we were able to make up most of this negative relative impact through positive stock selection, especially from investments in various high dividend yielders and, later on, certain economically sensitive names.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	15.1	9.5
General Electric Co.	4.4	1.5
Wells Fargo & Co.	3.6	4.9
Twitter, Inc.	3.1	3.3
Verizon Communications, Inc.	2.2	0.1
	28.4

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	13.8	13.5
Financials	12.2	17.1
Consumer Staples	12.0	7.0
Information Technology	10.3	13.9
Industrials	8.4	7.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Quality Diversification (% of fund's net assets)

As of December 31, 2016
U.S. Government and U.S. Government Agency Obligations	15.1%
AAA,AA,A	4.9%
BBB	4.2%
BB	14.4%
B	15.7%
CCC,CC,C	5.9%
Not Rated	0.9%
Equities	36.6%
Short-Term Investments and Net Other Assets	2.3%

As of June 30, 2016
U.S. Government and U.S. Government Agency Obligations	9.5%
AAA,AA,A	2.3%
BBB	6.4%
BB	14.8%
B	21.8%
CCC,CC,C	4.8%
Not Rated	1.4%
Equities	37.2%
Short-Term Investments and Net Other Assets	1.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Preferred Securities	6.6%
Corporate Bonds	31.3%
U.S. Government and U.S. Government Agency Obligations	15.1%
Bank Loan Obligations	8.1%
Stocks	36.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 8.9%

As of June 30, 2016*
Preferred Securities	5.0%
Corporate Bonds	40.3%
U.S. Government and U.S. Government Agency Obligations	9.5%
Foreign Government & Government Agency Obligations	3.3%
Bank Loan Obligations	2.9%
Stocks	37.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 17.1%

Investments December 31, 2016

Showing Percentage of Net Assets

Corporate Bonds - 31.3%
	Principal Amount	Value
Convertible Bonds - 7.3%
CONSUMER DISCRETIONARY - 2.8%
Media - 2.8%
DISH Network Corp. 3.375% 8/15/26 (a)	$675,000	$768,234
Liberty Media Corp. 3.5% 1/15/31	920,000	485,916
		1,254,150
ENERGY - 2.4%
Energy Equipment & Services - 0.5%
Ensco Jersey Finance Ltd. 3% 1/31/24 (a)	120,000	122,400
Weatherford International Ltd. 5.875% 7/1/21	100,000	108,500
		230,900
Oil, Gas & Consumable Fuels - 1.9%
Chesapeake Energy Corp. 5.5% 9/15/26 (a)	385,000	416,763
Scorpio Tankers, Inc. 2.375% 7/1/19 (a)	500,000	403,750
		820,513
TOTAL ENERGY		1,051,413
INFORMATION TECHNOLOGY - 2.1%
Internet Software & Services - 2.1%
Twitter, Inc. 1% 9/15/21	987,000	908,040

TOTAL CONVERTIBLE BONDS		3,213,603

Nonconvertible Bonds - 24.0%
CONSUMER DISCRETIONARY - 4.0%
Hotels, Restaurants & Leisure - 0.5%
Yum! Brands, Inc. 6.875% 11/15/37	235,000	229,125
Household Durables - 0.8%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	325,000	331,906
Media - 2.2%
21st Century Fox America, Inc. 7.75% 12/1/45	10,000	13,844
Anna Merger Sub, Inc. 7.75% 10/1/22 (a)	330,000	277,200
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	5,000	5,263
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	665,000	668,325
Time Warner Cable, Inc. 6.55% 5/1/37	5,000	5,652
		970,284
Multiline Retail - 0.5%
JC Penney Corp., Inc. 8.125% 10/1/19	200,000	216,000
TOTAL CONSUMER DISCRETIONARY		1,747,315
CONSUMER STAPLES - 4.5%
Beverages - 0.1%
Constellation Brands, Inc. 4.25% 5/1/23	30,000	31,107
Food & Staples Retailing - 2.3%
Albertsons, Inc. 7.45% 8/1/29	230,000	217,350
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	955,000	821,300
		1,038,650
Tobacco - 2.1%
Vector Group Ltd. 7.75% 2/15/21	885,000	922,613
TOTAL CONSUMER STAPLES		1,992,370
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Chesapeake Energy Corp. 8% 1/15/25 (a)	305,000	311,100
DCP Midstream LLC 5.35% 3/15/20 (a)	25,000	25,938
Petrobras International Finance Co. Ltd. 5.75% 1/20/20	15,000	15,188
Petroleos Mexicanos:
3.5% 7/23/20	10,000	9,788
5.625% 1/23/46	725,000	601,750
6.75% 9/21/47 (a)	14,000	13,227
The Williams Companies, Inc. 5.75% 6/24/44	20,000	19,400
		996,391
FINANCIALS - 4.9%
Banks - 1.8%
Corestates Capital III 1.4757% 2/15/27 (a)(b)	245,000	219,888
Royal Bank of Scotland Group PLC 6% 12/19/23	30,000	31,129
SunTrust Capital III 1.6134% 3/15/28 (b)	617,000	525,197
		776,214
Capital Markets - 0.8%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	275,000	280,500
Goldman Sachs Group, Inc. 5.15% 5/22/45	30,000	31,490
Lazard Group LLC 4.25% 11/14/20	10,000	10,449
Morgan Stanley 5% 11/24/25	30,000	32,007
		354,446
Diversified Financial Services - 1.1%
ILFC E-Capital Trust I 4.67% 12/21/65 (a)(b)	575,000	504,563
Thrifts & Mortgage Finance - 1.2%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	480,000	522,600
TOTAL FINANCIALS		2,157,823
HEALTH CARE - 1.5%
Health Care Providers & Services - 0.8%
HCA Holdings, Inc. 6.5% 2/15/20	10,000	10,940
Tenet Healthcare Corp. 5% 3/1/19 (b)	330,000	321,750
		332,690
Pharmaceuticals - 0.7%
Valeant Pharmaceuticals International, Inc. 6.125% 4/15/25 (a)	405,000	304,256
TOTAL HEALTH CARE		636,946
INDUSTRIALS - 3.2%
Airlines - 0.5%
Air Canada 7.75% 4/15/21 (a)	190,000	212,325
Commercial Services & Supplies - 2.7%
ADT Corp. 6.25% 10/15/21	440,000	477,400
APX Group, Inc. 6.375% 12/1/19	715,000	735,556
		1,212,956
TOTAL INDUSTRIALS		1,425,281
INFORMATION TECHNOLOGY - 1.7%
Electronic Equipment & Components - 1.2%
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (a)	280,000	299,600
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125% 6/15/24 (a)	200,000	222,036
		521,636
Software - 0.5%
Greeneden U.S. Holdings II LLC 10% 11/30/24 (a)	210,000	223,125
TOTAL INFORMATION TECHNOLOGY		744,761
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity One, Inc. 3.75% 11/15/22	30,000	30,607
Omega Healthcare Investors, Inc. 4.5% 4/1/27	17,000	16,290
		46,897
Real Estate Management & Development - 0.1%
Liberty Property LP 4.75% 10/1/20	20,000	21,259
TOTAL REAL ESTATE		68,156
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.1%
Sprint Capital Corp. 8.75% 3/15/32	55,000	60,500
Wireless Telecommunication Services - 0.8%
Neptune Finco Corp. 10.125% 1/15/23 (a)	280,000	323,400
Sprint Communications, Inc. 7% 3/1/20 (a)	25,000	27,125
		350,525
TOTAL TELECOMMUNICATION SERVICES		411,025
UTILITIES - 0.8%
Electric Utilities - 0.1%
FirstEnergy Corp. 7.375% 11/15/31	30,000	38,598
Independent Power and Renewable Electricity Producers - 0.7%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	30,000	30,600
Dynegy, Inc. 7.625% 11/1/24	290,000	267,525
		298,125
TOTAL UTILITIES		336,723

TOTAL NONCONVERTIBLE BONDS		10,516,791

TOTAL CORPORATE BONDS
(Cost $13,444,780)		13,730,394

U.S. Government and Government Agency Obligations - 15.1%
U.S. Treasury Inflation-Protected Obligations - 0.2%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	20,531	19,345
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	$30,580	$30,424
0.625% 1/15/26	61,040	61,596

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		111,365

U.S. Treasury Obligations - 14.9%
U.S. Treasury Bonds:
2.25% 8/15/46	950,000	796,737
2.5% 2/15/46	740,000	655,947
2.5% 5/15/46	980,000	868,742
2.875% 11/15/46	973,000	937,091
3% 5/15/45	797,000	784,423
3% 11/15/45	1,613,000	1,587,223
U.S. Treasury Notes:
0.875% 11/30/17	370,000	370,014
1.125% 1/15/19	45,000	44,903
1.125% 8/31/21	100,000	96,528
1.625% 2/15/26	68,000	63,440
1.75% 12/31/20	254,000	253,712
2.25% 12/31/23	70,000	69,947

TOTAL U.S. TREASURY OBLIGATIONS		6,528,707

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,065,523)		6,640,072

Municipal Securities - 0.0%
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33
(Cost $13,926)	15,000	13,257
	Shares	Value

Common Stocks - 29.7%
CONSUMER DISCRETIONARY - 2.6%
Automobiles - 0.1%
General Motors Co.	1,759	$61,284
Hotels, Restaurants & Leisure - 0.5%
Yum! Brands, Inc.	3,500	221,655
Media - 1.8%
The Walt Disney Co.	7,670	799,367
Multiline Retail - 0.1%
Target Corp.	701	50,633
Specialty Retail - 0.1%
Stage Stores, Inc.	6,322	27,627

TOTAL CONSUMER DISCRETIONARY		1,160,566

CONSUMER STAPLES - 6.3%
Beverages - 1.3%
Cott Corp.	52,600	595,479
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	2,608	417,567
CVS Health Corp.	629	49,634
		467,201
Food Products - 1.4%
B&G Foods, Inc. Class A	14,039	614,908
Household Products - 0.8%
Kimberly-Clark Corp.	2,560	292,147
Procter & Gamble Co.	692	58,183
		350,330
Tobacco - 1.7%
Altria Group, Inc.	10,800	730,296

TOTAL CONSUMER STAPLES		2,758,214

ENERGY - 1.0%
Energy Equipment & Services - 0.2%
Ensco PLC Class A	6,738	65,493
Oil, Gas & Consumable Fuels - 0.8%
ConocoPhillips Co.	1,431	71,750
Suncor Energy, Inc.	1,856	60,685
The Williams Companies, Inc.	7,614	237,100
		369,535

TOTAL ENERGY		435,028

FINANCIALS - 3.0%
Banks - 1.4%
Bank of America Corp.	8,100	179,010
Regions Financial Corp.	5,138	73,782
Wells Fargo & Co.	6,958	383,455
		636,247
Capital Markets - 1.0%
Ares Capital Corp. (c)	3,564	58,770
State Street Corp.	863	67,072
The Blackstone Group LP	11,000	297,330
		423,172
Insurance - 0.6%
Chubb Ltd.	1,893	250,103

TOTAL FINANCIALS		1,309,522

HEALTH CARE - 2.2%
Health Care Providers & Services - 0.1%
McKesson Corp.	400	56,180
Pharmaceuticals - 2.1%
GlaxoSmithKline PLC	2,700	51,863
GlaxoSmithKline PLC sponsored ADR	6,600	254,166
Johnson & Johnson	3,305	380,769
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,150	222,938
		909,736

TOTAL HEALTH CARE		965,916

INDUSTRIALS - 0.2%
Air Freight & Logistics - 0.2%
PostNL NV (d)	13,300	57,289
United Parcel Service, Inc. Class B	505	57,893
		115,182
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 1.6%
Cisco Systems, Inc.	22,968	694,093
Internet Software & Services - 1.0%
Twitter, Inc. (d)	25,950	422,985
IT Services - 0.8%
First Data Corp. Class A (d)	4,739	67,246
IBM Corp.	1,350	224,087
Paychex, Inc.	999	60,819
		352,152
Semiconductors & Semiconductor Equipment - 0.1%
Qualcomm, Inc.	850	55,420
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.	6,885	797,421

TOTAL INFORMATION TECHNOLOGY		2,322,071

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Extra Space Storage, Inc.	3,500	270,340
Public Storage	1,950	435,825
Weyerhaeuser Co.	14,300	430,287
		1,136,452
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	16,250	691,113
Verizon Communications, Inc.	18,282	975,893
		1,667,006
UTILITIES - 2.7%
Electric Utilities - 2.7%
Exelon Corp.	13,795	489,585
Southern Co.	14,204	698,695
		1,188,280
TOTAL COMMON STOCKS
(Cost $12,515,901)		13,058,237

Preferred Stocks - 6.9%
Convertible Preferred Stocks - 6.5%
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Southwestern Energy Co. Series B 6.25%	11,550	294,179
FINANCIALS - 1.7%
Banks - 1.7%
Wells Fargo & Co. 7.50%	615	731,850
HEALTH CARE - 2.8%
Health Care Providers & Services - 1.5%
Anthem, Inc. 5.25%	8,600	403,770
Envision Healthcare Corp. Series A 5.25%	2,100	250,698
		654,468
Pharmaceuticals - 1.3%
Allergan PLC 5.50%	755	575,657
TOTAL HEALTH CARE		1,230,125
UTILITIES - 1.3%
Multi-Utilities - 1.3%
CenterPoint Energy, Inc. 2.00% ZENS (d)	8,900	597,969

TOTAL CONVERTIBLE PREFERRED STOCKS		2,854,123

Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Capital Markets - 0.4%
GMAC Capital Trust I Series 2, 8.125%	6,460	164,084
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Public Storage Series W, 5.20%	300	6,975

TOTAL NONCONVERTIBLE PREFERRED STOCKS		171,059

TOTAL PREFERRED STOCKS
(Cost $2,906,032)		3,025,182
	Principal Amount	Value

Bank Loan Obligations - 8.1%
CONSUMER DISCRETIONARY - 4.4%
Automobiles - 0.5%
CWGS Group LLC Tranche B, term loan 4.5% 11/8/23 (b)	225,000	228,281
Diversified Consumer Services - 1.3%
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	575,574	573,104
Hotels, Restaurants & Leisure - 0.4%
Landry's Acquisition Co. Tranche B 1LN, term loan 4% 10/4/23 (b)	170,000	171,549
Internet & Direct Marketing Retail - 0.7%
Bass Pro Shops LLC. Tranche B, term loan 12/16/23 (e)	300,000	297,000
Media - 0.7%
Altice U.S. Finance SA term loan 3.8818% 1/15/25 (b)	300,000	303,000
Specialty Retail - 0.8%
PetSmart, Inc. term loan 4% 3/11/22 (b)	359,063	359,961

TOTAL CONSUMER DISCRETIONARY		1,932,895

CONSUMER STAPLES - 1.2%
Food & Staples Retailing - 0.7%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 4.5% 9/26/19 (b)	298,521	301,181
Food Products - 0.5%
Chobani LLC Tranche B, term loan 5.25% 10/7/23 (b)	220,000	223,025

TOTAL CONSUMER STAPLES		524,206

HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 5.5% 4/1/22 (b)	301,053	301,110
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.6%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	274,295	272,238
INFORMATION TECHNOLOGY - 1.2%
IT Services - 0.7%
Xerox Business Services LLC Tranche B, term loan 6.25% 12/7/23 (b)	290,000	293,263
Software - 0.5%
Greeneden U.S. Holdings II LLC Tranche B, term loan 6.25% 12/1/23 (b)	225,000	228,798

TOTAL INFORMATION TECHNOLOGY		522,061

TOTAL BANK LOAN OBLIGATIONS
(Cost $3,503,797)		3,552,510

Preferred Securities - 6.6%
FINANCIALS - 2.2%
Banks - 2.2%
JPMorgan Chase & Co. 7.9% (b)(f)	520,000	545,570
Wells Fargo & Co. 7.98% (b)(f)	410,000	438,211
		983,781
INDUSTRIALS - 4.4%
Industrial Conglomerates - 4.4%
General Electric Co. 5% (b)(f)	1,855,000	1,929,262
TOTAL PREFERRED SECURITIES
(Cost $2,943,033)		2,913,043
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.60% (g)	1,317,888	1,318,152
Fidelity Securities Lending Cash Central Fund 0.65% (g)(h)	41,305	41,309
TOTAL MONEY MARKET FUNDS
(Cost $1,359,380)		1,359,461
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $43,752,372)		44,292,156
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(343,694)
NET ASSETS - 100%		$43,948,462

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,299,561 or 16.6% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security is on loan at period end.

 (d) Non-income producing

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,358
Fidelity Securities Lending Cash Central Fund	547
Total	$12,905

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,160,566	$1,160,566	$--	$--
Consumer Staples	2,758,214	2,758,214	--	--
Energy	729,207	729,207	--	--
Financials	2,205,456	2,205,456	--	--
Health Care	2,196,041	2,144,178	51,863	--
Industrials	115,182	115,182	--	--
Information Technology	2,322,071	2,322,071	--	--
Real Estate	1,143,427	1,143,427	--	--
Telecommunication Services	1,667,006	1,667,006	--	--
Utilities	1,786,249	1,188,280	597,969	--
Corporate Bonds	13,730,394	--	13,730,394	--
U.S. Government and Government Agency Obligations	6,640,072	--	6,640,072	--
Municipal Securities	13,257	--	13,257	--
Bank Loan Obligations	3,552,510	--	3,552,510	--
Preferred Securities	2,913,043	--	2,913,043	--
Money Market Funds	1,359,461	1,359,461	--	--
Total Investments in Securities:	$44,292,156	$16,793,048	$27,499,108	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $40,071) — See accompanying schedule: Unaffiliated issuers (cost $42,392,992)	$42,932,695
Fidelity Central Funds (cost $1,359,380)	1,359,461
Total Investments (cost $43,752,372)		$44,292,156
Cash		12,780
Receivable for investments sold		359,250
Receivable for fund shares sold		11,147
Dividends receivable		39,876
Interest receivable		257,342
Distributions receivable from Fidelity Central Funds		838
Prepaid expenses		74
Receivable from investment adviser for expense reductions		17,569
Other receivables		192
Total assets		44,991,224
Liabilities
Payable for investments purchased	$870,623
Payable for fund shares redeemed	10,796
Distributions payable	3,510
Accrued management fee	20,232
Distribution and service plan fees payable	9,355
Other affiliated payables	6,332
Audit fees payable	71,660
Other payables and accrued expenses	8,944
Collateral on Securities Loaned	41,310
Total liabilities		1,042,762
Net Assets		$43,948,462
Net Assets consist of:
Paid in capital		$43,661,979
Distributions in excess of net investment income		(13,281)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(240,013)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		539,777
Net Assets		$43,948,462
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,524,038 ÷ 939,426 shares)		$10.14
Maximum offering price per share (100/96.00 of $10.14)		$10.56
Class T:
Net Asset Value and redemption price per share ($7,170,560 ÷ 707,251 shares)		$10.14
Maximum offering price per share (100/96.00 of $10.14)		$10.56
Class C:
Net Asset Value and offering price per share ($7,161,642 ÷ 706,490 shares)(a)		$10.14
Class I:
Net Asset Value, offering price and redemption price per share ($20,092,222 ÷ 1,981,466 shares)		$10.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$731,239
Special dividends		122,995
Interest		1,286,117
Income from Fidelity Central Funds		12,905
Total income		2,153,256
Expenses
Management fee	$222,734
Transfer agent fees	54,673
Distribution and service plan fees	99,580
Accounting and security lending fees	19,585
Custodian fees and expenses	27,905
Independent trustees' fees and expenses	176
Registration fees	101,924
Audit	161,622
Legal	104
Miscellaneous	440
Total expenses before reductions	688,743
Expense reductions	(252,924)	435,819
Net investment income (loss)		1,717,437
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,519,021
Fidelity Central Funds	1,912
Foreign currency transactions	(181)
Total net realized gain (loss)		1,520,752
Change in net unrealized appreciation (depreciation) on: Investment securities	535,774
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		535,793
Net gain (loss)		2,056,545
Net increase (decrease) in net assets resulting from operations		$3,773,982

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	For the period September 9, 2015 (commencement of operations) to December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,717,437	$291,133
Net realized gain (loss)	1,520,752	(197,550)
Change in net unrealized appreciation (depreciation)	535,793	3,984
Net increase (decrease) in net assets resulting from operations	3,773,982	97,567
Distributions to shareholders from net investment income	(1,698,883)	(293,866)
Distributions to shareholders from net realized gain	(1,472,355)	(120,184)
Total distributions	(3,171,238)	(414,050)
Share transactions - net increase (decrease)	4,402,381	39,259,820
Total increase (decrease) in net assets	5,005,125	38,943,337
Net Assets
Beginning of period	38,943,337	–
End of period	$43,948,462	$38,943,337
Other Information
Distributions in excess of net investment income end of period	$(13,281)	$(32,658)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.438C	.097
Net realized and unrealized gain (loss)	.584	(.060)
Total from investment operations	1.022	.037
Distributions from net investment income	(.439)	(.096)
Distributions from net realized gain	(.353)	(.031)
Total distributions	(.792)	(.127)
Net asset value, end of period	$10.14	$9.91
Total ReturnD,E,F	10.55%	.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.73%	2.10%I
Expenses net of fee waivers, if any	1.10%	1.10%I
Expenses net of all reductions	1.10%	1.10%I
Net investment income (loss)	4.32%C	3.10%I
Supplemental Data
Net assets, end of period (000 omitted)	$9,524	$6,284
Portfolio turnover rateJ	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Multi-Asset Income Fund Class T

Years ended December 31,	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.439C	.097
Net realized and unrealized gain (loss)	.583	(.060)
Total from investment operations	1.022	.037
Distributions from net investment income	(.439)	(.096)
Distributions from net realized gain	(.353)	(.031)
Total distributions	(.792)	(.127)
Net asset value, end of period	$10.14	$9.91
Total ReturnD,E,F	10.55%	.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.75%	2.11%I
Expenses net of fee waivers, if any	1.10%	1.10%I
Expenses net of all reductions	1.10%	1.10%I
Net investment income (loss)	4.32%C	3.10%I
Supplemental Data
Net assets, end of period (000 omitted)	$7,171	$5,578
Portfolio turnover rateJ	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.363C	.074
Net realized and unrealized gain (loss)	.583	(.059)
Total from investment operations	.946	.015
Distributions from net investment income	(.363)	(.074)
Distributions from net realized gain	(.353)	(.031)
Total distributions	(.716)	(.105)
Net asset value, end of period	$10.14	$9.91
Total ReturnD,E,F	9.74%	.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.50%	2.86%I
Expenses net of fee waivers, if any	1.85%	1.85%I
Expenses net of all reductions	1.85%	1.85%I
Net investment income (loss)	3.57%C	2.35%I
Supplemental Data
Net assets, end of period (000 omitted)	$7,162	$5,468
Portfolio turnover rateJ	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.26%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.464C	.104
Net realized and unrealized gain (loss)	.573	(.050)
Total from investment operations	1.037	.054
Distributions from net investment income	(.464)	(.103)
Distributions from net realized gain	(.353)	(.031)
Total distributions	(.817)	(.134)
Net asset value, end of period	$10.14	$9.92
Total ReturnD,E	10.72%	.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.47%	1.80%H
Expenses net of fee waivers, if any	.85%	.85%H
Expenses net of all reductions	.85%	.85%H
Net investment income (loss)	4.57%C	3.35%H
Supplemental Data
Net assets, end of period (000 omitted)	$20,092	$21,614
Portfolio turnover rateI	239%	71%J

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.26%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to, foreign currency transactions, contingent interest, equity-debt classifications, certain conversion ratio adjustments and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,213,486
Gross unrealized depreciation	(1,249,737)
Net unrealized appreciation (depreciation) on securities	$(36,251)
Tax Cost	$44,328,407

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$326,772
Undistributed long-term capital gain	$3,694
Net unrealized appreciation (depreciation) on securities and other investments	$(36,258)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$3,142,041	$ 406,296
Long-term Capital Gains	29,197	7,754
Total	$3,171,238	$ 414,050

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $74,899,565 and $78,137,171, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$20,143	$19,138
Class T	-%	.25%	16,465	16,019
Class C	.75%	.25%	62,972	61,406
			$99,580	$96,563

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,386
Class T	1,123
Class C(a)	128
$3,637

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,565.14
Class T	10,050.15
Class C	9,859.16
Class I	23,199.12
	$54,673

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $631 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $75 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $547. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.10%	$50,982
Class T	1.10%	42,582
Class C	1.85%	40,855
Class I	.85%	116,978
		$251,397

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,384 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $143.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015(a)
From net investment income
Class A	$342,143	$53,261
Class T	282,603	50,009
Class C	222,018	39,022
Class I	852,119	151,574
Total	$1,698,883	$293,866
From net realized gain
Class A	$318,001	$19,365
Class T	240,444	17,318
Class C	239,160	16,953
Class I	674,750	66,548
Total	$1,472,355	$120,184

 (a) For the period September 9, 2015 (commencement of operations) to December 31, 2015.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015(a)	Year ended December 31, 2016	Year ended December 31, 2015(a)
Class A
Shares sold	405,048	627,188	$4,103,110	$6,279,717
Reinvestment of distributions	61,259	7,121	621,892	71,398
Shares redeemed	(160,670)	(520)	(1,653,667)	(5,210)
Net increase (decrease)	305,637	633,789	$3,071,335	$6,345,905
Class T
Shares sold	157,221	555,866	$1,587,060	$5,559,376
Reinvestment of distributions	51,185	6,714	519,475	67,327
Shares redeemed	(63,735)	–	(665,778)	–
Net increase (decrease)	144,671	562,580	$1,440,757	$5,626,703
Class C
Shares sold	159,352	546,117	$1,623,945	$5,463,663
Reinvestment of distributions	45,136	5,558	457,848	55,716
Shares redeemed	(49,652)	(21)	(517,034)	(208)
Net increase (decrease)	154,836	551,654	$1,564,759	$5,519,171
Class I
Shares sold	579,349	2,171,596	$5,832,730	$21,682,977
Reinvestment of distributions	145,027	19,977	1,470,901	200,199
Shares redeemed	(922,795)	(11,688)	(8,978,101)	(115,135)
Net increase (decrease)	(198,419)	2,179,885	$(1,674,470)	$21,768,041

 (a) For the period September 9, 2015 (commencement of operations) to December 31, 2015.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 46% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Multi-Asset Income Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, and the results of its operations for the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Multi-Asset Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 21, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	1.10%
Actual		$1,000.00	$1,048.90	$5.67
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class T	1.10%
Actual		$1,000.00	$1,048.90	$5.67
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class C	1.85%
Actual		$1,000.00	$1,045.00	$9.51
Hypothetical-C		$1,000.00	$1,015.84	$9.37
Class I	.85%
Actual		$1,000.00	$1,050.20	$4.38
Hypothetical-C		$1,000.00	$1,020.86	$4.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Multi-Asset Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Multi-Asset Income Fund
Class A	02/13/17	02/10/17	$0.069
Class T	02/13/17	02/10/17	$0.069
Class C	02/13/17	02/10/17	$0.069
Class I	02/13/17	02/10/17	$0.069

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $32,891, or, if subsequently determined to be different, the net capital gain of such year

A total of 1.88% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $965,689 of distributions paid during the period January 1, 2016 to December 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class T	Class C	Class I

January, 2016	9%	9%	11%	8%
February, 2016	9%	9%	10%	8%
March, 2016	9%	9%	10%	8%
April, 2016	8%	9%	11%	8%
May, 2016	9%	9%	10%	8%
June, 2016	9%	8%	9%	8%
July, 2016	8%	9%	11%	8%
August, 2016	9%	9%	11%	8%
September, 2016	9%	9%	11%	8%
October, 2016	9%	9%	12%	8%
November, 2016	9%	9%	11%	8%
December 23, 2016	9%	9%	9%	9%
December 30, 2016	9%	8%	11%	8%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class C	Class I

January, 2016	13%	13%	12%	16%
February, 2016	13%	13%	12%	15%
March, 2016	13%	13%	12%	15%
April, 2016	13%	12%	12%	16%
May, 2016	13%	13%	12%	15%
June, 2016	12%	13%	12%	14%
July, 2016	13%	12%	12%	17%
August, 2016	13%	13%	12%	16%
September, 2016	13%	13%	12%	16%
October, 2016	13%	13%	11%	17%
November, 2016	13%	13%	12%	16%
December 23, 2016	13%	13%	13%	13%
December 30, 2016	13%	13%	12%	16%

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Multi-Asset Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the period.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class T, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, and 0.85% through February 28, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AMAI-ANN-0217
1.9865887.101

Fidelity® Global Bond Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Fidelity® Global Bond Fund	2.65%	(0.59)%

 A From May 22, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Bond Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate GDP Weighted Index performed over the same period.

Period Ending Values
$9,731	Fidelity® Global Bond Fund
$10,212	Bloomberg Barclays Global Aggregate GDP Weighted Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  Global taxable investment-grade bonds gained modestly in 2016, a volatile year marked by concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays Global Aggregate GDP Weighted Index rose 2.16%. Bond yields declined sharply early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Yields then rebounded during the summer on expectations of a global policy shift from monetary to fiscal expansion. The rally continued into the U.S. presidential election, and rallied strongly thereafter, as investors viewed Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Within the Bloomberg Barclays index, Japan posted the biggest gain (+6%) despite significantly lagging all global regions in the second half of the period, in part due to a sharp downturn in the yen. Canada and some emerging markets also solidly outperformed, while the U.S. was roughly in line with the index. Conversely, the U.K. (-5%) and the euro area (flat) lagged amid post-Brexit stress and local-currency weakness. On a sector basis, most spread products outperformed Treasuries amid a supportive environment for higher-risk assets, with corporate credit leading the way.

Comments from Portfolio Manager Curt Hollingsworth:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) topped the 2.16% return of the Bloomberg Barclays Global Aggregate GDP Weighted Index. Our biggest bet the past year was overweighting corporate credit, which benefited the fund for much of the period as their spreads relative to sovereigns tightened. Helpful selections among corporate bonds also aided results. Corporate picks in Germany and Ireland were helpful, especially among banks. Elsewhere, underweighting low-yielding government bonds added value, as did a euro-denominated investment in Mexico's Pemex. Conversely, currency positioning hurt the relative return, including an overweighting to the Mexican peso, which fell sharply relative to the U.S. dollar, largely due to President-elect Trump’s negative view of the trade imbalance between the U.S. and Mexico. An overweighting to the Swedish krona also detracted, as the currency fell relative to both the euro and the dollar, affected by the Swedish central bank’s aggressive purchasing of government bonds. Elsewhere, a stake in Chesapeake Energy also stood out to the downside, as did a short position in Standard Chartered. We thought the bank might underperform due to its Asian exposure, but China bounced back and Standard Chartered ended up performing well, hurting the return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Currency Exposure (% of fund's net assets)

	As of December 31, 2016	As of June 30, 2016
US Dollar	44.5%	43.6%
European Monetary Unit	25.8%	26.5%
Japanese Yen	8.8%	9.5%
British Pound	5.5%	5.1%
Canadian Dollar	2.6%	2.8%
Other	12.8%	12.5%

Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
United States of America	25.2%
United Kingdom	14.2%
Netherlands	6.9%
Italy	5.8%
Germany	5.6%
Ireland	5.1%
France	5.1%
Japan	4.6%
Luxembourg	4.1%
Other	23.4%

As of June 30, 2016
United States of America	32.4%
United Kingdom	14.3%
Netherlands	5.3%
Italy	6.3%
Germany	4.6%
Ireland	5.8%
France	4.2%
Japan	5.5%
Luxembourg	1.8%
Other	19.8%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2016
U.S. Government and U.S. Government Agency Obligations	6.6%
AAA	6.7%
AA	5.9%
A	14.1%
BBB	34.3%
BB and Below	22.0%
Not Rated	5.3%
Short-Term Investments and Net Other Assets	5.1%

As of June 30, 2016
U.S. Government and U.S. Government Agency Obligations	10.8%
AAA	6.5%
AA	6.9%
A	10.6%
BBB	31.3%
BB and Below	20.0%
Not Rated	5.1%
Short-Term Investments and Net Other Assets	8.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*,**
Corporate Bonds	49.2%
U.S. Government and U.S. Government Agency Obligations	6.6%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	2.1%
Municipal Bonds	0.3%
Foreign Government and Government Agency Obligations	30.6%
Other Investments	5.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Futures and Swaps - 14.4%

 ** Foreign Currency Contracts - (11.9)%

As of June 30, 2016*,**
Corporate Bonds	37.8%
U.S. Government and U.S. Government Agency Obligations	10.8%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	4.3%
Municipal Bonds	0.6%
Foreign Government and Government Agency Obligations	30.2%
Other Investments	7.3%
Short-Term Investments and Net Other Assets (Liabilities)	8.8%

 * Futures and Swaps - 10.9%

 ** Foreign Currency Contracts - (2.3)%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments December 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 49.2%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.875% 12/19/18 (Reg. S)		$350,000	$380,713
Bailiwick of Guernsey - 0.5%
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21		275,000	276,502
Bailiwick of Jersey - 0.5%
Heathrow Funding Ltd. 6% 3/20/20	GBP	200,000	281,095
Cyprus - 1.4%
Aroundtown Property Holdings PLC 1.5% 7/15/24 (Reg. S)	EUR	800,000	789,826
Denmark - 1.7%
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	825,000	909,337
France - 0.6%
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	300,000	319,612
Germany - 5.1%
alstria office REIT-AG:
2.125% 4/12/23 Reg. S	EUR	400,000	441,186
2.25% 3/24/21 (Reg. S)	EUR	1,000,000	1,113,484
Deutsche Bank AG:
4.25% 10/14/21 (c)		235,000	235,690
5% 6/24/20	EUR	600,000	677,344
Volkswagen Leasing GmbH 2.375% 9/6/22 Reg. S	EUR	300,000	339,425

TOTAL GERMANY			2,807,129

Ireland - 2.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21		150,000	155,453
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	625,000	666,170
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (b)		330,000	344,934
Bank of Ireland 4.25% 6/11/24 (Reg. S) (b)	EUR	250,000	270,400

TOTAL IRELAND			1,436,957

Italy - 1.2%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	250,000	273,689
Telecom Italia SpA 3.625% 5/25/26 (Reg. S)	EUR	350,000	378,007

TOTAL ITALY			651,696

Luxembourg - 4.1%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	550,000	554,693
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	200,000	205,588
UniCredit Luxembourg 6% 10/31/17 (Reg. S)		1,200,000	1,223,671
Wind Acquisition Finance SA 7% 4/23/21 (Reg S.)	EUR	250,000	273,752

TOTAL LUXEMBOURG			2,257,704

Mexico - 2.8%
CEMEX S.A.B. de CV:
4.375% 3/5/23 (Reg. S)	EUR	100,000	107,897
4.75% 1/11/22 (Reg. S)	EUR	100,000	109,107
Petroleos Mexicanos:
1.875% 4/21/22 (Reg. S)	EUR	145,000	146,684
3.75% 3/15/19 (Reg. S)	EUR	1,050,000	1,164,470

TOTAL MEXICO			1,528,158

Netherlands - 6.4%
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (b)		350,000	348,410
Deutsche Annington Finance BV 5% 10/2/23 (c)		250,000	260,101
EDP Finance BV 1.125% 2/12/24 (Reg. S)	EUR	750,000	748,013
Mylan N.V.:
2.25% 11/22/24 (Reg. S)	EUR	200,000	214,219
2.5% 6/7/19 (c)		17,000	16,904
3.95% 6/15/26 (c)		32,000	29,905
Rabobank Nederland 6.875% 3/19/20 (Reg. S)	EUR	1,250,000	1,547,541
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21		46,000	43,967
2.8% 7/21/23		33,000	31,202
3.15% 10/1/26		39,000	35,901
Urenco Finance NV 2.25% 8/5/22 (Reg. S)	EUR	150,000	169,340
Volkswagen International Finance NV 0.875% 1/16/23 Reg. S	EUR	100,000	105,265

TOTAL NETHERLANDS			3,550,768

Portugal - 0.1%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (d)	EUR	200,000	57,896
Turkey - 0.6%
Akbank T.A.S. 6.5% 3/9/18 (Reg. S)		300,000	308,030
United Kingdom - 10.0%
Anglo American Capital PLC 2.5% 9/18/18	EUR	550,000	594,990
Aviva PLC 6.625% 6/3/41 (b)	GBP	277,000	378,154
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	330,000	472,470
Imperial Tobacco Finance PLC 3.75% 7/21/22 (c)		600,000	615,304
Legal & General Group PLC 5.375% 10/27/45 (Reg. S) (b)	GBP	100,000	127,565
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (b)	EUR	130,000	142,123
Royal Bank of Scotland Group PLC 2.5% 3/22/23 (Reg. S)	EUR	750,000	804,380
Royal Bank of Scotland PLC 6.934% 4/9/18	EUR	645,000	728,514
Tesco PLC:
5% 3/24/23	GBP	100,000	132,887
6.125% 2/24/22	GBP	350,000	489,308
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	500,000	617,052
Western Power Distribution Ltd. 3.625% 11/6/23 (Reg. S)	GBP	300,000	399,356

TOTAL UNITED KINGDOM			5,502,103

United States of America - 10.9%
Air Lease Corp.:
2.125% 1/15/18		32,000	32,055
3.75% 2/1/22		63,000	64,831
4.25% 9/15/24		52,000	52,755
Anadarko Petroleum Corp. 4.85% 3/15/21		16,000	17,142
Bank of America Corp.:
5.7% 1/24/22		75,000	84,163
5.875% 1/5/21		25,000	27,813
Brandywine Operating Partnership LP:
3.95% 2/15/23		183,000	182,112
4.1% 10/1/24		62,000	61,099
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	25,885
CBRE Group, Inc. 4.875% 3/1/26		140,000	139,306
CEMEX Finance LLC 4.625% 6/15/24	EUR	100,000	107,791
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	151,898
Columbia Pipeline Group, Inc.:
3.3% 6/1/20		54,000	54,979
4.5% 6/1/25		17,000	17,837
5.8% 6/1/45		21,000	24,105
Corporate Office Properties LP 5% 7/1/25		29,000	29,586
DCP Midstream LLC 4.75% 9/30/21 (c)		153,000	154,913
DDR Corp. 3.625% 2/1/25		29,000	28,018
Digital Realty Trust LP 3.95% 7/1/22		41,000	42,088
Discover Financial Services 3.85% 11/21/22		213,000	216,003
Dominion Resources, Inc. 3.2982% 9/30/66 (b)		26,000	20,020
El Paso Corp. 6.5% 9/15/20		150,000	168,167
ERP Operating LP 4.625% 12/15/21		213,000	231,152
FirstEnergy Corp. 7.375% 11/15/31		340,000	437,446
General Motors Co. 3.5% 10/2/18		30,000	30,591
General Motors Financial Co., Inc.:
2.625% 7/10/17		20,000	20,108
3.25% 5/15/18		20,000	20,259
3.5% 7/10/19		51,000	51,909
4.25% 5/15/23		15,000	15,165
4.375% 9/25/21		106,000	109,855
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	400,000	414,401
4.75% 10/12/21	EUR	50,000	61,760
Halliburton Co.:
4.85% 11/15/35		27,000	28,432
5% 11/15/45		37,000	40,049
Hartford Financial Services Group, Inc. 8.125% 6/15/38 (b)		133,000	142,443
IPALCO Enterprises, Inc. 3.45% 7/15/20		97,000	98,698
JPMorgan Chase & Co.:
4.25% 10/15/20		28,000	29,608
4.35% 8/15/21		28,000	29,927
4.625% 5/10/21		28,000	30,123
4.95% 3/25/20		23,000	24,766
Kinder Morgan, Inc. 4.3% 6/1/25		128,000	131,620
Lazard Group LLC 4.25% 11/14/20		44,000	45,977
Liberty Property LP:
3.375% 6/15/23		233,000	231,435
4.75% 10/1/20		67,000	71,219
Lucent Technologies, Inc. 6.5% 1/15/28		300,000	309,750
Morgan Stanley:
1% 12/2/22	EUR	500,000	531,557
4.875% 11/1/22		50,000	53,529
MPLX LP 4% 2/15/25		9,000	8,737
Omega Healthcare Investors, Inc.:
4.375% 8/1/23		78,000	77,151
4.5% 1/15/25		20,000	19,576
5.25% 1/15/26		72,000	73,876
Puget Energy, Inc.:
5.625% 7/15/22		160,000	176,999
6% 9/1/21		15,000	16,784
6.5% 12/15/20		23,000	25,910
Retail Opportunity Investments Partnership LP 4% 12/15/24		14,000	13,408
Synchrony Financial:
1.875% 8/15/17		15,000	15,012
3% 8/15/19		22,000	22,275
3.75% 8/15/21		33,000	33,888
Tanger Properties LP 3.75% 12/1/24		42,000	41,864
The AES Corp. 4.875% 5/15/23		200,000	197,540
The Williams Companies, Inc. 4.55% 6/24/24		32,000	31,760
TIAA Asset Management Finance LLC 2.95% 11/1/19 (c)		18,000	18,302
Time Warner Cable, Inc.:
5.5% 9/1/41		37,000	37,552
5.875% 11/15/40		22,000	23,424
6.55% 5/1/37		32,000	36,173
7.3% 7/1/38		59,000	72,472
Ventas Realty LP 4.125% 1/15/26		19,000	19,398
Walgreens Boots Alliance, Inc. 3.3% 11/18/21		42,000	42,749
Western Gas Partners LP 5.375% 6/1/21		34,000	36,540
WP Carey, Inc. 4% 2/1/25		72,000	69,385

TOTAL UNITED STATES OF AMERICA			6,005,120

TOTAL NONCONVERTIBLE BONDS
(Cost $28,219,097)			27,062,646

U.S. Government Agency - Mortgage Securities - 5.9%
Fannie Mae - 3.3%
2.5% 10/1/29 to 8/1/31		168,854	169,456
3% 8/1/31 to 12/1/46		604,203	607,918
3.5% 11/1/26 to 11/1/46		316,617	327,118
4% 8/1/42 (e)		337,877	356,526
5% 11/1/33 to 6/1/39		220,277	242,721
5.5% 5/1/37		89,196	99,073

TOTAL FANNIE MAE			1,802,812

Freddie Mac - 1.7%
2.5% 7/1/31		88,701	88,951
3% 12/1/46		100,000	99,418
3.5% 4/1/43 to 12/1/45 (e)		429,770	442,445
4% 2/1/41 to 4/1/43		152,380	161,072
4.5% 3/1/41 to 4/1/41		124,911	134,523

TOTAL FREDDIE MAC			926,409

Ginnie Mae - 0.9%
3% 1/20/43		70,932	72,160
3.5% 5/20/43 to 8/20/43		187,401	195,663
4% 12/15/40 to 11/20/41		128,477	137,527
4.5% 5/20/41		114,973	123,906

TOTAL GINNIE MAE			529,256

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,279,103)			3,258,477

Asset-Backed Securities - 0.2%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57(c)
(Cost $121,011)		$121,160	$121,214

Commercial Mortgage Securities - 2.1%
United States of America - 2.1%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49		147,043	147,241
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (b)(c)		63,000	62,765
Class B, 4.181% 11/15/34 (c)		25,000	24,920
Class C, 5.205% 11/15/34 (c)		25,000	24,984
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43		131,319	131,166
Series 2007-C32 Class A3, 5.8904% 6/15/49 (b)		219,513	221,164
Series 2007-C33 Class A4, 6.1703% 2/15/51 (b)		549,571	552,097
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,288,003)			1,164,337

U.S. Government and Government Agency Obligations - 0.3%
U.S. Treasury Obligations - 0.3%
U.S. Treasury Bonds:
2.875% 11/15/46		$30,000	$28,893
4.75% 2/15/37		84,000	109,138
			138,031
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $150,333)			138,031

Foreign Government and Government Agency Obligations - 30.6%
Australia - 1.8%
Australian Commonwealth:
2.75% 4/21/24	AUD	$757,000	$552,670
2.75% 6/21/35 (Reg. S)	AUD	60,000	39,376
3.75% 4/21/37 (Reg. S)	AUD	5,000	3,741
4.25% 4/21/26	AUD	129,000	104,808
5.5% 4/21/23	AUD	52,000	44,213
5.75% 5/15/21	AUD	108,000	89,511
5.75% 7/15/22	AUD	195,000	165,657

TOTAL AUSTRALIA			999,976

Belgium - 0.0%
Belgian Kingdom 3% 6/22/34 (c)	EUR	14,000	19,195
Canada - 0.9%
Canadian Government:
1% 6/1/27	CAD	109,000	74,784
2.75% 12/1/48 (e)	CAD	70,000	57,236
4% 6/1/41 (f)	CAD	118,000	114,765
5% 6/1/37 (e)	CAD	104,000	111,298
5.75% 6/1/29	CAD	31,000	32,584
Ontario Province 4.65% 6/2/41	CAD	110,000	101,199

TOTAL CANADA			491,866

Chile - 0.0%
Chilean Republic 6% 3/1/18	CLP	10,000,000	15,363
Czech Republic - 0.3%
Czech Republic:
2.5% 8/25/28	CZK	1,610,000	75,519
4.2% 12/4/36	CZK	270,000	16,812
5.7% 5/25/24	CZK	900,000	49,329

TOTAL CZECH REPUBLIC			141,660

Denmark - 0.5%
Danish Kingdom:
1.5% 11/15/23	DKK	1,415,000	220,489
1.75% 11/15/25	DKK	293,000	46,696
4.5% 11/15/39	DKK	66,000	16,106

TOTAL DENMARK			283,291

France - 1.9%
French Government:
OAT 3.25% 5/25/45	EUR	125,000	181,073
2.5% 5/25/30	EUR	706,000	886,752

TOTAL FRANCE			1,067,825

Germany - 0.6%
German Federal Republic:
2.5% 8/15/46	EUR	55,000	81,454
4% 1/4/37	EUR	136,000	231,142

TOTAL GERMANY			312,596

Indonesia - 0.6%
Indonesian Republic:
2.625% 6/14/23	EUR	100,000	105,742
2.875% 7/8/21(Reg. S)	EUR	200,000	219,609

TOTAL INDONESIA			325,351

Ireland - 1.9%
Irish Republic:
2% 2/18/45 (Reg.S)	EUR	50,000	56,378
2.4% 5/15/30 (Reg. S)	EUR	248,000	300,514
4.5% 4/18/20	EUR	34,000	41,650
5.4% 3/13/25	EUR	438,000	639,460

TOTAL IRELAND			1,038,002

Israel - 0.6%
Israeli State:
3.75% 3/31/24	ILS	199,000	58,787
4.25% 3/31/23	ILS	62,000	18,760
5% 1/31/20	ILS	89,000	26,179
5.5% 1/31/22	ILS	296,000	93,307
5.5% 1/31/42	ILS	28,000	10,064
6% 2/28/19	ILS	434,000	126,259

TOTAL ISRAEL			333,356

Italy - 4.1%
Buoni del Tesoro Poliennali:
1.5% 6/1/25	EUR	10,000	10,473
2.15% 12/15/21	EUR	323,000	364,927
2.7% 3/1/47 (c)	EUR	12,000	12,119
3.5% 6/1/18	EUR	592,000	655,365
3.5% 12/1/18	EUR	319,000	359,236
4.5% 5/1/23	EUR	93,000	118,214
Italian Republic:
4% 2/1/37	EUR	30,000	38,830
4.5% 3/1/26	EUR	96,000	124,651
5% 8/1/34	EUR	204,000	293,458
5% 9/1/40	EUR	23,000	33,460
6% 5/1/31	EUR	20,000	30,845
6.5% 11/1/27	EUR	154,000	234,327

TOTAL ITALY			2,275,905

Japan - 4.6%
Japan Government:
0.1% 3/20/26	JPY	14,100,000	121,586
0.4% 3/20/36	JPY	79,800,000	665,063
1% 12/20/35	JPY	129,250,000	1,199,274
1.2% 12/20/34	JPY	10,600,000	102,145
1.2% 3/20/35	JPY	1,250,000	12,032
1.2% 9/20/35	JPY	6,900,000	66,251
1.4% 9/20/34	JPY	22,100,000	219,516
1.5% 6/20/34	JPY	4,100,000	41,334
1.9% 12/20/28	JPY	9,250,000	95,697

TOTAL JAPAN			2,522,898

Korea (South) - 2.3%
Korean Republic:
2% 3/10/20	KRW	25,300,000	21,126
2% 9/10/20	KRW	45,070,000	37,618
2.25% 6/10/25	KRW	204,050,000	171,245
2.75% 3/10/18	KRW	574,680,000	482,512
3% 9/10/24	KRW	147,850,000	130,369
3% 12/10/42	KRW	109,490,000	105,527
3.125% 3/10/19	KRW	115,360,000	98,543
3.5% 3/10/24	KRW	215,510,000	196,059
5.25% 3/10/27	KRW	18,600,000	19,827

TOTAL KOREA (SOUTH)			1,262,826

Malaysia - 0.4%
Malaysian Government:
3.48% 3/15/23	MYR	417,000	89,181
3.889% 7/31/20	MYR	417,000	93,559
3.892% 3/15/27	MYR	46,000	9,842
4.935% 9/30/43	MYR	9,000	2,004

TOTAL MALAYSIA			194,586

Mexico - 0.9%
United Mexican States:
4.75% 6/14/18	MXN	3,927,000	183,954
6.5% 6/10/21	MXN	1,100,000	51,744
7.5% 6/3/27	MXN	1,820,000	87,378
8.5% 5/31/29	MXN	2,578,000	132,275
8.5% 11/18/38	MXN	230,000	11,785
10% 11/20/36	MXN	90,000	5,278

TOTAL MEXICO			472,414

New Zealand - 0.2%
New Zealand Government:
4.5% 4/15/27	NZD	25,000	19,076
5.5% 4/15/23	NZD	46,000	36,556
6% 12/15/17	NZD	107,000	77,158

TOTAL NEW ZEALAND			132,790

Norway - 0.2%
Kingdom of Norway 4.5% 5/22/19	NOK	420,000	52,937
Norway Government Bond:
1.75% 3/13/25	NOK	116,000	13,613
3% 3/14/24	NOK	159,000	20,303

TOTAL NORWAY			86,853

Poland - 0.8%
Polish Government:
1.5% 4/25/20	PLN	365,000	84,336
1.75% 7/25/21	PLN	372,000	84,692
3.25% 7/25/25	PLN	212,000	49,716
4% 10/25/23	PLN	275,000	68,345
5.5% 10/25/19	PLN	362,000	93,808
5.75% 10/25/21	PLN	53,000	14,268
5.75% 9/23/22	PLN	239,000	64,801
5.75% 4/25/29	PLN	31,000	8,759

TOTAL POLAND			468,725

Russia - 0.5%
Russian Federation:
6.8% 12/11/19	RUB	2,840,000	44,629
7% 8/16/23	RUB	4,135,000	63,263
7.05% 1/19/28	RUB	681,000	10,149
7.5% 2/27/19	RUB	5,115,000	82,428
7.6% 7/20/22	RUB	2,400,000	38,218
8.5% 9/17/31	RUB	2,750,000	45,123

TOTAL RUSSIA			283,810

Singapore - 0.3%
Republic of Singapore:
2.25% 6/1/21	SGD	13,000	9,140
3.25% 9/1/20	SGD	163,000	118,748
3.375% 9/1/33	SGD	26,000	19,435

TOTAL SINGAPORE			147,323

Slovenia - 0.1%
Republic of Slovenia 2.25% 3/25/22 (Reg. S)	EUR	25,000	29,227
South Africa - 1.0%
South African Republic:
7.25% 1/15/20	ZAR	675,000	47,977
7.75% 2/28/23	ZAR	2,900,000	202,417
8% 12/21/18	ZAR	467,000	34,036
8% 1/31/30	ZAR	1,245,000	81,571
8.5% 1/31/37	ZAR	1,800,000	117,746
8.75% 1/31/44	ZAR	307,000	20,442
10.5% 12/21/26	ZAR	856,000	68,722

TOTAL SOUTH AFRICA			572,911

Spain - 2.3%
Spanish Kingdom:
1.95% 7/30/30(Reg. S) (c)	EUR	40,000	42,973
2.15% 10/31/25(Reg. S) (c)	EUR	110,000	124,157
3.75% 10/31/18	EUR	474,000	535,942
4.4% 10/31/23 (c)	EUR	334,000	434,582
5.15% 10/31/44	EUR	83,000	132,502
5.75% 7/30/32	EUR	13,000	20,839

TOTAL SPAIN			1,290,995

Sweden - 0.4%
Sweden Kingdom:
2.25% 6/1/32	SEK	180,000	22,808
2.5% 5/12/25	SEK	705,000	91,184
3.5% 3/30/39	SEK	35,000	5,268
5% 12/1/20	SEK	680,000	90,472

TOTAL SWEDEN			209,732

Switzerland - 0.5%
Switzerland Confederation 3.5% 4/8/33	CHF	193,000	291,613
Thailand - 0.5%
Kingdom of Thailand:
3.45% 3/8/19	THB	2,599,000	75,287
3.625% 6/16/23	THB	5,574,000	166,101
4.675% 6/29/44	THB	530,000	18,015
4.875% 6/22/29	THB	540,000	17,823

TOTAL THAILAND			277,226

United Kingdom - 2.4%
United Kingdom, Great Britain and Northern Ireland:
3.25% 1/22/44	GBP	600,000	955,593
4.25% 6/7/32	GBP	208,000	347,985

TOTAL UNITED KINGDOM			1,303,578

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,696,482)			16,851,893

Municipal Securities - 0.3%
United States of America - 0.3%
Illinois Gen. Oblig.:
Series 2003:		$	$
4.35% 6/1/18		18,333	18,612
4.95% 6/1/23		55,000	56,550
Series 2011:
5.665% 3/1/18		10,000	10,347
5.877% 3/1/19		50,000	53,006
TOTAL MUNICIPAL SECURITIES
(Cost $139,248)			138,515

Preferred Securities - 5.9%
France - 2.6%
Credit Agricole SA:
6.625% (Reg. S) (b)(g)		$825,000	$805,378
8.125% 9/19/33 (Reg. S) (b)		550,000	604,501

TOTAL FRANCE			1,409,879

Ireland - 0.6%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(g)	EUR	315,000	328,879
Italy - 0.5%
Intesa Sanpaolo SpA 7% (Reg. S) (b)(g)	EUR	280,000	300,194
Netherlands - 0.5%
Volkswagen International Finance NV 2.5%(Reg. S) (b)(g)	EUR	300,000	305,407
United Kingdom - 1.7%
Barclays Bank PLC 7.625% 11/21/22		833,000	921,411
TOTAL PREFERRED SECURITIES
(Cost $3,274,695)			3,265,770
		Shares	Value

Fixed-Income Funds - 0.3%
Fidelity Mortgage Backed Securities Central Fund (h)
(Cost $160,498)		1,514	163,487

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.60% (i)
(Cost $1,498,372)		1,498,073	1,498,372

Purchased Swaptions - 0.1%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 26 Index expiring December 2021 exercise rate 3.125%	2/15/17	EUR 6,200,000	$29,891
TOTAL PURCHASED SWAPTIONS
(Cost $54,000)			29,891
TOTAL INVESTMENT PORTFOLIO - 97.6%
(Cost $56,880,842)			53,692,633
NET OTHER ASSETS (LIABILITIES) - 2.4%			1,345,787
NET ASSETS - 100%			$55,038,420

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
2 Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	March 2017	365,312	$3,649
1 ICE Long Gilt Contracts (United Kingdom)	March 2017	155,073	3,575
TOTAL BOND INDEX CONTRACTS			7,224
Treasury Contracts
32 CBOT 10-Year U.S. Treasury Note Contracts (United States)	March 2017	3,977,000	(9,520)
23 CBOT 2-Year U.S. Treasury Note Contracts (United States)	March 2017	4,983,813	(5,392)
6 CBOT 5-Year U.S. Treasury Note Contracts (United States)	March 2017	705,984	(2,684)
3 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2017	451,969	(3,381)
5 CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	March 2017	670,313	(3,057)
13 CBOT Ultra Long Term U.S. Treasury Note Contracts (United States)	March 2017	2,083,250	2,690
5 TME 10 Year Canadian Note Contracts (Canada)	March 2017	512,159	(6,575)
TOTAL TREASURY CONTRACTS			(27,919)

TOTAL PURCHASED			(20,695)

Sold
Bond Index Contracts
18 Eurex Euro-Bobl Contracts (Germany)	March 2017	2,531,981	(18,060)
11 Eurex Euro-Bund Contracts (Germany)	March 2017	1,900,717	(25,218)
10 ICE Medium Gilt Contracts (United Kingdom)	March 2017	1,423,299	(11,641)

TOTAL SOLD			(54,919)

TOTAL FUTURES CONTRACTS			$(75,614)

The face value of futures purchased as a percentage of Net Assets is 25.3%

The face value of futures sold as a percentage of Net Assets is 10.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $17,821,986.

Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount*	Unrealized Appreciation/(Depreciation)
1/6/17	CZK	JPMorgan Chase Bank, N.A.	Sell	14,105,000	$557,929	$8,405
2/15/17	AUD	BNP Paribas	Buy	41,000	29,594	(38)
2/15/17	AUD	BNP Paribas	Buy	62,000	46,173	(1,479)
2/15/17	AUD	BNP Paribas	Buy	146,000	109,993	(4,747)
2/15/17	AUD	Barclays Bank PLC	Sell	118,000	87,210	2,148
2/15/17	AUD	Citibank, N.A.	Buy	81,000	59,304	(914)
2/15/17	AUD	JPMorgan Chase Bank, N.A.	Sell	44,000	32,398	680
2/15/17	CAD	BNP Paribas	Sell	17,000	12,965	297
2/15/17	CAD	Citibank, N.A.	Sell	147,000	109,562	21
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Buy	1,478,000	1,097,465	3,905
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	50,000	37,374	115
2/15/17	CHF	Barclays Bank PLC	Sell	734,000	738,059	15,156
2/15/17	CZK	Citibank, N.A.	Sell	949,000	37,399	353
2/15/17	CZK	JPMorgan Chase Bank, N.A.	Buy	2,385,000	95,462	(2,358)
2/15/17	DKK	BNP Paribas	Sell	227,000	32,492	274
2/15/17	EUR	BNP Paribas	Buy	49,000	52,359	(667)
2/15/17	EUR	BNP Paribas	Sell	59,000	62,842	601
2/15/17	EUR	BNP Paribas	Sell	70,000	74,841	996
2/15/17	EUR	BNP Paribas	Sell	933,000	992,870	8,620
2/15/17	EUR	BNP Paribas	Sell	6,595,000	7,116,018	158,755
2/15/17	EUR	Citibank, N.A.	Sell	20,000	20,849	(249)
2/15/17	EUR	Citibank, N.A.	Sell	33,000	35,143	330
2/15/17	EUR	Citibank, N.A.	Sell	36,000	37,567	(411)
2/15/17	EUR	Citibank, N.A.	Sell	44,000	46,079	(338)
2/15/17	EUR	Citibank, N.A.	Sell	51,000	54,310	509
2/15/17	EUR	Citibank, N.A.	Sell	77,000	81,596	367
2/15/17	EUR	Credit Suisse Intl.	Buy	61,000	63,753	598
2/15/17	EUR	Credit Suisse Intl.	Sell	105,000	111,750	982
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	38,000	39,765	322
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	81,000	86,435	(986)
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	366,000	383,374	2,730
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	41,000	44,172	920
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	43,000	45,866	504
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	46,000	49,301	774
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	84,000	90,018	1,404
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	167,000	177,591	1,418
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	243,000	259,423	3,075
2/15/17	GBP	BNP Paribas	Buy	494,000	626,244	(16,763)
2/15/17	GBP	BNP Paribas	Sell	23,000	28,800	423
2/15/17	GBP	Credit Suisse Intl.	Buy	34,000	42,021	(73)
2/15/17	GBP	Credit Suisse Intl.	Buy	37,000	46,079	(430)
2/15/17	GBP	Goldman Sachs Bank USA	Sell	1,658,000	2,061,317	15,731
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Sell	20,000	25,061	386
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Sell	39,000	49,468	1,351
2/15/17	HKD	JPMorgan Chase Bank, N.A.	Buy	145,000	18,703	0
2/15/17	ILS	Barclays Bank PLC	Sell	118,000	30,801	134
2/15/17	ILS	JPMorgan Chase Bank, N.A.	Sell	182,000	47,517	217
2/15/17	JPY	BNP Paribas	Buy	2,250,000	19,157	137
2/15/17	JPY	BNP Paribas	Buy	12,650,000	108,466	13
2/15/17	JPY	BNP Paribas	Sell	3,950,000	35,100	1,227
2/15/17	JPY	Barclays Bank PLC	Buy	291,050,000	2,685,409	(189,551)
2/15/17	JPY	Citibank, N.A.	Buy	4,650,000	40,777	(901)
2/15/17	JPY	Citibank, N.A.	Sell	4,100,000	37,425	2,266
2/15/17	JPY	Goldman Sachs Bank USA	Sell	31,900,000	281,854	8,300
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Buy	3,700,000	31,470	258
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	5,800,000	50,383	646
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	11,500,000	104,298	5,682
2/15/17	KRW	Goldman Sachs Bank USA	Buy	61,400,000	52,344	(1,484)
2/15/17	KRW	Goldman Sachs Bank USA	Buy	68,198,152	57,624	(1,132)
2/15/17	KRW	JPMorgan Chase Bank, N.A.	Sell	33,500,000	28,258	508
2/15/17	KRW	JPMorgan Chase Bank, N.A.	Sell	429,200,000	367,309	11,779
2/15/17	MXN	Citibank, N.A.	Buy	13,739,000	666,319	(7,570)
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Buy	327,000	15,766	(87)
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Sell	565,000	27,725	635
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Sell	744,000	35,907	234
2/15/17	MYR	JPMorgan Chase Bank, N.A.	Buy	228,000	51,525	(772)
2/15/17	NOK	JPMorgan Chase Bank, N.A.	Buy	148,000	17,572	(427)
2/15/17	NZD	Goldman Sachs Bank USA	Buy	83,000	57,521	60
2/15/17	NZD	JPMorgan Chase Bank, N.A.	Sell	239,000	169,257	3,453
2/15/17	PLN	Citibank, N.A.	Sell	224,000	53,300	(187)
2/15/17	PLN	Goldman Sachs Bank USA	Buy	244,000	EUR 54,113	1,177
2/15/17	PLN	Goldman Sachs Bank USA	Sell	233,000	EUR 52,428	(328)
2/15/17	PLN	JPMorgan Chase Bank, N.A.	Buy	1,202,000	291,176	(4,162)
2/15/17	RUB	Goldman Sachs Bank USA	Sell	1,803,000	28,161	(968)
2/15/17	RUB	JPMorgan Chase Bank, N.A.	Sell	3,107,000	47,019	(3,178)
2/15/17	SEK	BNP Paribas	Sell	355,000	38,658	(411)
2/15/17	SEK	Citibank, N.A.	Buy	34,000	3,698	44
2/15/17	SEK	Goldman Sachs Bank USA	Buy	506,000	CHF 55,502	1,025
2/15/17	SEK	Goldman Sachs Bank USA	Sell	506,000	CHF 56,888	340
2/15/17	SEK	Goldman Sachs Bank USA	Sell	535,000	CHF 59,642	(139)
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Buy	11,481,000	1,258,133	5,402
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Sell	385,000	41,962	(409)
2/15/17	SGD	Citibank, N.A.	Sell	126,000	89,114	2,131
2/15/17	SGD	Goldman Sachs Bank USA	Buy	83,000	58,312	(1,014)
2/15/17	THB	JPMorgan Chase Bank, N.A.	Sell	1,529,000	43,128	417
2/15/17	ZAR	BNP Paribas	Sell	700,000	49,197	(1,351)
2/15/17	ZAR	Citibank, N.A.	Sell	1,342,000	92,790	(4,119)
2/15/17	ZAR	JPMorgan Chase Bank, N.A.	Buy	64,000	4,568	53
TOTAL FOREIGN CURRENCY CONTRACTS						$30,645

*Contract amount in U.S. Dollars unless otherwise noted

For the period, the average contract value for foreign currency contracts was $26,527,052. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty(2)	Fixed Payment Received/(Paid)	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1)%	EUR 1,500,000	$(7,756)	$0	$(7,756)
Carlsberg Breweries A/S		Dec. 2020	Citibank, N.A.	(1)%	EUR 1,100,000	(23,148)	(3,346)	(26,494)
Gas Natural Capital Markets SA		Jun. 2021	BNP Paribas	(1%)	EUR 250,000	(2,778)	245	(2,533)
Gas Natural Capital Markets SA		Dec. 2021	Credit Suisse International	(1%)	EUR 550,000	(4,462)	1,414	(3,048)
Santander Central Hispano Issuances Ltd		Dec. 2021	Citibank, N.A.	(1%)	EUR 250,000	18,623	(20,981)	(2,358)
Societe Generale		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 250,000	10,578	(10,370)	208
Societe Generale		Dec. 2021	Barclays Bank PLC	(1%)	EUR 1,100,000	58,298	(58,449)	(151)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 550,000	31,401	(51,067)	(19,666)
TOTAL BUY PROTECTION						80,756	(142,554)	(61,798)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	EUR 1,500,000	7,769	0	7,769
Deutsche Bank AG	BB+	Dec. 2017	Barclays Bank PLC	1%	EUR 300,000	(4,035)	14,492	10,457
Deutsche Bank AG	BB+	Dec. 2017	JPMorgan Chase Bank, N.A.	1%	EUR 275,000	(3,698)	8,355	4,657
Unicredit Spa	NR	Dec. 2021	Citibank, N.A.	1%	EUR 250,000	(30,378)	33,737	3,359
TOTAL SELL PROTECTION						(30,342)	56,584	26,242

TOTAL CREDIT DEFAULT SWAPS						$50,414	$(85,970)	$(35,556)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount for swaps in the aggregate was $5,638,028.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

CLP – Chilean peso

CZK – Czech koruna

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli shekel

JPY – Japanese yen

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PLN – Polish zloty (new)

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

ZAR – South African rand

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,198,028 or 4.0% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $290,300.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $67,108.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $1,689,370.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,661
Fidelity Mortgage Backed Securities Central Fund	4,006
Total	$12,667

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$160,259	$4,290	$--	$163,487	0.0%
Total	$160,259	$4,290	$--	$163,487

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$27,062,646	$--	$27,062,646	$--
U.S. Government Agency - Mortgage Securities	3,258,477	--	3,258,477	--
Asset-Backed Securities	121,214	--	121,214	--
Commercial Mortgage Securities	1,164,337	--	1,164,337	--
U.S. Government and Government Agency Obligations	138,031	--	138,031	--
Foreign Government and Government Agency Obligations	16,851,893	--	16,851,893	--
Municipal Securities	138,515	--	138,515	--
Preferred Securities	3,265,770	--	3,265,770	--
Fixed-Income Funds	163,487	163,487	--	--
Money Market Funds	1,498,372	1,498,372	--	--
Purchased Swaptions	29,891	--	29,891	--
Total Investments in Securities:	$53,692,633	$1,661,859	$52,030,774	$--
Derivative Instruments:
Assets
Foreign Currency Contracts	$278,288	$--	$278,288	$--
Futures Contracts	9,914	9,914	--	--
Swaps	126,669	--	126,669	--
Total Assets	$414,871	$9,914	$404,957	$--
Liabilities
Foreign Currency Contracts	$(247,643)	$--	$(247,643)	$--
Futures Contracts	(85,528)	(85,528)	--	--
Swaps	(76,255)	--	(76,255)	--
Total Liabilities	$(409,426)	$(85,528)	$(323,898)	$--
Total Derivative Instruments:	$5,445	$(75,614)	$81,059	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$29,891	$0
Swaps(b)	126,669	(76,255)
Total Credit Risk	156,560	(76,255)
Foreign Exchange Risk
Foreign Currency Contracts(c)	278,288	(247,643)
Total Foreign Exchange Risk	278,288	(247,643)
Interest Rate Risk
Futures Contracts(d)	9,914	(85,528)
Total Interest Rate Risk	9,914	(85,528)
Total Value of Derivatives	$444,762	$(409,426)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Barclays Bank PLC	75,736	(193,586)	--	--	(117,850)
Goldman Sachs Bank USA	68,612	(5,065)	--	--	63,547
JPMorgan Chase Bank, N.A.	55,273	(16,077)	--	--	39,196
Citibank, N.A.	54,535	(68,215)	--	--	(13,680)
Credit Suisse Intl.	1,580	(4,965)	--	--	(3,385)
BNP Paribas	171,343	(28,234)	--	--	143,109
Centrally Cleared OTC Swaps	7,769	(7,756)	--	--	13
Exchange Traded Futures	9,914	(85,528)	--	75,614	--
Total	$444,762	$(409,426)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $55,221,972)	$52,030,774
Fidelity Central Funds (cost $1,658,870)	1,661,859
Total Investments (cost $56,880,842)		$53,692,633
Cash		13,067
Foreign currency held at value (cost $627,366)		616,930
Receivable for investments sold		117,102
Unrealized appreciation on foreign currency contracts		278,288
Receivable for fund shares sold		39,791
Interest receivable		646,129
Distributions receivable from Fidelity Central Funds		287
Receivable for daily variation margin for derivative instruments		27,803
Bi-lateral OTC swaps, at value		118,900
Prepaid expenses		114
Receivable from investment adviser for expense reductions		24,236
Total assets		55,575,280
Liabilities
Unrealized depreciation on foreign currency contracts	$247,643
Payable for fund shares redeemed	92,876
Bi-lateral OTC swaps, at value	68,499
Accrued management fee	25,627
Distribution and service plan fees payable	4,519
Other affiliated payables	8,472
Other payables and accrued expenses	89,224
Total liabilities		536,860
Net Assets		$55,038,420
Net Assets consist of:
Paid in capital		$61,366,410
Distributions in excess of net investment income		(630,757)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,394,801)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,302,432)
Net Assets		$55,038,420
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,666,719 ÷ 542,102 shares)		$8.61
Maximum offering price per share (100/96.00 of $8.61)		$8.97
Class T:
Net Asset Value and redemption price per share ($2,873,795 ÷ 333,935 shares)		$8.61
Maximum offering price per share (100/96.00 of $8.61)		$8.97
Class C:
Net Asset Value and offering price per share ($3,513,740 ÷ 408,682 shares)(a)		$8.60
Global Bond:
Net Asset Value, offering price and redemption price per share ($41,569,420 ÷ 4,827,545 shares)		$8.61
Class I:
Net Asset Value, offering price and redemption price per share ($2,414,746 ÷ 280,478 shares)		$8.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$256,704
Interest		1,368,806
Income from Fidelity Central Funds		12,667
Income before foreign taxes withheld		1,638,177
Less foreign taxes withheld		(24,766)
Total income		1,613,411
Expenses
Management fee	$332,198
Transfer agent fees	74,885
Distribution and service plan fees	59,774
Accounting fees and expenses	30,713
Custodian fees and expenses	10,338
Independent trustees' fees and expenses	269
Registration fees	65,017
Audit	176,880
Legal	789
Miscellaneous	677
Total expenses before reductions	751,540
Expense reductions	(246,750)	504,790
Net investment income (loss)		1,108,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(915,160)
Fidelity Central Funds	32
Foreign currency transactions	961,877
Futures contracts	(205,736)
Swaps	27,884
Capital gain distributions from Fidelity Central Funds	283
Total net realized gain (loss)		(130,820)
Change in net unrealized appreciation (depreciation) on: Investment securities	710,081
Assets and liabilities in foreign currencies	(153,477)
Futures contracts	(94,533)
Swaps	(22,816)
Delayed delivery commitments	(106)
Total change in net unrealized appreciation (depreciation)		439,149
Net gain (loss)		308,329
Net increase (decrease) in net assets resulting from operations		$1,416,950

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,108,621	$1,455,764
Net realized gain (loss)	(130,820)	(2,471,723)
Change in net unrealized appreciation (depreciation)	439,149	(2,121,017)
Net increase (decrease) in net assets resulting from operations	1,416,950	(3,136,976)
Distributions to shareholders from net investment income	(1,215,883)	–
Distributions to shareholders from net realized gain	(629,668)	–
Return of capital	(42,971)	(1,515,599)
Total distributions	(1,888,522)	(1,515,599)
Share transactions - net increase (decrease)	(3,278,957)	2,358,481
Total increase (decrease) in net assets	(3,750,529)	(2,294,094)
Net Assets
Beginning of period	58,788,949	61,083,043
End of period	$55,038,420	$58,788,949
Other Information
Distributions in excess of net investment income end of period	$(630,757)	$(345,854)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.156	.205	.199	.172	.088
Net realized and unrealized gain (loss)	.055	(.692)	(.187)	(.553)	.207
Total from investment operations	.211	(.487)	.012	(.381)	.295
Distributions from net investment income	(.175)	–	(.006)	–	(.078)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.006)	(.213)	(.186)	(.197)	–
Total distributions	(.281)	(.213)	(.192)	(.199)	(.155)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D,E	2.39%	(5.24)%	.08%	(3.76)%	2.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.46%	1.44%	1.30%	1.61%H
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%H
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%H
Net investment income (loss)	1.72%	2.26%	2.05%	1.77%	1.44%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,667	$4,781	$4,770	$3,965	$3,041
Portfolio turnover rateI	105%	110%	227%	245%	91%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.156	.204	.199	.172	.088
Net realized and unrealized gain (loss)	.058	(.691)	(.187)	(.553)	.207
Total from investment operations	.214	(.487)	.012	(.381)	.295
Distributions from net investment income	(.178)	–	(.006)	–	(.078)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.006)	(.213)	(.186)	(.197)	–
Total distributions	(.284)	(.213)	(.192)	(.199)	(.155)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D,E	2.42%	(5.24)%	.08%	(3.76)%	2.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.48%	1.46%	1.30%	1.61%H
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%H
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%H
Net investment income (loss)	1.72%	2.26%	2.05%	1.77%	1.44%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,874	$3,037	$3,012	$2,943	$2,747
Portfolio turnover rateI	105%	110%	227%	245%	91%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.67	$9.37	$9.55	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.088	.137	.126	.099	.042
Net realized and unrealized gain (loss)	.056	(.690)	(.185)	(.558)	.208
Total from investment operations	.144	(.553)	(.059)	(.459)	.250
Distributions from net investment income	(.110)	–	(.004)	–	(.033)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.004)	(.147)	(.117)	(.129)	–
Total distributions	(.214)	(.147)	(.121)	(.131)	(.110)
Net asset value, end of period	$8.60	$8.67	$9.37	$9.55	$10.14
Total ReturnC,D,E	1.64%	(5.94)%	(.65)%	(4.53)%	2.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.30%	2.25%	2.22%	2.08%	2.36%H
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%H
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%H
Net investment income (loss)	.97%	1.51%	1.30%	1.01%	.69%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,514	$3,541	$4,340	$3,579	$2,994
Portfolio turnover rateI	105%	110%	227%	245%	91%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.179	.227	.223	.199	.103
Net realized and unrealized gain (loss)	.055	(.691)	(.188)	(.556)	.208
Total from investment operations	.234	(.464)	.035	(.357)	.311
Distributions from net investment income	(.197)	–	(.007)	–	(.094)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.007)	(.236)	(.208)	(.221)	–
Total distributions	(.304)	(.236)	(.215)	(.223)	(.171)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D	2.65%	(5.00)%	.32%	(3.53)%	3.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%	1.09%	1.09%	.99%	1.28%G
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%G
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%G
Net investment income (loss)	1.97%	2.51%	2.30%	2.02%	1.69%G
Supplemental Data
Net assets, end of period (000 omitted)	$41,569	$44,497	$46,242	$45,300	$155,463
Portfolio turnover rateH	105%	110%	227%	245%	91%G

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Bond Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.68	$9.38	$9.56	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.179	.226	.223	.196	.104
Net realized and unrealized gain (loss)	.055	(.690)	(.188)	(.553)	.207
Total from investment operations	.234	(.464)	.035	(.357)	.311
Distributions from net investment income	(.197)	–	(.007)	–	(.094)
Distributions from net realized gain	(.100)	–	–	(.002)	(.077)
Return of capital	(.007)	(.236)	(.208)	(.221)	–
Total distributions	(.304)	(.236)	(.215)	(.223)	(.171)
Net asset value, end of period	$8.61	$8.68	$9.38	$9.56	$10.14
Total ReturnC,D	2.65%	(5.00)%	.32%	(3.53)%	3.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.16%	1.14%	1.15%	1.02%	1.36%G
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%G
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%G
Net investment income (loss)	1.97%	2.51%	2.30%	2.02%	1.69%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,415	$2,932	$2,718	$2,646	$2,580
Portfolio turnover rateH	105%	110%	227%	245%	91%G

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Global Bond Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Foreign Securities Futures Loans & Direct Debt Instruments Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2016 and December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,391,134
Gross unrealized depreciation	(5,627,038)
Net unrealized appreciation (depreciation) on securities	$(3,235,904)
Tax Cost	$56,928,537

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,150,245)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,328,669)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(745,247)
Long-term	(1,404,998)
Total no expiration	$(2,150,245)

The Fund intends to elect to defer to its next fiscal year $650,256 of ordinary losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,845,551	$–
Return of Capital	42,971	1,515,599
Total	$1,888,522	$ 1,515,599

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(85,520)	$(24,109)
Swaps	27,884	(22,816)
Total Credit Risk	(57,636)	(46,925)
Foreign Exchange Risk
Foreign Currency Contracts	1,024,401	(132,908)
Interest Rate Risk
Futures Contracts	(205,736)	(94,533)
Totals	$761,029	$(274,366)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $46,529,957 and $48,567,184, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$12,031	$5,052
Class T	-%	.25%	7,052	4,866
Class C	.75%	.25%	40,691	24,475
			$59,774	$34,393

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,417
Class T	336
Class C(a)	324
$2,077

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,008.23
Class T	7,194.26
Class C	10,506.26
Global Bond	41,731.09
Class I	4,446.13
	$ 74,885

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $153 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$25,135
Class T	1.00%	15,584
Class C	1.75%	22,216
Global Bond	.75%	169,136
Class I	.75%	14,380
		$246,451

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $240.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$92,401	$–
Class T	55,704	–
Class C	47,791	–
Global Bond	947,049	–
Class I	72,938	–
Total	$1,215,883	$–
From net realized gain
Class A	$53,606	$–
Class T	32,813	–
Class C	40,346	–
Global Bond	475,296	–
Class I	27,607	–
Total	$629,668	$–
From return of capital
Class A	$3,354	$115,318
Class T	2,067	71,214
Class C	1,750	62,994
Global Bond	33,440	1,192,630
Class I	2,360	73,443
Total	$42,971	$1,515,599

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	162,753	95,613	$1,485,797	$869,745
Reinvestment of distributions	16,679	12,686	147,005	113,670
Shares redeemed	(187,940)	(66,204)	(1,709,345)	(597,119)
Net increase (decrease)	(8,508)	42,095	$(76,543)	$386,296
Class T
Shares sold	86,401	33,315	$783,618	$300,501
Reinvestment of distributions	10,293	7,950	90,585	71,214
Shares redeemed	(112,517)	(12,583)	(1,025,062)	(114,205)
Net increase (decrease)	(15,823)	28,682	$(150,859)	$257,510
Class C
Shares sold	194,603	50,403	$1,770,197	$453,032
Reinvestment of distributions	9,965	7,033	87,282	62,933
Shares redeemed	(204,153)	(112,322)	(1,836,971)	(1,016,047)
Net increase (decrease)	415	(54,886)	$20,508	$(500,082)
Global Bond
Shares sold	1,841,358	1,019,852	$16,889,850	$9,291,029
Reinvestment of distributions	161,672	130,481	1,428,727	1,169,580
Shares redeemed	(2,299,420)	(954,687)	(20,844,766)	(8,673,341)
Net increase (decrease)	(296,390)	195,646	$(2,526,189)	$1,787,268
Class I
Shares sold	306,483	44,879	$2,791,455	$400,917
Reinvestment of distributions	11,026	8,175	98,192	73,204
Shares redeemed	(374,693)	(5,151)	(3,435,521)	(46,632)
Net increase (decrease)	(57,184)	47,903	$(545,874)	$427,489

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Bond Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, bank agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Mark D. Flaherty (1969)

Year of Election or Appointment: 2016

Vice President

Mr. Flaherty also serves as Vice President of other funds. Mr. Flaherty serves as Co-Chief Executive Officer of FMR Investment Management (UK) Limited (2015–present), Chief Investment Officer, UK Fixed Income (2012–present) and is an employee of Fidelity Investments (1999–present). Mr. Flaherty also serves as a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm) and subsequently FMR Investment Management (UK) Limited (investment adviser firm) (2012–present). Previously, Mr. Flaherty served as Managing Director, Research for Fidelity Investments (2005–2012) and President and Chief Executive Officer of Fidelity Management & Research (U.K.) Inc. (2013-2015).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	1.00%
Actual		$1,000.00	$952.30	$4.91
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class T	1.00%
Actual		$1,000.00	$952.50	$4.91
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class C	1.75%
Actual		$1,000.00	$948.00	$8.57
Hypothetical-C		$1,000.00	$1,016.34	$8.87
Global Bond	.75%
Actual		$1,000.00	$952.60	$3.68
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class I	.75%
Actual		$1,000.00	$952.60	$3.68
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $373,088 of distributions paid during the period January 1, 2016 to December 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended January 31, 2016, and as a result, the Board will continue to discuss with FMR the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class C and Class I ranked equal to the competitive median for 2015.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GLB-ANN-0217
1.939061.104

Fidelity® International Bond Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Fidelity® International Bond Fund	1.37%	(1.92)%

 A From May 22, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Bond Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Ex USD GDP Weighted Index performed over the same period.

Period Ending Values
$9,143	Fidelity® International Bond Fund
$9,543	Bloomberg Barclays Global Aggregate Ex USD GDP Weighted Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  Global taxable investment-grade bonds gained modestly in 2016, a volatile year marked by concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays Global Aggregate GDP Weighted Index rose 2.16%. Bond yields declined sharply early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Yields then rebounded during the summer on expectations of a global policy shift from monetary to fiscal expansion. The rally continued into the U.S. presidential election, and rallied strongly thereafter, as investors viewed Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Within the Bloomberg Barclays index, Japan posted the biggest gain (+6%) despite significantly lagging all global regions in the second half of the period, in part due to a sharp downturn in the yen. Canada and some emerging markets also solidly outperformed, while the U.S. was roughly in line with the index. Conversely, the U.K. (-5%) and the euro area (flat) lagged amid post-Brexit stress and local-currency weakness. On a sector basis, most spread products outperformed Treasuries amid a supportive environment for higher-risk assets, with corporate credit leading the way.

Comments from Portfolio Manager Curt Hollingsworth:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted returns in the range of 0.40% to 1.50%. Most outperformed the 1.08% return of the benchmark Bloomberg Barclays Global Aggregate Ex USD GDP Weighted Index. Our biggest bet the past year was overweighting corporate credit, which benefited the fund for much of the period as their spreads relative to sovereigns tightened. Helpful selections among corporate bonds also aided results. Corporate picks in Germany and Ireland were helpful, especially among banks. Elsewhere, underweighting low-yielding government bonds added value, as did a euro-denominated investment in Mexico's Pemex. Conversely, currency positioning hurt the relative return, including an overweighting to the Mexican peso, which fell sharply relative to the U.S. dollar, largely due to President-elect Trump’s negative view of the trade imbalance between the U.S. and Mexico. An overweighting to the Swedish krona also detracted, as the currency fell relative to both the euro and the dollar, affected by the Swedish central bank’s aggressive purchasing of government bonds. Elsewhere, a stake in Chesapeake Energy also stood out to the downside, as did a short position in Standard Chartered. We thought the bank might underperform due to its Asian exposure, but China bounced back and Standard Chartered ended up performing well, hurting the return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Currency Exposure (% of fund's net assets)

	As of December 31, 2016	As of June 30, 2016
European Monetary Unit	44.1%	43.3%
Japanese Yen	14.1%	14.5%
British Pound	9.3%	8.3%
Canadian Dollar	5.0%	5.0%
Korean Won	4.8%	4.2%
Mexican Peso	4.4%	3.8%
Australian Dollar	3.9%	3.8%
Swedish Krona	3.0%	2.8%
Polish Zloty	2.5%	2.7%
South African Rand	2.0%	2.0%
Other	6.9%	9.6%

Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
United Kingdom	16.8%
Netherlands	7.3%
Germany	6.9%
Ireland	6.6%
United States of America	6.5%
Japan	6.2%
Korea (South)	6.1%
Mexico	5.9%
Italy	5.5%
Other	32.2%

As of June 30, 2016
United Kingdom	18.8%
Netherlands	5.1%
Germany	6.9%
Ireland	6.2%
United States of America	3.0%
Japan	8.8%
Korea (South)	5.3%
Mexico	4.9%
Italy	7.0%
Other	34.0%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	7.8%
AA	8.6%
A	19.9%
BBB	29.4%
BB and Below	21.3%
Not Rated	7.9%
Short-Term Investments and Net Other Assets	5.1%

As of June 30, 2016
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA	10.5%
AA	9.0%
A	18.8%
BBB	27.4%
BB and Below	22.2%
Not Rated	8.9%
Short-Term Investments and Net Other Assets	2.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*,**
Corporate Bonds	40.3%
Foreign Government and Government Agency Obligations	48.4%
Other Investments	6.2%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Futures and Swaps - (3.5)%

 ** Foreign Currency Contracts - 11.1%

As of June 30, 2016*,**
Corporate Bonds	35.1%
U.S. Government and U.S. Government Agency Obligations	0.3%
Foreign Government and Government Agency Obligations	55.0%
Other Investments	6.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Futures and Swaps - (6.4)%

 ** Foreign Currency Contracts - 8.9%

Investments December 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 40.3%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.875% 12/19/18 (Reg. S)		$250,000	$271,938
Bailiwick of Guernsey - 0.6%
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21		300,000	301,638
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 6% 3/20/20	GBP	350,000	491,916
Cyprus - 1.6%
Aroundtown Property Holdings PLC 1.5% 7/15/24 (Reg. S)	EUR	800,000	789,826
Denmark - 1.0%
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	485,000	534,580
France - 0.6%
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	300,000	319,612
Germany - 6.9%
alstria office REIT-AG:
2.125% 4/12/23 Reg. S	EUR	1,000,000	1,102,965
2.25% 3/24/21 (Reg. S)	EUR	1,000,000	1,113,484
Deutsche Bank AG 5% 6/24/20	EUR	850,000	959,570
Volkswagen Leasing GmbH 2.375% 9/6/22 Reg. S	EUR	300,000	339,425

TOTAL GERMANY			3,515,444

Ireland - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21		200,000	207,270
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	625,000	666,170
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (b)		270,000	282,219
Bank of Ireland 4.25% 6/11/24 (Reg. S) (b)	EUR	250,000	270,400

TOTAL IRELAND			1,426,059

Italy - 1.4%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	275,000	301,058
Telecom Italia SpA 3.625% 5/25/26 (Reg. S)	EUR	400,000	432,008

TOTAL ITALY			733,066

Luxembourg - 1.7%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	250,000	252,133
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	200,000	205,588
Wind Acquisition Finance SA 7% 4/23/21 (Reg S.)	EUR	350,000	383,253

TOTAL LUXEMBOURG			840,974

Mexico - 2.4%
CEMEX S.A.B. de CV:
4.375% 3/5/23 (Reg. S)	EUR	100,000	107,897
4.75% 1/11/22 (Reg. S)	EUR	100,000	109,107
Petroleos Mexicanos:
1.875% 4/21/22 (Reg. S)	EUR	135,000	136,568
3.75% 3/15/19 (Reg. S)	EUR	800,000	887,216

TOTAL MEXICO			1,240,788

Netherlands - 6.7%
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (b)		400,000	398,182
Deutsche Annington Finance BV 5% 10/2/23 (c)		50,000	52,020
EDP Finance BV 1.125% 2/12/24 (Reg. S)	EUR	750,000	748,013
Mylan N.V. 2.25% 11/22/24 (Reg. S)	EUR	200,000	214,219
Rabobank Nederland 6.875% 3/19/20 (Reg. S)	EUR	1,400,000	1,733,255
Urenco Finance NV 2.25% 8/5/22 (Reg. S)	EUR	100,000	112,893
Volkswagen International Finance NV 0.875% 1/16/23 Reg. S	EUR	125,000	131,581

TOTAL NETHERLANDS			3,390,163

Portugal - 0.1%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (d)	EUR	100,000	28,948
Turkey - 0.6%
Akbank T.A.S. 6.5% 3/9/18 (Reg. S)		300,000	308,030
United Kingdom - 10.7%
Anglo American Capital PLC 2.5% 9/18/18	EUR	550,000	594,990
Aviva PLC 6.625% 6/3/41 (b)	GBP	450,000	614,329
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	370,000	529,740
Legal & General Group PLC 5.375% 10/27/45 (Reg. S) (b)	GBP	150,000	191,348
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (b)	EUR	140,000	153,056
Royal Bank of Scotland Group PLC 2.5% 3/22/23 (Reg. S)	EUR	700,000	750,755
Royal Bank of Scotland PLC 6.934% 4/9/18	EUR	855,000	965,705
Tesco PLC 6.125% 2/24/22	GBP	450,000	629,110
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	500,000	617,052
Western Power Distribution Ltd. 3.625% 11/6/23 (Reg. S)	GBP	300,000	399,356

TOTAL UNITED KINGDOM			5,445,441

United States of America - 1.7%
Anadarko Petroleum Corp. 4.85% 3/15/21		16,000	17,142
CEMEX Finance LLC 4.625% 6/15/24	EUR	100,000	107,791
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	151,898
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	101,250
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	400,000	414,401
4.75% 10/12/21	EUR	50,000	61,760

TOTAL UNITED STATES OF AMERICA			854,242

TOTAL NONCONVERTIBLE BONDS
(Cost $21,706,059)			20,492,665

Foreign Government and Government Agency Obligations - 48.4%
Australia - 3.4%
Australian Commonwealth:
2.75% 4/21/24	AUD	995,000	726,429
2.75% 6/21/35 (Reg. S)	AUD	113,000	74,157
3.75% 4/21/37 (Reg. S)	AUD	5,000	3,741
4.25% 4/21/26	AUD	48,000	38,998
5.25% 3/15/19	AUD	419,000	323,963
5.5% 1/21/18	AUD	90,000	67,473
5.5% 4/21/23	AUD	135,000	114,783
5.75% 5/15/21	AUD	327,000	271,020
5.75% 7/15/22	AUD	100,000	84,952

TOTAL AUSTRALIA			1,705,516

Belgium - 0.4%
Belgian Kingdom:
3% 6/22/34 (c)	EUR	16,000	21,937
4% 3/28/32	EUR	133,000	199,812

TOTAL BELGIUM			221,749

Canada - 1.2%
Canadian Government:
4% 6/1/41	CAD	214,000	208,133
5% 6/1/37 (e)(f)	CAD	209,000	223,667
Ontario Province 4.65% 6/2/41	CAD	200,000	183,999

TOTAL CANADA			615,799

Chile - 0.1%
Chilean Republic:
6% 3/1/18	CLP	25,000,000	38,406
6% 3/1/23	CLP	10,000,000	16,582

TOTAL CHILE			54,988

Czech Republic - 0.7%
Czech Republic:
2.5% 8/25/28	CZK	4,000,000	187,624
4.2% 12/4/36	CZK	290,000	18,058
5.7% 5/25/24	CZK	2,380,000	130,448

TOTAL CZECH REPUBLIC			336,130

Denmark - 1.0%
Danish Kingdom:
1.5% 11/15/23	DKK	2,621,000	408,412
1.75% 11/15/25	DKK	544,000	86,698
4.5% 11/15/39	DKK	80,000	19,523

TOTAL DENMARK			514,633

France - 0.8%
French Government OAT 3.25% 5/25/45	EUR	267,000	386,772
Indonesia - 0.5%
Indonesian Republic:
2.625% 6/14/23	EUR	150,000	158,612
2.875% 7/8/21(Reg. S)	EUR	100,000	109,805

TOTAL INDONESIA			268,417

Ireland - 2.8%
Irish Republic:
2% 2/18/45 (Reg.S)	EUR	70,000	78,929
2.4% 5/15/30 (Reg. S)	EUR	552,000	668,886
5.4% 3/13/25	EUR	454,000	662,819

TOTAL IRELAND			1,410,634

Israel - 1.3%
Israeli State:
3.75% 3/31/24	ILS	638,000	188,473
4.25% 3/31/23	ILS	93,000	28,140
5% 1/31/20	ILS	96,000	28,238
5.5% 1/31/22	ILS	371,000	116,949
5.5% 1/31/42	ILS	121,000	43,489
6% 2/28/19	ILS	799,000	232,444

TOTAL ISRAEL			637,733

Italy - 3.7%
Buoni del Tesoro Poliennali:
1.5% 6/1/25	EUR	50,000	52,366
2.15% 12/15/21	EUR	539,000	608,965
4.75% 9/1/28 (c)	EUR	12,000	16,229
Italian Republic:
4% 2/1/37	EUR	38,000	49,184
4.5% 3/1/26	EUR	433,000	562,226
5% 8/1/34	EUR	315,000	453,134
5% 9/1/40	EUR	110,000	160,024

TOTAL ITALY			1,902,128

Japan - 6.2%
Japan Government:
0.4% 3/20/36	JPY	66,350,000	552,969
1% 12/20/35	JPY	113,400,000	1,052,206
1.2% 12/20/34	JPY	37,850,000	364,733
1.2% 3/20/35	JPY	2,600,000	25,027
1.2% 9/20/35	JPY	1,650,000	15,843
1.3% 6/20/35	JPY	45,550,000	444,720
1.4% 9/20/34	JPY	70,150,000	696,788

TOTAL JAPAN			3,152,286

Korea (South) - 6.1%
Korean Republic:
2% 3/10/20	KRW	262,200,000	218,944
2.25% 6/10/25	KRW	735,700,000	617,421
2.75% 3/10/18	KRW	1,298,480,000	1,090,228
3% 3/10/23	KRW	463,700,000	406,940
3% 9/10/24	KRW	191,830,000	169,148
3% 12/10/42	KRW	174,420,000	168,107
3.125% 3/10/19	KRW	231,870,000	198,068
3.5% 3/10/24	KRW	184,530,000	167,875
5.25% 3/10/27	KRW	67,660,000	72,122

TOTAL KOREA (SOUTH)			3,108,853

Malaysia - 0.8%
Malaysian Government:
3.48% 3/15/23	MYR	1,114,000	238,244
3.889% 7/31/20	MYR	745,000	167,149
3.892% 3/15/27	MYR	44,000	9,414
4.935% 9/30/43	MYR	52,000	11,576

TOTAL MALAYSIA			426,383

Mexico - 3.5%
United Mexican States:
3.625% 4/9/29	EUR	100,000	113,200
4.75% 6/14/18	MXN	14,664,000	686,911
5% 12/11/19	MXN	60,000	2,746
6.5% 6/10/21	MXN	2,130,000	100,195
7.5% 6/3/27	MXN	3,670,000	176,197
8.5% 5/31/29	MXN	9,139,000	468,914
8.5% 11/18/38	MXN	1,060,000	54,314
10% 11/20/36	MXN	2,980,000	174,767

TOTAL MEXICO			1,777,244

New Zealand - 0.5%
New Zealand Government:
4.5% 4/15/27	NZD	36,000	27,469
5.5% 4/15/23	NZD	95,000	75,495
6% 12/15/17	NZD	190,000	137,009

TOTAL NEW ZEALAND			239,973

Norway - 0.3%
Kingdom of Norway:
4.25% 5/19/17	NOK	152,000	17,840
4.5% 5/22/19	NOK	737,000	92,892
Norway Government Bond:
1.75% 3/13/25	NOK	109,000	12,792
3% 3/14/24	NOK	367,000	46,863

TOTAL NORWAY			170,387

Poland - 2.0%
Polish Government:
1.5% 4/25/20	PLN	1,036,000	239,377
1.75% 7/25/21	PLN	603,000	137,282
3.25% 7/25/25	PLN	691,000	162,046
4% 10/25/23	PLN	806,000	200,313
5.5% 10/25/19	PLN	821,000	212,752
5.75% 10/25/21	PLN	80,000	21,536
5.75% 9/23/22	PLN	116,000	31,452
5.75% 4/25/29	PLN	122,000	34,472

TOTAL POLAND			1,039,230

Russia - 1.2%
Russian Federation:
6.7% 5/15/19	RUB	1,776,000	28,054
6.8% 12/11/19	RUB	4,030,000	63,329
7% 8/16/23	RUB	7,638,000	116,857
7.05% 1/19/28	RUB	3,375,000	50,297
7.5% 2/27/19	RUB	10,768,000	173,526
7.6% 7/20/22	RUB	6,600,000	105,099
8.5% 9/17/31	RUB	5,720,000	93,857

TOTAL RUSSIA			631,019

Singapore - 0.7%
Republic of Singapore:
2.25% 6/1/21	SGD	35,000	24,609
3.25% 9/1/20	SGD	362,000	263,723
3.375% 9/1/33	SGD	62,000	46,345

TOTAL SINGAPORE			334,677

Slovenia - 0.1%
Republic of Slovenia 2.25% 3/25/22 (Reg. S)	EUR	35,000	40,917
South Africa - 2.3%
South African Republic:
6.75% 3/31/21	ZAR	1,400,000	96,379
7.25% 1/15/20	ZAR	520,000	36,960
8% 12/21/18	ZAR	1,905,000	138,841
8% 1/31/30	ZAR	3,718,000	243,600
8.5% 1/31/37	ZAR	3,910,000	255,771
8.75% 1/31/44	ZAR	3,032,000	201,894
10.5% 12/21/26	ZAR	2,291,000	183,927

TOTAL SOUTH AFRICA			1,157,372

Spain - 2.3%
Spanish Kingdom:
1.95% 7/30/30(Reg. S) (c)	EUR	80,000	85,945
2.15% 10/31/25(Reg. S) (c)	EUR	105,000	118,513
4.4% 10/31/23 (c)	EUR	576,000	749,459
5.15% 10/31/44	EUR	133,000	212,323
5.75% 7/30/32	EUR	14,000	22,442

TOTAL SPAIN			1,188,682

Sweden - 0.4%
Sweden Kingdom:
2.25% 6/1/32	SEK	285,000	36,112
2.5% 5/12/25	SEK	1,280,000	165,554
3.5% 3/30/39	SEK	60,000	9,031

TOTAL SWEDEN			210,697

Switzerland - 1.1%
Switzerland Confederation 3.5% 4/8/33	CHF	360,000	543,942
Thailand - 1.1%
Kingdom of Thailand:
3.45% 3/8/19	THB	5,480,000	158,743
3.625% 6/16/23	THB	11,048,000	329,221
4.675% 6/29/44	THB	670,000	22,774
4.875% 6/22/29	THB	1,912,000	63,105

TOTAL THAILAND			573,843

United Kingdom - 3.9%
United Kingdom, Great Britain and Northern Ireland:
3.25% 1/22/44	GBP	940,000	1,497,096
4.25% 6/7/32	GBP	294,000	491,864

TOTAL UNITED KINGDOM			1,988,960

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $27,540,482)			24,638,964

Preferred Securities - 6.2%
France - 2.3%
Credit Agricole SA 6.625% (Reg. S) (b)(g)		1,175,000	1,147,054
Ireland - 1.0%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(g)	EUR	475,000	495,928
Italy - 0.4%
Intesa Sanpaolo SpA 7% (Reg. S) (b)(g)	EUR	210,000	225,146
Netherlands - 0.6%
Volkswagen International Finance NV 2.5%(Reg. S) (b)(g)	EUR	300,000	305,407
United Kingdom - 1.9%
Barclays Bank PLC 7.625% 11/21/22		875,000	967,869
TOTAL PREFERRED SECURITIES
(Cost $3,126,048)			3,141,404
		Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.60% (h)
(Cost $1,575,736)		1,575,421	1,575,736

Purchased Swaptions - 0.0%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 26 Index expiring December 2021 exercise rate 3.125%	2/15/17	EUR 5,900,000	$28,444
TOTAL PURCHASED SWAPTIONS
(Cost $51,387)			28,444
TOTAL INVESTMENT PORTFOLIO - 98.0%
(Cost $53,999,712)			49,877,213
NET OTHER ASSETS (LIABILITIES) - 2.0%			998,422
NET ASSETS - 100%			$50,875,635

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
2 ASX 10 Year Treasury Bond Index Contracts (Australia)	March 2017	184,371	$342
3 Eurex Euro-Bobl Contracts (Germany)	March 2017	421,997	1,564
5 Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	March 2017	913,279	9,122
8 Eurex Euro-Oat Contracts (Germany)	March 2017	1,278,507	12,958
3 ICE Long Gilt Contracts (United Kingdom)	March 2017	465,219	10,724
1 TSE 10 Year Japanese Government Bond Index Contracts (Japan)	March 2017	1,285,476	752
TOTAL BOND INDEX CONTRACTS			35,462
Treasury Contracts
4 CBOT 5-Year U.S. Treasury Note Contracts (United States)	March 2017	470,656	(1,789)
1 CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	March 2017	134,063	(611)
12 TME 10 Year Canadian Note Contracts (Canada)	March 2017	1,229,181	(15,780)
TOTAL TREASURY CONTRACTS			(18,180)

TOTAL PURCHASED			17,282

Sold
Bond Index Contracts
1 Eurex Euro-Bund Contracts (Germany)	March 2017	172,793	(2,293)
9 ICE Medium Gilt Contracts (United Kingdom)	March 2017	1,280,969	(10,450)
TOTAL BOND INDEX CONTRACTS			(12,743)
Treasury Contracts
10 CBOT 10-Year U.S. Treasury Note Contracts (United States)	March 2017	1,242,813	6,073
3 CBOT 2-Year U.S. Treasury Note Contracts (United States)	March 2017	650,063	744
TOTAL TREASURY CONTRACTS			6,817

TOTAL SOLD			(5,926)

TOTAL FUTURES CONTRACTS			$11,356

The face value of futures purchased as a percentage of Net Assets is 12.5%

The face value of futures sold as a percentage of Net Assets is 6.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $10,605,597.

Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount*	Unrealized Appreciation/(Depreciation)
1/4/17	JPY	JPMorgan Chase Bank, N.A.	Sell	500,000	$4,277	$(2)
1/6/17	CZK	JPMorgan Chase Bank, N.A.	Sell	13,053,000	516,317	7,778
2/15/17	AUD	BNP Paribas	Buy	70,000	52,130	(1,670)
2/15/17	AUD	BNP Paribas	Buy	81,000	58,466	(76)
2/15/17	AUD	BNP Paribas	Sell	22,000	16,403	544
2/15/17	AUD	BNP Paribas	Sell	346,000	260,669	11,250
2/15/17	AUD	Barclays Bank PLC	Sell	114,000	84,254	2,075
2/15/17	AUD	JPMorgan Chase Bank, N.A.	Buy	62,000	46,180	(1,487)
2/15/17	AUD	JPMorgan Chase Bank, N.A.	Buy	603,000	443,279	(8,596)
2/15/17	CAD	Citibank, N.A.	Sell	125,000	93,165	18
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Buy	20,000	14,904	(1)
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Buy	2,708,000	2,010,782	7,155
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	16,000	11,960	37
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	28,000	21,102	237
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	35,000	26,072	(9)
2/15/17	CHF	Barclays Bank PLC	Sell	455,000	457,516	9,395
2/15/17	CZK	Citibank, N.A.	Sell	1,344,000	52,966	500
2/15/17	CZK	JPMorgan Chase Bank, N.A.	Buy	4,691,000	187,762	(4,638)
2/15/17	DKK	Citibank, N.A.	Sell	244,000	34,932	301
2/15/17	DKK	JPMorgan Chase Bank, N.A.	Sell	334,000	48,439	1,034
2/15/17	EUR	BNP Paribas	Buy	17,000	17,999	(66)
2/15/17	EUR	BNP Paribas	Buy	607,000	654,954	(14,612)
2/15/17	EUR	BNP Paribas	Sell	27,000	28,879	396
2/15/17	EUR	BNP Paribas	Sell	32,000	34,207	450
2/15/17	EUR	BNP Paribas	Sell	38,000	40,628	541
2/15/17	EUR	BNP Paribas	Sell	40,000	42,605	407
2/15/17	EUR	BNP Paribas	Sell	74,000	78,732	668
2/15/17	EUR	Citibank, N.A.	Buy	24,000	25,073	245
2/15/17	EUR	Citibank, N.A.	Buy	105,000	111,817	(1,050)
2/15/17	EUR	Citibank, N.A.	Sell	18,000	19,100	111
2/15/17	EUR	Citibank, N.A.	Sell	21,000	21,992	(161)
2/15/17	EUR	Citibank, N.A.	Sell	27,000	28,292	(191)
2/15/17	EUR	Citibank, N.A.	Sell	30,000	31,274	(374)
2/15/17	EUR	Citibank, N.A.	Sell	30,000	31,461	(187)
2/15/17	EUR	Citibank, N.A.	Sell	44,000	46,613	196
2/15/17	EUR	Credit Suisse Intl.	Buy	25,000	26,128	245
2/15/17	EUR	Credit Suisse Intl.	Sell	111,000	118,135	1,038
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	41,000	42,957	295
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	45,000	48,020	(548)
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	78,000	81,383	901
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	524,000	548,875	3,909
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	36,000	37,693	(285)
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	55,000	59,289	1,268
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	56,000	60,018	942
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	77,000	82,431	1,201
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	85,000	90,745	1,076
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	86,000	90,965	241
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	98,000	104,238	855
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	114,000	122,167	1,905
2/15/17	GBP	BNP Paribas	Buy	106,000	132,286	(1,507)
2/15/17	GBP	BNP Paribas	Buy	941,000	1,192,906	(31,931)
2/15/17	GBP	BNP Paribas	Sell	21,000	26,470	561
2/15/17	GBP	BNP Paribas	Sell	38,000	47,004	121
2/15/17	GBP	Goldman Sachs Bank USA	Sell	1,885,000	2,343,536	17,885
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Buy	96,000	120,293	(1,851)
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Sell	25,000	30,946	102
2/15/17	HKD	JPMorgan Chase Bank, N.A.	Buy	294,000	37,922	(1)
2/15/17	ILS	JPMorgan Chase Bank, N.A.	Buy	1,000	261	(1)
2/15/17	ILS	JPMorgan Chase Bank, N.A.	Sell	100,000	26,231	242
2/15/17	JPY	BNP Paribas	Sell	500,000	4,458	171
2/15/17	JPY	BNP Paribas	Sell	1,000,000	8,931	355
2/15/17	JPY	BNP Paribas	Sell	3,300,000	29,063	764
2/15/17	JPY	Barclays Bank PLC	Buy	551,500,000	5,088,483	(359,170)
2/15/17	JPY	Citibank, N.A.	Buy	750,000	6,414	17
2/15/17	JPY	Citibank, N.A.	Buy	6,600,000	57,877	(1,279)
2/15/17	JPY	Credit Suisse Intl.	Buy	3,000,000	25,457	269
2/15/17	JPY	Credit Suisse Intl.	Buy	9,900,000	89,936	(5,040)
2/15/17	JPY	Goldman Sachs Bank USA	Sell	21,600,000	190,848	5,620
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Buy	3,350,000	28,682	46
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Buy	14,700,000	126,066	(9)
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	900,000	8,141	424
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	3,800,000	34,426	1,840
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	89,150,000	820,553	56,060
2/15/17	KRW	BNP Paribas	Sell	33,000,000	28,193	857
2/15/17	KRW	Goldman Sachs Bank USA	Buy	61,338,506	51,828	(1,018)
2/15/17	KRW	Goldman Sachs Bank USA	Buy	240,500,000	205,030	(5,811)
2/15/17	KRW	Goldman Sachs Bank USA	Sell	31,900,000	27,091	666
2/15/17	KRW	JPMorgan Chase Bank, N.A.	Sell	1,094,600,000	936,757	30,041
2/15/17	MXN	BNP Paribas	Buy	3,200,000	154,447	(1,015)
2/15/17	MXN	Citibank, N.A.	Buy	8,738,000	423,779	(4,814)
2/15/17	MXN	Citibank, N.A.	Sell	568,000	27,091	(143)
2/15/17	MXN	Credit Suisse Intl.	Sell	644,000	30,857	(21)
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Buy	738,000	35,583	(197)
2/15/17	MYR	BNP Paribas	Buy	155,000	34,490	13
2/15/17	MYR	JPMorgan Chase Bank, N.A.	Buy	459,000	103,729	(1,554)
2/15/17	NOK	JPMorgan Chase Bank, N.A.	Sell	93,000	11,042	269
2/15/17	NZD	BNP Paribas	Sell	59,000	40,969	39
2/15/17	NZD	Goldman Sachs Bank USA	Buy	75,000	51,977	54
2/15/17	NZD	JPMorgan Chase Bank, N.A.	Sell	227,000	160,758	3,280
2/15/17	PLN	Citibank, N.A.	Sell	156,000	37,119	(130)
2/15/17	PLN	Goldman Sachs Bank USA	Buy	220,000	EUR 48,790	1,061
2/15/17	PLN	Goldman Sachs Bank USA	Sell	216,000	EUR 48,603	(304)
2/15/17	PLN	JPMorgan Chase Bank, N.A.	Buy	1,082,000	262,107	(3,746)
2/15/17	RUB	JPMorgan Chase Bank, N.A.	Sell	1,633,000	26,409	26
2/15/17	RUB	JPMorgan Chase Bank, N.A.	Sell	7,719,000	116,813	(7,895)
2/15/17	SEK	Goldman Sachs Bank USA	Buy	465,000	CHF 51,005	942
2/15/17	SEK	Goldman Sachs Bank USA	Sell	468,000	CHF 52,616	315
2/15/17	SEK	Goldman Sachs Bank USA	Sell	483,000	CHF 53,845	(125)
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Buy	13,074,000	1,432,700	6,151
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Sell	239,000	26,049	(254)
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Sell	244,000	26,967	113
2/15/17	SGD	Citibank, N.A.	Sell	98,000	69,311	1,657
2/15/17	SGD	Goldman Sachs Bank USA	Buy	75,000	52,692	(916)
2/15/17	THB	JPMorgan Chase Bank, N.A.	Buy	1,539,000	43,009	(19)
2/15/17	THB	JPMorgan Chase Bank, N.A.	Sell	2,635,000	74,324	719
2/15/17	ZAR	BNP Paribas	Sell	741,000	52,079	(1,431)
2/15/17	ZAR	Citibank, N.A.	Sell	686,000	49,598	60
2/15/17	ZAR	JPMorgan Chase Bank, N.A.	Buy	198,000	14,134	165
2/15/17	ZAR	JPMorgan Chase Bank, N.A.	Sell	1,416,000	98,055	(4,198)
TOTAL FOREIGN CURRENCY CONTRACTS						$(280,214)

*Contract amount in U.S. Dollars unless otherwise noted

For the period, the average contract value for foreign currency contracts was $28,400,238. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty(2)	Fixed Payment Received/(Paid)	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1)%	EUR 1,700,000	$(8,790)	$0	$(8,790)
Carlsberg Breweries A/S		Dec. 2020	Citibank, N.A.	(1%)	EUR 600,000	(12,626)	(1,825)	(14,451)
Gas Natural Capital Markets SA		Jun. 2021	BNP Paribas	(1%)	EUR 300,000	(3,334)	294	(3,040)
Gas Natural Capital Markets SA		Dec. 2021	Credit Suisse International	(1)%	EUR 500,000	(4,057)	1,285	(2,772)
Santander Central Hispano Issuances Ltd		Dec. 2021	Citibank, N.A.	(1%)	EUR 250,000	18,623	(20,981)	(2,358)
Societe Generale		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 300,000	12,694	(12,444)	250
Societe Generale		Dec. 2021	Barclays Bank PLC	(1%)	EUR 1,000,000	52,998	(53,135)	(137)
Standard Chartered PLC		Jun. 2021	Credit Suisse International	(1%)	EUR 1,850,000	105,622	(166,516)	(60,894)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 650,000	37,110	(60,351)	(23,241)
TOTAL BUY PROTECTION						198,240	(313,673)	(115,433)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	EUR 1,700,000	8,805	0	8,805
Deutsche Bank AG	BB+	Dec. 2017	JPMorgan Chase Bank, N.A.	1%	EUR 525,000	(7,061)	15,951	8,890
Unicredit Spa	NR	Dec. 2021	Citibank, N.A.	1%	EUR 250,000	(30,378)	33,737	3,359
TOTAL SELL PROTECTION						(28,634)	49,688	21,054

TOTAL CREDIT DEFAULT SWAPS						$169,606	$(263,985)	$(94,379)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount for swaps in the aggregate was $6,623,084.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

CLP – Chilean peso

CZK – Czech koruna

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli shekel

JPY – Japanese yen

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PLN – Polish zloty (new)

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

ZAR – South African rand

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,145,353 or 2.3% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,123.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $78,123.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $1,845,895.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,139
Total	$5,139

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$20,492,665	$--	$20,492,665	$--
Foreign Government and Government Agency Obligations	24,638,964	--	24,638,964	--
Preferred Securities	3,141,404	--	3,141,404	--
Money Market Funds	1,575,736	1,575,736	--	--
Purchased Swaptions	28,444	--	28,444	--
Total Investments in Securities:	$49,877,213	$1,575,736	$48,301,477	$--
Derivative Instruments:
Assets
Foreign Currency Contracts	$188,119	$--	$188,119	$--
Futures Contracts	42,279	42,279	--	--
Swaps	235,852	--	235,852	--
Total Assets	$466,250	$42,279	$423,971	$--
Liabilities
Foreign Currency Contracts	$(468,333)	$--	$(468,333)	$--
Futures Contracts	(30,923)	(30,923)	--	--
Swaps	(66,246)	--	(66,246)	--
Total Liabilities	$(565,502)	$(30,923)	$(534,579)	$--
Total Derivative Instruments:	$(99,252)	$11,356	$(110,608)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$28,444	$0
Swaps(b)	235,852	(66,246)
Total Credit Risk	264,296	(66,246)
Foreign Exchange Risk
Foreign Currency Contracts(c)	188,119	(468,333)
Total Foreign Exchange Risk	188,119	(468,333)
Interest Rate Risk
Futures Contracts(d)	42,279	(30,923)
Total Interest Rate Risk	42,279	(30,923)
Total Value of Derivatives	$494,694	$(565,502)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
JPMorgan Chase Bank, N.A.	$128,312	$(42,352)	$--	$--	$85,960
Goldman Sachs Bank USA	76,347	(8,174)	--	--	68,173
Barclays Bank PLC	64,468	(359,170)	--	--	(294,702)
Citibank, N.A.	50,172	(51,333)	--	--	(1,161)
Credit Suisse Intl.	107,174	(9,118)	--	--	(98,056)
BNP Paribas	17,137	(55,642)	--	--	(38,505)
Centrally Cleared OTC Swaps	8,805	(8,790)	--	--	15
Exchange Traded Futures	42,279	(30,923)	--	--	11,356
Total	$494,694	$(565,502)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $52,423,976)	$48,301,477
Fidelity Central Funds (cost $1,575,736)	1,575,736
Total Investments (cost $53,999,712)		$49,877,213
Foreign currency held at value (cost $617,351)		607,229
Unrealized appreciation on foreign currency contracts		188,119
Receivable for fund shares sold		12,593
Interest receivable		659,951
Distributions receivable from Fidelity Central Funds		361
Bi-lateral OTC swaps, at value		227,047
Prepaid expenses		115
Receivable from investment adviser for expense reductions		25,500
Other receivables		181
Total assets		51,598,309
Liabilities
Payable for investments purchased	$27,168
Unrealized depreciation on foreign currency contracts	468,333
Payable for fund shares redeemed	40,062
Bi-lateral OTC swaps, at value	57,456
Accrued management fee	23,731
Distribution and service plan fees payable	3,669
Payable for daily variation margin for derivative instruments	3,112
Other affiliated payables	7,846
Other payables and accrued expenses	91,297
Total liabilities		722,674
Net Assets		$50,875,635
Net Assets consist of:
Paid in capital		$56,657,103
Distributions in excess of net investment income		(983,480)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(276,040)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,521,948)
Net Assets		$50,875,635
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,394,113 ÷ 416,626 shares)		$8.15
Maximum offering price per share (100/96.00 of $8.15)		$8.49
Class T:
Net Asset Value and redemption price per share ($2,543,852 ÷ 312,383 shares)		$8.14
Maximum offering price per share (100/96.00 of $8.14)		$8.48
Class C:
Net Asset Value and offering price per share ($2,828,141 ÷ 347,737 shares)(a)		$8.13
International Bond:
Net Asset Value, offering price and redemption price per share ($39,727,846 ÷ 4,875,704 shares)		$8.15
Class I:
Net Asset Value, offering price and redemption price per share ($2,381,683 ÷ 292,315 shares)		$8.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$248,950
Interest		1,501,347
Income from Fidelity Central Funds		5,139
Income before foreign taxes withheld		1,755,436
Less foreign taxes withheld		(21,262)
Total income		1,734,174
Expenses
Management fee	$324,872
Transfer agent fees	72,946
Distribution and service plan fees	47,946
Accounting fees and expenses	30,037
Custodian fees and expenses	10,197
Independent trustees' fees and expenses	261
Registration fees	67,234
Audit	114,945
Legal	786
Miscellaneous	19,317
Total expenses before reductions	688,541
Expense reductions	(191,866)	496,675
Net investment income (loss)		1,237,499
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(860,778)
Fidelity Central Funds	41
Foreign currency transactions	967,255
Futures contracts	(102,706)
Swaps	(5,596)
Total net realized gain (loss)		(1,784)
Change in net unrealized appreciation (depreciation) on: Investment securities	132,311
Assets and liabilities in foreign currencies	(587,951)
Futures contracts	20,276
Swaps	(87,247)
Total change in net unrealized appreciation (depreciation)		(522,611)
Net gain (loss)		(524,395)
Net increase (decrease) in net assets resulting from operations		$713,104

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,237,499	$1,262,250
Net realized gain (loss)	(1,784)	(4,317,312)
Change in net unrealized appreciation (depreciation)	(522,611)	(1,352,905)
Net increase (decrease) in net assets resulting from operations	713,104	(4,407,967)
Distributions to shareholders from net investment income	(567,219)	–
Distributions to shareholders from net realized gain	(500,034)	–
Return of capital	(154,471)	(1,555,676)
Total distributions	(1,221,724)	(1,555,676)
Share transactions - net increase (decrease)	1,091,705	(4,719,681)
Total increase (decrease) in net assets	583,085	(10,683,324)
Net Assets
Beginning of period	50,292,550	60,975,874
End of period	$50,875,635	$50,292,550
Other Information
Distributions in excess of net investment income end of period	$(983,480)	$(1,322,164)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.21	$9.11	$9.63	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.171	.170	.176	.177	.083
Net realized and unrealized gain (loss)	(.063)	(.854)	(.529)	(.549)	.334
Total from investment operations	.108	(.684)	(.353)	(.372)	.417
Distributions from net investment income	(.077)C	–	(.068)C	–	(.080)
Distributions from net realized gain	(.070)C	–	(.028)C	(.016)	(.137)
Return of capital	(.021)	(.216)	(.071)	(.182)	–
Total distributions	(.168)	(.216)	(.167)	(.198)	(.217)
Net asset value, end of period	$8.15	$8.21	$9.11	$9.63	$10.20
Total ReturnD,E,F	1.23%	(7.58)%	(3.75)%	(3.65)%	4.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.40%	1.42%	1.39%	1.36%	1.60%I
Expenses net of fee waivers, if any	1.02%	1.00%	1.00%	1.00%	1.00%I
Expenses net of all reductions	1.02%	1.00%	1.00%	1.00%	1.00%I
Net investment income (loss)	1.97%	1.99%	1.81%	1.81%	1.33%I
Supplemental Data
Net assets, end of period (000 omitted)	$3,394	$3,083	$3,152	$3,103	$2,768
Portfolio turnover rateJ	88%	94%	145%	223%	119%I

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.21	$9.11	$9.62	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.170	.171	.176	.177	.083
Net realized and unrealized gain (loss)	(.070)	(.854)	(.519)	(.558)	.334
Total from investment operations	.100	(.683)	(.343)	(.381)	.417
Distributions from net investment income	(.078)C	–	(.068)C	–	(.080)
Distributions from net realized gain	(.071)C	–	(.028)C	(.016)	(.137)
Return of capital	(.021)	(.217)	(.071)	(.183)	–
Total distributions	(.170)	(.217)	(.167)	(.199)	(.217)
Net asset value, end of period	$8.14	$8.21	$9.11	$9.62	$10.20
Total ReturnD,E,F	1.13%	(7.57)%	(3.65)%	(3.74)%	4.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.48%	1.49%	1.41%	1.36%	1.59%I
Expenses net of fee waivers, if any	1.03%	1.00%	1.00%	1.00%	1.00%I
Expenses net of all reductions	1.03%	1.00%	1.00%	1.00%	1.00%I
Net investment income (loss)	1.96%	1.99%	1.81%	1.81%	1.33%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,544	$2,353	$2,644	$3,045	$2,827
Portfolio turnover rateJ	88%	94%	145%	223%	119%I

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.20	$9.10	$9.62	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.105	.107	.103	.103	.036
Net realized and unrealized gain (loss)	(.068)	(.852)	(.528)	(.543)	.326
Total from investment operations	.037	(.745)	(.425)	(.440)	.362
Distributions from net investment income	(.048)C	–	(.033)C	–	(.035)
Distributions from net realized gain	(.046)C	–	(.022)C	(.016)	(.137)
Return of capital	(.013)	(.155)	(.040)	(.114)	–
Total distributions	(.107)	(.155)	(.095)	(.130)	(.172)
Net asset value, end of period	$8.13	$8.20	$9.10	$9.62	$10.19
Total ReturnD,E,F	.40%	(8.25)%	(4.47)%	(4.32)%	3.62%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.22%	2.25%	2.17%	2.12%	2.35%I
Expenses net of fee waivers, if any	1.78%	1.75%	1.75%	1.75%	1.75%I
Expenses net of all reductions	1.78%	1.75%	1.75%	1.75%	1.75%I
Net investment income (loss)	1.21%	1.24%	1.06%	1.06%	.58%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,828	$2,513	$2,713	$2,823	$2,797
Portfolio turnover rateJ	88%	94%	145%	223%	119%I

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$9.11	$9.63	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.192	.193	.200	.203	.099
Net realized and unrealized gain (loss)	(.071)	(.844)	(.531)	(.551)	.333
Total from investment operations	.121	(.651)	(.331)	(.348)	.432
Distributions from net investment income	(.087)C	–	(.078)C	–	(.095)
Distributions from net realized gain	(.080)C	–	(.030)C	(.016)	(.137)
Return of capital	(.024)	(.239)	(.081)	(.206)	–
Total distributions	(.191)	(.239)	(.189)	(.222)	(.232)
Net asset value, end of period	$8.15	$8.22	$9.11	$9.63	$10.20
Total ReturnD,E	1.37%	(7.22)%	(3.53)%	(3.41)%	4.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.11%	1.06%	1.07%	1.26%H
Expenses net of fee waivers, if any	.77%	.75%	.75%	.75%	.75%H
Expenses net of all reductions	.77%	.75%	.75%	.75%	.75%H
Net investment income (loss)	2.22%	2.24%	2.06%	2.06%	1.59%H
Supplemental Data
Net assets, end of period (000 omitted)	$39,728	$40,118	$50,257	$46,347	$87,752
Portfolio turnover rateI	88%	94%	145%	223%	119%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.21	$9.11	$9.63	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.191	.193	.201	.201	.099
Net realized and unrealized gain (loss)	(.060)	(.854)	(.532)	(.549)	.333
Total from investment operations	.131	(.661)	(.331)	(.348)	.432
Distributions from net investment income	(.087)C	–	(.078)C	–	(.095)
Distributions from net realized gain	(.080)C	–	(.030)C	(.016)	(.137)
Return of capital	(.024)	(.239)	(.081)	(.206)	–
Total distributions	(.191)	(.239)	(.189)	(.222)	(.232)
Net asset value, end of period	$8.15	$8.21	$9.11	$9.63	$10.20
Total ReturnD,E	1.50%	(7.33)%	(3.53)%	(3.41)%	4.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.12%	1.08%	1.34%H
Expenses net of fee waivers, if any	.77%	.75%	.75%	.75%	.75%H
Expenses net of all reductions	.77%	.75%	.75%	.75%	.75%H
Net investment income (loss)	2.22%	2.24%	2.06%	2.06%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,382	$2,226	$2,210	$2,627	$2,664
Portfolio turnover rateI	88%	94%	145%	223%	119%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity International Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed long-term capital gain which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2016 and December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,070,809
Gross unrealized depreciation	(7,347,679)
Net unrealized appreciation (depreciation) on securities	$(4,276,870)
Tax Cost	$54,154,083

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(4,454,284)

The Fund intends to elect to defer to its next fiscal year $1,231,004 of ordinary losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$986,176	$–
Long-term Capital Gains	81,077	–
Return of Capital	154,471	1,555,676
Total	$1,221,724	$ 1,555,676

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(109,353)	$(22,943)
Swaps	(5,596)	(87,247)
Total Credit Risk	(114,949)	(110,190)
Foreign Exchange Risk
Foreign Currency Contracts	969,530	(566,397)
Interest Rate Risk
Futures Contracts	(102,706)	20,276
Totals	$751,875	$(656,311)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $48,101,155 and $48,289,073, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,016	$4,769
Class T	-%	.25%	6,843	4,851
Class C	.75%	.25%	30,087	21,345
			$47,946	$30,965

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$526
Class T	249
Class C(a)	387
$1,162

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$8,109.18
Class T	7,024.26
Class C	7,476.25
International Bond	46,672.10
Class I	3,665.16
	$ 72,946

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,000.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $151 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$16,308
Class T	1.00%	12,198
Class C	1.75%	13,076
International Bond	.75%	134,416
Class I	.75%	8,255
		$184,253

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $70.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,543.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$38,941	$–
Class T	23,966	–
Class C	16,591	–
International Bond	463,986	–
Class I	23,735	–
Total	$567,219	$–
From net realized gain
Class A	$32,835	$–
Class T	22,934	–
Class C	16,243	–
International Bond	405,753	–
Class I	22,269	–
Total	$500,034	$–
From return of capital
Class A	$10,305	$92,680
Class T	6,769	64,148
Class C	4,439	47,688
International Bond	126,276	1,289,946
Class I	6,682	61,214
Total	$154,471	$1,555,676

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	394,611	831,352	$3,443,085	$7,041,814
Reinvestment of distributions	9,425	10,804	81,398	92,088
Shares redeemed	(362,839)	(812,855)	(3,147,209)	(6,818,534)
Net increase (decrease)	41,197	29,301	$377,274	$315,368
Class T
Shares sold	77,711	23,721	$673,710	$205,999
Reinvestment of distributions	6,244	7,477	53,588	63,952
Shares redeemed	(58,204)	(34,890)	(495,829)	(297,222)
Net increase (decrease)	25,751	(3,692)	$231,469	$(27,271)
Class C
Shares sold	106,329	72,437	$918,656	$622,644
Reinvestment of distributions	4,321	5,503	36,944	47,135
Shares redeemed	(69,259)	(69,795)	(599,707)	(593,393)
Net increase (decrease)	41,391	8,145	$355,893	$76,386
International Bond
Shares sold	2,108,249	1,426,843	$18,420,170	$12,415,575
Reinvestment of distributions	111,198	144,614	957,925	1,238,087
Shares redeemed	(2,226,369)	(2,204,434)	(19,420,015)	(18,982,840)
Net increase (decrease)	(6,922)	(632,977)	$(41,920)	$(5,329,178)
Class I
Shares sold	62,624	24,646	$527,862	$210,959
Reinvestment of distributions	6,009	7,163	51,600	61,214
Shares redeemed	(47,386)	(3,262)	(410,473)	(27,159)
Net increase (decrease)	21,247	28,547	$168,989	$245,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 56% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, bank agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Mark D. Flaherty (1969)

Year of Election or Appointment: 2016

Vice President

Mr. Flaherty also serves as Vice President of other funds. Mr. Flaherty serves as Co-Chief Executive Officer of FMR Investment Management (UK) Limited (2015–present), Chief Investment Officer, UK Fixed Income (2012–present) and is an employee of Fidelity Investments (1999–present). Mr. Flaherty also serves as a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm) and subsequently FMR Investment Management (UK) Limited (investment adviser firm) (2012–present). Previously, Mr. Flaherty served as Managing Director, Research for Fidelity Investments (2005–2012) and President and Chief Executive Officer of Fidelity Management & Research (U.K.) Inc. (2013-2015).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	1.00%
Actual		$1,000.00	$931.90	$4.86
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class T	1.00%
Actual		$1,000.00	$931.00	$4.85
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class C	1.75%
Actual		$1,000.00	$926.80	$8.48
Hypothetical-C		$1,000.00	$1,016.34	$8.87
International Bond	.75%
Actual		$1,000.00	$932.40	$3.64
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class I	.75%
Actual		$1,000.00	$932.40	$3.64
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $103,400, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $14,327 of distributions paid during the period January 1, 2016 to December 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended January 31, 2016, and as a result, the Board will continue to discuss with FMR the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity International Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class C and Class I ranked equal to the competitive median for 2015.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IBZ-ANN-0217
1.939051.104

Fidelity® Intermediate Municipal Income Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Municipal Income Fund	(0.01)%	2.43%	3.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,251	Fidelity® Intermediate Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modestly negative returns, roughly in line, net of fees, with the 0.01% return the Bloomberg Barclays 1-17 Year Municipal Bond Index. The portfolio managers continued to focus on longer-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund’s yield curve positioning boosted performance versus the Bloomberg Barclays 1-17 year index. Specifically, larger-than-benchmark exposure to bonds 17 years and longer—offset with cash to maintain duration neutrality--was helpful. Relative performance also was helped by the advance refunding of some holdings. Such refinancings usually result in price gains for bondholders as the bonds’ maturities shorten and their credit quality improves. The fund further benefited from larger-than-index exposure to healthcare bonds, which outperformed higher-quality securities. In contrast, overweighting Illinois state-backed and related credits hurt, as the state continued to struggle to balance its budget. In addition, an overweighting in bonds issued by Chicago and related entities detracted. These securities were hurt by worries about the unfunded pension challenges of Chicago and its Public School system, coupled with the state’s budget challenges.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen succeeded Jamie Pagliocco as Co-Manager of the fund, joining Co-Managers Kevin Ramundo and Mark Sommer.

Investment Summary (Unaudited)

Top Five States as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	13.7	13.7
Florida	13.2	12.8
Texas	10.9	10.6
California	7.3	8.1
New York	7.0	8.7

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	35.5	37.4
Health Care	15.5	13.0
Transportation	10.4	12.8
Escrowed/Pre-Refunded	9.8	10.3
Electric Utilities	9.1	9.3

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	5.6%
AA,A	70.6%
BBB	10.5%
BB and Below	1.1%
Not Rated	3.1%
Short-Term Investments and Net Other Assets	9.1%

As of June 30, 2016
AAA	6.5%
AA,A	71.9%
BBB	9.5%
BB and Below	1.8%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	7.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 89.8%
	Principal Amount (000s)	Value (000s)
Alabama - 1.1%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	2,800	3,022
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$6,050	$7,023
5% 3/1/30	6,305	7,264
5% 3/1/31	6,320	7,249
5% 3/1/32	5,075	5,795
5% 3/1/33	7,380	8,389
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.65%, tender 3/20/17 (b)	4,900	4,905
Montgomery Med. Clinic Facilities:
5% 3/1/26	2,000	2,252
5% 3/1/27	4,030	4,467
5% 3/1/28	4,350	4,796
5% 3/1/29	3,570	3,913
5% 3/1/30	4,305	4,680

TOTAL ALABAMA		63,755

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,450	8,347
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,800	8,718

TOTAL ALASKA		17,065

Arizona - 2.3%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/17 (FSA Insured)	10,000	10,284
5% 10/1/18 (FSA Insured)	2,500	2,651
5.25% 10/1/20 (FSA Insured)	6,695	7,347
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D:
5.5% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	6,300	6,574
6% 1/1/27 (Pre-Refunded to 1/1/18 @ 100)	1,400	1,468
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	15,000	16,105
Glendale Gen. Oblig. Series 2015, 4% 7/1/21 (FSA Insured)	2,210	2,406
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) Series 2007, 5% 12/1/32 (Pre-Refunded to 12/1/17 @ 100)	1,360	1,408
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	8,000	9,250
5% 7/1/28	7,470	8,570
5% 7/1/29	8,140	9,293
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,820	2,137
5% 7/1/25 (FSA Insured)	2,125	2,502
5% 7/1/26 (FSA Insured)	3,670	4,285
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
4% 1/1/24	6,500	7,139
5% 1/1/22	2,500	2,835
5% 1/1/23	5,000	5,748
5% 1/1/24	2,050	2,382
5% 1/1/25	7,785	9,113
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	800	720
6% 1/1/48 (c)	2,855	2,548
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	2,100	2,187
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,785	2,005
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,171
Series 2011 C, 5% 7/1/21	1,000	1,139
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	8,091
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.9%, tender 2/1/17 (b)(d)	1,380	1,380
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,387
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	2,000	2,266
Series 2012 A:
5% 7/1/22	500	576
5% 7/1/23	1,100	1,260

TOTAL ARIZONA		137,227

California - 7.3%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,889
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,160	2,524
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (b)	6,800	6,808
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,500
5% 12/1/29	4,865	5,522
California Econ. Recovery Series 2009 A:
5% 7/1/18 (Escrowed to Maturity)	1,030	1,089
5% 7/1/18 (Escrowed to Maturity)	3,480	3,680
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
5% 3/1/19	1,470	1,537
5% 11/1/22 (Pre-Refunded to 11/1/17 @ 100)	2,800	2,893
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	10,643
6% 3/1/33	12,375	13,995
6% 4/1/38	7,500	8,188
6% 11/1/39	35,800	39,897
6.5% 4/1/33	150	166
California Health Facilities Fing. Auth. Rev.:
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	109
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,300	5,782
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,627
Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 2.52%, tender 1/5/17 (b)	4,500	4,502
Series 2011 D, 5% 8/15/35	3,000	3,341
California Muni. Fin. Auth. Rev. Series 2017 A:
5.25% 11/1/29 (e)	330	360
5.25% 11/1/31 (e)	1,040	1,123
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.9%, tender 2/1/17 (b)(c)(d)	55,500	55,489
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24 (Pre-Refunded to 10/1/21 @ 100)	4,345	5,016
(Various Cap. Projs.):
Series 2009 G1, 5.25% 10/1/17	15,275	15,745
Series 2011 A:
5.25% 10/1/24	4,000	4,544
5.25% 10/1/25	4,000	4,540
Series 2012 A:
5% 4/1/22	2,100	2,401
5% 4/1/23	5,000	5,673
Series 2012 G:
5% 11/1/23	1,000	1,146
5% 11/1/24	1,000	1,145
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/20	3,250	3,634
5% 12/1/21	2,500	2,846
Series 2009 G1, 5.75% 10/1/30	2,100	2,314
Series 2009 I, 6.125% 11/1/29 (Pre-Refunded to 11/1/19 @ 100)	1,300	1,466
Series 2010 A, 5.75% 3/1/30	4,100	4,570
California Statewide Cmntys. Dev. Auth. Series 2016, 5% 5/15/18	1,000	1,040
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	671
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Pre-Refunded to 7/1/18 @ 100)	1,815	1,918
5% 7/1/22 (Pre-Refunded to 7/1/18 @ 100)	3,155	3,334
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	5,000	5,616
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,460
Series 2010 C, 5.25% 8/1/39 (Pre-Refunded to 8/1/20 @ 100)	3,700	4,156
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,429
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	10,000	11,721
Los Angeles Unified School District Series 2004 J, 5% 1/1/17	10,000	10,000
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	1,780	1,954
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds:
Series 2011 A1, 0.88%, tender 1/5/17 (b)	12,000	11,999
Series 2011 A3, 0.88%, tender 1/5/17 (b)	11,100	11,099
Series 2016, 0.84%, tender 1/5/17 (b)	11,200	11,201
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,124
5% 7/1/23	3,800	4,261
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,283
5% 7/1/20	2,000	2,159
5% 7/1/21	1,500	1,617
5% 7/1/22	2,250	2,423
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	1,485	1,626
Oakland Unified School District Alameda County:
Series 2013, 6.25% 8/1/28	1,860	2,202
Series 2015 A:
5% 8/1/26 (FSA Insured)	3,500	4,189
5% 8/1/28	1,000	1,185
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,691
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (d)	5,000	5,640
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,160	1,284
5% 9/1/28	1,600	1,755
5% 9/1/32	1,685	1,832
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,115	2,112
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	784
5.25% 7/1/21	700	801
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	3,790
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	9,121
5.25% 8/1/26	2,200	2,375
5.5% 8/1/20	2,000	2,190
Series 2009 B, 5% 8/1/18	7,355	7,775
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,192
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5% 5/15/22 (Pre-Refunded to 5/15/19 @ 100)	2,000	2,168
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,600	1,321
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	1,704
0% 8/1/37	2,000	842
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	5,000	5,137
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,766
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (Pre-Refunded to 8/1/18 @ 100)	10,600	11,333
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,201
Univ. of California Revs.:
Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,055	1,148
Series O, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	305	332
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,500	4,094
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	8,964

TOTAL CALIFORNIA		430,918

Colorado - 0.5%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,500	7,197
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	9,739
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (b)	7,585	8,381
E-470 Pub. Hwy. Auth. Rev. Series 2010 A:
0% 9/1/35	2,000	870
0% 9/1/37	3,000	1,173
0% 9/1/38	3,760	1,390

TOTAL COLORADO		28,750

Connecticut - 0.9%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	4,965	5,164
Series 2012 E, 5% 9/15/23	3,000	3,399
Series 2013 A, 1.06% 3/1/17 (b)	1,600	1,600
Series 2016 A:
4% 3/15/18	21,100	21,724
5% 3/15/26	3,030	3,538
Series 2016 E, 5% 10/15/29	15,000	17,333

TOTAL CONNECTICUT		52,758

Delaware - 0.1%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	4,700	5,159
Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,389
5% 1/1/24	1,270	1,472
5% 1/1/25	2,750	3,192

TOTAL DELAWARE, NEW JERSEY		8,053

District Of Columbia - 0.3%
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,180
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/17 @ 100)	7,900	8,160

TOTAL DISTRICT OF COLUMBIA		15,340

Florida - 13.2%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,300	3,771
5% 7/1/30	7,455	8,390
Series 2015 C, 5% 7/1/24	3,000	3,492
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,100	3,501
Series A:
5% 10/1/29 (d)	4,210	4,709
5% 10/1/31 (d)	3,000	3,312
5% 10/1/32 (d)	4,000	4,401
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/21	5,380	6,033
5% 7/1/22	5,000	5,695
5% 7/1/25	5,635	6,384
5% 7/1/26	24,585	27,786
Series 2015 A:
5% 7/1/26	11,500	13,334
5% 7/1/27	9,165	10,545
5% 7/1/28	4,000	4,583
Series 2015 B:
5% 7/1/25	2,160	2,524
5% 7/1/26	11,670	13,531
5% 7/1/27	7,900	9,089
5% 7/1/28	13,510	15,478
Series 2016, 5% 7/1/32	2,500	2,831
Citizens Property Ins. Corp. Series 2011 A1, 5% 6/1/18	2,000	2,097
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,475
5% 12/1/23	2,245	2,546
5% 12/1/24	2,365	2,681
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,385	5,091
5% 7/1/28	1,000	1,156
5% 7/1/30	6,630	7,569
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29 (Pre-Refunded to 6/1/17 @ 101)	3,400	3,487
Series 2009 D, 5% 6/1/21	2,780	3,031
Series 2011 C:
5% 6/1/20	12,380	13,735
5% 6/1/22	10,000	11,300
Series 2011 E, 5% 6/1/24	5,000	5,638
Series A, 5.5% 6/1/38	1,800	1,917
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	4,900	5,437
Florida Gen. Oblig. (Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/28 (Pre-Refunded to 7/1/17 @ 101)	3,375	3,482
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,600	3,958
5% 10/1/28	5,000	5,458
5% 10/1/29	2,725	2,958
5% 10/1/30	2,475	2,669
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,830	2,145
5% 10/1/31	2,000	2,328
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	13,934
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,252
Series 2015 B:
5% 10/1/24	1,000	1,169
5% 10/1/27	1,500	1,769
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,280	1,454
5% 6/1/35	2,500	2,750
5% 6/1/46	2,340	2,544
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I:
5% 11/15/17	2,600	2,688
5% 11/15/18	2,000	2,134
Series 2008 B, 6% 11/15/37	12,000	13,275
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (d)	1,360	1,495
5% 9/1/21 (d)	1,300	1,447
5% 9/1/22 (d)	1,650	1,855
5% 9/1/23 (d)	2,000	2,268
5% 9/1/24 (d)	2,200	2,504
5% 9/1/25 (d)	2,215	2,534
5% 9/1/26 (d)	2,265	2,601
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	4,223
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,670	3,100
5% 7/1/25	2,000	2,339
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	2,021
5% 9/1/22	2,270	2,471
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,596
5% 10/1/23	5,320	6,165
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	1,920
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,158
5% 6/1/26 (FSA Insured)	1,800	2,068
5% 6/1/28 (FSA Insured)	500	566
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,190
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,189
Series 2012 A:
5% 10/1/22 (d)	3,000	3,370
5% 10/1/24 (d)	10,000	11,209
5% 10/1/24	2,165	2,459
Series 2014 A:
5% 10/1/27 (d)	1,325	1,481
5% 10/1/29 (d)	2,805	3,086
5% 10/1/33 (d)	5,600	6,004
5% 10/1/37	7,400	8,110
Series 2015 A, 5% 10/1/35 (d)	2,500	2,660
Series 2016 A:
5% 10/1/30	2,500	2,890
5% 10/1/31	1,000	1,150
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,250	2,546
Series 2016:
5% 10/1/28	5,545	6,389
5% 10/1/29	4,105	4,700
5% 10/1/30	7,430	8,454
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,869
Series 2014 A, 5% 7/1/44	2,900	3,158
Series A:
5% 7/1/31	1,500	1,722
5% 7/1/32	3,980	4,545
5% 7/1/33	3,300	3,751
5% 7/1/34	1,000	1,131
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	4,075	4,780
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	7,940
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,680	13,491
5% 11/1/25	12,235	14,179
5% 11/1/26	7,950	9,159
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,220	4,929
Series 2015 B, 5% 5/1/28	13,690	15,693
Series 2015 D, 5% 2/1/30	6,500	7,328
Series 2016 A:
5% 8/1/27	7,560	8,803
5% 5/1/31	19,770	22,584
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,250	1,404
5% 7/1/42	1,675	1,835
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	8,533
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	2,210	2,326
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	5,839
5.75% 10/1/43	535	562
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,415
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	4,923
Series 2012 A, 5% 10/1/42	12,650	13,664
Series 2012 B, 5% 10/1/42	5,200	5,617
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,299
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26	4,000	4,546
Series 2015 C, 5% 8/1/29	7,000	8,074
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,203
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,638
5% 10/1/20	3,500	3,911
Series 2012 A:
5% 10/1/23	1,700	1,999
5% 10/1/25	900	1,083
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/17	1,785	1,826
5% 8/1/25	3,200	3,773
Series 2015 B:
5% 8/1/25	1,625	1,913
5% 8/1/27	8,285	9,617
5% 8/1/28	5,485	6,340
Series 2015 D:
5% 8/1/26	24,065	28,094
5% 8/1/27	10,910	12,665
5% 8/1/28	3,730	4,311
5% 8/1/26	10,460	12,211
Palm Beach County Solid Waste Auth. Rev.:
Series 2009:
5.25% 10/1/18	12,055	12,858
5.25% 10/1/18 (Escrowed to Maturity)	2,945	3,144
Series 2011, 5% 10/1/24	8,600	9,723
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (b)	5,200	5,437
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	2,000	2,267
5% 7/1/27	4,255	4,783
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	2,000	2,317
5% 7/1/24	1,750	2,041
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	4,000	4,551
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	2,907
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/19	530	570
5% 12/1/20	100	109
5% 12/1/21	800	882
Series 2015 A, 5% 12/1/40	1,800	1,878
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,639
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/17 (FSA Insured) (d)	5,965	6,132
5% 10/1/18 (FSA Insured) (d)	10,515	11,139
5% 10/1/19 (FSA Insured) (d)	5,965	6,449
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,104
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	5,000	5,649

TOTAL FLORIDA		784,996

Georgia - 2.2%
Atlanta Arpt. Rev. Series 2014 C, 5% 1/1/18 (d)	1,600	1,657
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	1,000	1,181
5% 11/1/29	2,500	2,924
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997, 2.375%, tender 8/10/17 (b)	3,300	3,316
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 1.75%, tender 6/1/17 (b)	1,600	1,602
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,363
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,413
6.125% 9/1/40	7,190	7,837
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,696
Fulton County Facilities Corp. Ctfs. of Prtn. (Gen. Purp. Proj.) Series 2009:
5% 11/1/18	6,000	6,387
5% 11/1/19	3,000	3,266
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Prerefunded Proj.) Series 2008 D, 5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	8,510	9,086
(Proj. One) Series 2008 A:
5.25% 1/1/18	7,500	7,805
5.25% 1/1/20	1,625	1,788
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19	2,990	3,183
Series 2005 V, 6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	410	414
Series 2011 A, 5% 1/1/21	9,000	10,034
Series GG:
5% 1/1/22	3,000	3,421
5% 1/1/24	3,625	4,183
5% 1/1/25	1,250	1,433
5% 1/1/26	5,000	5,703
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,650
Series Q, 5% 10/1/22	2,000	2,300
Series S:
5% 10/1/22	1,275	1,466
5% 10/1/24	2,425	2,771
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	11,600	12,582
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (b)	6,785	6,777
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	11,000	11,897

TOTAL GEORGIA		129,135

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (d)	4,060	4,371
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	3,848

TOTAL HAWAII		8,219

Idaho - 0.1%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	2,700	2,930
6.75% 11/1/37	2,600	2,821
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,600	1,747

TOTAL IDAHO		7,498

Illinois - 13.7%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,611
Series 2009 D:
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,635	2,729
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,135
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,345
Series 2010 F:
5% 12/1/20	1,060	943
5% 12/1/31	20,215	16,672
Series 2011 A:
5% 12/1/41	2,135	1,722
5.5% 12/1/39	5,900	4,671
Series 2012 A, 5% 12/1/42	1,935	1,500
Series 2015 C, 5.25% 12/1/39	1,500	1,202
Series 2016 B, 6.5% 12/1/46	700	640
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	15,605
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	190	190
5.25% 1/1/30	12,000	11,456
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (d)	6,500	6,934
Series 2014 B:
5% 1/1/19	350	373
5% 1/1/22	1,000	1,125
5% 1/1/24	3,330	3,813
Series 2016 A:
5% 1/1/29 (d)	2,220	2,459
5% 1/1/30 (d)	3,390	3,724
5% 1/1/31 (d)	2,500	2,731
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D:
5.25% 1/1/18 (d)	750	778
5.25% 1/1/19 (d)	5,125	5,438
Series 2011 B, 5% 1/1/20	4,430	4,820
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,475	17,119
Series 2012 A, 5% 1/1/22	1,750	1,961
Series 2012 B:
4% 1/1/17 (d)	6,300	6,300
5% 1/1/22 (d)	7,000	7,706
Series 2016 C:
5% 1/1/22	2,220	2,488
5% 1/1/23	1,400	1,591
5% 1/1/24	1,500	1,721
5% 1/1/25	2,250	2,604
5% 1/1/26	2,000	2,332
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,700	1,764
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,420
Chicago Wtr. Rev. Series 2008, 5.25% 11/1/33	5,200	5,427
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,099
5% 12/15/24	1,000	1,098
Series 2012 C, 5% 12/15/25	2,120	2,326
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	19,323
Series 2010 G, 5% 11/15/25	2,940	3,131
Series 2011 A, 5.25% 11/15/24	1,500	1,638
Series 2012 C:
5% 11/15/22	2,060	2,273
5% 11/15/23	4,980	5,478
5% 11/15/24	18,655	20,290
5% 11/15/25 (FSA Insured)	520	577
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,778
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	2,700	2,678
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,665
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	24,684
Illinois Edl. Facilities Auth. Rev. Bonds Series 2001 B3, 0.5%, tender 3/7/17 (b)	9,000	8,988
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	2,861
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	5,200	5,624
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,840	7,273
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	8,813
5% 5/15/19	3,940	4,225
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,060	2,343
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,395	7,324
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	14,655	15,029
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,545
Bonds Series E, 5%, tender 5/1/17 (b)	2,000	2,026
Series 2008 A, 5.625% 1/1/37	21,070	21,699
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	3,135	3,415
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	5,865	6,489
Series 2009:
5% 8/15/23	3,125	3,431
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,575	1,757
6.875% 8/15/38 (Pre-Refunded to 8/15/19 @ 100)	325	368
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	12,915	14,681
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,145	2,392
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,440	1,616
Series 2012 A, 5% 5/15/23	1,480	1,656
Series 2012:
5% 9/1/32	8,100	8,569
5% 9/1/38	10,910	11,234
5% 11/15/43	3,265	3,474
Series 2013:
5% 11/15/26	2,675	2,986
5% 11/15/29	805	889
5% 5/15/43	7,800	8,211
Series 2015 A:
5% 11/15/21	400	453
5% 11/15/27	1,045	1,173
5% 11/15/28	1,250	1,395
5% 11/15/29	1,885	2,093
5% 11/15/32	3,475	3,808
5% 11/15/45	2,090	2,235
Series 2015 C:
5% 8/15/35	6,100	6,490
5% 8/15/44	29,100	30,254
Series 2016 A:
5% 2/15/24	1,500	1,712
5% 2/15/25	1,000	1,148
5% 2/15/26	1,500	1,723
5% 7/1/30	2,620	2,969
5% 8/15/33	3,300	3,470
5% 7/1/36	3,175	3,516
Series 2016 C:
4% 2/15/36	2,300	2,003
5% 2/15/32	10,540	10,964
5% 2/15/33	5,000	5,176
5% 2/15/41	10,915	11,009
Series 2016:
5% 5/15/28	2,450	2,739
5% 5/15/29	1,350	1,500
5% 11/15/26	3,025	3,441
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/17	1,055	1,055
5% 1/1/18	9,600	9,835
5% 1/1/19	3,200	3,301
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	12,709
Series 2012 A, 5% 1/1/33	3,600	3,511
Series 2012:
5% 8/1/19	4,475	4,634
5% 3/1/20	3,280	3,398
5% 3/1/21	2,750	2,855
5% 8/1/21	1,600	1,661
5% 3/1/22	5,000	5,174
5% 8/1/22	6,600	6,827
5% 8/1/23	3,410	3,496
Series 2013, 5.5% 7/1/38	4,000	4,061
Series 2014:
5% 2/1/27	2,665	2,690
5% 4/1/28	2,130	2,141
5% 5/1/28	910	914
5% 5/1/32	2,500	2,447
5% 5/1/33	6,600	6,434
5.25% 2/1/31	10,500	10,580
Series 2016:
5% 6/1/25	7,845	7,985
5% 6/1/26	1,065	1,076
5% 2/1/27	7,630	7,666
5% 2/1/28	6,145	6,193
5% 2/1/29	5,770	5,779
5% 2/1/26	2,260	2,294
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/28	10,000	11,420
Illinois Sales Tax Rev. Series 2013, 5% 6/15/25	13,360	15,158
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/40	12,700	13,903
Series 2016 B, 5% 1/1/41	20,000	22,031
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	6,048
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,800
0% 12/1/18 (Escrowed to Maturity)	595	578
5% 1/1/26	8,920	10,206
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,745
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	6,436
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,420	6,006
0% 1/15/25	7,735	6,019
0% 1/15/26	5,815	4,350
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,671
5% 2/1/27	6,000	6,938
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,415	1,255
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	2,872
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,340	5,477
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	4,254
0% 6/15/44 (FSA Insured)	37,400	9,541
0% 6/15/47 (FSA Insured)	3,755	818
Series 2012 B, 0% 12/15/51	48,500	6,804
Series 2002 A:
0% 12/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,235	3,219
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	29,205	13,204
0% 12/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,855	3,353
0% 6/15/17 (Escrowed to Maturity)	485	483
0% 6/15/17 (Escrowed to Maturity)	1,175	1,170
0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,580	1,566
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	420	432
5% 10/1/17 (Escrowed to Maturity)	580	597
5% 10/1/19 (Pre-Refunded to 10/1/17 @ 100)	845	869
5% 10/1/19 (Pre-Refunded to 10/1/17 @ 100)	630	648
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,670	2,925
Series 2013:
6% 10/1/42	3,900	4,418
6.25% 10/1/38	3,900	4,508
Will County Cmnty. Unit School District #365-U 0% 11/1/17 (FSA Insured)	1,300	1,281

TOTAL ILLINOIS		809,995

Indiana - 2.9%
Crown Point Multi-School Bldg. Corp. (Crown Point Cmnty. School Corp. Proj.) Series 2000, 0% 1/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,850	6,726
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,380	13,032
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32	4,200	4,452
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,577
Indiana Fin. Auth. Rev.:
(Trinity Health Cr. Group Proj.) Series 2009 A, 5% 12/1/17	855	885
Series 2012:
5% 3/1/22	1,000	1,107
5% 3/1/23	1,500	1,672
5% 3/1/30	1,050	1,137
5% 3/1/41	5,310	5,715
Series 2015, 5% 3/1/36	8,300	8,974
Series 2016:
5% 9/1/25	1,000	1,141
5% 9/1/26	1,000	1,145
5% 9/1/29	500	562
5% 9/1/36	2,150	2,342
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,165	2,481
Series 2015 A:
5% 10/1/26	2,475	2,942
5% 10/1/28	1,180	1,385
Series 2011 A, 5.25% 10/1/24	4,025	4,551
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001:
1.6%, tender 2/1/17 (b)	30	30
1.6%, tender 2/1/17 (b)	5,870	5,874
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	1,000	1,136
5% 1/1/25	1,000	1,131
5% 1/1/26	2,745	3,104
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A:
0% 6/1/17 (AMBAC Insured)	3,000	2,987
0% 12/1/17 (AMBAC Insured)	1,470	1,455
0% 6/1/18 (AMBAC Insured)	1,740	1,708
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,310	9,226
5% 10/1/21	5,500	6,216
Series 2016 A:
5% 10/1/24	10,900	12,615
5% 10/1/25	11,740	13,650
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,587
5% 7/15/22	1,000	1,146
5% 7/15/23	2,700	3,115
5% 7/15/24	4,185	4,815
5% 7/15/25	4,330	4,958
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Pre-Refunded to 1/15/17 @ 100)	2,295	2,298
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (b)(d)	29,770	33,248

TOTAL INDIANA		174,125

Iowa - 0.0%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,685	1,692
Kansas - 0.3%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	312
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20	1,110	1,189
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,086
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/17 (Escrowed to Maturity)	5,000	5,166
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,160
5% 9/1/24	4,415	4,979
Series 2012 B, 5% 9/1/24	1,500	1,692
Series 2016 A:
5% 9/1/30	1,000	1,141
5% 9/1/32	1,150	1,301

TOTAL KANSAS		18,026

Kentucky - 2.1%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,400	1,443
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	825	950
5% 1/1/26	600	695
5% 1/1/29	1,600	1,821
5% 1/1/30	1,675	1,892
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2010 A, 6% 6/1/30	1,750	1,868
Series 2015 A:
5% 6/1/25	1,775	1,970
5% 6/1/26	1,870	2,061
5% 6/1/27	1,965	2,155
5% 6/1/28	2,065	2,254
5% 6/1/29	2,170	2,356
5% 6/1/30	2,280	2,462
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,399
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,880	11,468
Series 2008:
5.75% 11/1/23	1,395	1,502
5.75% 11/1/23 (Pre-Refunded to 11/1/18 @ 100)	10,605	11,448
Series 2016 A:
5% 2/1/29	5,720	6,535
5% 2/1/30	5,840	6,623
5% 2/1/32	2,295	2,580
5% 2/1/33	2,850	3,189
Series 2016, 3% 11/1/17	2,470	2,508
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,500	2,897
5.75% 10/1/38	6,430	7,454
Series 2016 A, 5% 10/1/29	15,000	16,829
Louisville & Jefferson County Metropolitan Govt. Health Facilities Rev. (Jewish Hosp. & St. Mary's HealthCare Proj.) Series 2008, 6.125% 2/1/37 (Pre-Refunded to 2/1/18 @ 100)	23,325	24,586
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2007 B, 1.15%, tender 6/1/17 (b)	3,050	3,047

TOTAL KENTUCKY		126,992

Louisiana - 1.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/17	5,500	5,585
5% 6/1/18	4,000	4,196
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.902%, tender 1/3/17 (b)	30,000	29,958
Louisiana Gen. Oblig.:
Series 2015, 5% 5/1/18	1,635	1,714
Series 2016 B, 5% 8/1/28	6,360	7,400
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,700	1,908
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,300	1,474
5% 12/15/23	3,000	3,428
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,433
New Orleans Aviation Board Rev. (North Term. Proj.) Series 2015 B:
5% 1/1/24 (d)	2,500	2,832
5% 1/1/25 (d)	2,000	2,261
5% 1/1/27 (d)	2,250	2,515
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,200	3,554

TOTAL LOUISIANA		69,258

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2008 D:
5.75% 7/1/38	2,930	3,105
5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	1,270	1,354
Maine Tpk. Auth. Tpk. Rev.:
Series 2007, 5.25% 7/1/32 (Pre-Refunded to 7/1/17 @ 100)	2,080	2,123
Series 2015:
5% 7/1/25	2,295	2,726
5% 7/1/27	2,000	2,362

TOTAL MAINE		11,670

Maryland - 1.2%
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (d)	1,250	1,373
5% 3/31/51 (d)	2,300	2,423
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,369
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	7,755	8,177
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F:
5% 7/1/17	1,190	1,213
5% 7/1/18	2,500	2,635
Series 2010, 5.125% 7/1/39	3,600	3,809
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18 (Escrowed to Maturity)	580	591
Bonds:
Series 2012 C, 1.243%, tender 1/3/17 (b)	14,630	14,649
Series 2013 A:
0.993%, tender 5/15/18 (b)	5,285	5,286
1.013%, tender 5/15/18 (b)	8,400	8,404
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,400	2,717
Series 2013 A:
5% 7/1/24	1,245	1,417
5% 7/1/25	1,060	1,201
Series 2015:
5% 7/1/27	1,000	1,104
5% 7/1/28	1,300	1,425
5% 7/1/29	2,200	2,395
5% 7/1/31	1,000	1,074
Series 2016 A:
4% 7/1/42	1,450	1,353
5% 7/1/33	2,250	2,386
5% 7/1/34	1,650	1,738
5% 7/1/35	625	654
5% 7/1/36	1,750	1,822

TOTAL MARYLAND		72,215

Massachusetts - 1.8%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	2,570	2,783
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	1,585	1,796
5% 7/1/45	1,580	1,785
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	1,993
Series 2013 A, 6.25% 11/15/28 (c)	5,000	5,288
Series 2015 D, 5% 7/1/44	4,855	5,077
Series 2015 H1, 4% 7/1/17	3,770	3,823
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	15,543
Series 2007 C:
5.25% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	3,300	3,380
5.25% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	4,000	4,097
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	10,000	11,326
Series C, 5% 4/1/23	17,965	21,019
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33 (Pre-Refunded to 7/1/18 @ 100)	2,000	2,116
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	8,106
5% 7/1/21	4,700	5,078
Bonds Series 2007 G6, 1.6%, tender 1/5/17 (b)	4,400	4,414
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series 2001 A, 5.5% 1/1/17 (AMBAC Insured) (d)	4,040	4,040
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2007 A, 5% 8/15/22 (Pre-Refunded to 8/15/17 @ 100)	2,340	2,397

TOTAL MASSACHUSETTS		104,061

Michigan - 2.6%
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,900	2,026
Series 2006 D, 1.167% 7/1/32 (b)	5,520	4,819
Grand Rapids Pub. Schools Series 2016:
5% 5/1/30 (FSA Insured)	3,500	4,056
5% 5/1/31 (FSA Insured)	5,000	5,768
5% 5/1/32 (FSA Insured)	750	861
5% 5/1/33 (FSA Insured)	3,120	3,567
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,375	3,810
5% 5/15/28	2,550	2,864
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	3,998
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,111
5% 11/15/21	650	732
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	17,205	19,326
5% 4/15/35	2,800	3,130
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,540	1,742
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,300	2,649
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,930	5,679
Series 2012 B, 5% 7/1/22	1,900	1,918
Series 2012:
5% 11/15/36	7,100	7,798
5% 11/15/42	1,560	1,703
Series 2013:
5% 8/15/28	5,585	6,201
5% 8/15/29	2,000	2,208
Series 2015 D1:
5% 7/1/27	425	482
5% 7/1/29	1,000	1,123
5% 7/1/31	1,200	1,332
5% 7/1/32	1,000	1,105
5% 7/1/33	850	936
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,810	1,922
Bonds Series 1999:
0.95%, tender 2/1/18 (b)	195	194
0.95%, tender 2/1/18 (b)	5,810	5,794
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	4,365	4,787
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	955	1,047
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	180	196
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (b)	10,000	9,674
Series CC, 1.45%, tender 9/1/21 (b)	1,165	1,127
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	11,048
Portage Pub. Schools Series 2016:
5% 11/1/27	1,250	1,457
5% 11/1/29	3,170	3,660
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	1,000	1,124
5% 9/1/24	2,000	2,299
Warren Consolidated School District Series 2016:
5% 5/1/30	4,545	5,141
5% 5/1/31	4,800	5,405
5% 5/1/32	5,100	5,717

TOTAL MICHIGAN		151,536

Minnesota - 0.5%
Maple Grove Health Care Facilities Series 2015, 5% 9/1/26	2,000	2,256
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,524
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,130
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,403
5% 1/1/20	4,500	4,927
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40	1,450	1,542
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C:
5.5% 7/1/17 (Escrowed to Maturity)	1,540	1,574
5.5% 7/1/18 (Escrowed to Maturity)	1,400	1,488

TOTAL MINNESOTA		26,844

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 1.25% 9/1/17 (b)	3,165	3,167
Missouri - 0.4%
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38 (Pre-Refunded to 5/1/17 @ 100)	1,000	1,016
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	700	736
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	700	690
5% 2/1/30	2,465	2,758
5% 2/1/32	2,725	3,023
5% 2/1/36	2,210	2,409
5% 2/1/45	3,600	3,886
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	1,000	1,130
5% 5/15/30	1,000	1,122
5% 5/15/31	1,000	1,117
5% 5/15/36	3,000	3,284

TOTAL MISSOURI		21,542

Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,250	1,377
5% 2/15/22	1,300	1,452
5% 2/15/23	2,050	2,310
5% 2/15/24	2,140	2,433
5% 2/15/25	2,000	2,278
5% 2/15/26	3,195	3,638

TOTAL MONTANA		13,488

Nebraska - 0.4%
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/25	1,990	2,047
6% 8/15/25 (Pre-Refunded to 8/15/17 @ 100)	1,520	1,566
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	1,600	1,662
Series 2014, 4% 7/1/18	4,000	4,161
Series 2016 B:
5% 1/1/31	4,000	4,589
5% 1/1/34	4,360	4,918
5% 1/1/36	5,290	5,915

TOTAL NEBRASKA		24,858

Nevada - 0.8%
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (b)	12,000	11,893
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	1,000	1,148
5% 6/1/23	2,000	2,309
5% 6/1/24	2,000	2,309
5% 6/1/25	1,050	1,212
Series 2016 A:
3% 6/1/18	1,825	1,871
5% 6/1/32	2,900	3,362
5% 6/1/33	5,000	5,770
5% 6/1/34	5,300	6,069
Series 2016 B, 3% 6/1/18	1,600	1,640
Series 2016, 3% 6/1/17	3,335	3,364
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,582
Series 2013 D1, 5% 3/1/25	2,825	3,267

TOTAL NEVADA		45,796

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007:
5% 10/1/37	1,070	1,093
5% 10/1/37 (Pre-Refunded to 10/1/17 @ 100)	3,570	3,673
Series 2012:
4% 7/1/22	1,350	1,423
5% 7/1/26	1,280	1,393
Series 2013 A, 5% 10/1/43	2,430	2,594
Series 2016:
5% 10/1/26	4,695	5,239
5% 10/1/27	5,005	5,524
5% 10/1/28	2,000	2,195
5% 10/1/30	7,280	7,911
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,559
5% 2/1/23	2,215	2,501
5% 2/1/24	1,775	2,000

TOTAL NEW HAMPSHIRE		38,105

New Jersey - 2.7%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,475	1,668
5% 7/1/32 (Build America Mutual Assurance Insured)	1,000	1,125
5% 7/1/33 (Build America Mutual Assurance Insured)	1,000	1,120
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,257
5% 2/15/25	1,000	1,092
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20	3,800	4,057
5.25% 6/15/21	4,500	4,795
5.25% 6/15/22	10,585	11,255
New Jersey Econ. Dev. Auth. Rev.:
Series 2012 II, 5% 3/1/21	7,600	8,058
Series 2013 I, 5.5% 9/1/19 (Escrowed to Maturity)	4,385	4,840
Series 2013:
5% 3/1/23	9,300	9,740
5% 3/1/24	12,800	13,428
5% 3/1/25	1,400	1,460
Series 2015 XX, 5% 6/15/26	20,000	20,939
New Jersey Edl. Facility Series 2016 A:
5% 7/1/29	1,875	2,064
5% 7/1/33	3,000	3,237
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	4,094
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2008, 6.625% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,400	6,906
Series 2016 A:
5% 7/1/22 (e)	500	541
5% 7/1/23 (e)	2,000	2,179
5% 7/1/28	1,220	1,362
5% 7/1/28	455	518
5% 7/1/33	1,510	1,657
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,224
Series 2012 AA:
5% 6/15/23	7,500	7,935
5% 6/15/24	12,000	12,654
Series 2014 AA:
5% 6/15/25	12,500	13,125
5% 6/15/26	7,500	7,865
Series 2016 A, 5% 6/15/27	7,450	8,068

TOTAL NEW JERSEY		161,263

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (b)	11,810	11,705
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	3,011

TOTAL NEW MEXICO		14,716

New York - 4.1%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,120	1,282
5% 7/1/25	2,500	2,897
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,178
5.75% 7/1/40	1,000	1,106
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	6,000	6,630
Series 2016 B:
5% 9/1/22	2,000	2,281
5% 9/1/23	1,500	1,732
5% 9/1/24	1,350	1,573
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/51	12,750	13,574
New York City Gen. Oblig. Series 2012 F, 5% 8/1/24	5,000	5,640
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	2,300	2,379
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2009 FF 2, 5.5% 6/15/40	800	875
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,640
Series 2009 S2, 6% 7/15/38	7,000	7,449
Series 2009 S3:
5.25% 1/15/34	17,500	18,708
5.25% 1/15/39	2,600	2,773
Series 2009 S4, 5.75% 1/15/39	6,400	6,924
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,436
5% 2/1/21	3,510	3,953
Series 2010 B, 5% 11/1/20	37,195	40,616
Series 2012 A, 5% 11/1/21	5,460	6,236
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,353
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36	2,600	2,822
Series 2010 A:
5% 2/15/19	1,000	1,076
5% 2/15/20	2,995	3,305
5% 2/15/20 (Escrowed to Maturity)	5	6
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	590	603
Series 2009 A:
5% 7/1/20	5,000	5,427
5% 7/1/21	12,335	13,364
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	8,673
Series 2016, 6.5% 11/15/28	2,170	2,376
6.5% 11/15/28 (Pre-Refunded to 11/15/18 @ 100)	8,430	9,243
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23	8,195	9,044
Series 2011 A, 5% 4/1/19	2,000	2,156
Series 2011 A1, 5% 4/1/20	2,220	2,451
Series 2011 A2, 5% 4/1/21	2,000	2,254
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	8,400	8,738
New York Urban Dev. Corp. Rev. Series 2011 A, 5% 3/15/22	7,605	8,587
Suffolk County Gen. Oblig. Series 2015 C, 3% 5/1/17	2,340	2,355
Tobacco Settlement Fing. Corp. Series 2013 B, 5% 6/1/21	80	80
Triborough Bridge & Tunnel Auth. Revs.:
Series 2013 A:
5% 11/15/23	3,000	3,538
5% 11/15/24	4,000	4,724
Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	980	980

TOTAL NEW YORK		245,037

North Carolina - 0.5%
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/17	2,245	2,260
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,651
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 1.25%, tender 3/15/17 (b)(d)	3,600	3,600
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/20 (Pre-Refunded to 1/1/19 @ 100)	2,110	2,261
North Carolina Med. Care Cmnty. Health:
Series 2010, 5% 10/1/18 (Pre-Refunded to 10/1/17 @ 100)	480	494
Series 2017:
5% 10/1/28 (e)	515	593
5% 10/1/29 (e)	750	858
5% 10/1/33 (e)	190	213
5% 10/1/35 (e)	1,000	1,111
5% 10/1/36 (e)	470	519
5% 10/1/18	810	833
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,588
5% 6/1/22	4,000	4,390
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009, 5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,210	1,298
5% 1/1/30	490	518

TOTAL NORTH CAROLINA		29,187

Ohio - 1.6%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,268
5% 2/15/23	2,175	2,442
Series 2012:
5% 2/15/21	1,500	1,674
5% 2/15/24	2,000	2,239
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,940
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	3,780	3,838
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/28 (FSA Insured)	1,525	1,734
5% 1/1/29 (FSA Insured)	2,230	2,516
5% 1/1/30 (FSA Insured)	2,000	2,239
5% 1/1/26 (FSA Insured)	1,000	1,152
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26	1,250	1,427
5% 1/1/27	1,500	1,710
Columbus City School District 5% 12/1/32	1,825	2,114
Columbus Gen. Oblig. Series 2013 1, 5% 7/1/17	3,100	3,162
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,678
5% 6/15/26	2,590	2,800
5% 6/15/27	2,720	2,929
5% 6/15/28	2,855	3,063
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	2,000	2,361
5% 11/1/26	2,100	2,486
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,260	2,571
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,419
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,181
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,386
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,439
5% 10/1/22	2,000	2,184
5% 10/1/23	3,000	3,275
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38	2,100	2,177
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,235
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	4,186
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	5,200	5,557
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,315	2,650

TOTAL OHIO		95,032

Oklahoma - 0.9%
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,396
5% 6/1/28	1,500	1,733
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,050	1,222
5% 10/1/26	1,500	1,727
5% 10/1/27	1,190	1,363
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23	3,100	3,471
5% 2/15/42	7,185	7,647
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,362
5% 1/1/22 (FSA Insured)	12,455	13,579
Series 2014 A:
5% 1/1/26	1,700	1,981
5% 1/1/27	6,000	6,948
5% 1/1/28	2,000	2,305
5% 1/1/29	1,570	1,801
Series 2014 B, 5% 1/1/27	2,145	2,484

TOTAL OKLAHOMA		52,019

Oregon - 0.2%
Portland Swr. Sys. Rev. Series 2015 A, 5% 6/1/17	14,470	14,711
Pennsylvania - 4.9%
East Stroudsburg Area School District Series 2015 A:
7.5% 9/1/22	280	292
7.5% 9/1/22 (Pre-Refunded to 9/1/17 @ 100)	2,120	2,209
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	7,914
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 9/1/17 (b)	15,395	15,337
Mifflin County School District Series 2007, 7.5% 9/1/26 (Pre-Refunded to 9/1/17 @ 100)	1,390	1,449
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	3,918
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,290
Series 2009 A, 5% 6/1/17	2,925	2,972
Montgomery County Higher Ed. & Health Auth. Rev. Series 2016 A:
5% 10/1/28	1,425	1,562
5% 10/1/29	1,540	1,680
5% 10/1/32	4,810	5,170
5% 10/1/36	5,860	6,188
5% 10/1/40	3,595	3,782
Mount Lebanon School District Series 2015, 4% 2/15/18	1,245	1,285
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,430
5% 3/1/22	2,000	2,233
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 7/1/21	8,000	8,308
5% 7/1/22	4,380	4,417
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2013, 0.85%, tender 2/1/17 (b)(d)	28,200	28,197
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,745	1,756
Series 2011, 5% 7/1/21	2,100	2,353
Series 2012, 5% 6/1/18	5,165	5,422
Series 2013, 5% 10/15/27	10,000	11,323
Series 2015 1:
5% 3/15/29	15,000	17,094
5% 3/15/31	3,725	4,196
Series 2016, 5% 9/15/29	28,000	32,222
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,100	2,302
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,280	7,204
5% 12/1/33 (FSA Insured)	4,430	4,962
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2008 B1, 5.5% 6/1/33 (Pre-Refunded to 6/1/18 @ 100)	8,500	9,010
Series 2013 A, 1.32% 12/1/17 (b)	7,600	7,599
Series 2013 A2:
0% 12/1/28 (a)	1,250	1,305
0% 12/1/33 (a)	1,250	1,285
Philadelphia Gen. Oblig. Series 2015 B:
5% 8/1/27	3,000	3,431
5% 8/1/29	10,465	11,884
5% 8/1/30	11,025	12,467
5% 8/1/31	11,615	13,079
Philadelphia School District Series 2010 C:
5% 9/1/20	14,000	14,997
5% 9/1/21	6,000	6,374
Pittsburgh School District Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,630
5% 9/1/20 (FSA Insured)	1,000	1,109
Southcentral Pennsylvania Gen. Auth. Rev.:
6% 6/1/25	1,915	2,033
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	2,585	2,753
State Pub. School Bldg. Auth. Lease Rev.:
(Philadelphia School District Proj.) Series 2012:
5% 4/1/22	2,000	2,160
5% 4/1/24	1,365	1,457
(The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/17	1,500	1,521

TOTAL PENNSYLVANIA		287,561

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,820	6,956
5% 9/1/36	320	319
Series 2016, 5% 5/15/39	5,140	5,362
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	8,225	9,532
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,825	1,958
5% 6/1/28	2,400	2,567

TOTAL RHODE ISLAND		26,694

South Carolina - 2.9%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/18	1,000	1,042
5% 3/1/22	1,000	1,145
5% 3/1/24	1,000	1,179
5% 3/1/25	1,000	1,192
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	4,000	4,514
5% 12/1/29	3,250	3,640
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,200	2,508
5% 2/1/24	1,000	1,170
5% 2/1/26	1,700	2,019
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,750	2,067
(Palmetto Health Proj.) Series 2009, 5% 8/1/17	1,000	1,019
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 E, 5% 1/1/17 (Escrowed to Maturity)	2,130	2,130
Series 2011 B, 5% 12/1/20	2,275	2,538
Series 2012 B, 5% 12/1/19	7,200	7,866
Series 2012 C, 5% 12/1/20	7,500	8,368
Series 2013 E, 5.5% 12/1/53	6,485	7,257
Series 2014 A:
5% 12/1/49	7,500	8,126
5.5% 12/1/54	17,800	19,834
Series 2014 C:
5% 12/1/25	4,000	4,704
5% 12/1/26	4,000	4,676
5% 12/1/27	3,100	3,607
5% 12/1/46	3,500	3,837
Series 2015 C, 5% 12/1/20	42,000	46,861
Series 2016 B:
5% 12/1/35	6,370	7,147
5% 12/1/36	9,555	10,661
5% 12/1/37	9,555	10,636
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38 (Pre-Refunded to 5/1/18 @ 100)	3,670	3,878

TOTAL SOUTH CAROLINA		173,621

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Sanford Health Proj.) Series 2009, 5.25% 11/1/18	1,000	1,064
Series 2014 B:
5% 11/1/24	1,235	1,444
5% 11/1/25	1,210	1,378
5% 11/1/26	200	226

TOTAL SOUTH DAKOTA		4,112

Tennessee - 0.2%
Jackson Hosp. Rev.:
5.75% 4/1/41	945	987
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	2,555	2,693
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/22	1,205	1,335
5% 9/1/24	750	845
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (d)	5,000	5,528

TOTAL TENNESSEE		11,388

Texas - 10.9%
Aldine Independent School District (School Bldg. Proj.) Series 2007 A, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,800	1,809
Allen Independent School District Series 2013, 4% 2/15/18	1,965	2,028
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (d)	2,770	3,114
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20 (Pre-Refunded to 8/1/18 @ 100)	3,015	3,215
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,176
Austin Convention Enterprises, Inc. (Convention Ctr. Proj.) Series 2006 B:
6% 1/1/18	1,000	1,002
6% 1/1/19	1,335	1,338
Austin Elec. Util. Sys. Rev.:
Series 2012 A, 5% 11/15/23	1,500	1,724
0% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,893
Austin Wtr. & Wastewtr. Sys. Rev.:
Series 2009 A, 5% 11/15/17	1,375	1,422
Series 2016:
5% 11/15/41	2,500	2,857
5% 11/15/45	5,000	5,697
Bastrop Independent School District Series 2007:
5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	1,100	1,105
5.25% 2/15/42 (Pre-Refunded to 2/15/17 @ 100)	6,000	6,029
Bell County Gen. Oblig.:
5.25% 2/15/19 (FSA Insured)	935	978
5.25% 2/15/19 (Pre-Refunded to 2/15/18 @ 100)	1,155	1,208
Brazosport College District:
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	235	246
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	1,765	1,851
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,200	1,315
5% 1/1/32	1,000	1,091
5% 1/1/34	2,000	2,164
Series 2016:
5% 1/1/31	2,375	2,607
5% 1/1/32	5,000	5,465
5% 1/1/35	3,335	3,600
5% 1/1/36	1,625	1,750
5% 1/1/40	5,500	5,880
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B3, 1.05%, tender 8/15/17 (b)	3,075	3,070
Series 2015 B1, 0.9%, tender 8/15/18 (b)	13,645	13,483
Series 2014 C, 5% 2/15/44	5,800	6,510
Series 2016:
5% 2/15/22	5,000	5,728
5% 2/15/23	5,000	5,827
5% 2/15/24	25,135	29,726
5% 2/15/25	21,430	25,618
Dallas Area Rapid Transit Sales Tax Rev.:
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	3,830	4,111
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	2,870	3,080
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/19	1,000	1,090
Series 2014 B:
5% 11/1/26 (d)	3,005	3,341
5% 11/1/27 (d)	1,280	1,419
5% 11/1/28 (d)	2,845	3,147
5% 11/1/30 (d)	5,435	5,960
5% 11/1/31 (d)	11,485	12,568
5% 11/1/32 (d)	14,530	15,860
5% 11/1/33 (d)	10,000	10,882
5% 11/1/34 (d)	2,365	2,566
Dallas Independent School District:
Bonds:
Series 2016 B1, 3%, tender 2/15/17 (b)	3,015	3,022
Series 2016 B2, 4%, tender 2/15/18 (b)	6,030	6,200
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,376
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,149
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	4,095	4,340
Fort Worth Independent School District Series 2016, 5% 2/15/26	3,635	4,394
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,814
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,165	1,287
5.25% 10/1/51	2,500	2,816
5.5% 4/1/53	5,900	6,260
Series 2013 C, 5.125% 10/1/43	2,500	2,613
Harris County Gen. Oblig.:
(Road Proj.) Series 2008 B, 5% 8/15/17	2,000	2,050
Series 2012 C:
5% 8/15/24	1,075	1,225
5% 8/15/25	3,860	4,397
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,664
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (d)	8,000	8,768
Series 2012 A, 5% 7/1/23 (d)	2,400	2,671
Series A, 5.5% 7/1/39	6,000	6,344
Houston Util. Sys. Rev. Series 2007:
5% 11/15/18	605	626
5% 11/15/18 (Pre-Refunded to 11/15/17 @ 100)	1,895	1,959
Humble Independent School District Series 2000, 0% 2/15/17	1,400	1,398
Katy Independent School District Series 2015 A, 5% 2/15/45	4,200	4,730
Keller Independent School District Series 1996 A, 0% 8/15/17	1,020	1,014
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	2,400	2,412
La Vernia Higher Ed. Fin. Corp. Ed. Rev. Series 2008 A, 7.125% 2/15/38 (Pre-Refunded to 2/15/17 @ 100)	16,015	16,126
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/30 (d)	1,400	1,571
5% 11/1/31 (d)	3,160	3,532
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/25	6,810	8,025
5% 5/15/27	3,000	3,489
5% 5/15/28	2,930	3,367
5% 5/15/29	8,500	9,688
Series 2015 D:
5% 5/15/22	850	967
5% 5/15/23	700	809
5% 5/15/24	1,220	1,427
5% 5/15/26	1,400	1,637
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,343
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 0.9%, tender 2/1/17 (b)(d)	4,500	4,499
Montgomery County Gen. Oblig.:
5.25% 3/1/20 (FSA Insured)	170	171
5.25% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,235	1,243
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,200	2,533
5% 4/1/28	1,435	1,645
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (b)	5,395	5,204
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,117
4% 12/15/24	1,825	1,977
North Texas Tollway Auth. Rev.:
Series 2011 A:
5.5% 9/1/41	10,155	11,606
6% 9/1/41	1,000	1,171
Series 2014 A, 5% 1/1/24	5,000	5,825
Series 2015 B:
5% 1/1/29	10,000	11,511
5% 1/1/30	5,000	5,713
Series 2016 A, 5% 1/1/39	7,000	7,815
5.75% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	13,375	13,982
6% 1/1/23	275	288
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	2,017
Plano Independent School District:
Series 2008 A, 5.25% 2/15/23 (Pre-Refunded to 2/15/18 @ 100)	1,140	1,193
5% 2/15/19	5,800	6,234
Pleasant Grove Independent School District:
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	885	889
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	715	719
Prosper Independent School District Series 2007, 5.375% 8/15/33 (Pre-Refunded to 8/15/17 @ 100)	7,340	7,539
Rockwall Independent School District Series 2016, 5% 2/15/46	2,790	3,112
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,290
San Antonio Elec. & Gas Sys. Rev. Series 2012, 5.25% 2/1/25	3,200	3,868
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,502
5% 9/15/24	7,490	8,555
5% 9/15/25	9,295	10,595
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/22	6,000	6,894
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,319
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	2,180	2,383
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,159
5% 8/15/26	1,530	1,764
5% 8/15/28	1,620	1,854
5% 8/15/33	3,800	4,267
5.5% 9/1/43	5,350	5,937
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	5,665	6,119
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,660	2,873
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	7,602
Series 2016 A:
5% 2/15/25	5,000	5,912
5% 2/15/34	2,100	2,379
Texas Gen. Oblig.:
Series 2011 A:
5% 8/1/19 (d)	1,545	1,675
5% 8/1/21 (d)	1,530	1,726
Series 2011 C:
5% 8/1/20 (d)	1,625	1,805
5% 8/1/21 (d)	1,460	1,647
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	298
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	2,915	3,055
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (d)	16,000	18,218
Texas Pub. Fin. Auth. Rev. Series 2014 B, 4% 7/1/17	2,700	2,706
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (b)	17,585	19,185
Texas Wtr. Dev. Board Rev.:
Series 2008 B, 5.25% 7/15/23	1,000	1,022
Series 2015 A:
5% 10/15/40	3,925	4,455
5% 10/15/45	6,800	7,680
Travis County Gen. Oblig. Series 2016 A, 5% 3/1/24	2,990	3,541
Univ. of Houston Univ. Revs. Series 2008:
5.25% 2/15/25 (FSA Insured)	455	475
5.25% 2/15/25 (Pre-Refunded to 2/15/18 @ 100)	2,210	2,311
Univ. of North Texas Univ. Rev. Series A, 5% 4/15/17	1,000	1,012
Univ. of Texas Board of Regents Sys. Rev.:
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	1,720	1,727
Series 2016 D:
5% 8/15/18	3,000	3,176
5% 8/15/20	2,000	2,231
5% 8/15/21	2,310	2,629
5% 8/15/22	2,500	2,895
Univ. of Texas Permanent Univ. Fund Rev. Series 2015, 5% 7/1/17	3,015	3,076
Waller Independent School District:
5.5% 2/15/26 (Pre-Refunded to 2/15/18 @ 100)	3,220	3,376
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	4,160	4,362
5.5% 2/15/37 (Pre-Refunded to 2/15/18 @ 100)	4,820	5,054
Ysleta Independent School District Series 2016, 5% 8/15/45	16,410	18,486

TOTAL TEXAS		644,158

Utah - 0.3%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009:
5% 8/15/17	5,000	5,122
5% 8/15/18	2,500	2,651
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24	3,000	3,412
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	4,235	4,481

TOTAL UTAH		15,666

Virginia - 0.4%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,125
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,477
5% 6/15/29	1,425	1,608
5% 6/15/33	1,520	1,690
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	635	624
5% 6/15/32	1,800	1,929
5% 6/15/34	2,300	2,442
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (d)	7,600	7,741
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	2,000	2,246
5% 1/1/33	2,590	2,894

TOTAL VIRGINIA		23,776

Washington - 1.1%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A:
0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,784
0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,635
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,852
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,137
5% 1/1/23	1,000	1,152
5% 1/1/24	2,330	2,684
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	9,286
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43 (Pre-Refunded to 1/1/18 @ 100)	12,100	12,662
Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	1,900	2,046
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (d)	4,750	5,466
Series 2016:
5% 2/1/27	1,240	1,450
5% 2/1/29	2,500	2,888
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (d)	885	992
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,343
5% 12/1/19	1,385	1,490
Washington Gen. Oblig. Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,305
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	2,200	2,441
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,651
Series 2015, 5% 1/1/29	1,300	1,480
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/29	565	610
5% 10/1/31	1,335	1,424
Series 2016 A, 5% 10/1/30	1,275	1,368

TOTAL WASHINGTON		65,146

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,400	1,511
Wisconsin - 0.8%
Wisconsin Gen. Oblig. Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,162
Wisconsin Health & Edl. Facilities:
Bonds Series 2013 B, 4%, tender 3/1/18 (b)	3,180	3,281
Series 2014 A:
5% 11/15/24	8,765	10,320
5% 11/15/27	6,710	7,833
Series 2014:
5% 5/1/26	835	903
5% 5/1/28	1,800	1,918
5% 5/1/29	890	941
Series 2016, 4% 2/15/38	1,295	1,302
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,800	1,968
5.75% 7/1/30	2,000	2,222
Series 2013 B:
5% 7/1/25	1,000	1,127
5% 7/1/36	6,985	7,563
Series 2012:
5% 6/1/27	1,800	1,995
5% 6/1/32	1,025	1,116
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,650	1,908
5% 6/1/39	2,415	2,594

TOTAL WISCONSIN		48,153

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	6,927
TOTAL MUNICIPAL BONDS
(Cost $5,260,300)		5,322,921

Municipal Notes - 5.2%
Connecticut - 0.5%
New Britain Gen. Oblig. BAN 2% 3/23/17	7,500	$7,523
New Haven Gen. Oblig. TAN Series 2016, 2.5% 5/18/17	4,100	4,118
New London BAN Series 2016, 2% 3/23/17	7,300	7,312
Stratford Gen. Oblig. BAN Series 2017, 2.5% 1/3/18 (e)	7,800	7,887

TOTAL CONNECTICUT		26,840

Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	14,260	14,482
New Jersey - 0.4%
Hackensack City Tax Appeal Nts BAN Series 2016, 2% 11/6/17	13,519	13,588
New Brunswick Gen. Oblig. BAN Series 2016, 3% 6/6/17	11,700	11,779

TOTAL NEW JERSEY		25,367

New York - 2.9%
Albany Gen. Oblig. BAN Series 2016, 2% 6/30/17	22,400	22,480
Binghamton Gen. Oblig. BAN Series 2016, 2.5% 11/17/17	6,800	6,870
Rockland County Gen. Oblig. TAN Series 2016, 2% 3/16/17	5,300	5,310
Sachem Central School District of Holbrook TAN Series 2016, 1.5% 6/29/17	16,100	16,114
Suffolk County Gen. Oblig. TAN Series 2017, 2% 7/26/17	108,225	108,648
Syracuse Gen. Oblig. RAN Series 2016 B, 2% 6/30/17	10,600	10,638

TOTAL NEW YORK		170,060

Ohio - 0.2%
Belmont County BAN Series 2016, 1.375% 8/31/17	3,600	3,599
St Bernard-Elmwood Pl School District BAN Series 2016, 2.75% 5/3/17	6,900	6,930

TOTAL OHIO		10,529

Virginia - 1.0%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series EGL 13 0014, 1%, tender 2/23/17 (Liquidity Facility Citibank NA) (b)(f)(g)	56,950	56,950
TOTAL MUNICIPAL NOTES
(Cost $304,502)		304,228
	Shares	Value (000s)

Money Market Funds - 3.5%
Fidelity Municipal Cash Central Fund, 0.79% (h)(i)
(Cost $207,793)	207,792,700	207,793
TOTAL INVESTMENT PORTFOLIO - 98.5%
(Cost $5,772,595)		5,834,942
NET OTHER ASSETS (LIABILITIES) - 1.5%		91,554
NET ASSETS - 100%		$5,926,496

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

Legend

 (a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,045,000 or 1.1% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $56,950,000 or 1.0% of net assets.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows

Security	Acquisition Date	Acquisition Cost (000s)
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series EGL 13 0014, 1%, tender 2/23/17 (Liquidity Facility Citibank NA)	9/8/16 - 12/22/16	$56,950

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$1,464
Total	$1,464

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,627,149	$--	$5,627,149	$--
Money Market Funds	207,793	207,793	--	--
Total Investments in Securities:	$5,834,942	$207,793	$5,627,149	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	35.5%
Health Care	15.5%
Transportation	10.4%
Escrowed/Pre-Refunded	9.8%
Electric Utilities	9.1%
Special Tax	5.7%
Others* (Individually Less Than 5%)	14.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,564,802)	$5,627,149
Fidelity Central Funds (cost $207,793)	207,793
Total Investments (cost $5,772,595)		$5,834,942
Cash		55,682
Receivable for fund shares sold		17,329
Interest receivable		68,648
Distributions receivable from Fidelity Central Funds		177
Prepaid expenses		11
Other receivables		16
Total assets		5,976,805
Liabilities
Payable for investments purchased on a delayed delivery basis	$15,709
Payable for fund shares redeemed	28,935
Distributions payable	3,690
Accrued management fee	1,255
Distribution and service plan fees payable	85
Other affiliated payables	571
Other payables and accrued expenses	64
Total liabilities		50,309
Net Assets		$5,926,496
Net Assets consist of:
Paid in capital		$5,863,685
Undistributed net investment income		464
Net unrealized appreciation (depreciation) on investments		62,347
Net Assets		$5,926,496
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($134,148 ÷ 13,136 shares)		$10.21
Maximum offering price per share (100/96.00 of $10.21)		$10.64
Class T:
Net Asset Value and redemption price per share ($18,799 ÷ 1,842 shares)		$10.21
Maximum offering price per share (100/96.00 of $10.21)		$10.64
Class C:
Net Asset Value and offering price per share ($60,742 ÷ 5,946 shares)(a)		$10.22
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($4,952,558 ÷ 485,291 shares)		$10.21
Class I:
Net Asset Value, offering price and redemption price per share ($760,249 ÷ 74,379 shares)		$10.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Interest		$171,518
Income from Fidelity Central Funds		1,464
Total income		172,982
Expenses
Management fee	$14,687
Transfer agent fees	6,167
Distribution and service plan fees	1,091
Accounting fees and expenses	702
Custodian fees and expenses	43
Independent trustees' fees and expenses	27
Registration fees	217
Audit	63
Legal	17
Miscellaneous	44
Total expenses before reductions	23,058
Expense reductions	(43)	23,015
Net investment income (loss)		149,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,044
Fidelity Central Funds	5
Total net realized gain (loss)		22,049
Change in net unrealized appreciation (depreciation) on investment securities		(185,656)
Net gain (loss)		(163,607)
Net increase (decrease) in net assets resulting from operations		$(13,640)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,967	$138,010
Net realized gain (loss)	22,049	240
Change in net unrealized appreciation (depreciation)	(185,656)	(22,091)
Net increase (decrease) in net assets resulting from operations	(13,640)	116,159
Distributions to shareholders from net investment income	(149,863)	(137,872)
Distributions to shareholders from net realized gain	(22,361)	(1,012)
Total distributions	(172,224)	(138,884)
Share transactions - net increase (decrease)	475,371	401,766
Redemption fees	54	29
Total increase (decrease) in net assets	289,561	379,070
Net Assets
Beginning of period	5,636,935	5,257,865
End of period	$5,926,496	$5,636,935
Other Information
Undistributed net investment income end of period	$464	$395

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.56	$10.18	$10.66	$10.45
Income from Investment Operations
Net investment income (loss)A	.231	.234	.256	.272	.279
Net realized and unrealized gain (loss)	(.262)	(.048)	.388	(.460)	.213
Total from investment operations	(.031)	.186	.644	(.188)	.492
Distributions from net investment income	(.231)	(.234)	(.257)	(.271)	(.275)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.269)	(.236)	(.264)	(.292)	(.282)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.21	$10.51	$10.56	$10.18	$10.66
Total ReturnC,D	(.34)%	1.79%	6.38%	(1.78)%	4.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.69%	.67%	.66%	.65%
Expenses net of fee waivers, if any	.68%	.69%	.67%	.66%	.65%
Expenses net of all reductions	.67%	.69%	.67%	.65%	.65%
Net investment income (loss)	2.19%	2.24%	2.45%	2.61%	2.63%
Supplemental Data
Net assets, end of period (in millions)	$134	$148	$115	$108	$131
Portfolio turnover rateG	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.55	$10.17	$10.65	$10.45
Income from Investment Operations
Net investment income (loss)A	.235	.239	.260	.273	.280
Net realized and unrealized gain (loss)	(.262)	(.039)	.388	(.460)	.203
Total from investment operations	(.027)	.200	.648	(.187)	.483
Distributions from net investment income	(.235)	(.238)	(.261)	(.272)	(.276)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.273)	(.240)	(.268)	(.293)	(.283)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.21	$10.51	$10.55	$10.17	$10.65
Total ReturnC,D	(.30)%	1.93%	6.43%	(1.77)%	4.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.65%	.63%	.64%	.65%
Expenses net of fee waivers, if any	.64%	.65%	.63%	.64%	.65%
Expenses net of all reductions	.64%	.65%	.63%	.64%	.64%
Net investment income (loss)	2.22%	2.28%	2.48%	2.62%	2.64%
Supplemental Data
Net assets, end of period (in millions)	$19	$19	$18	$17	$20
Portfolio turnover rateG	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.52	$10.56	$10.18	$10.66	$10.46
Income from Investment Operations
Net investment income (loss)A	.152	.156	.176	.191	.197
Net realized and unrealized gain (loss)	(.262)	(.038)	.389	(.460)	.203
Total from investment operations	(.110)	.118	.565	(.269)	.400
Distributions from net investment income	(.152)	(.156)	(.178)	(.190)	(.193)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.190)	(.158)	(.185)	(.211)	(.200)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.22	$10.52	$10.56	$10.18	$10.66
Total ReturnC,D	(1.08)%	1.13%	5.58%	(2.54)%	3.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.44%	1.43%	1.43%	1.43%
Expenses net of fee waivers, if any	1.42%	1.44%	1.43%	1.43%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.43%	1.43%	1.43%
Net investment income (loss)	1.44%	1.49%	1.69%	1.83%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$61	$60	$61	$62	$81
Portfolio turnover rateG	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.55	$10.17	$10.65	$10.45
Income from Investment Operations
Net investment income (loss)A	.265	.269	.287	.301	.309
Net realized and unrealized gain (loss)	(.262)	(.038)	.389	(.459)	.203
Total from investment operations	.003	.231	.676	(.158)	.512
Distributions from net investment income	(.265)	(.269)	(.289)	(.301)	(.305)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.303)	(.271)	(.296)	(.322)	(.312)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.21	$10.51	$10.55	$10.17	$10.65
Total ReturnC	(.01)%	2.23%	6.71%	(1.50)%	4.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.36%	.37%	.37%	.37%
Expenses net of fee waivers, if any	.35%	.36%	.37%	.37%	.37%
Expenses net of all reductions	.35%	.36%	.36%	.37%	.37%
Net investment income (loss)	2.51%	2.57%	2.75%	2.89%	2.92%
Supplemental Data
Net assets, end of period (in millions)	$4,953	$4,746	$4,453	$3,890	$4,571
Portfolio turnover rateF	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.52	$10.57	$10.19	$10.67	$10.46
Income from Investment Operations
Net investment income (loss)A	.257	.261	.282	.295	.305
Net realized and unrealized gain (loss)	(.261)	(.048)	.389	(.459)	.212
Total from investment operations	(.004)	.213	.671	(.164)	.517
Distributions from net investment income	(.258)	(.261)	(.284)	(.295)	(.300)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.296)	(.263)	(.291)	(.316)	(.307)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.22	$10.52	$10.57	$10.19	$10.67
Total ReturnC	(.09)%	2.05%	6.65%	(1.55)%	4.99%
Ratios to Average Net AssetsD,E
Expenses before reductions	.43%	.44%	.41%	.42%	.42%
Expenses net of fee waivers, if any	.43%	.44%	.41%	.42%	.42%
Expenses net of all reductions	.43%	.44%	.41%	.42%	.41%
Net investment income (loss)	2.43%	2.49%	2.70%	2.84%	2.87%
Supplemental Data
Net assets, end of period (in millions)	$760	$663	$609	$468	$327
Portfolio turnover rateF	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C Intermediate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustee compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$146,425
Gross unrealized depreciation	(83,726)
Net unrealized appreciation (depreciation) on securities	$62,699
Tax Cost	$5,772,243

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$113
Undistributed ordinary income	$–
Net unrealized appreciation (depreciation) on securities and other investments	$62,699

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$149,863	$137,872
Ordinary Income	588	-
Long-term Capital Gains	21,773	1,012
Total	$172,224	$ 138,884

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,917,462 and $1,571,820, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .24% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$396	$–(a)
Class T	-%	.25%	50	–
Class B	.65%	.25%	3	2
Class C	.75%	.25%	642	85
			$1,091	$87

 (a) In the amount less than $500.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class T	2
Class B(a)	–(b)
Class C(a)	6
$16

 (a) When Class B and C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount less than $500.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$260.16
Class T	25.13
Class B	–(a)	.10
Class C	105.16
Intermediate Municipal Income	4,503.09
Class I	1,274.17
	$6,167

 (a) In the amount of less than $500.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$3,466	$2,879
Class T	440	404
Class B	6	23
Class C	921	907
Intermediate Municipal Income	126,499	117,592
Class I	18,531	16,067
Total	$149,863	$137,872
From net realized gain
Class A	$569	$23
Class T	70	3
Class B	–	–(a)
Class C	234	12
Intermediate Municipal Income	18,501	855
Class I	2,987	119
Total	$22,361	$1,012

 (a) In the amount less than $500.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	5,732	5,392	$60,688	$56,673
Reinvestment of distributions	337	250	3,538	2,622
Shares redeemed	(7,012)	(2,446)	(73,308)	(25,634)
Net increase (decrease)	(943)	3,196	$(9,082)	$33,661
Class T
Shares sold	293	275	$3,072	$2,894
Reinvestment of distributions	43	34	457	357
Shares redeemed	(286)	(219)	(2,998)	(2,287)
Net increase (decrease)	50	90	$531	$964
Class B
Shares sold	1	1	$7	$14
Reinvestment of distributions	–A	1	4	16
Shares redeemed	(91)	(87)	(974)	(915)
Net increase (decrease)	(90)	(85)	$(963)	$(885)
Class C
Shares sold	1,497	1,091	$15,866	$11,486
Reinvestment of distributions	96	75	1,005	786
Shares redeemed	(1,381)	(1,176)	(14,509)	(12,311)
Net increase (decrease)	212	(10)	$2,362	$(39)
Intermediate Municipal Income
Shares sold	138,848	99,171	$1,453,885	$1,039,984
Reinvestment of distributions	9,716	7,960	102,084	83,490
Shares redeemed	(114,937)	(77,490)	(1,196,764)	(811,988)
Net increase (decrease)	33,627	29,641	$359,205	$311,486
Class I
Shares sold	37,171	18,867	$392,949	$198,402
Reinvestment of distributions	1,558	1,168	16,384	12,276
Shares redeemed	(27,352)	(14,694)	(286,014)	(154,099)
Net increase (decrease)	11,377	5,341	$123,319	$56,579

 A In the amount less than five hundred shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Intermediate Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	.67%
Actual		$1,000.00	$964.70	$3.31
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Class T	.63%
Actual		$1,000.00	$964.90	$3.11
Hypothetical-C		$1,000.00	$1,021.97	$3.20
Class C	1.42%
Actual		$1,000.00	$961.10	$7.00
Hypothetical-C		$1,000.00	$1,018.00	$7.20
Intermediate Municipal Income	.35%
Actual		$1,000.00	$966.30	$1.73
Hypothetical-C		$1,000.00	$1,023.38	$1.78
Class I	.43%
Actual		$1,000.00	$965.90	$2.12
Hypothetical-C		$1,000.00	$1,022.97	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $22,054,465, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends were free from federal income tax, and 6.45% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class C ranked equal to the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LIM-ANN-0217
1.540000.119

Fidelity Advisor® International Bond Fund - Class A, Class T, Class C and Class I Annual Report December 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® International Bond Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	(2.82)%	(3.03)%
Class T (incl. 4.00% sales charge)	(2.91)%	(3.05)%
Class C (incl. contingent deferred sales charge)	(0.60)%	(2.92)%
Class I	1.50%	(1.92)%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Bond Fund - Class A on May 22, 2012, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Ex USD GDP Weighted Index performed over the same period.

Period Ending Values
$8,677	Fidelity Advisor® International Bond Fund - Class A
$9,543	Bloomberg Barclays Global Aggregate Ex USD GDP Weighted Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  Global taxable investment-grade bonds gained modestly in 2016, a volatile year marked by concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays Global Aggregate GDP Weighted Index rose 2.16%. Bond yields declined sharply early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Yields then rebounded during the summer on expectations of a global policy shift from monetary to fiscal expansion. The rally continued into the U.S. presidential election, and rallied strongly thereafter, as investors viewed Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Within the Bloomberg Barclays index, Japan posted the biggest gain (+6%) despite significantly lagging all global regions in the second half of the period, in part due to a sharp downturn in the yen. Canada and some emerging markets also solidly outperformed, while the U.S. was roughly in line with the index. Conversely, the U.K. (-5%) and the euro area (flat) lagged amid post-Brexit stress and local-currency weakness. On a sector basis, most spread products outperformed Treasuries amid a supportive environment for higher-risk assets, with corporate credit leading the way.

Comments from Portfolio Manager Curt Hollingsworth:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted returns in the range of 0.40% to 1.50%. Most outperformed the 1.08% return of the benchmark Bloomberg Barclays Global Aggregate Ex USD GDP Weighted Index. Our biggest bet the past year was overweighting corporate credit, which benefited the fund for much of the period as their spreads relative to sovereigns tightened. Helpful selections among corporate bonds also aided results. Corporate picks in Germany and Ireland were helpful, especially among banks. Elsewhere, underweighting low-yielding government bonds added value, as did a euro-denominated investment in Mexico's Pemex. Conversely, currency positioning hurt the relative return, including an overweighting to the Mexican peso, which fell sharply relative to the U.S. dollar, largely due to President-elect Trump’s negative view of the trade imbalance between the U.S. and Mexico. An overweighting to the Swedish krona also detracted, as the currency fell relative to both the euro and the dollar, affected by the Swedish central bank’s aggressive purchasing of government bonds. Elsewhere, a stake in Chesapeake Energy also stood out to the downside, as did a short position in Standard Chartered. We thought the bank might underperform due to its Asian exposure, but China bounced back and Standard Chartered ended up performing well, hurting the return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Currency Exposure (% of fund's net assets)

	As of December 31, 2016	As of June 30, 2016
European Monetary Unit	44.1%	43.3%
Japanese Yen	14.1%	14.5%
British Pound	9.3%	8.3%
Canadian Dollar	5.0%	5.0%
Korean Won	4.8%	4.2%
Mexican Peso	4.4%	3.8%
Australian Dollar	3.9%	3.8%
Swedish Krona	3.0%	2.8%
Polish Zloty	2.5%	2.7%
South African Rand	2.0%	2.0%
Other	6.9%	9.6%

Percentages are based on exposure to currencies and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable.

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
United Kingdom	16.8%
Netherlands	7.3%
Germany	6.9%
Ireland	6.6%
United States of America	6.5%
Japan	6.2%
Korea (South)	6.1%
Mexico	5.9%
Italy	5.5%
Other	32.2%

As of June 30, 2016
United Kingdom	18.8%
Netherlands	5.1%
Germany	6.9%
Ireland	6.2%
United States of America	3.0%
Japan	8.8%
Korea (South)	5.3%
Mexico	4.9%
Italy	7.0%
Other	34.0%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	7.8%
AA	8.6%
A	19.9%
BBB	29.4%
BB and Below	21.3%
Not Rated	7.9%
Short-Term Investments and Net Other Assets	5.1%

As of June 30, 2016
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA	10.5%
AA	9.0%
A	18.8%
BBB	27.4%
BB and Below	22.2%
Not Rated	8.9%
Short-Term Investments and Net Other Assets	2.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*,**
Corporate Bonds	40.3%
Foreign Government and Government Agency Obligations	48.4%
Other Investments	6.2%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Futures and Swaps - (3.5)%

 ** Foreign Currency Contracts - 11.1%

As of June 30, 2016*,**
Corporate Bonds	35.1%
U.S. Government and U.S. Government Agency Obligations	0.3%
Foreign Government and Government Agency Obligations	55.0%
Other Investments	6.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Futures and Swaps - (6.4)%

 ** Foreign Currency Contracts - 8.9%

Investments December 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 40.3%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.875% 12/19/18 (Reg. S)		$250,000	$271,938
Bailiwick of Guernsey - 0.6%
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21		300,000	301,638
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 6% 3/20/20	GBP	350,000	491,916
Cyprus - 1.6%
Aroundtown Property Holdings PLC 1.5% 7/15/24 (Reg. S)	EUR	800,000	789,826
Denmark - 1.0%
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	485,000	534,580
France - 0.6%
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	300,000	319,612
Germany - 6.9%
alstria office REIT-AG:
2.125% 4/12/23 Reg. S	EUR	1,000,000	1,102,965
2.25% 3/24/21 (Reg. S)	EUR	1,000,000	1,113,484
Deutsche Bank AG 5% 6/24/20	EUR	850,000	959,570
Volkswagen Leasing GmbH 2.375% 9/6/22 Reg. S	EUR	300,000	339,425

TOTAL GERMANY			3,515,444

Ireland - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21		200,000	207,270
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	625,000	666,170
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (b)		270,000	282,219
Bank of Ireland 4.25% 6/11/24 (Reg. S) (b)	EUR	250,000	270,400

TOTAL IRELAND			1,426,059

Italy - 1.4%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	275,000	301,058
Telecom Italia SpA 3.625% 5/25/26 (Reg. S)	EUR	400,000	432,008

TOTAL ITALY			733,066

Luxembourg - 1.7%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	250,000	252,133
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	200,000	205,588
Wind Acquisition Finance SA 7% 4/23/21 (Reg S.)	EUR	350,000	383,253

TOTAL LUXEMBOURG			840,974

Mexico - 2.4%
CEMEX S.A.B. de CV:
4.375% 3/5/23 (Reg. S)	EUR	100,000	107,897
4.75% 1/11/22 (Reg. S)	EUR	100,000	109,107
Petroleos Mexicanos:
1.875% 4/21/22 (Reg. S)	EUR	135,000	136,568
3.75% 3/15/19 (Reg. S)	EUR	800,000	887,216

TOTAL MEXICO			1,240,788

Netherlands - 6.7%
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (b)		400,000	398,182
Deutsche Annington Finance BV 5% 10/2/23 (c)		50,000	52,020
EDP Finance BV 1.125% 2/12/24 (Reg. S)	EUR	750,000	748,013
Mylan N.V. 2.25% 11/22/24 (Reg. S)	EUR	200,000	214,219
Rabobank Nederland 6.875% 3/19/20 (Reg. S)	EUR	1,400,000	1,733,255
Urenco Finance NV 2.25% 8/5/22 (Reg. S)	EUR	100,000	112,893
Volkswagen International Finance NV 0.875% 1/16/23 Reg. S	EUR	125,000	131,581

TOTAL NETHERLANDS			3,390,163

Portugal - 0.1%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (d)	EUR	100,000	28,948
Turkey - 0.6%
Akbank T.A.S. 6.5% 3/9/18 (Reg. S)		300,000	308,030
United Kingdom - 10.7%
Anglo American Capital PLC 2.5% 9/18/18	EUR	550,000	594,990
Aviva PLC 6.625% 6/3/41 (b)	GBP	450,000	614,329
Great Rolling Stock Co. Ltd. 6.25% 7/27/20	GBP	370,000	529,740
Legal & General Group PLC 5.375% 10/27/45 (Reg. S) (b)	GBP	150,000	191,348
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (b)	EUR	140,000	153,056
Royal Bank of Scotland Group PLC 2.5% 3/22/23 (Reg. S)	EUR	700,000	750,755
Royal Bank of Scotland PLC 6.934% 4/9/18	EUR	855,000	965,705
Tesco PLC 6.125% 2/24/22	GBP	450,000	629,110
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	500,000	617,052
Western Power Distribution Ltd. 3.625% 11/6/23 (Reg. S)	GBP	300,000	399,356

TOTAL UNITED KINGDOM			5,445,441

United States of America - 1.7%
Anadarko Petroleum Corp. 4.85% 3/15/21		16,000	17,142
CEMEX Finance LLC 4.625% 6/15/24	EUR	100,000	107,791
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	151,898
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	101,250
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	400,000	414,401
4.75% 10/12/21	EUR	50,000	61,760

TOTAL UNITED STATES OF AMERICA			854,242

TOTAL NONCONVERTIBLE BONDS
(Cost $21,706,059)			20,492,665

Foreign Government and Government Agency Obligations - 48.4%
Australia - 3.4%
Australian Commonwealth:
2.75% 4/21/24	AUD	995,000	726,429
2.75% 6/21/35 (Reg. S)	AUD	113,000	74,157
3.75% 4/21/37 (Reg. S)	AUD	5,000	3,741
4.25% 4/21/26	AUD	48,000	38,998
5.25% 3/15/19	AUD	419,000	323,963
5.5% 1/21/18	AUD	90,000	67,473
5.5% 4/21/23	AUD	135,000	114,783
5.75% 5/15/21	AUD	327,000	271,020
5.75% 7/15/22	AUD	100,000	84,952

TOTAL AUSTRALIA			1,705,516

Belgium - 0.4%
Belgian Kingdom:
3% 6/22/34 (c)	EUR	16,000	21,937
4% 3/28/32	EUR	133,000	199,812

TOTAL BELGIUM			221,749

Canada - 1.2%
Canadian Government:
4% 6/1/41	CAD	214,000	208,133
5% 6/1/37 (e)(f)	CAD	209,000	223,667
Ontario Province 4.65% 6/2/41	CAD	200,000	183,999

TOTAL CANADA			615,799

Chile - 0.1%
Chilean Republic:
6% 3/1/18	CLP	25,000,000	38,406
6% 3/1/23	CLP	10,000,000	16,582

TOTAL CHILE			54,988

Czech Republic - 0.7%
Czech Republic:
2.5% 8/25/28	CZK	4,000,000	187,624
4.2% 12/4/36	CZK	290,000	18,058
5.7% 5/25/24	CZK	2,380,000	130,448

TOTAL CZECH REPUBLIC			336,130

Denmark - 1.0%
Danish Kingdom:
1.5% 11/15/23	DKK	2,621,000	408,412
1.75% 11/15/25	DKK	544,000	86,698
4.5% 11/15/39	DKK	80,000	19,523

TOTAL DENMARK			514,633

France - 0.8%
French Government OAT 3.25% 5/25/45	EUR	267,000	386,772
Indonesia - 0.5%
Indonesian Republic:
2.625% 6/14/23	EUR	150,000	158,612
2.875% 7/8/21(Reg. S)	EUR	100,000	109,805

TOTAL INDONESIA			268,417

Ireland - 2.8%
Irish Republic:
2% 2/18/45 (Reg.S)	EUR	70,000	78,929
2.4% 5/15/30 (Reg. S)	EUR	552,000	668,886
5.4% 3/13/25	EUR	454,000	662,819

TOTAL IRELAND			1,410,634

Israel - 1.3%
Israeli State:
3.75% 3/31/24	ILS	638,000	188,473
4.25% 3/31/23	ILS	93,000	28,140
5% 1/31/20	ILS	96,000	28,238
5.5% 1/31/22	ILS	371,000	116,949
5.5% 1/31/42	ILS	121,000	43,489
6% 2/28/19	ILS	799,000	232,444

TOTAL ISRAEL			637,733

Italy - 3.7%
Buoni del Tesoro Poliennali:
1.5% 6/1/25	EUR	50,000	52,366
2.15% 12/15/21	EUR	539,000	608,965
4.75% 9/1/28 (c)	EUR	12,000	16,229
Italian Republic:
4% 2/1/37	EUR	38,000	49,184
4.5% 3/1/26	EUR	433,000	562,226
5% 8/1/34	EUR	315,000	453,134
5% 9/1/40	EUR	110,000	160,024

TOTAL ITALY			1,902,128

Japan - 6.2%
Japan Government:
0.4% 3/20/36	JPY	66,350,000	552,969
1% 12/20/35	JPY	113,400,000	1,052,206
1.2% 12/20/34	JPY	37,850,000	364,733
1.2% 3/20/35	JPY	2,600,000	25,027
1.2% 9/20/35	JPY	1,650,000	15,843
1.3% 6/20/35	JPY	45,550,000	444,720
1.4% 9/20/34	JPY	70,150,000	696,788

TOTAL JAPAN			3,152,286

Korea (South) - 6.1%
Korean Republic:
2% 3/10/20	KRW	262,200,000	218,944
2.25% 6/10/25	KRW	735,700,000	617,421
2.75% 3/10/18	KRW	1,298,480,000	1,090,228
3% 3/10/23	KRW	463,700,000	406,940
3% 9/10/24	KRW	191,830,000	169,148
3% 12/10/42	KRW	174,420,000	168,107
3.125% 3/10/19	KRW	231,870,000	198,068
3.5% 3/10/24	KRW	184,530,000	167,875
5.25% 3/10/27	KRW	67,660,000	72,122

TOTAL KOREA (SOUTH)			3,108,853

Malaysia - 0.8%
Malaysian Government:
3.48% 3/15/23	MYR	1,114,000	238,244
3.889% 7/31/20	MYR	745,000	167,149
3.892% 3/15/27	MYR	44,000	9,414
4.935% 9/30/43	MYR	52,000	11,576

TOTAL MALAYSIA			426,383

Mexico - 3.5%
United Mexican States:
3.625% 4/9/29	EUR	100,000	113,200
4.75% 6/14/18	MXN	14,664,000	686,911
5% 12/11/19	MXN	60,000	2,746
6.5% 6/10/21	MXN	2,130,000	100,195
7.5% 6/3/27	MXN	3,670,000	176,197
8.5% 5/31/29	MXN	9,139,000	468,914
8.5% 11/18/38	MXN	1,060,000	54,314
10% 11/20/36	MXN	2,980,000	174,767

TOTAL MEXICO			1,777,244

New Zealand - 0.5%
New Zealand Government:
4.5% 4/15/27	NZD	36,000	27,469
5.5% 4/15/23	NZD	95,000	75,495
6% 12/15/17	NZD	190,000	137,009

TOTAL NEW ZEALAND			239,973

Norway - 0.3%
Kingdom of Norway:
4.25% 5/19/17	NOK	152,000	17,840
4.5% 5/22/19	NOK	737,000	92,892
Norway Government Bond:
1.75% 3/13/25	NOK	109,000	12,792
3% 3/14/24	NOK	367,000	46,863

TOTAL NORWAY			170,387

Poland - 2.0%
Polish Government:
1.5% 4/25/20	PLN	1,036,000	239,377
1.75% 7/25/21	PLN	603,000	137,282
3.25% 7/25/25	PLN	691,000	162,046
4% 10/25/23	PLN	806,000	200,313
5.5% 10/25/19	PLN	821,000	212,752
5.75% 10/25/21	PLN	80,000	21,536
5.75% 9/23/22	PLN	116,000	31,452
5.75% 4/25/29	PLN	122,000	34,472

TOTAL POLAND			1,039,230

Russia - 1.2%
Russian Federation:
6.7% 5/15/19	RUB	1,776,000	28,054
6.8% 12/11/19	RUB	4,030,000	63,329
7% 8/16/23	RUB	7,638,000	116,857
7.05% 1/19/28	RUB	3,375,000	50,297
7.5% 2/27/19	RUB	10,768,000	173,526
7.6% 7/20/22	RUB	6,600,000	105,099
8.5% 9/17/31	RUB	5,720,000	93,857

TOTAL RUSSIA			631,019

Singapore - 0.7%
Republic of Singapore:
2.25% 6/1/21	SGD	35,000	24,609
3.25% 9/1/20	SGD	362,000	263,723
3.375% 9/1/33	SGD	62,000	46,345

TOTAL SINGAPORE			334,677

Slovenia - 0.1%
Republic of Slovenia 2.25% 3/25/22 (Reg. S)	EUR	35,000	40,917
South Africa - 2.3%
South African Republic:
6.75% 3/31/21	ZAR	1,400,000	96,379
7.25% 1/15/20	ZAR	520,000	36,960
8% 12/21/18	ZAR	1,905,000	138,841
8% 1/31/30	ZAR	3,718,000	243,600
8.5% 1/31/37	ZAR	3,910,000	255,771
8.75% 1/31/44	ZAR	3,032,000	201,894
10.5% 12/21/26	ZAR	2,291,000	183,927

TOTAL SOUTH AFRICA			1,157,372

Spain - 2.3%
Spanish Kingdom:
1.95% 7/30/30(Reg. S) (c)	EUR	80,000	85,945
2.15% 10/31/25(Reg. S) (c)	EUR	105,000	118,513
4.4% 10/31/23 (c)	EUR	576,000	749,459
5.15% 10/31/44	EUR	133,000	212,323
5.75% 7/30/32	EUR	14,000	22,442

TOTAL SPAIN			1,188,682

Sweden - 0.4%
Sweden Kingdom:
2.25% 6/1/32	SEK	285,000	36,112
2.5% 5/12/25	SEK	1,280,000	165,554
3.5% 3/30/39	SEK	60,000	9,031

TOTAL SWEDEN			210,697

Switzerland - 1.1%
Switzerland Confederation 3.5% 4/8/33	CHF	360,000	543,942
Thailand - 1.1%
Kingdom of Thailand:
3.45% 3/8/19	THB	5,480,000	158,743
3.625% 6/16/23	THB	11,048,000	329,221
4.675% 6/29/44	THB	670,000	22,774
4.875% 6/22/29	THB	1,912,000	63,105

TOTAL THAILAND			573,843

United Kingdom - 3.9%
United Kingdom, Great Britain and Northern Ireland:
3.25% 1/22/44	GBP	940,000	1,497,096
4.25% 6/7/32	GBP	294,000	491,864

TOTAL UNITED KINGDOM			1,988,960

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $27,540,482)			24,638,964

Preferred Securities - 6.2%
France - 2.3%
Credit Agricole SA 6.625% (Reg. S) (b)(g)		1,175,000	1,147,054
Ireland - 1.0%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(g)	EUR	475,000	495,928
Italy - 0.4%
Intesa Sanpaolo SpA 7% (Reg. S) (b)(g)	EUR	210,000	225,146
Netherlands - 0.6%
Volkswagen International Finance NV 2.5%(Reg. S) (b)(g)	EUR	300,000	305,407
United Kingdom - 1.9%
Barclays Bank PLC 7.625% 11/21/22		875,000	967,869
TOTAL PREFERRED SECURITIES
(Cost $3,126,048)			3,141,404
		Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.60% (h)
(Cost $1,575,736)		1,575,421	1,575,736

Purchased Swaptions - 0.0%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 26 Index expiring December 2021 exercise rate 3.125%	2/15/17	EUR 5,900,000	$28,444
TOTAL PURCHASED SWAPTIONS
(Cost $51,387)			28,444
TOTAL INVESTMENT PORTFOLIO - 98.0%
(Cost $53,999,712)			49,877,213
NET OTHER ASSETS (LIABILITIES) - 2.0%			998,422
NET ASSETS - 100%			$50,875,635

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
2 ASX 10 Year Treasury Bond Index Contracts (Australia)	March 2017	184,371	$342
3 Eurex Euro-Bobl Contracts (Germany)	March 2017	421,997	1,564
5 Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	March 2017	913,279	9,122
8 Eurex Euro-Oat Contracts (Germany)	March 2017	1,278,507	12,958
3 ICE Long Gilt Contracts (United Kingdom)	March 2017	465,219	10,724
1 TSE 10 Year Japanese Government Bond Index Contracts (Japan)	March 2017	1,285,476	752
TOTAL BOND INDEX CONTRACTS			35,462
Treasury Contracts
4 CBOT 5-Year U.S. Treasury Note Contracts (United States)	March 2017	470,656	(1,789)
1 CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	March 2017	134,063	(611)
12 TME 10 Year Canadian Note Contracts (Canada)	March 2017	1,229,181	(15,780)
TOTAL TREASURY CONTRACTS			(18,180)

TOTAL PURCHASED			17,282

Sold
Bond Index Contracts
1 Eurex Euro-Bund Contracts (Germany)	March 2017	172,793	(2,293)
9 ICE Medium Gilt Contracts (United Kingdom)	March 2017	1,280,969	(10,450)
TOTAL BOND INDEX CONTRACTS			(12,743)
Treasury Contracts
10 CBOT 10-Year U.S. Treasury Note Contracts (United States)	March 2017	1,242,813	6,073
3 CBOT 2-Year U.S. Treasury Note Contracts (United States)	March 2017	650,063	744
TOTAL TREASURY CONTRACTS			6,817

TOTAL SOLD			(5,926)

TOTAL FUTURES CONTRACTS			$11,356

The face value of futures purchased as a percentage of Net Assets is 12.5%

The face value of futures sold as a percentage of Net Assets is 6.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $10,605,597.

Foreign Currency Contracts
Settlement Date	Currency	Counterparty	Type	Quantity	Contract Amount*	Unrealized Appreciation/(Depreciation)
1/4/17	JPY	JPMorgan Chase Bank, N.A.	Sell	500,000	$4,277	$(2)
1/6/17	CZK	JPMorgan Chase Bank, N.A.	Sell	13,053,000	516,317	7,778
2/15/17	AUD	BNP Paribas	Buy	70,000	52,130	(1,670)
2/15/17	AUD	BNP Paribas	Buy	81,000	58,466	(76)
2/15/17	AUD	BNP Paribas	Sell	22,000	16,403	544
2/15/17	AUD	BNP Paribas	Sell	346,000	260,669	11,250
2/15/17	AUD	Barclays Bank PLC	Sell	114,000	84,254	2,075
2/15/17	AUD	JPMorgan Chase Bank, N.A.	Buy	62,000	46,180	(1,487)
2/15/17	AUD	JPMorgan Chase Bank, N.A.	Buy	603,000	443,279	(8,596)
2/15/17	CAD	Citibank, N.A.	Sell	125,000	93,165	18
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Buy	20,000	14,904	(1)
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Buy	2,708,000	2,010,782	7,155
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	16,000	11,960	37
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	28,000	21,102	237
2/15/17	CAD	JPMorgan Chase Bank, N.A.	Sell	35,000	26,072	(9)
2/15/17	CHF	Barclays Bank PLC	Sell	455,000	457,516	9,395
2/15/17	CZK	Citibank, N.A.	Sell	1,344,000	52,966	500
2/15/17	CZK	JPMorgan Chase Bank, N.A.	Buy	4,691,000	187,762	(4,638)
2/15/17	DKK	Citibank, N.A.	Sell	244,000	34,932	301
2/15/17	DKK	JPMorgan Chase Bank, N.A.	Sell	334,000	48,439	1,034
2/15/17	EUR	BNP Paribas	Buy	17,000	17,999	(66)
2/15/17	EUR	BNP Paribas	Buy	607,000	654,954	(14,612)
2/15/17	EUR	BNP Paribas	Sell	27,000	28,879	396
2/15/17	EUR	BNP Paribas	Sell	32,000	34,207	450
2/15/17	EUR	BNP Paribas	Sell	38,000	40,628	541
2/15/17	EUR	BNP Paribas	Sell	40,000	42,605	407
2/15/17	EUR	BNP Paribas	Sell	74,000	78,732	668
2/15/17	EUR	Citibank, N.A.	Buy	24,000	25,073	245
2/15/17	EUR	Citibank, N.A.	Buy	105,000	111,817	(1,050)
2/15/17	EUR	Citibank, N.A.	Sell	18,000	19,100	111
2/15/17	EUR	Citibank, N.A.	Sell	21,000	21,992	(161)
2/15/17	EUR	Citibank, N.A.	Sell	27,000	28,292	(191)
2/15/17	EUR	Citibank, N.A.	Sell	30,000	31,274	(374)
2/15/17	EUR	Citibank, N.A.	Sell	30,000	31,461	(187)
2/15/17	EUR	Citibank, N.A.	Sell	44,000	46,613	196
2/15/17	EUR	Credit Suisse Intl.	Buy	25,000	26,128	245
2/15/17	EUR	Credit Suisse Intl.	Sell	111,000	118,135	1,038
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	41,000	42,957	295
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	45,000	48,020	(548)
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	78,000	81,383	901
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Buy	524,000	548,875	3,909
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	36,000	37,693	(285)
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	55,000	59,289	1,268
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	56,000	60,018	942
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	77,000	82,431	1,201
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	85,000	90,745	1,076
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	86,000	90,965	241
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	98,000	104,238	855
2/15/17	EUR	JPMorgan Chase Bank, N.A.	Sell	114,000	122,167	1,905
2/15/17	GBP	BNP Paribas	Buy	106,000	132,286	(1,507)
2/15/17	GBP	BNP Paribas	Buy	941,000	1,192,906	(31,931)
2/15/17	GBP	BNP Paribas	Sell	21,000	26,470	561
2/15/17	GBP	BNP Paribas	Sell	38,000	47,004	121
2/15/17	GBP	Goldman Sachs Bank USA	Sell	1,885,000	2,343,536	17,885
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Buy	96,000	120,293	(1,851)
2/15/17	GBP	JPMorgan Chase Bank, N.A.	Sell	25,000	30,946	102
2/15/17	HKD	JPMorgan Chase Bank, N.A.	Buy	294,000	37,922	(1)
2/15/17	ILS	JPMorgan Chase Bank, N.A.	Buy	1,000	261	(1)
2/15/17	ILS	JPMorgan Chase Bank, N.A.	Sell	100,000	26,231	242
2/15/17	JPY	BNP Paribas	Sell	500,000	4,458	171
2/15/17	JPY	BNP Paribas	Sell	1,000,000	8,931	355
2/15/17	JPY	BNP Paribas	Sell	3,300,000	29,063	764
2/15/17	JPY	Barclays Bank PLC	Buy	551,500,000	5,088,483	(359,170)
2/15/17	JPY	Citibank, N.A.	Buy	750,000	6,414	17
2/15/17	JPY	Citibank, N.A.	Buy	6,600,000	57,877	(1,279)
2/15/17	JPY	Credit Suisse Intl.	Buy	3,000,000	25,457	269
2/15/17	JPY	Credit Suisse Intl.	Buy	9,900,000	89,936	(5,040)
2/15/17	JPY	Goldman Sachs Bank USA	Sell	21,600,000	190,848	5,620
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Buy	3,350,000	28,682	46
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Buy	14,700,000	126,066	(9)
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	900,000	8,141	424
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	3,800,000	34,426	1,840
2/15/17	JPY	JPMorgan Chase Bank, N.A.	Sell	89,150,000	820,553	56,060
2/15/17	KRW	BNP Paribas	Sell	33,000,000	28,193	857
2/15/17	KRW	Goldman Sachs Bank USA	Buy	61,338,506	51,828	(1,018)
2/15/17	KRW	Goldman Sachs Bank USA	Buy	240,500,000	205,030	(5,811)
2/15/17	KRW	Goldman Sachs Bank USA	Sell	31,900,000	27,091	666
2/15/17	KRW	JPMorgan Chase Bank, N.A.	Sell	1,094,600,000	936,757	30,041
2/15/17	MXN	BNP Paribas	Buy	3,200,000	154,447	(1,015)
2/15/17	MXN	Citibank, N.A.	Buy	8,738,000	423,779	(4,814)
2/15/17	MXN	Citibank, N.A.	Sell	568,000	27,091	(143)
2/15/17	MXN	Credit Suisse Intl.	Sell	644,000	30,857	(21)
2/15/17	MXN	JPMorgan Chase Bank, N.A.	Buy	738,000	35,583	(197)
2/15/17	MYR	BNP Paribas	Buy	155,000	34,490	13
2/15/17	MYR	JPMorgan Chase Bank, N.A.	Buy	459,000	103,729	(1,554)
2/15/17	NOK	JPMorgan Chase Bank, N.A.	Sell	93,000	11,042	269
2/15/17	NZD	BNP Paribas	Sell	59,000	40,969	39
2/15/17	NZD	Goldman Sachs Bank USA	Buy	75,000	51,977	54
2/15/17	NZD	JPMorgan Chase Bank, N.A.	Sell	227,000	160,758	3,280
2/15/17	PLN	Citibank, N.A.	Sell	156,000	37,119	(130)
2/15/17	PLN	Goldman Sachs Bank USA	Buy	220,000	EUR 48,790	1,061
2/15/17	PLN	Goldman Sachs Bank USA	Sell	216,000	EUR 48,603	(304)
2/15/17	PLN	JPMorgan Chase Bank, N.A.	Buy	1,082,000	262,107	(3,746)
2/15/17	RUB	JPMorgan Chase Bank, N.A.	Sell	1,633,000	26,409	26
2/15/17	RUB	JPMorgan Chase Bank, N.A.	Sell	7,719,000	116,813	(7,895)
2/15/17	SEK	Goldman Sachs Bank USA	Buy	465,000	CHF 51,005	942
2/15/17	SEK	Goldman Sachs Bank USA	Sell	468,000	CHF 52,616	315
2/15/17	SEK	Goldman Sachs Bank USA	Sell	483,000	CHF 53,845	(125)
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Buy	13,074,000	1,432,700	6,151
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Sell	239,000	26,049	(254)
2/15/17	SEK	JPMorgan Chase Bank, N.A.	Sell	244,000	26,967	113
2/15/17	SGD	Citibank, N.A.	Sell	98,000	69,311	1,657
2/15/17	SGD	Goldman Sachs Bank USA	Buy	75,000	52,692	(916)
2/15/17	THB	JPMorgan Chase Bank, N.A.	Buy	1,539,000	43,009	(19)
2/15/17	THB	JPMorgan Chase Bank, N.A.	Sell	2,635,000	74,324	719
2/15/17	ZAR	BNP Paribas	Sell	741,000	52,079	(1,431)
2/15/17	ZAR	Citibank, N.A.	Sell	686,000	49,598	60
2/15/17	ZAR	JPMorgan Chase Bank, N.A.	Buy	198,000	14,134	165
2/15/17	ZAR	JPMorgan Chase Bank, N.A.	Sell	1,416,000	98,055	(4,198)
TOTAL FOREIGN CURRENCY CONTRACTS						$(280,214)

*Contract amount in U.S. Dollars unless otherwise noted

For the period, the average contract value for foreign currency contracts was $28,400,238. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty(2)	Fixed Payment Received/(Paid)	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1)%	EUR 1,700,000	$(8,790)	$0	$(8,790)
Carlsberg Breweries A/S		Dec. 2020	Citibank, N.A.	(1%)	EUR 600,000	(12,626)	(1,825)	(14,451)
Gas Natural Capital Markets SA		Jun. 2021	BNP Paribas	(1%)	EUR 300,000	(3,334)	294	(3,040)
Gas Natural Capital Markets SA		Dec. 2021	Credit Suisse International	(1)%	EUR 500,000	(4,057)	1,285	(2,772)
Santander Central Hispano Issuances Ltd		Dec. 2021	Citibank, N.A.	(1%)	EUR 250,000	18,623	(20,981)	(2,358)
Societe Generale		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 300,000	12,694	(12,444)	250
Societe Generale		Dec. 2021	Barclays Bank PLC	(1%)	EUR 1,000,000	52,998	(53,135)	(137)
Standard Chartered PLC		Jun. 2021	Credit Suisse International	(1%)	EUR 1,850,000	105,622	(166,516)	(60,894)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	EUR 650,000	37,110	(60,351)	(23,241)
TOTAL BUY PROTECTION						198,240	(313,673)	(115,433)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	EUR 1,700,000	8,805	0	8,805
Deutsche Bank AG	BB+	Dec. 2017	JPMorgan Chase Bank, N.A.	1%	EUR 525,000	(7,061)	15,951	8,890
Unicredit Spa	NR	Dec. 2021	Citibank, N.A.	1%	EUR 250,000	(30,378)	33,737	3,359
TOTAL SELL PROTECTION						(28,634)	49,688	21,054

TOTAL CREDIT DEFAULT SWAPS						$169,606	$(263,985)	$(94,379)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount for swaps in the aggregate was $6,623,084.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

CLP – Chilean peso

CZK – Czech koruna

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli shekel

JPY – Japanese yen

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PLN – Polish zloty (new)

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

ZAR – South African rand

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,145,353 or 2.3% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,123.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $78,123.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $1,845,895.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,139
Total	$5,139

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$20,492,665	$--	$20,492,665	$--
Foreign Government and Government Agency Obligations	24,638,964	--	24,638,964	--
Preferred Securities	3,141,404	--	3,141,404	--
Money Market Funds	1,575,736	1,575,736	--	--
Purchased Swaptions	28,444	--	28,444	--
Total Investments in Securities:	$49,877,213	$1,575,736	$48,301,477	$--
Derivative Instruments:
Assets
Foreign Currency Contracts	$188,119	$--	$188,119	$--
Futures Contracts	42,279	42,279	--	--
Swaps	235,852	--	235,852	--
Total Assets	$466,250	$42,279	$423,971	$--
Liabilities
Foreign Currency Contracts	$(468,333)	$--	$(468,333)	$--
Futures Contracts	(30,923)	(30,923)	--	--
Swaps	(66,246)	--	(66,246)	--
Total Liabilities	$(565,502)	$(30,923)	$(534,579)	$--
Total Derivative Instruments:	$(99,252)	$11,356	$(110,608)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$28,444	$0
Swaps(b)	235,852	(66,246)
Total Credit Risk	264,296	(66,246)
Foreign Exchange Risk
Foreign Currency Contracts(c)	188,119	(468,333)
Total Foreign Exchange Risk	188,119	(468,333)
Interest Rate Risk
Futures Contracts(d)	42,279	(30,923)
Total Interest Rate Risk	42,279	(30,923)
Total Value of Derivatives	$494,694	$(565,502)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
JPMorgan Chase Bank, N.A.	$128,312	$(42,352)	$--	$--	$85,960
Goldman Sachs Bank USA	76,347	(8,174)	--	--	68,173
Barclays Bank PLC	64,468	(359,170)	--	--	(294,702)
Citibank, N.A.	50,172	(51,333)	--	--	(1,161)
Credit Suisse Intl.	107,174	(9,118)	--	--	(98,056)
BNP Paribas	17,137	(55,642)	--	--	(38,505)
Centrally Cleared OTC Swaps	8,805	(8,790)	--	--	15
Exchange Traded Futures	42,279	(30,923)	--	--	11,356
Total	$494,694	$(565,502)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $52,423,976)	$48,301,477
Fidelity Central Funds (cost $1,575,736)	1,575,736
Total Investments (cost $53,999,712)		$49,877,213
Foreign currency held at value (cost $617,351)		607,229
Unrealized appreciation on foreign currency contracts		188,119
Receivable for fund shares sold		12,593
Interest receivable		659,951
Distributions receivable from Fidelity Central Funds		361
Bi-lateral OTC swaps, at value		227,047
Prepaid expenses		115
Receivable from investment adviser for expense reductions		25,500
Other receivables		181
Total assets		51,598,309
Liabilities
Payable for investments purchased	$27,168
Unrealized depreciation on foreign currency contracts	468,333
Payable for fund shares redeemed	40,062
Bi-lateral OTC swaps, at value	57,456
Accrued management fee	23,731
Distribution and service plan fees payable	3,669
Payable for daily variation margin for derivative instruments	3,112
Other affiliated payables	7,846
Other payables and accrued expenses	91,297
Total liabilities		722,674
Net Assets		$50,875,635
Net Assets consist of:
Paid in capital		$56,657,103
Distributions in excess of net investment income		(983,480)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(276,040)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,521,948)
Net Assets		$50,875,635
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,394,113 ÷ 416,626 shares)		$8.15
Maximum offering price per share (100/96.00 of $8.15)		$8.49
Class T:
Net Asset Value and redemption price per share ($2,543,852 ÷ 312,383 shares)		$8.14
Maximum offering price per share (100/96.00 of $8.14)		$8.48
Class C:
Net Asset Value and offering price per share ($2,828,141 ÷ 347,737 shares)(a)		$8.13
International Bond:
Net Asset Value, offering price and redemption price per share ($39,727,846 ÷ 4,875,704 shares)		$8.15
Class I:
Net Asset Value, offering price and redemption price per share ($2,381,683 ÷ 292,315 shares)		$8.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$248,950
Interest		1,501,347
Income from Fidelity Central Funds		5,139
Income before foreign taxes withheld		1,755,436
Less foreign taxes withheld		(21,262)
Total income		1,734,174
Expenses
Management fee	$324,872
Transfer agent fees	72,946
Distribution and service plan fees	47,946
Accounting fees and expenses	30,037
Custodian fees and expenses	10,197
Independent trustees' fees and expenses	261
Registration fees	67,234
Audit	114,945
Legal	786
Miscellaneous	19,317
Total expenses before reductions	688,541
Expense reductions	(191,866)	496,675
Net investment income (loss)		1,237,499
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(860,778)
Fidelity Central Funds	41
Foreign currency transactions	967,255
Futures contracts	(102,706)
Swaps	(5,596)
Total net realized gain (loss)		(1,784)
Change in net unrealized appreciation (depreciation) on: Investment securities	132,311
Assets and liabilities in foreign currencies	(587,951)
Futures contracts	20,276
Swaps	(87,247)
Total change in net unrealized appreciation (depreciation)		(522,611)
Net gain (loss)		(524,395)
Net increase (decrease) in net assets resulting from operations		$713,104

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,237,499	$1,262,250
Net realized gain (loss)	(1,784)	(4,317,312)
Change in net unrealized appreciation (depreciation)	(522,611)	(1,352,905)
Net increase (decrease) in net assets resulting from operations	713,104	(4,407,967)
Distributions to shareholders from net investment income	(567,219)	–
Distributions to shareholders from net realized gain	(500,034)	–
Return of capital	(154,471)	(1,555,676)
Total distributions	(1,221,724)	(1,555,676)
Share transactions - net increase (decrease)	1,091,705	(4,719,681)
Total increase (decrease) in net assets	583,085	(10,683,324)
Net Assets
Beginning of period	50,292,550	60,975,874
End of period	$50,875,635	$50,292,550
Other Information
Distributions in excess of net investment income end of period	$(983,480)	$(1,322,164)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.21	$9.11	$9.63	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.171	.170	.176	.177	.083
Net realized and unrealized gain (loss)	(.063)	(.854)	(.529)	(.549)	.334
Total from investment operations	.108	(.684)	(.353)	(.372)	.417
Distributions from net investment income	(.077)C	–	(.068)C	–	(.080)
Distributions from net realized gain	(.070)C	–	(.028)C	(.016)	(.137)
Return of capital	(.021)	(.216)	(.071)	(.182)	–
Total distributions	(.168)	(.216)	(.167)	(.198)	(.217)
Net asset value, end of period	$8.15	$8.21	$9.11	$9.63	$10.20
Total ReturnD,E,F	1.23%	(7.58)%	(3.75)%	(3.65)%	4.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.40%	1.42%	1.39%	1.36%	1.60%I
Expenses net of fee waivers, if any	1.02%	1.00%	1.00%	1.00%	1.00%I
Expenses net of all reductions	1.02%	1.00%	1.00%	1.00%	1.00%I
Net investment income (loss)	1.97%	1.99%	1.81%	1.81%	1.33%I
Supplemental Data
Net assets, end of period (000 omitted)	$3,394	$3,083	$3,152	$3,103	$2,768
Portfolio turnover rateJ	88%	94%	145%	223%	119%I

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.21	$9.11	$9.62	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.170	.171	.176	.177	.083
Net realized and unrealized gain (loss)	(.070)	(.854)	(.519)	(.558)	.334
Total from investment operations	.100	(.683)	(.343)	(.381)	.417
Distributions from net investment income	(.078)C	–	(.068)C	–	(.080)
Distributions from net realized gain	(.071)C	–	(.028)C	(.016)	(.137)
Return of capital	(.021)	(.217)	(.071)	(.183)	–
Total distributions	(.170)	(.217)	(.167)	(.199)	(.217)
Net asset value, end of period	$8.14	$8.21	$9.11	$9.62	$10.20
Total ReturnD,E,F	1.13%	(7.57)%	(3.65)%	(3.74)%	4.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.48%	1.49%	1.41%	1.36%	1.59%I
Expenses net of fee waivers, if any	1.03%	1.00%	1.00%	1.00%	1.00%I
Expenses net of all reductions	1.03%	1.00%	1.00%	1.00%	1.00%I
Net investment income (loss)	1.96%	1.99%	1.81%	1.81%	1.33%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,544	$2,353	$2,644	$3,045	$2,827
Portfolio turnover rateJ	88%	94%	145%	223%	119%I

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.20	$9.10	$9.62	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.105	.107	.103	.103	.036
Net realized and unrealized gain (loss)	(.068)	(.852)	(.528)	(.543)	.326
Total from investment operations	.037	(.745)	(.425)	(.440)	.362
Distributions from net investment income	(.048)C	–	(.033)C	–	(.035)
Distributions from net realized gain	(.046)C	–	(.022)C	(.016)	(.137)
Return of capital	(.013)	(.155)	(.040)	(.114)	–
Total distributions	(.107)	(.155)	(.095)	(.130)	(.172)
Net asset value, end of period	$8.13	$8.20	$9.10	$9.62	$10.19
Total ReturnD,E,F	.40%	(8.25)%	(4.47)%	(4.32)%	3.62%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.22%	2.25%	2.17%	2.12%	2.35%I
Expenses net of fee waivers, if any	1.78%	1.75%	1.75%	1.75%	1.75%I
Expenses net of all reductions	1.78%	1.75%	1.75%	1.75%	1.75%I
Net investment income (loss)	1.21%	1.24%	1.06%	1.06%	.58%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,828	$2,513	$2,713	$2,823	$2,797
Portfolio turnover rateJ	88%	94%	145%	223%	119%I

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$9.11	$9.63	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.192	.193	.200	.203	.099
Net realized and unrealized gain (loss)	(.071)	(.844)	(.531)	(.551)	.333
Total from investment operations	.121	(.651)	(.331)	(.348)	.432
Distributions from net investment income	(.087)C	–	(.078)C	–	(.095)
Distributions from net realized gain	(.080)C	–	(.030)C	(.016)	(.137)
Return of capital	(.024)	(.239)	(.081)	(.206)	–
Total distributions	(.191)	(.239)	(.189)	(.222)	(.232)
Net asset value, end of period	$8.15	$8.22	$9.11	$9.63	$10.20
Total ReturnD,E	1.37%	(7.22)%	(3.53)%	(3.41)%	4.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.11%	1.06%	1.07%	1.26%H
Expenses net of fee waivers, if any	.77%	.75%	.75%	.75%	.75%H
Expenses net of all reductions	.77%	.75%	.75%	.75%	.75%H
Net investment income (loss)	2.22%	2.24%	2.06%	2.06%	1.59%H
Supplemental Data
Net assets, end of period (000 omitted)	$39,728	$40,118	$50,257	$46,347	$87,752
Portfolio turnover rateI	88%	94%	145%	223%	119%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Bond Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$8.21	$9.11	$9.63	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.191	.193	.201	.201	.099
Net realized and unrealized gain (loss)	(.060)	(.854)	(.532)	(.549)	.333
Total from investment operations	.131	(.661)	(.331)	(.348)	.432
Distributions from net investment income	(.087)C	–	(.078)C	–	(.095)
Distributions from net realized gain	(.080)C	–	(.030)C	(.016)	(.137)
Return of capital	(.024)	(.239)	(.081)	(.206)	–
Total distributions	(.191)	(.239)	(.189)	(.222)	(.232)
Net asset value, end of period	$8.15	$8.21	$9.11	$9.63	$10.20
Total ReturnD,E	1.50%	(7.33)%	(3.53)%	(3.41)%	4.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.12%	1.08%	1.34%H
Expenses net of fee waivers, if any	.77%	.75%	.75%	.75%	.75%H
Expenses net of all reductions	.77%	.75%	.75%	.75%	.75%H
Net investment income (loss)	2.22%	2.24%	2.06%	2.06%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,382	$2,226	$2,210	$2,627	$2,664
Portfolio turnover rateI	88%	94%	145%	223%	119%H

 A For the period May 22, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity International Bond Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, closed foreign currency contracts, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency including foreign currency contracts, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed long-term capital gain which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2016 and December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,070,809
Gross unrealized depreciation	(7,347,679)
Net unrealized appreciation (depreciation) on securities	$(4,276,870)
Tax Cost	$54,154,083

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(4,454,284)

The Fund intends to elect to defer to its next fiscal year $1,231,004 of ordinary losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$986,176	$–
Long-term Capital Gains	81,077	–
Return of Capital	154,471	1,555,676
Total	$1,221,724	$ 1,555,676

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, foreign currency contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(109,353)	$(22,943)
Swaps	(5,596)	(87,247)
Total Credit Risk	(114,949)	(110,190)
Foreign Exchange Risk
Foreign Currency Contracts	969,530	(566,397)
Interest Rate Risk
Futures Contracts	(102,706)	20,276
Totals	$751,875	$(656,311)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Foreign Currency Contracts. Foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on foreign currency contracts during the period is included in the Statement of Operations as part of net realized gain (loss) on foreign currency transactions and change in unrealized gain (loss) on assets and liabilities in foreign currencies, respectively.

Any open foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $48,101,155 and $48,289,073, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,016	$4,769
Class T	-%	.25%	6,843	4,851
Class C	.75%	.25%	30,087	21,345
			$47,946	$30,965

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$526
Class T	249
Class C(a)	387
$1,162

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$8,109.18
Class T	7,024.26
Class C	7,476.25
International Bond	46,672.10
Class I	3,665.16
	$ 72,946

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,000.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $151 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$16,308
Class T	1.00%	12,198
Class C	1.75%	13,076
International Bond	.75%	134,416
Class I	.75%	8,255
		$184,253

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $70.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,543.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$38,941	$–
Class T	23,966	–
Class C	16,591	–
International Bond	463,986	–
Class I	23,735	–
Total	$567,219	$–
From net realized gain
Class A	$32,835	$–
Class T	22,934	–
Class C	16,243	–
International Bond	405,753	–
Class I	22,269	–
Total	$500,034	$–
From return of capital
Class A	$10,305	$92,680
Class T	6,769	64,148
Class C	4,439	47,688
International Bond	126,276	1,289,946
Class I	6,682	61,214
Total	$154,471	$1,555,676

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	394,611	831,352	$3,443,085	$7,041,814
Reinvestment of distributions	9,425	10,804	81,398	92,088
Shares redeemed	(362,839)	(812,855)	(3,147,209)	(6,818,534)
Net increase (decrease)	41,197	29,301	$377,274	$315,368
Class T
Shares sold	77,711	23,721	$673,710	$205,999
Reinvestment of distributions	6,244	7,477	53,588	63,952
Shares redeemed	(58,204)	(34,890)	(495,829)	(297,222)
Net increase (decrease)	25,751	(3,692)	$231,469	$(27,271)
Class C
Shares sold	106,329	72,437	$918,656	$622,644
Reinvestment of distributions	4,321	5,503	36,944	47,135
Shares redeemed	(69,259)	(69,795)	(599,707)	(593,393)
Net increase (decrease)	41,391	8,145	$355,893	$76,386
International Bond
Shares sold	2,108,249	1,426,843	$18,420,170	$12,415,575
Reinvestment of distributions	111,198	144,614	957,925	1,238,087
Shares redeemed	(2,226,369)	(2,204,434)	(19,420,015)	(18,982,840)
Net increase (decrease)	(6,922)	(632,977)	$(41,920)	$(5,329,178)
Class I
Shares sold	62,624	24,646	$527,862	$210,959
Reinvestment of distributions	6,009	7,163	51,600	61,214
Shares redeemed	(47,386)	(3,262)	(410,473)	(27,159)
Net increase (decrease)	21,247	28,547	$168,989	$245,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 56% of the total outstanding shares of the Fund.

12. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, bank agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Mark D. Flaherty (1969)

Year of Election or Appointment: 2016

Vice President

Mr. Flaherty also serves as Vice President of other funds. Mr. Flaherty serves as Co-Chief Executive Officer of FMR Investment Management (UK) Limited (2015–present), Chief Investment Officer, UK Fixed Income (2012–present) and is an employee of Fidelity Investments (1999–present). Mr. Flaherty also serves as a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm) and subsequently FMR Investment Management (UK) Limited (investment adviser firm) (2012–present). Previously, Mr. Flaherty served as Managing Director, Research for Fidelity Investments (2005–2012) and President and Chief Executive Officer of Fidelity Management & Research (U.K.) Inc. (2013-2015).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	1.00%
Actual		$1,000.00	$931.90	$4.86
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class T	1.00%
Actual		$1,000.00	$931.00	$4.85
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class C	1.75%
Actual		$1,000.00	$926.80	$8.48
Hypothetical-C		$1,000.00	$1,016.34	$8.87
International Bond	.75%
Actual		$1,000.00	$932.40	$3.64
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class I	.75%
Actual		$1,000.00	$932.40	$3.64
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $103,400, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $14,327 of distributions paid during the period January 1, 2016 to December 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended January 31, 2016, and as a result, the Board will continue to discuss with FMR the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity International Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class C and Class I ranked equal to the competitive median for 2015.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AIBZ-ANN-0217
1.939022.104

Fidelity Advisor® Intermediate Municipal Income Fund -

Class A, Class T, Class C and Class I

Annual Report

December 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Intermediate Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(4.32)%	1.28%	2.88%
Class T (incl. 4.00% sales charge)	(4.29)%	1.31%	2.90%
Class C (incl. contingent deferred sales charge)	(2.05)%	1.34%	2.52%
Class I	(0.09)%	2.36%	3.55%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Intermediate Municipal Income Fund - Class A on December 31, 2006, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$13,285	Fidelity Advisor® Intermediate Municipal Income Fund - Class A
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modestly negative returns, roughly in line, net of fees, with the 0.01% return the Bloomberg Barclays 1-17 Year Municipal Bond Index. The portfolio managers continued to focus on longer-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund’s yield curve positioning boosted performance versus the Bloomberg Barclays 1-17 year index. Specifically, larger-than-benchmark exposure to bonds 17 years and longer—offset with cash to maintain duration neutrality--was helpful. Relative performance also was helped by the advance refunding of some holdings. Such refinancings usually result in price gains for bondholders as the bonds’ maturities shorten and their credit quality improves. The fund further benefited from larger-than-index exposure to healthcare bonds, which outperformed higher-quality securities. In contrast, overweighting Illinois state-backed and related credits hurt, as the state continued to struggle to balance its budget. In addition, an overweighting in bonds issued by Chicago and related entities detracted. These securities were hurt by worries about the unfunded pension challenges of Chicago and its Public School system, coupled with the state’s budget challenges.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen succeeded Jamie Pagliocco as Co-Manager of the fund, joining Co-Managers Kevin Ramundo and Mark Sommer.

Investment Summary (Unaudited)

Top Five States as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	13.7	13.7
Florida	13.2	12.8
Texas	10.9	10.6
California	7.3	8.1
New York	7.0	8.7

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	35.5	37.4
Health Care	15.5	13.0
Transportation	10.4	12.8
Escrowed/Pre-Refunded	9.8	10.3
Electric Utilities	9.1	9.3

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	5.6%
AA,A	70.6%
BBB	10.5%
BB and Below	1.1%
Not Rated	3.1%
Short-Term Investments and Net Other Assets	9.1%

As of June 30, 2016
AAA	6.5%
AA,A	71.9%
BBB	9.5%
BB and Below	1.8%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	7.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 89.8%
	Principal Amount (000s)	Value (000s)
Alabama - 1.1%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	2,800	3,022
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$6,050	$7,023
5% 3/1/30	6,305	7,264
5% 3/1/31	6,320	7,249
5% 3/1/32	5,075	5,795
5% 3/1/33	7,380	8,389
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.65%, tender 3/20/17 (b)	4,900	4,905
Montgomery Med. Clinic Facilities:
5% 3/1/26	2,000	2,252
5% 3/1/27	4,030	4,467
5% 3/1/28	4,350	4,796
5% 3/1/29	3,570	3,913
5% 3/1/30	4,305	4,680

TOTAL ALABAMA		63,755

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,450	8,347
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,800	8,718

TOTAL ALASKA		17,065

Arizona - 2.3%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/17 (FSA Insured)	10,000	10,284
5% 10/1/18 (FSA Insured)	2,500	2,651
5.25% 10/1/20 (FSA Insured)	6,695	7,347
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D:
5.5% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	6,300	6,574
6% 1/1/27 (Pre-Refunded to 1/1/18 @ 100)	1,400	1,468
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	15,000	16,105
Glendale Gen. Oblig. Series 2015, 4% 7/1/21 (FSA Insured)	2,210	2,406
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health Network Proj.) Series 2007, 5% 12/1/32 (Pre-Refunded to 12/1/17 @ 100)	1,360	1,408
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	8,000	9,250
5% 7/1/28	7,470	8,570
5% 7/1/29	8,140	9,293
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,820	2,137
5% 7/1/25 (FSA Insured)	2,125	2,502
5% 7/1/26 (FSA Insured)	3,670	4,285
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
4% 1/1/24	6,500	7,139
5% 1/1/22	2,500	2,835
5% 1/1/23	5,000	5,748
5% 1/1/24	2,050	2,382
5% 1/1/25	7,785	9,113
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	800	720
6% 1/1/48 (c)	2,855	2,548
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	2,100	2,187
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,785	2,005
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,171
Series 2011 C, 5% 7/1/21	1,000	1,139
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	8,091
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.9%, tender 2/1/17 (b)(d)	1,380	1,380
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,387
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	2,000	2,266
Series 2012 A:
5% 7/1/22	500	576
5% 7/1/23	1,100	1,260

TOTAL ARIZONA		137,227

California - 7.3%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,889
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,160	2,524
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (b)	6,800	6,808
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,500
5% 12/1/29	4,865	5,522
California Econ. Recovery Series 2009 A:
5% 7/1/18 (Escrowed to Maturity)	1,030	1,089
5% 7/1/18 (Escrowed to Maturity)	3,480	3,680
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
5% 3/1/19	1,470	1,537
5% 11/1/22 (Pre-Refunded to 11/1/17 @ 100)	2,800	2,893
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	10,643
6% 3/1/33	12,375	13,995
6% 4/1/38	7,500	8,188
6% 11/1/39	35,800	39,897
6.5% 4/1/33	150	166
California Health Facilities Fing. Auth. Rev.:
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	109
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,300	5,782
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,627
Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 2.52%, tender 1/5/17 (b)	4,500	4,502
Series 2011 D, 5% 8/15/35	3,000	3,341
California Muni. Fin. Auth. Rev. Series 2017 A:
5.25% 11/1/29 (e)	330	360
5.25% 11/1/31 (e)	1,040	1,123
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.9%, tender 2/1/17 (b)(c)(d)	55,500	55,489
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24 (Pre-Refunded to 10/1/21 @ 100)	4,345	5,016
(Various Cap. Projs.):
Series 2009 G1, 5.25% 10/1/17	15,275	15,745
Series 2011 A:
5.25% 10/1/24	4,000	4,544
5.25% 10/1/25	4,000	4,540
Series 2012 A:
5% 4/1/22	2,100	2,401
5% 4/1/23	5,000	5,673
Series 2012 G:
5% 11/1/23	1,000	1,146
5% 11/1/24	1,000	1,145
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/20	3,250	3,634
5% 12/1/21	2,500	2,846
Series 2009 G1, 5.75% 10/1/30	2,100	2,314
Series 2009 I, 6.125% 11/1/29 (Pre-Refunded to 11/1/19 @ 100)	1,300	1,466
Series 2010 A, 5.75% 3/1/30	4,100	4,570
California Statewide Cmntys. Dev. Auth. Series 2016, 5% 5/15/18	1,000	1,040
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	671
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Pre-Refunded to 7/1/18 @ 100)	1,815	1,918
5% 7/1/22 (Pre-Refunded to 7/1/18 @ 100)	3,155	3,334
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	5,000	5,616
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,460
Series 2010 C, 5.25% 8/1/39 (Pre-Refunded to 8/1/20 @ 100)	3,700	4,156
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,429
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	10,000	11,721
Los Angeles Unified School District Series 2004 J, 5% 1/1/17	10,000	10,000
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	1,780	1,954
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds:
Series 2011 A1, 0.88%, tender 1/5/17 (b)	12,000	11,999
Series 2011 A3, 0.88%, tender 1/5/17 (b)	11,100	11,099
Series 2016, 0.84%, tender 1/5/17 (b)	11,200	11,201
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,124
5% 7/1/23	3,800	4,261
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,283
5% 7/1/20	2,000	2,159
5% 7/1/21	1,500	1,617
5% 7/1/22	2,250	2,423
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	1,485	1,626
Oakland Unified School District Alameda County:
Series 2013, 6.25% 8/1/28	1,860	2,202
Series 2015 A:
5% 8/1/26 (FSA Insured)	3,500	4,189
5% 8/1/28	1,000	1,185
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,691
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (d)	5,000	5,640
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,160	1,284
5% 9/1/28	1,600	1,755
5% 9/1/32	1,685	1,832
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,115	2,112
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	784
5.25% 7/1/21	700	801
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	3,790
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	9,121
5.25% 8/1/26	2,200	2,375
5.5% 8/1/20	2,000	2,190
Series 2009 B, 5% 8/1/18	7,355	7,775
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,192
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5% 5/15/22 (Pre-Refunded to 5/15/19 @ 100)	2,000	2,168
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,600	1,321
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	1,704
0% 8/1/37	2,000	842
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.) Series 2007 C, 5.75% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	5,000	5,137
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,766
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (Pre-Refunded to 8/1/18 @ 100)	10,600	11,333
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,201
Univ. of California Revs.:
Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,055	1,148
Series O, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	305	332
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,500	4,094
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	8,964

TOTAL CALIFORNIA		430,918

Colorado - 0.5%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,500	7,197
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	9,739
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (b)	7,585	8,381
E-470 Pub. Hwy. Auth. Rev. Series 2010 A:
0% 9/1/35	2,000	870
0% 9/1/37	3,000	1,173
0% 9/1/38	3,760	1,390

TOTAL COLORADO		28,750

Connecticut - 0.9%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	4,965	5,164
Series 2012 E, 5% 9/15/23	3,000	3,399
Series 2013 A, 1.06% 3/1/17 (b)	1,600	1,600
Series 2016 A:
4% 3/15/18	21,100	21,724
5% 3/15/26	3,030	3,538
Series 2016 E, 5% 10/15/29	15,000	17,333

TOTAL CONNECTICUT		52,758

Delaware - 0.1%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	4,700	5,159
Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,389
5% 1/1/24	1,270	1,472
5% 1/1/25	2,750	3,192

TOTAL DELAWARE, NEW JERSEY		8,053

District Of Columbia - 0.3%
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,180
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2007 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/17 @ 100)	7,900	8,160

TOTAL DISTRICT OF COLUMBIA		15,340

Florida - 13.2%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,300	3,771
5% 7/1/30	7,455	8,390
Series 2015 C, 5% 7/1/24	3,000	3,492
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,100	3,501
Series A:
5% 10/1/29 (d)	4,210	4,709
5% 10/1/31 (d)	3,000	3,312
5% 10/1/32 (d)	4,000	4,401
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/21	5,380	6,033
5% 7/1/22	5,000	5,695
5% 7/1/25	5,635	6,384
5% 7/1/26	24,585	27,786
Series 2015 A:
5% 7/1/26	11,500	13,334
5% 7/1/27	9,165	10,545
5% 7/1/28	4,000	4,583
Series 2015 B:
5% 7/1/25	2,160	2,524
5% 7/1/26	11,670	13,531
5% 7/1/27	7,900	9,089
5% 7/1/28	13,510	15,478
Series 2016, 5% 7/1/32	2,500	2,831
Citizens Property Ins. Corp. Series 2011 A1, 5% 6/1/18	2,000	2,097
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,475
5% 12/1/23	2,245	2,546
5% 12/1/24	2,365	2,681
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,385	5,091
5% 7/1/28	1,000	1,156
5% 7/1/30	6,630	7,569
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29 (Pre-Refunded to 6/1/17 @ 101)	3,400	3,487
Series 2009 D, 5% 6/1/21	2,780	3,031
Series 2011 C:
5% 6/1/20	12,380	13,735
5% 6/1/22	10,000	11,300
Series 2011 E, 5% 6/1/24	5,000	5,638
Series A, 5.5% 6/1/38	1,800	1,917
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	4,900	5,437
Florida Gen. Oblig. (Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/28 (Pre-Refunded to 7/1/17 @ 101)	3,375	3,482
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,600	3,958
5% 10/1/28	5,000	5,458
5% 10/1/29	2,725	2,958
5% 10/1/30	2,475	2,669
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,830	2,145
5% 10/1/31	2,000	2,328
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	13,934
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,252
Series 2015 B:
5% 10/1/24	1,000	1,169
5% 10/1/27	1,500	1,769
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,280	1,454
5% 6/1/35	2,500	2,750
5% 6/1/46	2,340	2,544
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I:
5% 11/15/17	2,600	2,688
5% 11/15/18	2,000	2,134
Series 2008 B, 6% 11/15/37	12,000	13,275
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (d)	1,360	1,495
5% 9/1/21 (d)	1,300	1,447
5% 9/1/22 (d)	1,650	1,855
5% 9/1/23 (d)	2,000	2,268
5% 9/1/24 (d)	2,200	2,504
5% 9/1/25 (d)	2,215	2,534
5% 9/1/26 (d)	2,265	2,601
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	4,223
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,670	3,100
5% 7/1/25	2,000	2,339
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	2,021
5% 9/1/22	2,270	2,471
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,596
5% 10/1/23	5,320	6,165
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	1,920
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,158
5% 6/1/26 (FSA Insured)	1,800	2,068
5% 6/1/28 (FSA Insured)	500	566
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,190
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,189
Series 2012 A:
5% 10/1/22 (d)	3,000	3,370
5% 10/1/24 (d)	10,000	11,209
5% 10/1/24	2,165	2,459
Series 2014 A:
5% 10/1/27 (d)	1,325	1,481
5% 10/1/29 (d)	2,805	3,086
5% 10/1/33 (d)	5,600	6,004
5% 10/1/37	7,400	8,110
Series 2015 A, 5% 10/1/35 (d)	2,500	2,660
Series 2016 A:
5% 10/1/30	2,500	2,890
5% 10/1/31	1,000	1,150
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,250	2,546
Series 2016:
5% 10/1/28	5,545	6,389
5% 10/1/29	4,105	4,700
5% 10/1/30	7,430	8,454
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,869
Series 2014 A, 5% 7/1/44	2,900	3,158
Series A:
5% 7/1/31	1,500	1,722
5% 7/1/32	3,980	4,545
5% 7/1/33	3,300	3,751
5% 7/1/34	1,000	1,131
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	4,075	4,780
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	7,940
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,680	13,491
5% 11/1/25	12,235	14,179
5% 11/1/26	7,950	9,159
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,220	4,929
Series 2015 B, 5% 5/1/28	13,690	15,693
Series 2015 D, 5% 2/1/30	6,500	7,328
Series 2016 A:
5% 8/1/27	7,560	8,803
5% 5/1/31	19,770	22,584
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,250	1,404
5% 7/1/42	1,675	1,835
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	8,533
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	2,210	2,326
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	5,839
5.75% 10/1/43	535	562
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,415
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	4,923
Series 2012 A, 5% 10/1/42	12,650	13,664
Series 2012 B, 5% 10/1/42	5,200	5,617
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,299
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26	4,000	4,546
Series 2015 C, 5% 8/1/29	7,000	8,074
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,203
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,638
5% 10/1/20	3,500	3,911
Series 2012 A:
5% 10/1/23	1,700	1,999
5% 10/1/25	900	1,083
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/17	1,785	1,826
5% 8/1/25	3,200	3,773
Series 2015 B:
5% 8/1/25	1,625	1,913
5% 8/1/27	8,285	9,617
5% 8/1/28	5,485	6,340
Series 2015 D:
5% 8/1/26	24,065	28,094
5% 8/1/27	10,910	12,665
5% 8/1/28	3,730	4,311
5% 8/1/26	10,460	12,211
Palm Beach County Solid Waste Auth. Rev.:
Series 2009:
5.25% 10/1/18	12,055	12,858
5.25% 10/1/18 (Escrowed to Maturity)	2,945	3,144
Series 2011, 5% 10/1/24	8,600	9,723
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (b)	5,200	5,437
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	2,000	2,267
5% 7/1/27	4,255	4,783
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	2,000	2,317
5% 7/1/24	1,750	2,041
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	4,000	4,551
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	2,907
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/19	530	570
5% 12/1/20	100	109
5% 12/1/21	800	882
Series 2015 A, 5% 12/1/40	1,800	1,878
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,639
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/17 (FSA Insured) (d)	5,965	6,132
5% 10/1/18 (FSA Insured) (d)	10,515	11,139
5% 10/1/19 (FSA Insured) (d)	5,965	6,449
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,104
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	5,000	5,649

TOTAL FLORIDA		784,996

Georgia - 2.2%
Atlanta Arpt. Rev. Series 2014 C, 5% 1/1/18 (d)	1,600	1,657
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	1,000	1,181
5% 11/1/29	2,500	2,924
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997, 2.375%, tender 8/10/17 (b)	3,300	3,316
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 1.75%, tender 6/1/17 (b)	1,600	1,602
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,363
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,413
6.125% 9/1/40	7,190	7,837
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,696
Fulton County Facilities Corp. Ctfs. of Prtn. (Gen. Purp. Proj.) Series 2009:
5% 11/1/18	6,000	6,387
5% 11/1/19	3,000	3,266
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Prerefunded Proj.) Series 2008 D, 5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	8,510	9,086
(Proj. One) Series 2008 A:
5.25% 1/1/18	7,500	7,805
5.25% 1/1/20	1,625	1,788
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19	2,990	3,183
Series 2005 V, 6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	410	414
Series 2011 A, 5% 1/1/21	9,000	10,034
Series GG:
5% 1/1/22	3,000	3,421
5% 1/1/24	3,625	4,183
5% 1/1/25	1,250	1,433
5% 1/1/26	5,000	5,703
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,650
Series Q, 5% 10/1/22	2,000	2,300
Series S:
5% 10/1/22	1,275	1,466
5% 10/1/24	2,425	2,771
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	11,600	12,582
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (b)	6,785	6,777
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	11,000	11,897

TOTAL GEORGIA		129,135

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (d)	4,060	4,371
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	3,848

TOTAL HAWAII		8,219

Idaho - 0.1%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	2,700	2,930
6.75% 11/1/37	2,600	2,821
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,600	1,747

TOTAL IDAHO		7,498

Illinois - 13.7%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,611
Series 2009 D:
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,635	2,729
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,135
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,345
Series 2010 F:
5% 12/1/20	1,060	943
5% 12/1/31	20,215	16,672
Series 2011 A:
5% 12/1/41	2,135	1,722
5.5% 12/1/39	5,900	4,671
Series 2012 A, 5% 12/1/42	1,935	1,500
Series 2015 C, 5.25% 12/1/39	1,500	1,202
Series 2016 B, 6.5% 12/1/46	700	640
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	15,605
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	190	190
5.25% 1/1/30	12,000	11,456
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (d)	6,500	6,934
Series 2014 B:
5% 1/1/19	350	373
5% 1/1/22	1,000	1,125
5% 1/1/24	3,330	3,813
Series 2016 A:
5% 1/1/29 (d)	2,220	2,459
5% 1/1/30 (d)	3,390	3,724
5% 1/1/31 (d)	2,500	2,731
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D:
5.25% 1/1/18 (d)	750	778
5.25% 1/1/19 (d)	5,125	5,438
Series 2011 B, 5% 1/1/20	4,430	4,820
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,475	17,119
Series 2012 A, 5% 1/1/22	1,750	1,961
Series 2012 B:
4% 1/1/17 (d)	6,300	6,300
5% 1/1/22 (d)	7,000	7,706
Series 2016 C:
5% 1/1/22	2,220	2,488
5% 1/1/23	1,400	1,591
5% 1/1/24	1,500	1,721
5% 1/1/25	2,250	2,604
5% 1/1/26	2,000	2,332
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,700	1,764
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,420
Chicago Wtr. Rev. Series 2008, 5.25% 11/1/33	5,200	5,427
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,099
5% 12/15/24	1,000	1,098
Series 2012 C, 5% 12/15/25	2,120	2,326
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	19,323
Series 2010 G, 5% 11/15/25	2,940	3,131
Series 2011 A, 5.25% 11/15/24	1,500	1,638
Series 2012 C:
5% 11/15/22	2,060	2,273
5% 11/15/23	4,980	5,478
5% 11/15/24	18,655	20,290
5% 11/15/25 (FSA Insured)	520	577
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,778
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	2,700	2,678
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,665
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	24,684
Illinois Edl. Facilities Auth. Rev. Bonds Series 2001 B3, 0.5%, tender 3/7/17 (b)	9,000	8,988
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	2,861
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	5,200	5,624
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,840	7,273
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	8,813
5% 5/15/19	3,940	4,225
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,060	2,343
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,395	7,324
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	14,655	15,029
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,545
Bonds Series E, 5%, tender 5/1/17 (b)	2,000	2,026
Series 2008 A, 5.625% 1/1/37	21,070	21,699
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	3,135	3,415
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	5,865	6,489
Series 2009:
5% 8/15/23	3,125	3,431
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,575	1,757
6.875% 8/15/38 (Pre-Refunded to 8/15/19 @ 100)	325	368
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	12,915	14,681
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,145	2,392
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,440	1,616
Series 2012 A, 5% 5/15/23	1,480	1,656
Series 2012:
5% 9/1/32	8,100	8,569
5% 9/1/38	10,910	11,234
5% 11/15/43	3,265	3,474
Series 2013:
5% 11/15/26	2,675	2,986
5% 11/15/29	805	889
5% 5/15/43	7,800	8,211
Series 2015 A:
5% 11/15/21	400	453
5% 11/15/27	1,045	1,173
5% 11/15/28	1,250	1,395
5% 11/15/29	1,885	2,093
5% 11/15/32	3,475	3,808
5% 11/15/45	2,090	2,235
Series 2015 C:
5% 8/15/35	6,100	6,490
5% 8/15/44	29,100	30,254
Series 2016 A:
5% 2/15/24	1,500	1,712
5% 2/15/25	1,000	1,148
5% 2/15/26	1,500	1,723
5% 7/1/30	2,620	2,969
5% 8/15/33	3,300	3,470
5% 7/1/36	3,175	3,516
Series 2016 C:
4% 2/15/36	2,300	2,003
5% 2/15/32	10,540	10,964
5% 2/15/33	5,000	5,176
5% 2/15/41	10,915	11,009
Series 2016:
5% 5/15/28	2,450	2,739
5% 5/15/29	1,350	1,500
5% 11/15/26	3,025	3,441
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/17	1,055	1,055
5% 1/1/18	9,600	9,835
5% 1/1/19	3,200	3,301
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	12,709
Series 2012 A, 5% 1/1/33	3,600	3,511
Series 2012:
5% 8/1/19	4,475	4,634
5% 3/1/20	3,280	3,398
5% 3/1/21	2,750	2,855
5% 8/1/21	1,600	1,661
5% 3/1/22	5,000	5,174
5% 8/1/22	6,600	6,827
5% 8/1/23	3,410	3,496
Series 2013, 5.5% 7/1/38	4,000	4,061
Series 2014:
5% 2/1/27	2,665	2,690
5% 4/1/28	2,130	2,141
5% 5/1/28	910	914
5% 5/1/32	2,500	2,447
5% 5/1/33	6,600	6,434
5.25% 2/1/31	10,500	10,580
Series 2016:
5% 6/1/25	7,845	7,985
5% 6/1/26	1,065	1,076
5% 2/1/27	7,630	7,666
5% 2/1/28	6,145	6,193
5% 2/1/29	5,770	5,779
5% 2/1/26	2,260	2,294
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/28	10,000	11,420
Illinois Sales Tax Rev. Series 2013, 5% 6/15/25	13,360	15,158
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/40	12,700	13,903
Series 2016 B, 5% 1/1/41	20,000	22,031
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	6,048
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,800
0% 12/1/18 (Escrowed to Maturity)	595	578
5% 1/1/26	8,920	10,206
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,745
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	6,436
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,420	6,006
0% 1/15/25	7,735	6,019
0% 1/15/26	5,815	4,350
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,671
5% 2/1/27	6,000	6,938
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,415	1,255
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	2,872
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,340	5,477
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	4,254
0% 6/15/44 (FSA Insured)	37,400	9,541
0% 6/15/47 (FSA Insured)	3,755	818
Series 2012 B, 0% 12/15/51	48,500	6,804
Series 2002 A:
0% 12/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,235	3,219
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	29,205	13,204
0% 12/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,855	3,353
0% 6/15/17 (Escrowed to Maturity)	485	483
0% 6/15/17 (Escrowed to Maturity)	1,175	1,170
0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,580	1,566
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	420	432
5% 10/1/17 (Escrowed to Maturity)	580	597
5% 10/1/19 (Pre-Refunded to 10/1/17 @ 100)	845	869
5% 10/1/19 (Pre-Refunded to 10/1/17 @ 100)	630	648
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,670	2,925
Series 2013:
6% 10/1/42	3,900	4,418
6.25% 10/1/38	3,900	4,508
Will County Cmnty. Unit School District #365-U 0% 11/1/17 (FSA Insured)	1,300	1,281

TOTAL ILLINOIS		809,995

Indiana - 2.9%
Crown Point Multi-School Bldg. Corp. (Crown Point Cmnty. School Corp. Proj.) Series 2000, 0% 1/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,850	6,726
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,380	13,032
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32	4,200	4,452
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,577
Indiana Fin. Auth. Rev.:
(Trinity Health Cr. Group Proj.) Series 2009 A, 5% 12/1/17	855	885
Series 2012:
5% 3/1/22	1,000	1,107
5% 3/1/23	1,500	1,672
5% 3/1/30	1,050	1,137
5% 3/1/41	5,310	5,715
Series 2015, 5% 3/1/36	8,300	8,974
Series 2016:
5% 9/1/25	1,000	1,141
5% 9/1/26	1,000	1,145
5% 9/1/29	500	562
5% 9/1/36	2,150	2,342
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,165	2,481
Series 2015 A:
5% 10/1/26	2,475	2,942
5% 10/1/28	1,180	1,385
Series 2011 A, 5.25% 10/1/24	4,025	4,551
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001:
1.6%, tender 2/1/17 (b)	30	30
1.6%, tender 2/1/17 (b)	5,870	5,874
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	1,000	1,136
5% 1/1/25	1,000	1,131
5% 1/1/26	2,745	3,104
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A:
0% 6/1/17 (AMBAC Insured)	3,000	2,987
0% 12/1/17 (AMBAC Insured)	1,470	1,455
0% 6/1/18 (AMBAC Insured)	1,740	1,708
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,310	9,226
5% 10/1/21	5,500	6,216
Series 2016 A:
5% 10/1/24	10,900	12,615
5% 10/1/25	11,740	13,650
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,587
5% 7/15/22	1,000	1,146
5% 7/15/23	2,700	3,115
5% 7/15/24	4,185	4,815
5% 7/15/25	4,330	4,958
Wayne Township Marion County School Bldg. Corp. Series 2007, 5.5% 7/15/27 (Pre-Refunded to 1/15/17 @ 100)	2,295	2,298
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (b)(d)	29,770	33,248

TOTAL INDIANA		174,125

Iowa - 0.0%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,685	1,692
Kansas - 0.3%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	312
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20	1,110	1,189
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,086
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/17 (Escrowed to Maturity)	5,000	5,166
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,160
5% 9/1/24	4,415	4,979
Series 2012 B, 5% 9/1/24	1,500	1,692
Series 2016 A:
5% 9/1/30	1,000	1,141
5% 9/1/32	1,150	1,301

TOTAL KANSAS		18,026

Kentucky - 2.1%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,400	1,443
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	825	950
5% 1/1/26	600	695
5% 1/1/29	1,600	1,821
5% 1/1/30	1,675	1,892
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2010 A, 6% 6/1/30	1,750	1,868
Series 2015 A:
5% 6/1/25	1,775	1,970
5% 6/1/26	1,870	2,061
5% 6/1/27	1,965	2,155
5% 6/1/28	2,065	2,254
5% 6/1/29	2,170	2,356
5% 6/1/30	2,280	2,462
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,399
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,880	11,468
Series 2008:
5.75% 11/1/23	1,395	1,502
5.75% 11/1/23 (Pre-Refunded to 11/1/18 @ 100)	10,605	11,448
Series 2016 A:
5% 2/1/29	5,720	6,535
5% 2/1/30	5,840	6,623
5% 2/1/32	2,295	2,580
5% 2/1/33	2,850	3,189
Series 2016, 3% 11/1/17	2,470	2,508
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,500	2,897
5.75% 10/1/38	6,430	7,454
Series 2016 A, 5% 10/1/29	15,000	16,829
Louisville & Jefferson County Metropolitan Govt. Health Facilities Rev. (Jewish Hosp. & St. Mary's HealthCare Proj.) Series 2008, 6.125% 2/1/37 (Pre-Refunded to 2/1/18 @ 100)	23,325	24,586
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2007 B, 1.15%, tender 6/1/17 (b)	3,050	3,047

TOTAL KENTUCKY		126,992

Louisiana - 1.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/17	5,500	5,585
5% 6/1/18	4,000	4,196
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.902%, tender 1/3/17 (b)	30,000	29,958
Louisiana Gen. Oblig.:
Series 2015, 5% 5/1/18	1,635	1,714
Series 2016 B, 5% 8/1/28	6,360	7,400
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,700	1,908
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,300	1,474
5% 12/15/23	3,000	3,428
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,433
New Orleans Aviation Board Rev. (North Term. Proj.) Series 2015 B:
5% 1/1/24 (d)	2,500	2,832
5% 1/1/25 (d)	2,000	2,261
5% 1/1/27 (d)	2,250	2,515
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,200	3,554

TOTAL LOUISIANA		69,258

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2008 D:
5.75% 7/1/38	2,930	3,105
5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	1,270	1,354
Maine Tpk. Auth. Tpk. Rev.:
Series 2007, 5.25% 7/1/32 (Pre-Refunded to 7/1/17 @ 100)	2,080	2,123
Series 2015:
5% 7/1/25	2,295	2,726
5% 7/1/27	2,000	2,362

TOTAL MAINE		11,670

Maryland - 1.2%
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (d)	1,250	1,373
5% 3/31/51 (d)	2,300	2,423
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,369
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	7,755	8,177
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F:
5% 7/1/17	1,190	1,213
5% 7/1/18	2,500	2,635
Series 2010, 5.125% 7/1/39	3,600	3,809
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18 (Escrowed to Maturity)	580	591
Bonds:
Series 2012 C, 1.243%, tender 1/3/17 (b)	14,630	14,649
Series 2013 A:
0.993%, tender 5/15/18 (b)	5,285	5,286
1.013%, tender 5/15/18 (b)	8,400	8,404
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,400	2,717
Series 2013 A:
5% 7/1/24	1,245	1,417
5% 7/1/25	1,060	1,201
Series 2015:
5% 7/1/27	1,000	1,104
5% 7/1/28	1,300	1,425
5% 7/1/29	2,200	2,395
5% 7/1/31	1,000	1,074
Series 2016 A:
4% 7/1/42	1,450	1,353
5% 7/1/33	2,250	2,386
5% 7/1/34	1,650	1,738
5% 7/1/35	625	654
5% 7/1/36	1,750	1,822

TOTAL MARYLAND		72,215

Massachusetts - 1.8%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	2,570	2,783
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	1,585	1,796
5% 7/1/45	1,580	1,785
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	1,993
Series 2013 A, 6.25% 11/15/28 (c)	5,000	5,288
Series 2015 D, 5% 7/1/44	4,855	5,077
Series 2015 H1, 4% 7/1/17	3,770	3,823
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	15,543
Series 2007 C:
5.25% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	3,300	3,380
5.25% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	4,000	4,097
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	10,000	11,326
Series C, 5% 4/1/23	17,965	21,019
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33 (Pre-Refunded to 7/1/18 @ 100)	2,000	2,116
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	8,106
5% 7/1/21	4,700	5,078
Bonds Series 2007 G6, 1.6%, tender 1/5/17 (b)	4,400	4,414
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series 2001 A, 5.5% 1/1/17 (AMBAC Insured) (d)	4,040	4,040
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2007 A, 5% 8/15/22 (Pre-Refunded to 8/15/17 @ 100)	2,340	2,397

TOTAL MASSACHUSETTS		104,061

Michigan - 2.6%
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,900	2,026
Series 2006 D, 1.167% 7/1/32 (b)	5,520	4,819
Grand Rapids Pub. Schools Series 2016:
5% 5/1/30 (FSA Insured)	3,500	4,056
5% 5/1/31 (FSA Insured)	5,000	5,768
5% 5/1/32 (FSA Insured)	750	861
5% 5/1/33 (FSA Insured)	3,120	3,567
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,375	3,810
5% 5/15/28	2,550	2,864
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	3,998
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,111
5% 11/15/21	650	732
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	17,205	19,326
5% 4/15/35	2,800	3,130
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,540	1,742
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,300	2,649
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,930	5,679
Series 2012 B, 5% 7/1/22	1,900	1,918
Series 2012:
5% 11/15/36	7,100	7,798
5% 11/15/42	1,560	1,703
Series 2013:
5% 8/15/28	5,585	6,201
5% 8/15/29	2,000	2,208
Series 2015 D1:
5% 7/1/27	425	482
5% 7/1/29	1,000	1,123
5% 7/1/31	1,200	1,332
5% 7/1/32	1,000	1,105
5% 7/1/33	850	936
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,810	1,922
Bonds Series 1999:
0.95%, tender 2/1/18 (b)	195	194
0.95%, tender 2/1/18 (b)	5,810	5,794
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	4,365	4,787
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	955	1,047
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	180	196
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (b)	10,000	9,674
Series CC, 1.45%, tender 9/1/21 (b)	1,165	1,127
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	11,048
Portage Pub. Schools Series 2016:
5% 11/1/27	1,250	1,457
5% 11/1/29	3,170	3,660
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	1,000	1,124
5% 9/1/24	2,000	2,299
Warren Consolidated School District Series 2016:
5% 5/1/30	4,545	5,141
5% 5/1/31	4,800	5,405
5% 5/1/32	5,100	5,717

TOTAL MICHIGAN		151,536

Minnesota - 0.5%
Maple Grove Health Care Facilities Series 2015, 5% 9/1/26	2,000	2,256
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,524
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,130
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,403
5% 1/1/20	4,500	4,927
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40	1,450	1,542
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C:
5.5% 7/1/17 (Escrowed to Maturity)	1,540	1,574
5.5% 7/1/18 (Escrowed to Maturity)	1,400	1,488

TOTAL MINNESOTA		26,844

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 1.25% 9/1/17 (b)	3,165	3,167
Missouri - 0.4%
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38 (Pre-Refunded to 5/1/17 @ 100)	1,000	1,016
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	700	736
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	700	690
5% 2/1/30	2,465	2,758
5% 2/1/32	2,725	3,023
5% 2/1/36	2,210	2,409
5% 2/1/45	3,600	3,886
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	1,000	1,130
5% 5/15/30	1,000	1,122
5% 5/15/31	1,000	1,117
5% 5/15/36	3,000	3,284

TOTAL MISSOURI		21,542

Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,250	1,377
5% 2/15/22	1,300	1,452
5% 2/15/23	2,050	2,310
5% 2/15/24	2,140	2,433
5% 2/15/25	2,000	2,278
5% 2/15/26	3,195	3,638

TOTAL MONTANA		13,488

Nebraska - 0.4%
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/25	1,990	2,047
6% 8/15/25 (Pre-Refunded to 8/15/17 @ 100)	1,520	1,566
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	1,600	1,662
Series 2014, 4% 7/1/18	4,000	4,161
Series 2016 B:
5% 1/1/31	4,000	4,589
5% 1/1/34	4,360	4,918
5% 1/1/36	5,290	5,915

TOTAL NEBRASKA		24,858

Nevada - 0.8%
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (b)	12,000	11,893
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	1,000	1,148
5% 6/1/23	2,000	2,309
5% 6/1/24	2,000	2,309
5% 6/1/25	1,050	1,212
Series 2016 A:
3% 6/1/18	1,825	1,871
5% 6/1/32	2,900	3,362
5% 6/1/33	5,000	5,770
5% 6/1/34	5,300	6,069
Series 2016 B, 3% 6/1/18	1,600	1,640
Series 2016, 3% 6/1/17	3,335	3,364
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,582
Series 2013 D1, 5% 3/1/25	2,825	3,267

TOTAL NEVADA		45,796

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007:
5% 10/1/37	1,070	1,093
5% 10/1/37 (Pre-Refunded to 10/1/17 @ 100)	3,570	3,673
Series 2012:
4% 7/1/22	1,350	1,423
5% 7/1/26	1,280	1,393
Series 2013 A, 5% 10/1/43	2,430	2,594
Series 2016:
5% 10/1/26	4,695	5,239
5% 10/1/27	5,005	5,524
5% 10/1/28	2,000	2,195
5% 10/1/30	7,280	7,911
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,559
5% 2/1/23	2,215	2,501
5% 2/1/24	1,775	2,000

TOTAL NEW HAMPSHIRE		38,105

New Jersey - 2.7%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,475	1,668
5% 7/1/32 (Build America Mutual Assurance Insured)	1,000	1,125
5% 7/1/33 (Build America Mutual Assurance Insured)	1,000	1,120
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,257
5% 2/15/25	1,000	1,092
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20	3,800	4,057
5.25% 6/15/21	4,500	4,795
5.25% 6/15/22	10,585	11,255
New Jersey Econ. Dev. Auth. Rev.:
Series 2012 II, 5% 3/1/21	7,600	8,058
Series 2013 I, 5.5% 9/1/19 (Escrowed to Maturity)	4,385	4,840
Series 2013:
5% 3/1/23	9,300	9,740
5% 3/1/24	12,800	13,428
5% 3/1/25	1,400	1,460
Series 2015 XX, 5% 6/15/26	20,000	20,939
New Jersey Edl. Facility Series 2016 A:
5% 7/1/29	1,875	2,064
5% 7/1/33	3,000	3,237
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	4,094
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2008, 6.625% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,400	6,906
Series 2016 A:
5% 7/1/22 (e)	500	541
5% 7/1/23 (e)	2,000	2,179
5% 7/1/28	1,220	1,362
5% 7/1/28	455	518
5% 7/1/33	1,510	1,657
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,224
Series 2012 AA:
5% 6/15/23	7,500	7,935
5% 6/15/24	12,000	12,654
Series 2014 AA:
5% 6/15/25	12,500	13,125
5% 6/15/26	7,500	7,865
Series 2016 A, 5% 6/15/27	7,450	8,068

TOTAL NEW JERSEY		161,263

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (b)	11,810	11,705
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	3,011

TOTAL NEW MEXICO		14,716

New York - 4.1%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,120	1,282
5% 7/1/25	2,500	2,897
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,178
5.75% 7/1/40	1,000	1,106
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	6,000	6,630
Series 2016 B:
5% 9/1/22	2,000	2,281
5% 9/1/23	1,500	1,732
5% 9/1/24	1,350	1,573
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/51	12,750	13,574
New York City Gen. Oblig. Series 2012 F, 5% 8/1/24	5,000	5,640
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	2,300	2,379
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2009 FF 2, 5.5% 6/15/40	800	875
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,640
Series 2009 S2, 6% 7/15/38	7,000	7,449
Series 2009 S3:
5.25% 1/15/34	17,500	18,708
5.25% 1/15/39	2,600	2,773
Series 2009 S4, 5.75% 1/15/39	6,400	6,924
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,436
5% 2/1/21	3,510	3,953
Series 2010 B, 5% 11/1/20	37,195	40,616
Series 2012 A, 5% 11/1/21	5,460	6,236
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,353
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36	2,600	2,822
Series 2010 A:
5% 2/15/19	1,000	1,076
5% 2/15/20	2,995	3,305
5% 2/15/20 (Escrowed to Maturity)	5	6
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	590	603
Series 2009 A:
5% 7/1/20	5,000	5,427
5% 7/1/21	12,335	13,364
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	8,673
Series 2016, 6.5% 11/15/28	2,170	2,376
6.5% 11/15/28 (Pre-Refunded to 11/15/18 @ 100)	8,430	9,243
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23	8,195	9,044
Series 2011 A, 5% 4/1/19	2,000	2,156
Series 2011 A1, 5% 4/1/20	2,220	2,451
Series 2011 A2, 5% 4/1/21	2,000	2,254
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	8,400	8,738
New York Urban Dev. Corp. Rev. Series 2011 A, 5% 3/15/22	7,605	8,587
Suffolk County Gen. Oblig. Series 2015 C, 3% 5/1/17	2,340	2,355
Tobacco Settlement Fing. Corp. Series 2013 B, 5% 6/1/21	80	80
Triborough Bridge & Tunnel Auth. Revs.:
Series 2013 A:
5% 11/15/23	3,000	3,538
5% 11/15/24	4,000	4,724
Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	980	980

TOTAL NEW YORK		245,037

North Carolina - 0.5%
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/17	2,245	2,260
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,651
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 1.25%, tender 3/15/17 (b)(d)	3,600	3,600
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/20 (Pre-Refunded to 1/1/19 @ 100)	2,110	2,261
North Carolina Med. Care Cmnty. Health:
Series 2010, 5% 10/1/18 (Pre-Refunded to 10/1/17 @ 100)	480	494
Series 2017:
5% 10/1/28 (e)	515	593
5% 10/1/29 (e)	750	858
5% 10/1/33 (e)	190	213
5% 10/1/35 (e)	1,000	1,111
5% 10/1/36 (e)	470	519
5% 10/1/18	810	833
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,588
5% 6/1/22	4,000	4,390
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009, 5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,210	1,298
5% 1/1/30	490	518

TOTAL NORTH CAROLINA		29,187

Ohio - 1.6%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,268
5% 2/15/23	2,175	2,442
Series 2012:
5% 2/15/21	1,500	1,674
5% 2/15/24	2,000	2,239
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,940
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	3,780	3,838
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/28 (FSA Insured)	1,525	1,734
5% 1/1/29 (FSA Insured)	2,230	2,516
5% 1/1/30 (FSA Insured)	2,000	2,239
5% 1/1/26 (FSA Insured)	1,000	1,152
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26	1,250	1,427
5% 1/1/27	1,500	1,710
Columbus City School District 5% 12/1/32	1,825	2,114
Columbus Gen. Oblig. Series 2013 1, 5% 7/1/17	3,100	3,162
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,678
5% 6/15/26	2,590	2,800
5% 6/15/27	2,720	2,929
5% 6/15/28	2,855	3,063
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	2,000	2,361
5% 11/1/26	2,100	2,486
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,260	2,571
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,419
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,181
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,386
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,439
5% 10/1/22	2,000	2,184
5% 10/1/23	3,000	3,275
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38	2,100	2,177
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,235
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	4,186
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	5,200	5,557
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,315	2,650

TOTAL OHIO		95,032

Oklahoma - 0.9%
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,396
5% 6/1/28	1,500	1,733
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,050	1,222
5% 10/1/26	1,500	1,727
5% 10/1/27	1,190	1,363
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23	3,100	3,471
5% 2/15/42	7,185	7,647
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,362
5% 1/1/22 (FSA Insured)	12,455	13,579
Series 2014 A:
5% 1/1/26	1,700	1,981
5% 1/1/27	6,000	6,948
5% 1/1/28	2,000	2,305
5% 1/1/29	1,570	1,801
Series 2014 B, 5% 1/1/27	2,145	2,484

TOTAL OKLAHOMA		52,019

Oregon - 0.2%
Portland Swr. Sys. Rev. Series 2015 A, 5% 6/1/17	14,470	14,711
Pennsylvania - 4.9%
East Stroudsburg Area School District Series 2015 A:
7.5% 9/1/22	280	292
7.5% 9/1/22 (Pre-Refunded to 9/1/17 @ 100)	2,120	2,209
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	7,914
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 9/1/17 (b)	15,395	15,337
Mifflin County School District Series 2007, 7.5% 9/1/26 (Pre-Refunded to 9/1/17 @ 100)	1,390	1,449
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	3,918
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,290
Series 2009 A, 5% 6/1/17	2,925	2,972
Montgomery County Higher Ed. & Health Auth. Rev. Series 2016 A:
5% 10/1/28	1,425	1,562
5% 10/1/29	1,540	1,680
5% 10/1/32	4,810	5,170
5% 10/1/36	5,860	6,188
5% 10/1/40	3,595	3,782
Mount Lebanon School District Series 2015, 4% 2/15/18	1,245	1,285
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,430
5% 3/1/22	2,000	2,233
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 7/1/21	8,000	8,308
5% 7/1/22	4,380	4,417
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2013, 0.85%, tender 2/1/17 (b)(d)	28,200	28,197
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,745	1,756
Series 2011, 5% 7/1/21	2,100	2,353
Series 2012, 5% 6/1/18	5,165	5,422
Series 2013, 5% 10/15/27	10,000	11,323
Series 2015 1:
5% 3/15/29	15,000	17,094
5% 3/15/31	3,725	4,196
Series 2016, 5% 9/15/29	28,000	32,222
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,100	2,302
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,280	7,204
5% 12/1/33 (FSA Insured)	4,430	4,962
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2008 B1, 5.5% 6/1/33 (Pre-Refunded to 6/1/18 @ 100)	8,500	9,010
Series 2013 A, 1.32% 12/1/17 (b)	7,600	7,599
Series 2013 A2:
0% 12/1/28 (a)	1,250	1,305
0% 12/1/33 (a)	1,250	1,285
Philadelphia Gen. Oblig. Series 2015 B:
5% 8/1/27	3,000	3,431
5% 8/1/29	10,465	11,884
5% 8/1/30	11,025	12,467
5% 8/1/31	11,615	13,079
Philadelphia School District Series 2010 C:
5% 9/1/20	14,000	14,997
5% 9/1/21	6,000	6,374
Pittsburgh School District Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,630
5% 9/1/20 (FSA Insured)	1,000	1,109
Southcentral Pennsylvania Gen. Auth. Rev.:
6% 6/1/25	1,915	2,033
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	2,585	2,753
State Pub. School Bldg. Auth. Lease Rev.:
(Philadelphia School District Proj.) Series 2012:
5% 4/1/22	2,000	2,160
5% 4/1/24	1,365	1,457
(The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/17	1,500	1,521

TOTAL PENNSYLVANIA		287,561

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,820	6,956
5% 9/1/36	320	319
Series 2016, 5% 5/15/39	5,140	5,362
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	8,225	9,532
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,825	1,958
5% 6/1/28	2,400	2,567

TOTAL RHODE ISLAND		26,694

South Carolina - 2.9%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/18	1,000	1,042
5% 3/1/22	1,000	1,145
5% 3/1/24	1,000	1,179
5% 3/1/25	1,000	1,192
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	4,000	4,514
5% 12/1/29	3,250	3,640
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,200	2,508
5% 2/1/24	1,000	1,170
5% 2/1/26	1,700	2,019
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,750	2,067
(Palmetto Health Proj.) Series 2009, 5% 8/1/17	1,000	1,019
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 E, 5% 1/1/17 (Escrowed to Maturity)	2,130	2,130
Series 2011 B, 5% 12/1/20	2,275	2,538
Series 2012 B, 5% 12/1/19	7,200	7,866
Series 2012 C, 5% 12/1/20	7,500	8,368
Series 2013 E, 5.5% 12/1/53	6,485	7,257
Series 2014 A:
5% 12/1/49	7,500	8,126
5.5% 12/1/54	17,800	19,834
Series 2014 C:
5% 12/1/25	4,000	4,704
5% 12/1/26	4,000	4,676
5% 12/1/27	3,100	3,607
5% 12/1/46	3,500	3,837
Series 2015 C, 5% 12/1/20	42,000	46,861
Series 2016 B:
5% 12/1/35	6,370	7,147
5% 12/1/36	9,555	10,661
5% 12/1/37	9,555	10,636
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38 (Pre-Refunded to 5/1/18 @ 100)	3,670	3,878

TOTAL SOUTH CAROLINA		173,621

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Sanford Health Proj.) Series 2009, 5.25% 11/1/18	1,000	1,064
Series 2014 B:
5% 11/1/24	1,235	1,444
5% 11/1/25	1,210	1,378
5% 11/1/26	200	226

TOTAL SOUTH DAKOTA		4,112

Tennessee - 0.2%
Jackson Hosp. Rev.:
5.75% 4/1/41	945	987
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	2,555	2,693
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/22	1,205	1,335
5% 9/1/24	750	845
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (d)	5,000	5,528

TOTAL TENNESSEE		11,388

Texas - 10.9%
Aldine Independent School District (School Bldg. Proj.) Series 2007 A, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,800	1,809
Allen Independent School District Series 2013, 4% 2/15/18	1,965	2,028
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (d)	2,770	3,114
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20 (Pre-Refunded to 8/1/18 @ 100)	3,015	3,215
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,176
Austin Convention Enterprises, Inc. (Convention Ctr. Proj.) Series 2006 B:
6% 1/1/18	1,000	1,002
6% 1/1/19	1,335	1,338
Austin Elec. Util. Sys. Rev.:
Series 2012 A, 5% 11/15/23	1,500	1,724
0% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,893
Austin Wtr. & Wastewtr. Sys. Rev.:
Series 2009 A, 5% 11/15/17	1,375	1,422
Series 2016:
5% 11/15/41	2,500	2,857
5% 11/15/45	5,000	5,697
Bastrop Independent School District Series 2007:
5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	1,100	1,105
5.25% 2/15/42 (Pre-Refunded to 2/15/17 @ 100)	6,000	6,029
Bell County Gen. Oblig.:
5.25% 2/15/19 (FSA Insured)	935	978
5.25% 2/15/19 (Pre-Refunded to 2/15/18 @ 100)	1,155	1,208
Brazosport College District:
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	235	246
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	1,765	1,851
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,200	1,315
5% 1/1/32	1,000	1,091
5% 1/1/34	2,000	2,164
Series 2016:
5% 1/1/31	2,375	2,607
5% 1/1/32	5,000	5,465
5% 1/1/35	3,335	3,600
5% 1/1/36	1,625	1,750
5% 1/1/40	5,500	5,880
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B3, 1.05%, tender 8/15/17 (b)	3,075	3,070
Series 2015 B1, 0.9%, tender 8/15/18 (b)	13,645	13,483
Series 2014 C, 5% 2/15/44	5,800	6,510
Series 2016:
5% 2/15/22	5,000	5,728
5% 2/15/23	5,000	5,827
5% 2/15/24	25,135	29,726
5% 2/15/25	21,430	25,618
Dallas Area Rapid Transit Sales Tax Rev.:
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	3,830	4,111
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	2,870	3,080
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/19	1,000	1,090
Series 2014 B:
5% 11/1/26 (d)	3,005	3,341
5% 11/1/27 (d)	1,280	1,419
5% 11/1/28 (d)	2,845	3,147
5% 11/1/30 (d)	5,435	5,960
5% 11/1/31 (d)	11,485	12,568
5% 11/1/32 (d)	14,530	15,860
5% 11/1/33 (d)	10,000	10,882
5% 11/1/34 (d)	2,365	2,566
Dallas Independent School District:
Bonds:
Series 2016 B1, 3%, tender 2/15/17 (b)	3,015	3,022
Series 2016 B2, 4%, tender 2/15/18 (b)	6,030	6,200
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,376
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,149
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	4,095	4,340
Fort Worth Independent School District Series 2016, 5% 2/15/26	3,635	4,394
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,814
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,165	1,287
5.25% 10/1/51	2,500	2,816
5.5% 4/1/53	5,900	6,260
Series 2013 C, 5.125% 10/1/43	2,500	2,613
Harris County Gen. Oblig.:
(Road Proj.) Series 2008 B, 5% 8/15/17	2,000	2,050
Series 2012 C:
5% 8/15/24	1,075	1,225
5% 8/15/25	3,860	4,397
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,664
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (d)	8,000	8,768
Series 2012 A, 5% 7/1/23 (d)	2,400	2,671
Series A, 5.5% 7/1/39	6,000	6,344
Houston Util. Sys. Rev. Series 2007:
5% 11/15/18	605	626
5% 11/15/18 (Pre-Refunded to 11/15/17 @ 100)	1,895	1,959
Humble Independent School District Series 2000, 0% 2/15/17	1,400	1,398
Katy Independent School District Series 2015 A, 5% 2/15/45	4,200	4,730
Keller Independent School District Series 1996 A, 0% 8/15/17	1,020	1,014
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	2,400	2,412
La Vernia Higher Ed. Fin. Corp. Ed. Rev. Series 2008 A, 7.125% 2/15/38 (Pre-Refunded to 2/15/17 @ 100)	16,015	16,126
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/30 (d)	1,400	1,571
5% 11/1/31 (d)	3,160	3,532
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/25	6,810	8,025
5% 5/15/27	3,000	3,489
5% 5/15/28	2,930	3,367
5% 5/15/29	8,500	9,688
Series 2015 D:
5% 5/15/22	850	967
5% 5/15/23	700	809
5% 5/15/24	1,220	1,427
5% 5/15/26	1,400	1,637
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,343
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 0.9%, tender 2/1/17 (b)(d)	4,500	4,499
Montgomery County Gen. Oblig.:
5.25% 3/1/20 (FSA Insured)	170	171
5.25% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,235	1,243
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,200	2,533
5% 4/1/28	1,435	1,645
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (b)	5,395	5,204
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,117
4% 12/15/24	1,825	1,977
North Texas Tollway Auth. Rev.:
Series 2011 A:
5.5% 9/1/41	10,155	11,606
6% 9/1/41	1,000	1,171
Series 2014 A, 5% 1/1/24	5,000	5,825
Series 2015 B:
5% 1/1/29	10,000	11,511
5% 1/1/30	5,000	5,713
Series 2016 A, 5% 1/1/39	7,000	7,815
5.75% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	13,375	13,982
6% 1/1/23	275	288
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	2,017
Plano Independent School District:
Series 2008 A, 5.25% 2/15/23 (Pre-Refunded to 2/15/18 @ 100)	1,140	1,193
5% 2/15/19	5,800	6,234
Pleasant Grove Independent School District:
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	885	889
5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	715	719
Prosper Independent School District Series 2007, 5.375% 8/15/33 (Pre-Refunded to 8/15/17 @ 100)	7,340	7,539
Rockwall Independent School District Series 2016, 5% 2/15/46	2,790	3,112
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,290
San Antonio Elec. & Gas Sys. Rev. Series 2012, 5.25% 2/1/25	3,200	3,868
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,502
5% 9/15/24	7,490	8,555
5% 9/15/25	9,295	10,595
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/22	6,000	6,894
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,319
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	2,180	2,383
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,159
5% 8/15/26	1,530	1,764
5% 8/15/28	1,620	1,854
5% 8/15/33	3,800	4,267
5.5% 9/1/43	5,350	5,937
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	5,665	6,119
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,660	2,873
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	7,602
Series 2016 A:
5% 2/15/25	5,000	5,912
5% 2/15/34	2,100	2,379
Texas Gen. Oblig.:
Series 2011 A:
5% 8/1/19 (d)	1,545	1,675
5% 8/1/21 (d)	1,530	1,726
Series 2011 C:
5% 8/1/20 (d)	1,625	1,805
5% 8/1/21 (d)	1,460	1,647
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	298
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	2,915	3,055
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (d)	16,000	18,218
Texas Pub. Fin. Auth. Rev. Series 2014 B, 4% 7/1/17	2,700	2,706
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (b)	17,585	19,185
Texas Wtr. Dev. Board Rev.:
Series 2008 B, 5.25% 7/15/23	1,000	1,022
Series 2015 A:
5% 10/15/40	3,925	4,455
5% 10/15/45	6,800	7,680
Travis County Gen. Oblig. Series 2016 A, 5% 3/1/24	2,990	3,541
Univ. of Houston Univ. Revs. Series 2008:
5.25% 2/15/25 (FSA Insured)	455	475
5.25% 2/15/25 (Pre-Refunded to 2/15/18 @ 100)	2,210	2,311
Univ. of North Texas Univ. Rev. Series A, 5% 4/15/17	1,000	1,012
Univ. of Texas Board of Regents Sys. Rev.:
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	1,720	1,727
Series 2016 D:
5% 8/15/18	3,000	3,176
5% 8/15/20	2,000	2,231
5% 8/15/21	2,310	2,629
5% 8/15/22	2,500	2,895
Univ. of Texas Permanent Univ. Fund Rev. Series 2015, 5% 7/1/17	3,015	3,076
Waller Independent School District:
5.5% 2/15/26 (Pre-Refunded to 2/15/18 @ 100)	3,220	3,376
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	4,160	4,362
5.5% 2/15/37 (Pre-Refunded to 2/15/18 @ 100)	4,820	5,054
Ysleta Independent School District Series 2016, 5% 8/15/45	16,410	18,486

TOTAL TEXAS		644,158

Utah - 0.3%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009:
5% 8/15/17	5,000	5,122
5% 8/15/18	2,500	2,651
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24	3,000	3,412
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	4,235	4,481

TOTAL UTAH		15,666

Virginia - 0.4%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,125
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,477
5% 6/15/29	1,425	1,608
5% 6/15/33	1,520	1,690
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	635	624
5% 6/15/32	1,800	1,929
5% 6/15/34	2,300	2,442
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (d)	7,600	7,741
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	2,000	2,246
5% 1/1/33	2,590	2,894

TOTAL VIRGINIA		23,776

Washington - 1.1%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A:
0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,784
0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,635
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,852
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,137
5% 1/1/23	1,000	1,152
5% 1/1/24	2,330	2,684
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	9,286
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43 (Pre-Refunded to 1/1/18 @ 100)	12,100	12,662
Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	1,900	2,046
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (d)	4,750	5,466
Series 2016:
5% 2/1/27	1,240	1,450
5% 2/1/29	2,500	2,888
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (d)	885	992
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,343
5% 12/1/19	1,385	1,490
Washington Gen. Oblig. Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,305
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	2,200	2,441
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,651
Series 2015, 5% 1/1/29	1,300	1,480
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/29	565	610
5% 10/1/31	1,335	1,424
Series 2016 A, 5% 10/1/30	1,275	1,368

TOTAL WASHINGTON		65,146

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,400	1,511
Wisconsin - 0.8%
Wisconsin Gen. Oblig. Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,162
Wisconsin Health & Edl. Facilities:
Bonds Series 2013 B, 4%, tender 3/1/18 (b)	3,180	3,281
Series 2014 A:
5% 11/15/24	8,765	10,320
5% 11/15/27	6,710	7,833
Series 2014:
5% 5/1/26	835	903
5% 5/1/28	1,800	1,918
5% 5/1/29	890	941
Series 2016, 4% 2/15/38	1,295	1,302
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,800	1,968
5.75% 7/1/30	2,000	2,222
Series 2013 B:
5% 7/1/25	1,000	1,127
5% 7/1/36	6,985	7,563
Series 2012:
5% 6/1/27	1,800	1,995
5% 6/1/32	1,025	1,116
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,650	1,908
5% 6/1/39	2,415	2,594

TOTAL WISCONSIN		48,153

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	6,927
TOTAL MUNICIPAL BONDS
(Cost $5,260,300)		5,322,921

Municipal Notes - 5.2%
Connecticut - 0.5%
New Britain Gen. Oblig. BAN 2% 3/23/17	7,500	$7,523
New Haven Gen. Oblig. TAN Series 2016, 2.5% 5/18/17	4,100	4,118
New London BAN Series 2016, 2% 3/23/17	7,300	7,312
Stratford Gen. Oblig. BAN Series 2017, 2.5% 1/3/18 (e)	7,800	7,887

TOTAL CONNECTICUT		26,840

Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	14,260	14,482
New Jersey - 0.4%
Hackensack City Tax Appeal Nts BAN Series 2016, 2% 11/6/17	13,519	13,588
New Brunswick Gen. Oblig. BAN Series 2016, 3% 6/6/17	11,700	11,779

TOTAL NEW JERSEY		25,367

New York - 2.9%
Albany Gen. Oblig. BAN Series 2016, 2% 6/30/17	22,400	22,480
Binghamton Gen. Oblig. BAN Series 2016, 2.5% 11/17/17	6,800	6,870
Rockland County Gen. Oblig. TAN Series 2016, 2% 3/16/17	5,300	5,310
Sachem Central School District of Holbrook TAN Series 2016, 1.5% 6/29/17	16,100	16,114
Suffolk County Gen. Oblig. TAN Series 2017, 2% 7/26/17	108,225	108,648
Syracuse Gen. Oblig. RAN Series 2016 B, 2% 6/30/17	10,600	10,638

TOTAL NEW YORK		170,060

Ohio - 0.2%
Belmont County BAN Series 2016, 1.375% 8/31/17	3,600	3,599
St Bernard-Elmwood Pl School District BAN Series 2016, 2.75% 5/3/17	6,900	6,930

TOTAL OHIO		10,529

Virginia - 1.0%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series EGL 13 0014, 1%, tender 2/23/17 (Liquidity Facility Citibank NA) (b)(f)(g)	56,950	56,950
TOTAL MUNICIPAL NOTES
(Cost $304,502)		304,228
	Shares	Value (000s)

Money Market Funds - 3.5%
Fidelity Municipal Cash Central Fund, 0.79% (h)(i)
(Cost $207,793)	207,792,700	207,793
TOTAL INVESTMENT PORTFOLIO - 98.5%
(Cost $5,772,595)		5,834,942
NET OTHER ASSETS (LIABILITIES) - 1.5%		91,554
NET ASSETS - 100%		$5,926,496

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

Legend

 (a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,045,000 or 1.1% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $56,950,000 or 1.0% of net assets.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows

Security	Acquisition Date	Acquisition Cost (000s)
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series EGL 13 0014, 1%, tender 2/23/17 (Liquidity Facility Citibank NA)	9/8/16 - 12/22/16	$56,950

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$1,464
Total	$1,464

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,627,149	$--	$5,627,149	$--
Money Market Funds	207,793	207,793	--	--
Total Investments in Securities:	$5,834,942	$207,793	$5,627,149	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	35.5%
Health Care	15.5%
Transportation	10.4%
Escrowed/Pre-Refunded	9.8%
Electric Utilities	9.1%
Special Tax	5.7%
Others* (Individually Less Than 5%)	14.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,564,802)	$5,627,149
Fidelity Central Funds (cost $207,793)	207,793
Total Investments (cost $5,772,595)		$5,834,942
Cash		55,682
Receivable for fund shares sold		17,329
Interest receivable		68,648
Distributions receivable from Fidelity Central Funds		177
Prepaid expenses		11
Other receivables		16
Total assets		5,976,805
Liabilities
Payable for investments purchased on a delayed delivery basis	$15,709
Payable for fund shares redeemed	28,935
Distributions payable	3,690
Accrued management fee	1,255
Distribution and service plan fees payable	85
Other affiliated payables	571
Other payables and accrued expenses	64
Total liabilities		50,309
Net Assets		$5,926,496
Net Assets consist of:
Paid in capital		$5,863,685
Undistributed net investment income		464
Net unrealized appreciation (depreciation) on investments		62,347
Net Assets		$5,926,496
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($134,148 ÷ 13,136 shares)		$10.21
Maximum offering price per share (100/96.00 of $10.21)		$10.64
Class T:
Net Asset Value and redemption price per share ($18,799 ÷ 1,842 shares)		$10.21
Maximum offering price per share (100/96.00 of $10.21)		$10.64
Class C:
Net Asset Value and offering price per share ($60,742 ÷ 5,946 shares)(a)		$10.22
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($4,952,558 ÷ 485,291 shares)		$10.21
Class I:
Net Asset Value, offering price and redemption price per share ($760,249 ÷ 74,379 shares)		$10.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Interest		$171,518
Income from Fidelity Central Funds		1,464
Total income		172,982
Expenses
Management fee	$14,687
Transfer agent fees	6,167
Distribution and service plan fees	1,091
Accounting fees and expenses	702
Custodian fees and expenses	43
Independent trustees' fees and expenses	27
Registration fees	217
Audit	63
Legal	17
Miscellaneous	44
Total expenses before reductions	23,058
Expense reductions	(43)	23,015
Net investment income (loss)		149,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,044
Fidelity Central Funds	5
Total net realized gain (loss)		22,049
Change in net unrealized appreciation (depreciation) on investment securities		(185,656)
Net gain (loss)		(163,607)
Net increase (decrease) in net assets resulting from operations		$(13,640)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,967	$138,010
Net realized gain (loss)	22,049	240
Change in net unrealized appreciation (depreciation)	(185,656)	(22,091)
Net increase (decrease) in net assets resulting from operations	(13,640)	116,159
Distributions to shareholders from net investment income	(149,863)	(137,872)
Distributions to shareholders from net realized gain	(22,361)	(1,012)
Total distributions	(172,224)	(138,884)
Share transactions - net increase (decrease)	475,371	401,766
Redemption fees	54	29
Total increase (decrease) in net assets	289,561	379,070
Net Assets
Beginning of period	5,636,935	5,257,865
End of period	$5,926,496	$5,636,935
Other Information
Undistributed net investment income end of period	$464	$395

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.56	$10.18	$10.66	$10.45
Income from Investment Operations
Net investment income (loss)A	.231	.234	.256	.272	.279
Net realized and unrealized gain (loss)	(.262)	(.048)	.388	(.460)	.213
Total from investment operations	(.031)	.186	.644	(.188)	.492
Distributions from net investment income	(.231)	(.234)	(.257)	(.271)	(.275)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.269)	(.236)	(.264)	(.292)	(.282)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.21	$10.51	$10.56	$10.18	$10.66
Total ReturnC,D	(.34)%	1.79%	6.38%	(1.78)%	4.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.69%	.67%	.66%	.65%
Expenses net of fee waivers, if any	.68%	.69%	.67%	.66%	.65%
Expenses net of all reductions	.67%	.69%	.67%	.65%	.65%
Net investment income (loss)	2.19%	2.24%	2.45%	2.61%	2.63%
Supplemental Data
Net assets, end of period (in millions)	$134	$148	$115	$108	$131
Portfolio turnover rateG	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.55	$10.17	$10.65	$10.45
Income from Investment Operations
Net investment income (loss)A	.235	.239	.260	.273	.280
Net realized and unrealized gain (loss)	(.262)	(.039)	.388	(.460)	.203
Total from investment operations	(.027)	.200	.648	(.187)	.483
Distributions from net investment income	(.235)	(.238)	(.261)	(.272)	(.276)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.273)	(.240)	(.268)	(.293)	(.283)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.21	$10.51	$10.55	$10.17	$10.65
Total ReturnC,D	(.30)%	1.93%	6.43%	(1.77)%	4.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.65%	.63%	.64%	.65%
Expenses net of fee waivers, if any	.64%	.65%	.63%	.64%	.65%
Expenses net of all reductions	.64%	.65%	.63%	.64%	.64%
Net investment income (loss)	2.22%	2.28%	2.48%	2.62%	2.64%
Supplemental Data
Net assets, end of period (in millions)	$19	$19	$18	$17	$20
Portfolio turnover rateG	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.52	$10.56	$10.18	$10.66	$10.46
Income from Investment Operations
Net investment income (loss)A	.152	.156	.176	.191	.197
Net realized and unrealized gain (loss)	(.262)	(.038)	.389	(.460)	.203
Total from investment operations	(.110)	.118	.565	(.269)	.400
Distributions from net investment income	(.152)	(.156)	(.178)	(.190)	(.193)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.190)	(.158)	(.185)	(.211)	(.200)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.22	$10.52	$10.56	$10.18	$10.66
Total ReturnC,D	(1.08)%	1.13%	5.58%	(2.54)%	3.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.44%	1.43%	1.43%	1.43%
Expenses net of fee waivers, if any	1.42%	1.44%	1.43%	1.43%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.43%	1.43%	1.43%
Net investment income (loss)	1.44%	1.49%	1.69%	1.83%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$61	$60	$61	$62	$81
Portfolio turnover rateG	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.55	$10.17	$10.65	$10.45
Income from Investment Operations
Net investment income (loss)A	.265	.269	.287	.301	.309
Net realized and unrealized gain (loss)	(.262)	(.038)	.389	(.459)	.203
Total from investment operations	.003	.231	.676	(.158)	.512
Distributions from net investment income	(.265)	(.269)	(.289)	(.301)	(.305)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.303)	(.271)	(.296)	(.322)	(.312)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.21	$10.51	$10.55	$10.17	$10.65
Total ReturnC	(.01)%	2.23%	6.71%	(1.50)%	4.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.36%	.37%	.37%	.37%
Expenses net of fee waivers, if any	.35%	.36%	.37%	.37%	.37%
Expenses net of all reductions	.35%	.36%	.36%	.37%	.37%
Net investment income (loss)	2.51%	2.57%	2.75%	2.89%	2.92%
Supplemental Data
Net assets, end of period (in millions)	$4,953	$4,746	$4,453	$3,890	$4,571
Portfolio turnover rateF	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.52	$10.57	$10.19	$10.67	$10.46
Income from Investment Operations
Net investment income (loss)A	.257	.261	.282	.295	.305
Net realized and unrealized gain (loss)	(.261)	(.048)	.389	(.459)	.212
Total from investment operations	(.004)	.213	.671	(.164)	.517
Distributions from net investment income	(.258)	(.261)	(.284)	(.295)	(.300)
Distributions from net realized gain	(.038)	(.002)	(.007)	(.021)	(.007)
Total distributions	(.296)	(.263)	(.291)	(.316)	(.307)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.22	$10.52	$10.57	$10.19	$10.67
Total ReturnC	(.09)%	2.05%	6.65%	(1.55)%	4.99%
Ratios to Average Net AssetsD,E
Expenses before reductions	.43%	.44%	.41%	.42%	.42%
Expenses net of fee waivers, if any	.43%	.44%	.41%	.42%	.42%
Expenses net of all reductions	.43%	.44%	.41%	.42%	.41%
Net investment income (loss)	2.43%	2.49%	2.70%	2.84%	2.87%
Supplemental Data
Net assets, end of period (in millions)	$760	$663	$609	$468	$327
Portfolio turnover rateF	28%	14%	17%	15%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C Intermediate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustee compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$146,425
Gross unrealized depreciation	(83,726)
Net unrealized appreciation (depreciation) on securities	$62,699
Tax Cost	$5,772,243

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$113
Undistributed ordinary income	$–
Net unrealized appreciation (depreciation) on securities and other investments	$62,699

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$149,863	$137,872
Ordinary Income	588	-
Long-term Capital Gains	21,773	1,012
Total	$172,224	$ 138,884

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,917,462 and $1,571,820, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .24% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$396	$–(a)
Class T	-%	.25%	50	–
Class B	.65%	.25%	3	2
Class C	.75%	.25%	642	85
			$1,091	$87

 (a) In the amount less than $500.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class T	2
Class B(a)	–(b)
Class C(a)	6
$16

 (a) When Class B and C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount less than $500.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$260.16
Class T	25.13
Class B	–(a)	.10
Class C	105.16
Intermediate Municipal Income	4,503.09
Class I	1,274.17
	$6,167

 (a) In the amount of less than $500.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$3,466	$2,879
Class T	440	404
Class B	6	23
Class C	921	907
Intermediate Municipal Income	126,499	117,592
Class I	18,531	16,067
Total	$149,863	$137,872
From net realized gain
Class A	$569	$23
Class T	70	3
Class B	–	–(a)
Class C	234	12
Intermediate Municipal Income	18,501	855
Class I	2,987	119
Total	$22,361	$1,012

 (a) In the amount less than $500.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	5,732	5,392	$60,688	$56,673
Reinvestment of distributions	337	250	3,538	2,622
Shares redeemed	(7,012)	(2,446)	(73,308)	(25,634)
Net increase (decrease)	(943)	3,196	$(9,082)	$33,661
Class T
Shares sold	293	275	$3,072	$2,894
Reinvestment of distributions	43	34	457	357
Shares redeemed	(286)	(219)	(2,998)	(2,287)
Net increase (decrease)	50	90	$531	$964
Class B
Shares sold	1	1	$7	$14
Reinvestment of distributions	–(a)	1	4	16
Shares redeemed	(91)	(87)	(974)	(915)
Net increase (decrease)	(90)	(85)	$(963)	$(885)
Class C
Shares sold	1,497	1,091	$15,866	$11,486
Reinvestment of distributions	96	75	1,005	786
Shares redeemed	(1,381)	(1,176)	(14,509)	(12,311)
Net increase (decrease)	212	(10)	$2,362	$(39)
Intermediate Municipal Income
Shares sold	138,848	99,171	$1,453,885	$1,039,984
Reinvestment of distributions	9,716	7,960	102,084	83,490
Shares redeemed	(114,937)	(77,490)	(1,196,764)	(811,988)
Net increase (decrease)	33,627	29,641	$359,205	$311,486
Class I
Shares sold	37,171	18,867	$392,949	$198,402
Reinvestment of distributions	1,558	1,168	16,384	12,276
Shares redeemed	(27,352)	(14,694)	(286,014)	(154,099)
Net increase (decrease)	11,377	5,341	$123,319	$56,579

 (a) In the amount less than five hundred shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Intermediate Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	.67%
Actual		$1,000.00	$964.70	$3.31
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Class T	.63%
Actual		$1,000.00	$964.90	$3.11
Hypothetical-C		$1,000.00	$1,021.97	$3.20
Class C	1.42%
Actual		$1,000.00	$961.10	$7.00
Hypothetical-C		$1,000.00	$1,018.00	$7.20
Intermediate Municipal Income	.35%
Actual		$1,000.00	$966.30	$1.73
Hypothetical-C		$1,000.00	$1,023.38	$1.78
Class I	.43%
Actual		$1,000.00	$965.90	$2.12
Hypothetical-C		$1,000.00	$1,022.97	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $22,054,465, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends were free from federal income tax, and 6.45% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class C ranked equal to the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ALIM-ANN-0217
1.820152.111

Fidelity® Strategic Income Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Strategic Income Fund	8.76%	4.33%	5.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Universal Bond Index performed over the same period.

Period Ending Values
$17,511	Fidelity® Strategic Income Fund
$15,631	Bloomberg Barclays U.S. Universal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, the Fidelity Strategic Income Composite Index returned 9.29%. Among the asset classes that make up the Composite index, corporate high-yield debt produced the highest return; The BofA Merrill Lynch US High Yield Constrained Index rose 17.49%, reflecting strong demand for risk assets and improvement in commodity prices. Floating-rate bank loans benefited from an environment of rising interest rates, advancing 10.36%, according to the S&P/LSTA Leveraged Performing Loan Index. Despite a dip in the fourth quarter, emerging-markets (EM) debt produced a strong return for the full year. A fairly benign interest rate environment for most of the year, along with rising commodity prices, helped to support EM debt. The Bloomberg Barclays Emerging Markets Aggregate USD Bond Index rose 9.88%. Meanwhile, foreign developed-markets debt underperformed, with the Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted ex USD Index returning 1.20%. The U.K.'s vote to leave the European Union in June, the rise of the U.S. dollar, and increased trade tensions following the November U.S. presidential election all weighed on the asset class. U.S. government bonds returned 1.05%, according to the Bloomberg Barclays U.S. Government Bond Index, held back by rising interest rates late in the period.

Comments from Co-Lead Portfolio Manager Joanna Bewick:  For the year, the fund returned 8.76%, modestly underperforming the Composite index. Versus the benchmark, security selection within the fund’s high-yield subportfolio was by far the fund’s biggest detractor. Within high yield, both industry allocation and security selection weighed on the subportfolio's relative result, with an underweighting in the rebounding energy sector proving to be most detrimental. Picks among utilities and an underweighting in the strong-performing metals/mining group also dragged on the subportfolio's performance. Conversely, security selection within the EM debt sleeve was a notable positive. Here, positioning in Brazil, Venezuela and Ukraine supported the subportfolio’s relative performance. To a much lesser extent, choices in the floating-rate debt and U.S. government bonds sleeves also lifted relative results. On balance, the fund’s positioning was tilted toward risk assets during the past year, and our asset allocation decisions significantly contributed. Specifically, it helped the most to overweight high-yield bonds and underweight U.S. government bonds and foreign developed-markets debt. An overweighting in floating-rate bank loans also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	13.3	12.8
Ginnie Mae guaranteed REMIC pass-thru certificates	2.8	3.2
Japan Government	2.1	2.4
Fannie Mae	1.7	1.7
Ally Financial, Inc.	1.7	1.6
	21.6

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	11.2	12.9
Consumer Discretionary	10.7	10.4
Energy	8.5	7.1
Telecommunication Services	7.0	7.0
Information Technology	5.0	4.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Quality Diversification (% of fund's net assets)

As of December 31, 2016
U.S. Government and U.S. Government Agency Obligations*	20.3%
AAA,AA,A	9.0%
BBB	7.1%
BB	18.4%
B	22.8%
CCC,CC,C	9.3%
Not Rated	3.8%
Equities	5.1%
Short-Term Investments and Net Other Assets	4.2%

 * Includes NCUA Guaranteed Notes

As of June 30, 2016
U.S. Government and U.S. Government Agency Obligations*	20.1%
AAA,AA,A	8.3%
BBB	9.6%
BB	21.2%
B	20.8%
CCC,CC,C	6.5%
Not Rated	4.0%
Equities	5.0%
Short-Term Investments and Net Other Assets	4.5%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*,**
Preferred Securities	3.3%
Corporate Bonds	43.9%
U.S. Government and U.S. Government Agency Obligations***	20.3%
Foreign Government & Government Agency Obligations	15.2%
Bank Loan Obligations	7.9%
Stocks	5.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.2%

 * Foreign investments - 34.5%

 ** Futures and Swaps - 1.0%

 *** Includes NCUA Guaranteed Notes

As of June 30, 2016*,**
Preferred Securities	3.3%
Corporate Bonds	45.0%
U.S. Government and U.S. Government Agency Obligations***	20.1%
Foreign Government & Government Agency Obligations	15.2%
Bank Loan Obligations	6.7%
Stocks	5.0%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Foreign investments - 34.7%

 ** Futures and Swaps - 0.9%

 *** Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments December 31, 2016

Showing Percentage of Net Assets

Corporate Bonds - 43.7%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind		$843	$438
Nonconvertible Bonds - 43.7%
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.5%
Allison Transmission, Inc. 5% 10/1/24 (b)		3,755	3,793
Exide Technologies 11% 4/30/20 pay-in-kind		810	627
IHO Verwaltungs GmbH:
4.125% 9/15/21 pay-in-kind (b)(c)		2,570	2,596
4.5% 9/15/23 pay-in-kind (b)(c)		1,760	1,720
4.75% 9/15/26 pay-in-kind (b)(c)		2,120	2,046
International Automotive Components Group SA 9.125% 6/1/18 (b)		3,400	3,315
Lear Corp. 4.75% 1/15/23		5,380	5,488
Metalsa SA de CV 4.9% 4/24/23 (b)		6,288	5,981
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		6,975	6,923
Tenneco, Inc. 5% 7/15/26		2,725	2,674
Tupy Overseas SA 6.625% 7/17/24 (b)		1,445	1,387
			36,550
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (b)		1,285	1,324
LKQ Corp. 4.75% 5/15/23		935	930
			2,254
Diversified Consumer Services - 0.3%
Laureate Education, Inc. 10% 9/1/19 (b)(c)		19,875	20,297
Hotels, Restaurants & Leisure - 1.5%
24 Hour Holdings III LLC 8% 6/1/22 (b)		1,605	1,364
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		25,960	27,987
Carlson Travel, Inc. 6.75% 12/15/23 (b)		1,360	1,414
Choice Hotels International, Inc. 5.75% 7/1/22		1,245	1,329
FelCor Lodging LP:
5.625% 3/1/23		3,575	3,647
6% 6/1/25		7,540	7,842
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (b)		2,870	2,931
5.25% 6/1/26 (b)		2,870	2,913
Landry's Acquisition Co. 6.75% 10/15/24 (b)		3,010	3,055
LTF Merger Sub, Inc. 8.5% 6/15/23 (b)		2,475	2,562
MGP Escrow Issuer LLC/MGP Escrow Co.-Issuer, Inc. 5.625% 5/1/24 (b)		2,210	2,315
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (c)		12,710	13,314
11% 10/1/21 (c)		18,189	19,849
Playa Resorts Holding BV 8% 8/15/20 (b)		4,265	4,446
Scientific Games Corp. 10% 12/1/22		7,425	7,388
Studio City Co. Ltd.:
5.875% 11/30/19 (b)		2,435	2,502
7.25% 11/30/21 (b)		6,335	6,557
			111,415
Household Durables - 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		2,685	2,698
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (b)		2,210	2,260
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (b)		7,505	7,664
5.75% 10/15/20		11,610	11,973
6.875% 2/15/21 (c)		3,487	3,588
7% 7/15/24 (b)		2,170	2,307
8.25% 2/15/21 (c)		2,128	2,197
Springs Industries, Inc. 6.25% 6/1/21		1,270	1,314
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		2,895	2,938
Toll Brothers Finance Corp.:
4.375% 4/15/23		9,065	9,042
5.625% 1/15/24		1,105	1,146
TRI Pointe Homes, Inc.:
4.375% 6/15/19		2,335	2,376
5.875% 6/15/24		5,630	5,799
			55,302
Internet & Direct Marketing Retail - 0.4%
Netflix, Inc.:
4.375% 11/15/26 (b)		3,710	3,599
5.375% 2/1/21 (b)		3,420	3,677
5.75% 3/1/24		3,860	4,130
5.875% 2/15/25		8,940	9,644
Priceline Group, Inc. 1.8% 3/3/27	EUR	5,300	5,386
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23		3,950	4,108
			30,544
Media - 3.3%
Altice SA:
7.625% 2/15/25 (b)		10,056	10,559
7.75% 5/15/22 (b)		23,900	25,513
Altice U.S. Finance SA 5.5% 5/15/26 (b)		3,740	3,815
AMC Entertainment Holdings, Inc. 5.875% 11/15/26 (b)		3,090	3,160
AMC Entertainment, Inc. 5.75% 6/15/25		1,085	1,109
AMC Networks, Inc. 4.75% 12/15/22		2,625	2,641
British Sky Broadcasting Group PLC 1.875% 11/24/23 (Reg. S)	EUR	4,000	4,418
Cablevision SA 6.5% 6/15/21 (b)		1,380	1,402
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22		865	897
5.625% 2/15/24		935	975
CBS Radio, Inc. 7.25% 11/1/24 (b)		2,440	2,562
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		11,865	12,191
5.125% 5/1/23 (b)		4,805	4,949
5.375% 5/1/25 (b)		4,805	4,949
5.5% 5/1/26 (b)		5,770	5,885
5.75% 9/1/23		3,975	4,154
5.75% 1/15/24		3,925	4,102
5.75% 2/15/26 (b)		6,505	6,733
Cengage Learning, Inc. 9.5% 6/15/24 (b)		6,540	5,804
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		11,900	12,108
Clear Channel Communications, Inc.:
9% 3/1/21		1,400	1,036
10% 1/15/18		3,660	2,727
11.25% 3/1/21		9,450	7,206
14% 2/1/21 pay-in-kind (c)		4,471	1,668
Columbus International, Inc. 7.375% 3/30/21 (b)		2,360	2,511
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (b)		4,475	4,285
4.875% 4/11/22 (b)		1,665	1,661
5.307% 5/11/22 (Reg. S) (d)		970	970
Grupo Televisa SA de CV 6.625% 3/18/25		995	1,133
iHeartCommunications, Inc. 10.625% 3/15/23		9,520	7,188
Liberty Media Corp.:
8.25% 2/1/30		5,610	5,975
8.5% 7/15/29		3,845	4,239
Lions Gate Entertainment Corp. 5.875% 11/1/24 (b)		1,250	1,269
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		11,490	11,576
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		8,205	8,246
Myriad International Holding BV 5.5% 7/21/25 (b)		3,595	3,621
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		5,626	4,122
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		2,155	2,195
Quebecor Media, Inc. 5.75% 1/15/23		6,545	6,790
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		2,335	2,475
Sirius XM Radio, Inc.:
4.625% 5/15/23 (b)		2,100	2,079
5.375% 4/15/25 (b)		4,160	4,139
5.375% 7/15/26 (b)		3,710	3,627
Tegna, Inc. 5.5% 9/15/24 (b)		2,940	2,969
TV Azteca SA de CV:
7.5% 5/25/18 (Reg. S)		6,665	5,932
7.625% 9/18/20 (Reg S.)		1,300	1,027
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (b)		4,720	4,915
VTR Finance BV 6.875% 1/15/24 (b)		6,185	6,386
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(c)		966	981
WMG Acquisition Corp. 5.625% 4/15/22 (b)		774	801
Ziggo Bond Finance BV:
5.875% 1/15/25 (b)		390	390
6% 1/15/27 (b)		3,740	3,628
Ziggo Secured Finance BV 5.5% 1/15/27 (b)		7,480	7,292
			242,985
Specialty Retail - 0.1%
CST Brands, Inc. 5% 5/1/23		1,130	1,167
L Brands, Inc. 6.875% 11/1/35		4,240	4,325
Penske Automotive Group, Inc. 5.5% 5/15/26		2,790	2,755
Sonic Automotive, Inc. 5% 5/15/23		685	666
			8,913
Textiles, Apparel & Luxury Goods - 0.0%
Hanesbrands, Inc.:
4.625% 5/15/24 (b)		1,860	1,804
4.875% 5/15/26 (b)		1,860	1,818
			3,622
TOTAL CONSUMER DISCRETIONARY			511,882
CONSUMER STAPLES - 2.1%
Beverages - 0.0%
Molson Coors Brewing Co. 1.25% 7/15/24	EUR	3,000	3,154
Food & Staples Retailing - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (b)		6,995	6,925
6.625% 6/15/24 (b)		4,805	5,009
Albertsons, Inc.:
7.45% 8/1/29		4,343	4,104
8% 5/1/31		4,037	3,865
8.7% 5/1/30		560	563
Arcor SAIC 6% 7/6/23 (b)		1,280	1,334
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (b)(c)		5,275	3,323
9.25% 2/15/19 (b)		8,385	7,106
ESAL GmbH 6.25% 2/5/23 (b)		11,710	11,745
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (b)		5,420	5,434
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (b)		1,145	1,138
Minerva Luxembourg SA 7.75% 1/31/23 (Reg. S)		3,000	3,161
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		3,820	3,285
			56,992
Food Products - 1.0%
B&G Foods, Inc. 4.625% 6/1/21		4,495	4,585
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		1,550	1,621
H.J. Heinz Co. 2.25% 5/25/28 (Reg. S)	EUR	7,428	7,967
JBS Investments GmbH 7.25% 4/3/24 (b)		13,175	13,768
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		6,790	6,875
5.875% 7/15/24 (b)		2,085	2,153
7.25% 6/1/21 (b)		2,630	2,722
8.25% 2/1/20 (b)		2,900	2,973
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (b)		3,070	3,101
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		2,475	2,481
4.875% 11/1/26 (b)		2,500	2,473
MHP SA 8.25% 4/2/20 (b)		3,110	2,986
Pilgrim's Pride Corp. 5.75% 3/15/25 (b)		4,845	4,833
Post Holdings, Inc.:
5% 8/15/26 (b)		5,645	5,405
6% 12/15/22 (b)		2,140	2,234
7.75% 3/15/24 (b)		3,025	3,358
8% 7/15/25 (b)		1,515	1,697
TreeHouse Foods, Inc. 4.875% 3/15/22		1,475	1,512
			72,744
Household Products - 0.1%
Edgewell Personal Care Co. 5.5% 6/15/25 (b)		2,485	2,491
Spectrum Brands Holdings, Inc. 5.75% 7/15/25		3,975	4,124
			6,615
Personal Products - 0.2%
Revlon Consumer Products Corp. 5.75% 2/15/21 (c)		15,880	15,959
TOTAL CONSUMER STAPLES			155,464
ENERGY - 7.8%
Energy Equipment & Services - 0.6%
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22		2,850	2,693
Ensco PLC:
4.5% 10/1/24		4,027	3,453
5.2% 3/15/25		2,495	2,155
5.75% 10/1/44		3,605	2,614
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		2,890	2,803
Forbes Energy Services Ltd. 9% 6/15/19 (e)		3,455	1,227
Forum Energy Technologies, Inc. 6.25% 10/1/21		5,100	5,100
Gulfmark Offshore, Inc. 6.375% 3/15/22		130	64
Hornbeck Offshore Services, Inc. 5.875% 4/1/20		2,757	1,971
Noble Holding International Ltd.:
4.625% 3/1/21		369	354
6.2% 8/1/40		1,410	1,008
7.2% 4/1/25 (c)		3,160	2,963
8.2% 4/1/45 (c)		705	587
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		3,240	3,489
Summit Midstream Holdings LLC 7.5% 7/1/21		1,730	1,821
Trinidad Drilling Ltd. 7.875% 1/15/19 (b)		1,450	1,446
Unit Corp. 6.625% 5/15/21		785	761
Weatherford International Ltd.:
7.75% 6/15/21		3,735	3,772
8.25% 6/15/23		3,180	3,236
9.875% 2/15/24 (b)		1,670	1,780
			43,297
Oil, Gas & Consumable Fuels - 7.2%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		5,985	6,097
4.875% 3/15/24		2,345	2,368
Afren PLC:
6.625% 12/9/20 (b)(e)		2,625	1
10.25% 4/8/19 (Reg. S) (e)		5,411	1
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (b)		5,835	6,856
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24 (b)		1,455	1,470
Antero Resources Corp.:
5.125% 12/1/22		265	268
5.625% 6/1/23 (Reg. S)		3,740	3,829
Antero Resources Finance Corp. 5.375% 11/1/21		1,845	1,887
Callon Petroleum Co. 6.125% 10/1/24 (b)		1,345	1,385
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		2,535	2,598
Chaparral Energy, Inc. 9.875% 10/1/20 (e)		1,440	1,296
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25 (b)		4,590	4,683
7% 6/30/24 (b)		4,275	4,628
Chesapeake Energy Corp.:
5.75% 3/15/23		5,625	5,288
8% 12/15/22 (b)		13,875	14,968
8% 1/15/25 (b)		4,640	4,733
Citgo Holding, Inc. 10.75% 2/15/20 (b)		10,656	11,429
Concho Resources, Inc. 4.375% 1/15/25		3,660	3,653
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20		5,685	5,827
6.125% 3/1/22		6,900	7,073
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		8,350	8,287
Denbury Resources, Inc.:
4.625% 7/15/23		3,640	2,921
5.5% 5/1/22		5,970	5,209
6.375% 8/15/21		5,075	4,568
Diamondback Energy, Inc. 4.75% 11/1/24 (b)		2,230	2,185
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19		4,715	2,464
EDC Finance Ltd. 4.875% 4/17/20 (b)		6,700	6,808
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (b)		3,755	3,905
Energy Transfer Equity LP 5.5% 6/1/27		5,670	5,528
EnLink Midstream Partners LP:
4.15% 6/1/25		2,800	2,714
4.4% 4/1/24		2,795	2,774
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 9/1/22		370	300
8% 11/29/24 (b)		2,045	2,198
9.375% 5/1/20		3,250	2,996
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19		3,303	2,328
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		2,050	2,071
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		3,628	3,778
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		950	910
7% 6/15/23		3,820	3,686
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		3,550	3,523
5.75% 10/1/25 (b)		3,825	3,873
Holly Energy Partners LP/Holly Finance Corp.:
6% 8/1/24 (b)		2,345	2,445
6.5% 3/1/20		4,280	4,419
Indo Energy Finance BV 7% 5/7/18 (b)		305	285
Jupiter Resources, Inc. 8.5% 10/1/22 (b)		9,375	8,086
Kosmos Energy Ltd.:
7.875% 8/1/21 (b)		1,705	1,696
7.875% 8/1/21 (b)		2,597	2,584
Laredo Petroleum, Inc. 7.375% 5/1/22 (Reg. S)		3,935	4,078
MPLX LP:
4.875% 12/1/24		5,825	5,991
5.5% 2/15/23		2,780	2,892
Newfield Exploration Co.:
5.375% 1/1/26		3,205	3,268
5.625% 7/1/24		635	662
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20		1,910	1,984
Nostrum Oil & Gas Finance BV 6.375% 2/14/19 (b)		5,650	5,481
Pacific Exploration and Production Corp.:
10% 11/2/21 pay-in-kind (c)		2,860	3,232
10% 11/2/21 pay-in-kind (b)(c)		465	525
Pan American Energy LLC 7.875% 5/7/21 (b)		6,560	6,888
Parsley Energy LLC/Parsley 6.25% 6/1/24 (b)		675	710
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23 (b)		6,855	6,821
8.25% 2/15/20		8,170	8,374
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		2,875	2,825
PDC Energy, Inc. 6.125% 9/15/24 (b)		1,170	1,196
Pemex Project Funding Master Trust:
6.625% 6/15/35		12,825	12,633
8.625% 12/1/23 (c)		430	467
PetroBakken Energy Ltd. 8.625% 2/1/20 (b)(e)		8,125	366
Petrobras Global Finance BV:
3% 1/15/19		7,480	7,291
3.02% 1/15/19 (c)		10,990	10,792
6.25% 3/17/24		3,550	3,405
8.375% 5/23/21		17,620	18,986
8.75% 5/23/26		5,025	5,421
Petrobras International Finance Co. Ltd.:
5.75% 1/20/20		9,755	9,877
6.875% 1/20/40		7,340	6,299
Petroleos de Venezuela SA:
5.375% 4/12/27		4,350	1,620
5.5% 4/12/37		1,965	722
6% 5/16/24 (b)		5,470	2,140
6% 11/15/26 (b)		4,390	1,690
8.5% 11/2/17 (b)		3,910	3,099
9.75% 5/17/35 (b)		14,215	6,752
12.75% 2/17/22 (b)		540	333
Petroleos Mexicanos:
3.5% 1/30/23		1,135	1,042
4.625% 9/21/23 (b)		4,305	4,188
4.875% 1/24/22		4,835	4,850
4.875% 1/18/24		3,155	3,059
5.5% 1/21/21		2,135	2,196
5.5% 6/27/44		1,378	1,147
6.375% 2/4/21 (b)		1,905	2,029
6.375% 1/23/45		5,010	4,559
6.5% 6/2/41		14,925	13,978
6.625% (b)(f)		9,630	9,052
6.75% 9/21/47 (b)		8,465	7,998
6.875% 8/4/26 (b)		1,720	1,815
PT Pertamina Persero:
4.875% 5/3/22 (b)		1,685	1,731
5.25% 5/23/21 (b)		980	1,031
6.5% 5/27/41 (b)		3,615	3,704
QEP Resources, Inc. 5.25% 5/1/23		5,080	5,093
Range Resources Corp. 5% 3/15/23 (b)		7,785	7,707
Rice Energy, Inc.:
6.25% 5/1/22		6,930	7,121
7.25% 5/1/23		1,505	1,595
RSP Permian, Inc. 6.625% 10/1/22		1,645	1,740
Sabine Pass Liquefaction LLC:
5% 3/15/27 (b)		5,615	5,664
5.875% 6/30/26 (b)		5,595	6,029
SemGroup Corp. 7.5% 6/15/21		3,490	3,595
SM Energy Co.:
5.625% 6/1/25		1,865	1,800
6.75% 9/15/26		1,495	1,540
Southern Star Central Corp. 5.125% 7/15/22 (b)		2,360	2,390
Southwestern Energy Co. 4.1% 3/15/22		5,585	5,277
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		5,335	5,435
6.375% 4/1/23		2,695	2,729
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25 (b)		1,885	1,871
5.375% 2/1/27 (b)		1,885	1,866
Teekay Corp. 8.5% 1/15/20		6,970	6,622
Teine Energy Ltd. 6.875% 9/30/22 (b)		4,205	4,294
Tennessee Gas Pipeline Co. 7.625% 4/1/37		1,550	1,874
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21		940	987
6.375% 5/1/24		1,490	1,594
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		9,291	9,988
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		4,400	4,752
Western Refining, Inc. 6.25% 4/1/21		10,605	11,003
WPX Energy, Inc.:
5.25% 9/15/24		2,865	2,779
6% 1/15/22		7,990	8,190
YPF SA:
8.5% 3/23/21 (b)		10,945	11,740
8.75% 4/4/24 (b)		11,805	12,236
Zhaikmunai International BV 7.125% 11/13/19 (b)		9,740	9,486
			539,075
TOTAL ENERGY			582,372
FINANCIALS - 7.7%
Banks - 3.0%
ABN AMRO Bank NV 7.125% 7/6/22	EUR	4,650	6,246
Banco de Bogota SA 6.25% 5/12/26 (b)		1,625	1,658
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (b)		2,905	2,906
Banco Hipotecario SA 9.75% 11/30/20 (b)		11,110	11,832
Banco Macro SA 6.75% 11/4/26 (b)(c)		1,865	1,767
Banco Nacional de Desenvolvimento Economico e Social:
4% 4/14/19 (b)		1,200	1,205
6.369% 6/16/18 (b)		2,875	3,004
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		2,155	2,004
BBVA Bancomer SA 7.25% 4/22/20 (b)		2,175	2,387
Biz Finance PLC 9.625% 4/27/22 (Reg. S)		1,175	1,149
CIT Group, Inc.:
5% 8/15/22		7,130	7,433
5.375% 5/15/20		9,060	9,626
5.5% 2/15/19 (b)		7,780	8,208
Citigroup, Inc. 1.5% 10/26/28	EUR	9,200	9,367
Credit Suisse Group Funding Guernsey Ltd. 2.75% 8/8/25 (Reg. S)	GBP	5,250	6,312
Export Credit Bank of Turkey 5.875% 4/24/19 (b)		3,200	3,270
Export-Import Bank of Korea 6.4% 8/7/17 (Reg. S)	INR	125,600	1,838
GTB Finance BV 6% 11/8/18 (b)		7,868	7,849
HSBC Holdings PLC 3.125% 6/7/28	EUR	3,850	4,278
HSBK BV 7.25% 5/3/17 (b)		2,660	2,685
ING Bank NV 6.125% 5/29/23 (c)	EUR	8,100	9,200
Intesa Sanpaolo SpA 1.125% 3/4/22	EUR	6,900	7,284
Itau Unibanco Holding SA:
5.125% 5/13/23 (Reg. S)		4,160	4,118
5.5% 8/6/22 (b)		2,655	2,685
JSC BGEO Group 6% 7/26/23 (b)		4,540	4,540
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (b)		1,560	1,673
KBC Groep NV 1.875% 3/11/27 (Reg. S) (c)	EUR	14,200	15,004
Lloyds Banking Group PLC 1% 11/9/23 (Reg. S)	EUR	3,550	3,665
National Westminster Bank PLC 6.5% 9/7/21	GBP	6,380	9,011
OJSC Russian Agricultural Bank 7.75% 5/29/18 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (b)		2,000	2,120
Rabobank Nederland 6.875% 3/19/20 (Reg. S)	EUR	14,450	17,890
Royal Bank of Scotland Group PLC:
1.625% 6/25/19 (Reg. S)	EUR	2,750	2,960
2.5% 3/22/23 (Reg. S)	EUR	5,200	5,577
Royal Bank of Scotland PLC 6.934% 4/9/18	EUR	3,750	4,236
RSHB Capital SA 5.298% 12/27/17 (b)		1,665	1,699
SB Capital SA 5.5% 2/26/24 (b)(c)		2,910	2,957
Turkiye Garanti Bankasi A/S 4% 9/13/17 (b)		1,015	1,018
Turkiye Halk Bankasi A/S:
3.875% 2/5/20 (b)		1,950	1,821
4.75% 6/4/19 (b)		2,900	2,854
4.875% 7/19/17 (b)		1,850	1,855
Turkiye Is Bankasi A/S:
3.75% 10/10/18 (b)		1,235	1,216
5.5% 4/21/19 (b)		960	969
Turkiye Vakiflar Bankasi TAO 6.875% 2/3/25 (Reg. S) (c)		3,225	3,097
UniCredit SpA:
2% 3/4/23 (Reg. S)	EUR	7,250	7,848
6.95% 10/31/22 (Reg. S)	EUR	1,550	1,873
Zenith Bank PLC 6.25% 4/22/19 (b)		11,245	10,950
			223,144
Capital Markets - 0.4%
Adient Global Holdings Ltd. 4.875% 8/15/26 (b)		3,750	3,675
BCD Acquisition, Inc. 9.625% 9/15/23 (b)		5,635	6,029
Goldman Sachs Group, Inc. 3% 2/12/31 (Reg. S)	EUR	8,839	10,101
Morgan Stanley 1.75% 3/11/24	EUR	8,700	9,550
MSCI, Inc.:
5.25% 11/15/24 (b)		2,430	2,552
5.75% 8/15/25 (b)		2,375	2,523
			34,430
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25% 7/1/20		3,790	3,894
4.625% 7/1/22		6,230	6,417
5% 10/1/21		1,860	1,955
Ally Financial, Inc.:
4.125% 2/13/22		7,825	7,757
4.625% 3/30/25		12,230	12,047
5.125% 9/30/24		18,860	19,190
8% 11/1/31		67,474	78,264
Credito Real S.A.B. de CV:
7.25% 7/20/23 (b)		1,860	1,897
7.5% 3/13/19 (b)		2,705	2,817
General Motors Acceptance Corp. 8% 11/1/31		7,755	8,976
Navient Corp. 5.875% 10/25/24		9,855	9,362
SLM Corp.:
5.5% 1/25/23		13,555	13,148
6.125% 3/25/24		3,000	2,914
7.25% 1/25/22		9,715	10,286
			178,924
Diversified Financial Services - 0.8%
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		3,275	2,719
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23(b)		2,280	2,395
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		16,530	16,406
6% 8/1/20		5,130	5,239
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)		2,970	3,144
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (b)		4,230	4,219
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		9,790	11,014
Springleaf Financial Corp.:
7.75% 10/1/21		555	586
8.25% 12/15/20		2,795	3,040
TMK Capital SA 6.75% 4/3/20 (Reg. S)		1,125	1,164
Wendel SA:
1% 4/20/23 (Reg. S)	EUR	2,800	2,890
2.75% 10/2/24 (Reg. S)	EUR	5,500	6,163
			58,979
Insurance - 0.6%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		9,415	9,721
Assicurazioni Generali SpA 7.75% 12/12/42 (c)	EUR	4,100	5,136
Aviva PLC 3.375% 12/4/45 (Reg. S) (c)	EUR	3,900	4,032
Direct Line Insurance Group PLC 9.25% 4/27/42 (c)	GBP	5,900	8,930
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		8,430	8,906
SCOR SE 3% 6/8/46 (Reg. S) (c)	EUR	3,300	3,474
Zurich Insurance Co. Ltd. 3.5% 10/1/46 (c)	EUR	5,050	5,492
			45,691
Thrifts & Mortgage Finance - 0.5%
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (c)	EUR	13,300	14,540
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)		20,310	22,113
			36,653
TOTAL FINANCIALS			577,821
HEALTH CARE - 2.2%
Biotechnology - 0.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		1,990	1,990
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 6.375% 7/1/23 (b)		1,715	1,704
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (b)		1,870	1,931
Hologic, Inc. 5.25% 7/15/22 (b)		4,120	4,336
			7,971
Health Care Providers & Services - 1.9%
AmSurg Corp. 5.625% 7/15/22		2,430	2,505
Community Health Systems, Inc.:
6.875% 2/1/22		12,995	9,032
7.125% 7/15/20		4,690	3,566
Double Eagle Acquisition Sub, Inc. 7.5% 10/1/24 (b)		2,205	2,310
Envision Healthcare Corp. 6.25% 12/1/24 (b)		3,725	3,930
HCA Holdings, Inc.:
4.75% 5/1/23		5,215	5,339
5.25% 4/15/25		11,820	12,337
5.25% 6/15/26		4,600	4,755
5.375% 2/1/25		7,665	7,684
5.875% 3/15/22		10,760	11,594
5.875% 5/1/23		6,100	6,481
5.875% 2/15/26		9,405	9,687
7.5% 2/15/22		10,195	11,571
HealthSouth Corp. 5.75% 11/1/24		8,045	8,146
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375% 8/1/23 (b)		3,730	3,991
MPH Acquisition Holdings LLC 7.125% 6/1/24 (b)		2,000	2,105
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		2,960	3,004
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		2,105	2,100
Surgery Center Holdings, Inc. 8.875% 4/15/21 (b)		3,725	3,967
Tenet Healthcare Corp.:
6.75% 6/15/23		4,280	3,777
6.875% 11/15/31		9,855	7,601
7.5% 1/1/22 (b)		2,130	2,221
8.125% 4/1/22		4,835	4,562
Vizient, Inc. 10.375% 3/1/24 (b)		4,030	4,564
			136,829
Pharmaceuticals - 0.2%
Horizon Pharma, Inc. 8.75% 11/1/24 (b)		2,600	2,633
Valeant Pharmaceuticals International, Inc.:
5.875% 5/15/23 (b)		14,490	10,940
6.75% 8/15/21 (b)		1,715	1,423
			14,996
TOTAL HEALTH CARE			161,786
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Huntington Ingalls Industries, Inc. 5% 11/15/25 (b)		3,490	3,625
KLX, Inc. 5.875% 12/1/22 (b)		10,020	10,321
TransDigm, Inc. 6.375% 6/15/26 (b)		3,555	3,651
Triumph Group, Inc. 4.875% 4/1/21		4,250	3,987
			21,584
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. 6.125% 9/1/23(b)		2,935	3,067
Airlines - 0.2%
Air Canada 5.375% 11/15/22 (b)		1,135	1,163
Allegiant Travel Co. 5.5% 7/15/19		1,170	1,205
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22		360	378
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 8/10/22		1,909	2,193
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		1,809	1,795
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17		366	385
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25		3,327	3,826
Series 2012-2 Class B, 6.75% 12/3/22		1,312	1,425
Series 2013-1 Class B, 5.375% 5/15/23		1,727	1,831
			14,201
Building Products - 0.0%
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		1,225	1,194
6.125% 4/1/25 (b)		1,225	1,185
			2,379
Commercial Services & Supplies - 0.5%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (b)		3,270	3,254
ADT Corp. 6.25% 10/15/21		11,615	12,602
APX Group, Inc.:
7.875% 12/1/22		5,890	6,376
8.75% 12/1/20		6,550	6,599
Cenveo Corp. 6% 8/1/19 (b)		2,285	2,039
Covanta Holding Corp. 5.875% 3/1/24		2,775	2,667
Garda World Security Corp.:
7.25% 11/15/21 (b)		895	832
7.25% 11/15/21 (b)		1,655	1,539
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (b)		1,100	1,122
TMS International Corp. 7.625% 10/15/21 (b)		825	788
			37,818
Construction & Engineering - 0.1%
Cementos Progreso Trust 7.125% 11/6/23 (b)		2,045	2,145
Odebrecht Finance Ltd. 4.375% 4/25/25 (b)		5,255	3,035
			5,180
Electrical Equipment - 0.1%
Sensata Technologies BV:
4.875% 10/15/23 (b)		1,390	1,421
5% 10/1/25 (b)		3,860	3,783
			5,204
Industrial Conglomerates - 0.0%
Alfa SA de CV 5.25% 3/25/24 (b)		1,360	1,391
Machinery - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (b)		5,650	5,636
Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		935	795
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		3,645	3,445
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (e)		455	86
			4,326
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (b)		1,490	1,587
Lima Metro Line 2 Finance Ltd. 5.875% 7/5/34 (b)		1,660	1,751
			3,338
Trading Companies & Distributors - 0.3%
Aircastle Ltd.:
5% 4/1/23		2,105	2,147
5.5% 2/15/22		3,785	4,012
Ashtead Capital, Inc. 5.625% 10/1/24 (b)		3,925	4,111
International Lease Finance Corp.:
4.625% 4/15/21		5,675	5,881
5.875% 8/15/22		3,620	3,928
8.625% 1/15/22		2,200	2,643
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		1,290	1,284
United Rentals North America, Inc. 5.5% 5/15/27		2,355	2,337
			26,343
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA:
10.75% 12/1/20 (b)		3,319	3,573
10.75% 12/1/20 (Reg. S)		112	121
Global Ports Finance PLC 6.872% 1/25/22 (b)		2,940	3,028
			6,722
TOTAL INDUSTRIALS			137,189
INFORMATION TECHNOLOGY - 2.0%
Communications Equipment - 0.5%
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (b)		7,860	8,302
Brocade Communications Systems, Inc. 4.625% 1/15/23		2,840	2,812
Lucent Technologies, Inc.:
6.45% 3/15/29		21,200	22,101
6.5% 1/15/28		6,600	6,815
			40,030
Electronic Equipment & Components - 0.1%
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (b)		3,610	3,863
Micron Technology, Inc. 7.5% 9/15/23 (b)		3,440	3,810
			7,673
Internet Software & Services - 0.2%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		4,245	4,245
Camelot Finance SA 7.875% 10/15/24 (b)		1,670	1,728
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		3,060	3,221
j2 Global, Inc. 8% 8/1/20		2,970	3,089
			12,283
IT Services - 0.1%
Ceridian HCM Holding, Inc. 11% 3/15/21 (b)		2,010	2,065
Everi Payments, Inc. 10% 1/15/22		3,725	3,688
			5,753
Semiconductors & Semiconductor Equipment - 0.8%
Entegris, Inc. 6% 4/1/22 (b)		1,150	1,196
Micron Technology, Inc.:
5.25% 8/1/23 (b)		1,545	1,551
5.25% 1/15/24 (b)		3,250	3,234
5.5% 2/1/25		10,885	10,831
5.625% 1/15/26 (b)		2,880	2,855
5.875% 2/15/22		2,320	2,419
Microsemi Corp. 9.125% 4/15/23 (b)		1,450	1,689
NXP BV/NXP Funding LLC:
4.625% 6/15/22 (b)		1,710	1,791
5.75% 3/15/23 (b)		13,101	13,822
Qorvo, Inc.:
6.75% 12/1/23		2,750	3,025
7% 12/1/25		8,399	9,302
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (b)		3,690	3,856
Versum Materials, Inc. 5.5% 9/30/24 (b)		1,935	1,979
			57,550
Software - 0.3%
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		3,000	2,803
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		6,240	6,630
Greeneden U.S. Holdings II LLC 10% 11/30/24 (b)		5,130	5,451
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (b)		1,330	1,380
Nuance Communications, Inc. 5.375% 8/15/20 (b)		2,085	2,145
Open Text Corp. 5.875% 6/1/26 (b)		2,805	2,959
Parametric Technology Corp. 6% 5/15/24		1,135	1,197
SS&C Technologies Holdings, Inc. 5.875% 7/15/23		2,985	3,093
			25,658
TOTAL INFORMATION TECHNOLOGY			148,947
MATERIALS - 4.1%
Chemicals - 1.2%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	8,900	9,826
Braskem Finance Ltd.:
5.375% 5/2/22 (b)		3,350	3,461
5.75% 4/15/21 (b)		1,800	1,895
6.45% 2/3/24		1,975	2,079
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (b)		2,370	2,672
Mexichem S.A.B. de CV 4.875% 9/19/22 (b)		1,750	1,824
Momentive Performance Materials, Inc.:
3.88% 10/24/21		37,507	35,257
4.69% 4/24/22		12,150	10,449
10% 10/15/20 (e)		12,150	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (e)		37,507	0
Nufarm Australia Ltd. 6.375% 10/15/19 (b)		1,725	1,764
OCP SA 5.625% 4/25/24 (b)		1,140	1,179
Platform Specialty Products Corp.:
6.5% 2/1/22 (b)		3,700	3,728
10.375% 5/1/21 (b)		1,120	1,240
Solvay SA 2.75% 12/2/27 (Reg. S)	EUR	3,100	3,636
TPC Group, Inc. 8.75% 12/15/20 (b)		6,250	5,281
Valvoline Finco Two LLC 5.5% 7/15/24 (b)		1,370	1,418
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (b)		1,598	1,666
5.625% 10/1/24 (b)		2,380	2,499
			89,874
Construction Materials - 0.2%
CEMEX Finance LLC:
6% 4/1/24 (b)		1,900	1,952
9.375% 10/12/22 (b)		2,120	2,311
CEMEX S.A.B. de CV 7.75% 4/16/26 (b)		1,630	1,805
HeidelbergCement Finance AG 2.25% 6/3/24 (Reg. S)	EUR	4,250	4,774
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)(c)		1,435	1,403
U.S. Concrete, Inc. 6.375% 6/1/24		1,815	1,919
Union Andina de Cementos SAA 5.875% 10/30/21 (b)		1,825	1,889
			16,053
Containers & Packaging - 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (b)		3,725	3,695
6% 6/30/21 (b)		2,530	2,574
6.25% 1/31/19 (b)		2,135	2,170
6.75% 1/31/21 (b)		4,430	4,563
7.25% 5/15/24 (b)		6,655	7,013
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		1,770	1,810
Crown Cork & Seal, Inc.:
7.375% 12/15/26		5,240	5,869
7.5% 12/15/96		4,010	4,095
Sealed Air Corp. 5.25% 4/1/23 (b)		2,170	2,251
			34,040
Metals & Mining - 2.2%
Alcoa Nederland Holding BV:
6.75% 9/30/24 (b)		2,525	2,740
7% 9/30/26 (b)		2,090	2,289
Aleris International, Inc. 6% 6/1/20 (b)		30	30
Alrosa Finance SA 7.75% 11/3/20 (b)		1,210	1,365
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)		1,145	1,213
Compania Minera Ares SAC 7.75% 1/23/21 (b)		4,745	5,089
EVRAZ Group SA:
6.5% 4/22/20 (b)		4,510	4,722
8.25% 1/28/21 (Reg. S)		5,440	5,977
9.5% 4/24/18 (Reg. S)		1,680	1,798
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		8,645	8,688
Ferrexpo Finance PLC 10.375% 4/7/19 (b)		3,873	3,873
First Quantum Minerals Ltd.:
6.75% 2/15/20 (b)		4,920	4,908
7% 2/15/21 (b)		4,470	4,446
7.25% 5/15/22 (b)		2,630	2,591
Freeport-McMoRan, Inc.:
3.55% 3/1/22		1,870	1,739
3.875% 3/15/23		5,605	5,143
5.4% 11/14/34		1,770	1,487
5.45% 3/15/43		11,570	9,574
6.75% 2/1/22 (b)		5,415	5,564
Gerdau Trade, Inc. 5.75% 1/30/21 (b)		1,320	1,354
Gold Fields Orogen Holding BVI Ltd.:
4.875% 10/7/20 (b)		9,540	9,378
4.875% 10/7/20 (Reg. S)		450	442
GTL Trade Finance, Inc. 5.893% 4/29/24 (b)		3,250	3,234
JMC Steel Group, Inc. 9.875% 6/15/23 (b)		2,450	2,744
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		2,105	2,316
Lundin Mining Corp.:
7.5% 11/1/20 (b)		1,295	1,378
7.875% 11/1/22 (b)		185	201
Metinvest BV:
8.75% 2/14/18 (Reg. S)		1,657	1,508
10.5% 11/28/17 (b)		8,964	8,068
10.5% 11/28/17 (Reg. S)		2,303	2,073
Mirabela Nickel Ltd. 1% 9/10/44 pay-in-kind (b)(e)		13	0
Murray Energy Corp. 11.25% 4/15/21 (b)		5,430	4,208
New Gold, Inc. 7% 4/15/20 (b)		1,295	1,327
Polyus Gold International Ltd.:
5.625% 4/29/20 (b)		4,845	5,056
5.625% 4/29/20 (Reg. S)		500	522
Southern Copper Corp. 7.5% 7/27/35		3,410	3,938
Teck Resources Ltd. 8.5% 6/1/24 (b)		17,515	20,186
United States Steel Corp. 8.375% 7/1/21 (b)		7,995	8,839
Vale Overseas Ltd.:
4.375% 1/11/22		3,040	2,987
5.875% 6/10/21		1,825	1,912
6.875% 11/21/36		1,920	1,891
Vedanta Resources PLC 6% 1/31/19 (b)		5,735	5,749
			162,547
Paper & Forest Products - 0.0%
Boise Cascade Co. 5.625% 9/1/24 (b)		1,355	1,345
NewPage Corp.:
0% 5/1/12 (c)(e)		2,460	0
11.375% 12/31/14 (e)		3,832	0
Sino-Forest Corp. 6.25% 10/21/17 (b)(e)		4,925	0
			1,345
TOTAL MATERIALS			303,859
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		640	651
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26		1,325	1,299
6.375% 2/15/22		3,670	3,803
			5,753
Real Estate Management & Development - 0.4%
CBRE Group, Inc. 5% 3/15/23		7,325	7,556
Grand City Properties SA 1.5% 4/17/25 (Reg. S)	EUR	2,500	2,568
Howard Hughes Corp. 6.875% 10/1/21 (b)		9,230	9,727
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		15	17
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		1,850	1,959
Mattamy Group Corp. 6.875% 12/15/23 (b)		2,740	2,774
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (b)		6,295	6,452
			31,053
TOTAL REAL ESTATE			36,806
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 2.8%
Altice Financing SA:
6.5% 1/15/22 (b)		9,695	10,107
6.625% 2/15/23 (b)		7,355	7,557
7.5% 5/15/26 (b)		7,120	7,405
Altice Finco SA:
8.125% 1/15/24 (b)		7,845	8,120
9.875% 12/15/20 (b)		4,825	5,090
Citizens Communications Co.:
7.875% 1/15/27		2,505	2,073
9% 8/15/31		3,545	3,022
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		2,730	2,849
Frontier Communications Corp. 11% 9/15/25		7,455	7,697
GCI, Inc. 6.875% 4/15/25		3,760	3,816
GTH Finance BV:
6.25% 4/26/20 (b)		3,165	3,317
7.25% 4/26/23 (b)		8,785	9,418
GTT Escrow Corp. 7.875% 12/31/24 (b)		1,745	1,820
Level 3 Communications, Inc. 5.75% 12/1/22		4,165	4,280
Level 3 Financing, Inc.:
5.125% 5/1/23		3,845	3,859
5.375% 5/1/25		3,845	3,922
Lynx II Corp. 6.375% 4/15/23 (b)		1,555	1,615
Sable International Finance Ltd. 6.875% 8/1/22 (b)		16,730	17,399
SFR Group SA:
6% 5/15/22 (b)		33,090	33,959
6.25% 5/15/24 (b)		33,197	33,363
7.375% 5/1/26 (b)		14,640	15,006
Sprint Capital Corp.:
6.875% 11/15/28		4,132	4,080
8.75% 3/15/32		3,187	3,506
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		1,880	1,913
U.S. West Communications:
6.875% 9/15/33		1,925	1,838
7.25% 9/15/25		420	451
7.25% 10/15/35		1,205	1,141
UPCB Finance IV Ltd. 5.375% 1/15/25 (b)		4,110	4,141
Virgin Media Finance PLC 4.875% 2/15/22		4,640	4,164
			206,928
Wireless Telecommunication Services - 3.4%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	70,700	3,091
Comcel Trust 6.875% 2/6/24 (b)		1,855	1,869
Digicel Group Ltd.:
6% 4/15/21 (b)		745	674
6.75% 3/1/23 (b)		1,680	1,515
7% 2/15/20 (b)		860	810
7.125% 4/1/22 (b)		16,995	13,184
8.25% 9/30/20 (b)		8,800	7,550
Intelsat Jackson Holdings SA:
5.5% 8/1/23		12,550	8,456
7.25% 10/15/20		19,630	15,213
7.5% 4/1/21		5,670	4,323
Millicom International Cellular SA:
4.75% 5/22/20 (b)		1,920	1,944
6% 3/15/25 (b)		6,925	6,804
6.625% 10/15/21 (b)		7,870	8,260
MTS International Funding Ltd. 8.625% 6/22/20 (b)		520	597
Neptune Finco Corp.:
6.625% 10/15/25 (b)		7,210	7,877
10.125% 1/15/23 (b)		7,455	8,611
10.875% 10/15/25 (b)		17,675	21,033
Sprint Communications, Inc. 6% 11/15/22		9,930	10,004
Sprint Corp.:
7.125% 6/15/24		18,887	19,454
7.625% 2/15/25		10,515	11,054
7.875% 9/15/23		9,580	10,227
T-Mobile U.S.A., Inc.:
6% 3/1/23		6,860	7,246
6% 4/15/24		5,590	5,890
6.375% 3/1/25		19,464	20,802
6.5% 1/15/24		25,330	27,166
6.625% 4/1/23		17,880	18,953
6.836% 4/28/23		4,925	5,276
TBG Global Pte. Ltd. 4.625% 4/3/18 (Reg. S)		1,450	1,463
Telesat Canada/Telesat LLC 8.875% 11/15/24 (b)		2,910	3,034
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (b)		1,930	2,147
			254,527
TOTAL TELECOMMUNICATION SERVICES			461,455
UTILITIES - 2.5%
Electric Utilities - 0.3%
EDF SA 1.875% 10/13/36 (Reg. S)	EUR	5,600	5,328
EDP Finance BV 1.125% 2/12/24 (Reg. S)	EUR	3,750	3,740
EnBW Energie Baden-Wuerttemberg AG 3.375% 4/5/77 (c)	EUR	3,875	4,088
InterGen NV 7% 6/30/23 (b)		1,545	1,375
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		1,175	1,397
RJS Power Holdings LLC 4.625% 7/15/19 (b)(c)		3,915	3,709
			19,637
Gas Utilities - 0.3%
National Grid Gas Finance PLC 1.125% 9/22/21 (Reg. S)	GBP	7,800	9,566
Southern Natural Gas Co.:
7.35% 2/15/31		8,245	9,522
8% 3/1/32		6,000	7,512
			26,600
Independent Power and Renewable Electricity Producers - 1.9%
Dynegy, Inc.:
7.375% 11/1/22		11,735	11,207
7.625% 11/1/24		13,340	12,306
8% 1/15/25 (b)		4,635	4,345
Energy Future Holdings Corp.:
10.875% 11/1/17 (e)		9,438	8,966
11.25% 11/1/17 pay-in-kind (c)(e)		7,535	5,896
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (e)		25,663	34,261
12.25% 3/1/22 (b)(c)(e)		31,213	42,528
Listrindo Capital BV 4.95% 9/14/26 (b)		1,880	1,833
PPL Energy Supply LLC 6.5% 6/1/25		3,040	2,348
TerraForm Power Operating LLC:
6.375% 2/1/23 (b)(c)		10,330	10,459
6.625% 6/15/25 (b)(c)		2,610	2,701
TXU Corp.:
5.55% 11/15/14 (e)		1,623	211
6.5% 11/15/24 (e)		13,610	1,769
6.55% 11/15/34 (e)		26,380	3,429
			142,259
TOTAL UTILITIES			188,496

TOTAL NONCONVERTIBLE BONDS			3,266,077

TOTAL CORPORATE BONDS
(Cost $3,184,967)			3,266,515

U.S. Government and Government Agency Obligations - 14.1%
U.S. Government Agency Obligations - 0.4%
Tennessee Valley Authority:
1.75% 10/15/18		$12,807	$12,914
4.25% 9/15/65		9,647	9,905
5.25% 9/15/39		968	1,214
5.375% 4/1/56		3,004	3,748

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			27,781

U.S. Treasury Obligations - 13.3%
U.S. Treasury Bonds:
2.5% 2/15/46		9,000	7,978
2.5% 5/15/46		7,077	6,274
2.875% 8/15/45		22,540	21,640
2.875% 11/15/46		16,522	15,912
3% 11/15/45		1,000	984
3.625% 2/15/44 (g)(h)		65,247	72,167
4.25% 5/15/39		24,500	29,692
5.25% 2/15/29		7,107	9,069
6.125% 8/15/29 (g)		33,824	46,654
7.875% 2/15/21		5,350	6,632
U.S. Treasury Notes:
0.75% 7/15/19		12,879	12,687
0.875% 6/15/19		71,205	70,435
1.125% 1/15/19		11,773	11,748
1.125% 7/31/21		24,205	23,375
1.125% 9/30/21		52,169	50,271
1.25% 10/31/21(i)		27,000	26,156
1.375% 2/28/19		38,974	39,073
1.375% 12/15/19		14,269	14,228
1.375% 1/31/21		3,000	2,950
1.375% 8/31/23		4,000	3,785
1.5% 1/31/19		8,161	8,203
1.5% 10/31/19		20,519	20,559
1.5% 1/31/22		7,909	7,722
1.5% 8/15/26		2,255	2,071
1.625% 4/30/19		34,618	34,878
1.625% 6/30/19		37,248	37,512
1.75% 9/30/19		18,115	18,285
1.75% 11/30/21		9,000	8,924
2% 9/30/20		125,701	127,022
2% 12/31/21		17,000	17,045
2% 2/15/25		11,594	11,269
2% 8/15/25 (g)		1,961	1,897
2% 11/15/26		45,882	44,074
2.125% 6/30/21		10,000	10,099
2.125% 5/15/25		15,858	15,524
2.25% 7/31/21		60,289	61,177
2.25% 12/31/23		95,571	95,498

TOTAL U.S. TREASURY OBLIGATIONS			993,469

Other Government Related - 0.4%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 0.9989% 12/7/20 (NCUA Guaranteed) (c)		1,217	1,215
Series 2011-R1 Class 1A, 0.982% 1/8/20 (NCUA Guaranteed) (c)		2,815	2,817
Series 2011-R4 Class 1A, 0.912% 3/6/20 (NCUA Guaranteed) (c)		505	505
National Credit Union Administration Guaranteed Notes Master Trust 3.45% 6/12/21 (NCUA Guaranteed)		23,400	24,649

TOTAL OTHER GOVERNMENT RELATED			29,186

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,060,357)			1,050,436

U.S. Government Agency - Mortgage Securities - 1.7%
Fannie Mae - 1.2%
2.54% 6/1/42 (c)		221	229
2.55% 11/1/35 (c)		315	326
2.551% 9/1/33 (c)		306	317
2.6% 6/1/47 (c)		56	58
2.603% 1/1/35 (c)		129	134
2.615% 10/1/35 (c)		18	18
2.647% 2/1/37 (c)		342	361
2.69% 7/1/35 (c)		104	109
2.69% 3/1/37 (c)		23	24
2.698% 2/1/42 (c)		1,309	1,361
2.715% 2/1/36 (c)		10	10
2.769% 1/1/42 (c)		980	1,015
2.802% 6/1/36 (c)		33	34
2.815% 9/1/36 (c)		30	32
2.85% 11/1/36 (c)		22	24
2.852% 3/1/33 (c)		64	67
2.915% 11/1/33 (c)		13	14
2.943% 9/1/41 (c)		125	130
2.972% 5/1/36 (c)		21	22
2.973% 11/1/40 (c)		107	113
2.975% 10/1/41 (c)		66	69
3.008% 4/1/36 (c)		165	176
3.239% 7/1/41 (c)		204	215
3.272% 8/1/35 (c)		272	283
3.353% 10/1/41 (c)		114	119
3.5% 10/1/45		7,926	8,126
3.5% 1/1/47 (j)		15,000	15,367
3.549% 7/1/41 (c)		262	273
4% 5/1/29		16,826	17,764
4% 1/1/47 (j)		14,600	15,339
4.5% 11/1/25 to 4/1/39		18,017	19,417
5% 2/1/22 to 7/1/35		3,060	3,359
5.5% 10/1/20 to 1/1/29		1,905	2,062
6.5% 2/1/17 to 8/1/36		3,067	3,517

TOTAL FANNIE MAE			90,484

Freddie Mac - 0.2%
2.2% 3/1/37 (c)		15	16
2.555% 2/1/37 (c)		45	47
2.57% 3/1/35 (c)		61	62
2.571% 1/1/36 (c)		71	73
2.602% 6/1/33 (c)		173	181
2.66% 8/1/37 (c)		69	72
2.699% 2/1/36 (c)		4	4
2.813% 1/1/37 (c)		192	200
2.85% 7/1/35 (c)		130	135
2.875% 5/1/37 (c)		31	32
2.925% 6/1/37 (c)		26	27
2.936% 5/1/37 (c)		39	41
2.949% 6/1/37 (c)		199	210
2.99% 9/1/35 (c)		18	19
3% 2/1/31		4,388	4,511
3.026% 10/1/41 (c)		774	806
3.035% 10/1/36 (c)		253	266
3.065% 10/1/35 (c)		109	114
3.065% 9/1/41 (c)		1,235	1,283
3.07% 7/1/35 (c)		131	139
3.076% 10/1/42 (c)		829	876
3.156% 4/1/37 (c)		32	34
3.183% 9/1/41 (c)		160	167
3.202% 5/1/37 (c)		637	674
3.22% 4/1/37 (c)		8	8
3.221% 5/1/37 (c)		235	244
3.221% 4/1/41 (c)		140	145
3.246% 6/1/37 (c)		43	46
3.28% 6/1/41 (c)		166	175
3.295% 7/1/36 (c)		58	62
3.392% 5/1/41 (c)		123	130
3.638% 6/1/41 (c)		201	212
3.672% 5/1/41 (c)		193	204
3.845% 10/1/35 (c)		29	31
6% 1/1/24		707	767
6.5% 2/1/17 to 3/1/22		233	250

TOTAL FREDDIE MAC			12,263

Ginnie Mae - 0.3%
4.3% 8/20/61 (k)		2,146	2,206
4.649% 2/20/62 (k)		1,621	1,688
4.682% 2/20/62 (k)		2,086	2,172
4.684% 1/20/62 (k)		10,213	10,610
5.47% 8/20/59 (k)		253	256
5.5% 11/15/35		1,152	1,319
6% 6/15/36		2,413	2,783

TOTAL GINNIE MAE			21,034

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $123,485)			123,781

Collateralized Mortgage Obligations - 3.6%
U.S. Government Agency - 3.6%
Fannie Mae:
floater Series 2010-15 Class FJ, 1.6861% 6/25/36 (c)		$2,833	$2,872
planned amortization class:
Series 2002-9 Class PC, 6% 3/25/17		0	0
Series 2003-70 Class BJ, 5% 7/25/33		305	335
Series 2005-19 Class PA, 5.5% 7/25/34		794	838
Series 2005-27 Class NE, 5.5% 5/25/34		449	455
Series 2005-64 Class PX, 5.5% 6/25/35		853	926
Series 2005-68 Class CZ, 5.5% 8/25/35		2,694	3,017
Series 2010-118 Class PB, 4.5% 10/25/40		3,010	3,185
sequential payer:
Series 2002-57 Class BD, 5.5% 9/25/17		5	5
Series 2003-117 Class MD, 5% 12/25/23		570	608
Series 2004-91 Class Z, 5% 12/25/34		2,540	2,803
Series 2005-117 Class JN, 4.5% 1/25/36		735	778
Series 2005-14 Class ZB, 5% 3/25/35		938	1,035
Series 2006-72 Class CY, 6% 8/25/26		780	845
Series 2009-59 Class HB, 5% 8/25/39		1,366	1,508
Series 2010-97 Class CX, 4.5% 9/25/25		3,300	3,561
Series 2009-85 Class IB, 4.5% 8/25/24 (l)		136	8
Series 2009-93 Class IC, 4.5% 9/25/24 (l)		204	12
Series 2010-139 Class NI, 4.5% 2/25/40 (l)		1,642	200
Series 2010-39 Class FG, 1.6761% 3/25/36 (c)		1,762	1,798
Series 2010-97 Class CI, 4.5% 8/25/25 (l)		477	32
Series 2011-67 Class AI, 4% 7/25/26 (l)		473	50
Series 2012-27 Class EZ, 4.25% 3/25/42		2,899	3,119
Series 2016-26 Class CG, 3% 5/25/46		6,158	6,299
Freddie Mac:
floater:
Series 2630 Class FL, 1.2039% 6/15/18 (c)		3	3
Series 2711 Class FC, 1.6039% 2/15/33 (c)		917	931
floater planned amortization class Series 2770 Class FH, 1.1039% 3/15/34 (c)		1,126	1,129
planned amortization class:
Series 2101 Class PD, 6% 11/15/28		37	40
Series 2425 Class JH, 6% 3/15/17		1	1
Series 2996 Class MK, 5.5% 6/15/35		95	104
Series 3415 Class PC, 5% 12/15/37		403	429
Series 3763 Class QA, 4% 4/15/34		526	532
Series 3840 Class VA, 4.5% 9/15/27		1,498	1,566
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		4,487	5,008
Series 2303 Class ZV, 6% 4/15/31		92	99
Series 2877 Class ZD, 5% 10/15/34		3,097	3,419
Series 3745 Class KV, 4.5% 12/15/26		2,673	2,883
Series 3806 Class L, 3.5% 2/15/26		2,700	2,839
Series 3843 Class PZ, 5% 4/15/41		987	1,137
Freddie Mac Multi-family Structured pass-thru certificates sequential payer:
Series 4335 Class AL, 4.25% 3/15/40		2,599	2,741
Series 4341 Class ML, 3.5% 11/15/31		3,345	3,491
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 1.239% 7/20/37 (c)		590	593
Series 2008-2 Class FD, 1.219% 1/20/38 (c)		145	145
Series 2008-73 Class FA, 1.599% 8/20/38 (c)		983	1,000
Series 2008-83 Class FB, 1.639% 9/20/38 (c)		874	890
Series 2009-108 Class CF, 1.3073% 11/16/39 (c)		675	681
Series 2009-116 Class KF, 1.2373% 12/16/39 (c)		493	496
Series 2010-H17 Class FA, 0.9359% 7/20/60 (c)(k)		3,701	3,660
Series 2010-H18 Class AF, 0.8304% 9/20/60 (c)(k)		4,539	4,485
Series 2010-H19 Class FG, 0.8304% 8/20/60 (c)(k)		4,949	4,891
Series 2010-H27 Series FA, 0.9104% 12/20/60 (c)(k)		1,704	1,688
Series 2011-H05 Class FA, 1.0304% 12/20/60 (c)(k)		2,848	2,835
Series 2011-H07 Class FA, 1.0304% 2/20/61 (c)(k)		5,778	5,753
Series 2011-H12 Class FA, 1.0204% 2/20/61 (c)(k)		6,860	6,828
Series 2011-H13 Class FA, 1.0304% 4/20/61 (c)(k)		2,517	2,506
Series 2011-H14:
Class FB, 1.0304% 5/20/61 (c)(k)		3,000	2,984
Class FC, 1.0304% 5/20/61 (c)(k)		2,698	2,685
Series 2011-H17 Class FA, 1.0604% 6/20/61 (c)(k)		3,479	3,467
Series 2011-H21 Class FA, 1.1304% 10/20/61 (c)(k)		3,722	3,716
Series 2012-H01 Class FA, 1.2304% 11/20/61 (c)(k)		3,230	3,236
Series 2012-H03 Class FA, 1.2304% 1/20/62 (c)(k)		2,049	2,053
Series 2012-H06 Class FA, 1.1604% 1/20/62 (c)(k)		3,152	3,151
Series 2012-H07 Class FA, 1.1604% 3/20/62 (c)(k)		1,931	1,931
Series 2013-H19:
Class FC, 1.1304% 8/20/63 (c)(k)		468	468
Class FD, 1.1304% 8/20/63 (c)(k)		1,252	1,250
Series 2015-H13 Class FL, 0.8104% 5/20/63 (c)(k)		8,972	8,960
Series 2015-H19 Class FA, 0.7304% 4/20/63 (c)(k)		8,502	8,483
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40		3,810	4,199
Series 2011-136 Class WI, 4.5% 5/20/40 (l)		1,177	148
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40		4,540	4,935
Series 2013-H06 Class HA, 1.65% 1/20/63 (k)		1,754	1,747
Series 2014-H12 Class KA, 2.75% 5/20/64 (k)		2,230	2,257
Series 2016-H02 Class FM, 1.0304% 9/20/62 (c)(k)		7,199	7,198
Series 2016-H04 Class FE, 1.1804% 11/20/65 (c)(k)		2,364	2,366
Series 2010-169 Class Z, 4.5% 12/20/40		2,195	2,331
Series 2010-H15 Class TP, 5.15% 8/20/60 (k)		8,054	8,451
Series 2010-H17 Class XP, 5.2995% 7/20/60 (c)(k)		9,711	10,129
Series 2010-H18 Class PL, 5.01% 9/20/60 (c)(k)		7,812	8,179
Series 2013-124:
Class ES, 7.6813% 4/20/39 (c)(m)		3,521	3,741
Class ST, 7.8147% 8/20/39 (c)(m)		6,824	7,431
Series 2015-H17 Class HA, 2.5% 5/20/65 (k)		8,100	8,189
Series 2015-H21:
Class HA, 2.5% 6/20/63 (k)		23,521	23,806
Class JA, 2.5% 6/20/65 (k)		2,216	2,244
Series 2015-H30 Class HA, 1.75% 9/20/62 (c)(k)		16,358	16,260
Series 2016-H13 Class FB, 1.18% 5/20/66 (c)(k)		8,416	8,396
Series 2090-118 Class XZ, 5% 12/20/39		4,740	5,392
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $267,507)			266,875

Commercial Mortgage Securities - 0.9%
Freddie Mac:
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		2,120	2,269
sequential payer:
Series K006 Class A2, 4.251% 1/25/20		9,078	9,610
Series K027 Class A2, 2.637% 1/25/23		2,406	2,430
Series K029 Class A2, 3.32% 2/25/23 (c)		1,186	1,241
Series K034 Class A1, 2.669% 2/25/23		7,025	7,079
Series K037 Class A2, 3.49% 1/25/24		3,753	3,950
Series K710 Class A2, 1.883% 5/25/19		2,585	2,598
Series K713 Class A2, 2.313% 3/25/20		1,662	1,682
Series K717 Class A2, 2.991% 9/25/21		1,385	1,432
Series K039 Class A2, 3.303% 7/25/24		14,456	14,985
Series K042 Class A2, 2.67% 12/25/24		11,700	11,594
Freddie Mac Multi-family Structured pass-thru certificates Series K044 Class A2, 2.811% 1/25/25		10,800	10,802
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $70,229)			69,672

Foreign Government and Government Agency Obligations - 15.2%
Arab Republic 5.875% 6/11/25 (b)		1,175	1,066
Arab Republic of Egypt:
5.875% 6/11/25		2,850	2,585
6.875% 4/30/40 (b)		725	630
Argentine Republic:
6.25% 4/22/19 (b)		12,550	13,397
6.875% 4/22/21 (b)		27,245	29,016
Australian Commonwealth:
1.75% 11/21/20	AUD	18,100	12,883
3% 3/21/47	AUD	18,150	11,275
4.25% 4/21/26	AUD	21,150	17,184
Azerbaijan Republic 4.75% 3/18/24 (b)		935	928
Banco Central del Uruguay:
value recovery A rights 1/2/21 (n)		500,000	0
value recovery B rights 1/2/21 (n)		750,000	0
Belarus Republic 8.95% 1/26/18		14,980	15,447
Brazilian Federative Republic:
4.25% 1/7/25		1,805	1,688
5.625% 1/7/41		5,215	4,640
6% 4/7/26		1,170	1,211
7.125% 1/20/37		10,625	11,077
8.25% 1/20/34		14,365	16,594
Buenos Aires Province:
9.375% 9/14/18 (b)		2,205	2,426
9.95% 6/9/21 (b)		5,705	6,414
10.875% 1/26/21 (Reg. S)		15,015	17,230
Buoni del Tesoro Poliennali:
0.25% 5/15/18	EUR	7,050	7,462
0.35% 11/1/21	EUR	350	364
1.25% 12/1/26	EUR	12,550	12,538
2.7% 3/1/47 (b)	EUR	7,600	7,675
4.5% 3/1/24	EUR	16,625	21,317
Canadian Government:
0.75% 3/1/21	CAD	7,200	5,291
1.5% 6/1/26	CAD	49,650	36,277
3.5% 12/1/45	CAD	13,750	12,721
Central Bank of Nigeria warrants 11/15/20 (n)		5,500	436
City of Buenos Aires 8.95% 2/19/21 (b)		3,835	4,276
Colombian Republic:
4.375% 3/21/23	COP	23,576,000	6,841
5.625% 2/26/44		1,300	1,339
7.375% 9/18/37		2,175	2,643
10.375% 1/28/33		4,975	7,226
Congo Republic 4% 6/30/29 (d)		7,668	4,809
Costa Rican Republic:
4.25% 1/26/23 (b)		770	703
5.625% 4/30/43 (b)		680	536
7% 4/4/44 (b)		4,045	3,697
Croatia Republic:
5.5% 4/4/23 (b)		1,015	1,071
6% 1/26/24 (b)		1,100	1,192
6.375% 3/24/21 (b)		2,220	2,419
6.625% 7/14/20 (b)		1,555	1,691
Danish Kingdom 1.75% 11/15/25	DKK	53,900	8,590
Democratic Socialist Republic of Sri Lanka:
6.25% 10/4/20 (b)		1,585	1,625
6.25% 7/27/21 (b)		1,140	1,157
Dominican Republic:
2.125% 8/30/24 (c)		11,048	10,316
6.85% 1/27/45 (b)		1,665	1,573
6.875% 1/29/26 (b)		2,545	2,646
7.45% 4/30/44 (b)		4,130	4,171
7.5% 5/6/21 (b)		3,140	3,408
Dutch Government 2% 7/15/24	EUR	9,150	11,051
Ecuador Republic 9.65% 12/13/26 (b)		800	818
El Salvador Republic 7.625% 2/1/41 (b)		555	497
French Government:
OAT:
1.75% 5/25/23	EUR	17,100	19,978
3.25% 5/25/45	EUR	5,300	7,677
0% 5/25/22	EUR	22,250	23,577
0.5% 5/25/26	EUR	33,400	34,810
1.75% 5/25/66 (b)	EUR	5,350	5,477
German Federal Republic:
0% 10/8/21	EUR	5,950	6,426
0% 8/15/26(Reg. S)	EUR	29,700	30,682
Hong Kong Government SAR 1.32% 12/23/19	HKD	18,400	2,374
Hungarian Republic 7.625% 3/29/41		1,123	1,569
Indonesian Republic:
4.75% 1/8/26 (b)		1,855	1,915
6.625% 2/17/37 (b)		1,360	1,573
7.75% 1/17/38 (b)		5,670	7,276
8.375% 3/15/24	IDR	110,990,000	8,424
8.5% 10/12/35 (Reg. S)		5,210	7,068
Irish Republic:
1% 5/15/26(Reg. S)	EUR	10,425	11,211
2% 2/18/45 (Reg.S)	EUR	5,878	6,628
Islamic Republic of Pakistan:
7.25% 4/15/19 (b)		5,510	5,832
8.25% 4/15/24 (b)		1,050	1,139
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		28,916	34,187
5.5% 12/4/23		7,426	8,824
Ivory Coast 5.75% 12/31/32		5,772	5,334
Japan Government:
0.1% 12/20/20	JPY	5,645,550	48,723
0.1% 6/20/26	JPY	1,900,000	16,373
0.4% 3/20/56	JPY	1,050,000	7,807
0.9% 6/20/22	JPY	4,399,800	39,679
1.9% 9/20/30	JPY	4,020,000	42,236
Jordanian Kingdom:
2.503% 10/30/20		22,090	22,644
3% 6/30/25		7,702	7,846
5.75% 1/31/27 (b)		1,105	1,047
Kazakhstan Republic 6.5% 7/21/45 (b)		905	1,036
Kingdom of Norway 3.75% 5/25/21	NOK	32,000	4,127
Lebanese Republic:
4% 12/31/17		4,239	4,180
5% 10/12/17		4,120	4,118
5.45% 11/28/19		1,280	1,247
6% 5/20/19		1,545	1,542
9% 3/20/17		4,645	4,679
New Zealand Government 6% 5/15/21	NZD	7,000	5,522
Panamanian Republic:
8.875% 9/30/27		400	549
9.375% 4/1/29		700	987
Perusahaan Penerbit SBSN 4.55% 3/29/26 (b)		1,840	1,849
Peruvian Republic:
4% 3/7/27 (d)		4,905	4,905
6.35% 8/12/28 (b)	PEN	16,145	4,737
8.2% 8/12/26 (Reg. S)	PEN	23,655	7,937
Provincia de Cordoba:
7.125% 6/10/21 (b)		6,825	7,013
12.375% 8/17/17 (b)		2,822	2,977
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		4,768	4,823
Republic of Armenia:
6% 9/30/20 (b)		4,651	4,793
7.15% 3/26/25 (b)		3,150	3,305
Republic of Iraq 5.8% 1/15/28 (Reg. S)		11,875	9,856
Republic of Kenya 6.875% 6/24/24 (b)		1,450	1,367
Republic of Nigeria:
5.125% 7/12/18 (b)		2,010	2,041
6.75% 1/28/21 (b)		535	539
Republic of Rwanda 6.625% 5/2/23 (b)		1,100	1,087
Republic of Serbia:
4.875% 2/25/20 (b)		650	660
6.75% 11/1/24 (b)		3,817	3,866
7.25% 9/28/21 (b)		3,300	3,680
Republic of Singapore 3.25% 9/1/20	SGD	20,600	15,007
Russian Federation:
4.875% 9/16/23 (b)		1,600	1,685
5.625% 4/4/42 (b)		2,400	2,581
5.875% 9/16/43 (b)		3,000	3,315
7.5% 3/15/18	RUB	379,905	6,149
12.75% 6/24/28 (Reg. S)		14,340	24,351
Spanish Kingdom:
2.75% 10/31/24 (Reg. S)	EUR	14,425	17,073
2.9% 10/31/46(Reg. S) (b)	EUR	13,950	15,599
Sweden Kingdom 3.5% 6/1/22	SEK	109,950	14,438
Switzerland Confederation 4.25% 6/5/17	CHF	18,450	18,522
The Third Pakistan International Sukuk Co. Ltd. 5.5% 10/13/21 (b)		2,120	2,152
Turkish Republic:
4.875% 10/9/26		1,330	1,231
5.125% 3/25/22		2,045	2,029
5.625% 3/30/21		3,540	3,630
6.25% 9/26/22		4,540	4,715
6.75% 5/30/40		3,045	3,065
6.875% 3/17/36		3,225	3,317
7% 6/5/20		2,710	2,910
7.25% 3/5/38		2,420	2,581
7.375% 2/5/25		3,665	4,018
7.5% 11/7/19		2,510	2,730
8% 2/14/34		1,905	2,174
9.4% 7/8/20	TRY	28,120	7,670
11.875% 1/15/30		3,235	4,845
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (b)		1,935	1,891
Ukraine Government:
0% 5/31/40 (b)(c)		1,931	581
1.471% 9/29/21		3,100	3,026
7.75% 9/1/19 (b)		1,112	1,118
7.75% 9/1/20 (b)		1,946	1,919
7.75% 9/1/21 (b)		952	930
7.75% 9/1/22 (b)		952	921
7.75% 9/1/23 (b)		952	914
7.75% 9/1/24 (b)		952	904
7.75% 9/1/25 (b)		952	894
7.75% 9/1/26 (b)		952	891
7.75% 9/1/27 (b)		952	884
United Kingdom, Great Britain and Northern Ireland:
1.25% 7/22/18	GBP	10,700	13,431
1.5% 1/22/21	GBP	16,650	21,406
1.5% 7/22/26(Reg. S)	GBP	1,500	1,892
United Kingdom, Great Britain and Northern Ireland Treasury Indexed-Linked GILT 2.5% 7/22/65 (Reg. S)	GBP	15,200	23,800
United Mexican States 6.5% 6/10/21	MXN	114,405	5,382
United Republic of Tanzania 7.2501% 3/9/20 (c)		436	455
Uruguay Republic 7.875% 1/15/33 pay-in-kind		2,245	2,826
Venezuelan Republic:
oil recovery rights 4/15/20 (n)		83,803	189
9.25% 9/15/27		9,450	4,796
11.95% 8/5/31 (Reg. S)		4,580	2,553
12.75% 8/23/22		2,425	1,504
Vietnamese Socialist Republic:
2.0625% 3/13/28 (c)		465	405
4% 3/12/28 (d)		12,319	12,297
4.8% 11/19/24 (b)		525	517
6.75% 1/29/20 (b)		1,580	1,712
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,159,059)			1,139,650
		Shares	Value (000s)

Common Stocks - 5.0%
CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.4%
Chassix Holdings, Inc. (o)		257,525	8,308
Chassix Holdings, Inc. warrants 7/29/20 (o)		14,128	113
Delphi Automotive PLC		87,900	5,920
Exide Technologies (o)		3,298	0
Exide Technologies (o)		10,993	0
Lear Corp.		60,400	7,995
Tenneco, Inc. (o)		104,400	6,522
			28,858
Automobiles - 0.0%
General Motors Co.		3,714	129
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (o)(p)		27,059	73
Hotels, Restaurants & Leisure - 0.5%
Extended Stay America, Inc. unit		604,400	9,761
International Game Technology PLC		152,800	3,899
Melco Crown Entertainment Ltd. sponsored ADR		185,500	2,949
Red Rock Resorts, Inc. (b)		968,178	22,452
			39,061
Household Durables - 0.2%
CalAtlantic Group, Inc.		142,640	4,851
Newell Brands, Inc.		64,563	2,883
Taylor Morrison Home Corp. (o)		271,600	5,231
			12,965
Internet & Direct Marketing Retail - 0.0%
Expedia, Inc.		30,500	3,455
Media - 0.4%
DISH Network Corp. Class A (o)		163,100	9,448
Naspers Ltd. Class N		65,500	9,562
Sinclair Broadcast Group, Inc. Class A		344,600	11,492
			30,502

TOTAL CONSUMER DISCRETIONARY			115,043

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ovation Acquisition I LLC (p)		1,267,569	0
Food Products - 0.0%
Reddy Ice Holdings, Inc. (o)		188,460	42

TOTAL CONSUMER STAPLES			42

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Hornbeck Offshore Services, Inc. (i)(o)		96,300	695
Oil, Gas & Consumable Fuels - 0.1%
Crestwood Equity Partners LP		55,000	1,405
Goodrich Petroleum Corp.		42,342	525
Pacific Exploration and Production Corp.		89,080	3,897
Pacific Exploration and Production Corp. Class D		71,500	3,128
			8,955

TOTAL ENERGY			9,650

FINANCIALS - 0.1%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (o)		3,519,861	0
Consumer Finance - 0.1%
OneMain Holdings, Inc. (o)		182,500	4,041
Diversified Financial Services - 0.0%
Tricer Holdco S.C.A. (p)		190,128	1,311

TOTAL FINANCIALS			5,352

HEALTH CARE - 0.6%
Biotechnology - 0.1%
Alexion Pharmaceuticals, Inc. (o)		54,900	6,717
Health Care Providers & Services - 0.3%
Envision Healthcare Corp. (o)		96,300	6,095
HCA Holdings, Inc. (o)		182,900	13,538
Rotech Healthcare, Inc. (o)		60,966	688
			20,321
Pharmaceuticals - 0.2%
Allergan PLC		52,300	10,984
Patheon NV		188,000	5,397
			16,381

TOTAL HEALTH CARE			43,419

INDUSTRIALS - 0.6%
Airlines - 0.1%
Air Canada (o)		725,700	7,389
Delta Air Lines, Inc.		68,600	3,374
			10,763
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. (o)(p)		8,614,133	517
Construction & Engineering - 0.1%
AECOM (o)		119,000	4,327
Marine - 0.0%
U.S. Shipping Partners Corp. (o)		10,813	0
U.S. Shipping Partners Corp. warrants 12/31/29 (o)		101,237	0
			0
Road & Rail - 0.0%
Avis Budget Group, Inc. (o)		56,600	2,076
Trading Companies & Distributors - 0.4%
Air Lease Corp. Class A		109,700	3,766
HD Supply Holdings, Inc. (o)		250,000	10,628
Penhall Acquisition Co.:
Class A (o)		5,465	444
Class B (o)		1,821	148
United Rentals, Inc. (o)		126,500	13,356
			28,342

TOTAL INDUSTRIALS			46,025

INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (o)		103,200	3,839
Electronic Equipment & Components - 0.1%
CDW Corp.		202,100	10,527
Internet Software & Services - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (o)		237,100	20,820
Alphabet, Inc. Class A (o)		16,900	13,392
Facebook, Inc. Class A (o)		111,100	12,782
			46,994
IT Services - 0.2%
Global Payments, Inc.		54,400	3,776
MasterCard, Inc. Class A		57,200	5,906
PayPal Holdings, Inc. (o)		123,700	4,882
			14,564
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Ltd.		51,300	9,068
Cypress Semiconductor Corp.		4,314	49
MagnaChip Semiconductor Corp. (o)		44,695	277
Microsemi Corp. (o)		141,600	7,642
NXP Semiconductors NV (o)		108,105	10,595
Qorvo, Inc. (o)		226,573	11,947
Skyworks Solutions, Inc.		172,300	12,864
			52,442
Software - 0.1%
Electronic Arts, Inc. (o)		60,900	4,796

TOTAL INFORMATION TECHNOLOGY			133,162

MATERIALS - 0.1%
Chemicals - 0.0%
LyondellBasell Industries NV Class A		36,200	3,105
Metals & Mining - 0.1%
Aleris Corp. (o)(p)		34,504	327
Freeport-McMoRan, Inc. (o)		305,300	4,027
Mirabela Nickel Ltd. (o)		2,233,475	134
			4,488

TOTAL MATERIALS			7,593

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (o)		250,100	14,383
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.		6,687	290
TOTAL COMMON STOCKS
(Cost $366,030)			374,959

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (o)		75,817	609
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Allergan PLC 5.50%		7,700	5,871

TOTAL CONVERTIBLE PREFERRED STOCKS			6,480

Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Tricer Holdco S.C.A.(p)		84,501,400	845
TOTAL PREFERRED STOCKS
(Cost $11,253)			7,325
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 1.3%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Chassix, Inc. term loan 12% 7/29/19		3,210	3,210
Diversified Consumer Services - 0.1%
KC Mergersub, Inc. Tranche L 2LN, term loan 10.25% 8/13/23 (c)		1,595	1,573
Kuehg Corp. Tranche B 1LN, term loan 5.25% 8/13/22 (c)		4,261	4,304
			5,877
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)		4,681	4,719
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)		13,508	13,588
			18,307

TOTAL CONSUMER DISCRETIONARY			27,394

ENERGY - 0.3%
Energy Equipment & Services - 0.0%
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (c)		7,393	5,035
Oil, Gas & Consumable Fuels - 0.3%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (c)		2,659	2,645
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (c)		3,340	3,702
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (c)		4,680	5,088
Peabody Energy Corp. Tranche B, term loan 0% 9/24/20 (e)		9,295	9,028
			20,463

TOTAL ENERGY			25,498

FINANCIALS - 0.0%
Consumer Finance - 0.0%
Sears Roebuck Acceptance Corp. Tranche B, term loan 8.5% 7/20/20 (c)		3,725	3,720
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
InVentiv Health, Inc. Tranche B, term loan 4.75% 11/9/23 (c)		7,425	7,486
INFORMATION TECHNOLOGY - 0.3%
Software - 0.3%
Greeneden U.S. Holdings II LLC Tranche B, term loan 6.25% 12/1/23 (c)		5,570	5,664
Kronos, Inc. term loan 9.25% 11/1/24 (c)		6,375	6,562
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (c)		7,319	7,388
			19,614
MATERIALS - 0.1%
Metals & Mining - 0.1%
Essar Steel Algoma, Inc. Tranche B, term loan 0% 8/16/19 (e)		1,866	639
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (c)		1,329	1,334
Murray Energy Corp. Tranche B 2LN, term loan 8.25% 4/16/20 (c)		7,326	6,982
			8,955
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (c)		3,768	3,774
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 4.5% 3/31/17 (c)		484	462
Tranche D 2LN, term loan 4.4982% 3/31/19 (c)		2,421	2,312
			2,774

TOTAL TELECOMMUNICATION SERVICES			6,548

TOTAL BANK LOAN OBLIGATIONS
(Cost $95,876)			99,215

Sovereign Loan Participations - 0.1%
Indonesian Republic loan participation:
Citibank 1.9375% 12/14/19 (c)		1,922	1,903
Goldman Sachs 1.9375% 12/14/19 (c)		2,033	2,013
Mizuho 1.9375% 12/14/19 (c)		1,179	1,167
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $4,859)			5,083
		Shares	Value (000s)

Fixed-Income Funds - 7.2%
Fidelity Floating Rate Central Fund (q)
(Cost $529,266)		5,167,382	534,824
		Principal Amount (000s)(a)	Value (000s)

Preferred Securities - 3.3%
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (f)		7,235	7,306
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Total SA 2.625% (Reg. S) (c)(f)	EUR	1,450	1,469
FINANCIALS - 3.1%
Banks - 2.6%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(f)		870	907
Banco Do Brasil SA 9% (b)(c)(f)		2,470	2,330
Bank of America Corp.:
5.125% (c)(f)		9,825	9,698
5.2% (c)(f)		20,930	20,159
6.25% (c)(f)		6,570	6,704
Barclays Bank PLC 7.625% 11/21/22		7,970	8,816
BBVA Bancomer SA (Cayman Islands) 6.008% 5/17/22 (b)(c)		597	601
Citigroup, Inc.:
5.8% (c)(f)		7,985	8,115
5.9% (c)(f)		11,900	12,299
5.95% (c)(f)		21,665	22,506
6.25% (c)(f)		5,610	6,012
6.3% (c)(f)		1,975	1,974
Intesa Sanpaolo SpA 8.375% (c)(f)	EUR	3,350	4,013
JPMorgan Chase & Co.:
5% (c)(f)		11,815	12,081
5.3% (c)(f)		5,770	5,940
6% (c)(f)		19,830	20,399
6.125% (c)(f)		5,415	5,499
6.75% (c)(f)		2,975	3,289
Royal Bank of Scotland Group PLC 8.625% (c)(f)		4,405	4,495
Wells Fargo & Co.:
5.875% (c)(f)		17,295	18,205
5.9% (c)(f)		22,080	22,251
			196,293
Capital Markets - 0.4%
Bank of Scotland 7.281% (c)(f)	GBP	2,200	3,225
Goldman Sachs Group, Inc.:
5.375% (c)(f)		10,395	10,579
5.7% (c)(f)		12,429	12,839
			26,643
Diversified Financial Services - 0.0%
Magnesita Finance Ltd.:
8.625% (b)(f)		2,645	2,534
8.625% (Reg. S) (f)		320	307
			2,841
Insurance - 0.1%
Society of Lloyd's 7.421% (c)(f)	GBP	2,600	3,362

TOTAL FINANCIALS			229,139

INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Odebrecht Finance Ltd.:
7.5% (b)(f)		15,740	9,503
7.5% (Reg. S) (f)		250	151
			9,654
MATERIALS - 0.0%
Metals & Mining - 0.0%
CSN Islands XII Corp. 7% (Reg. S) (f)		5,975	3,028
TOTAL PREFERRED SECURITIES
(Cost $255,243)			250,596
		Shares	Value (000s)

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 0.60% (r)		364,283,383	364,356
Fidelity Securities Lending Cash Central Fund 0.65% (r)(s)		436,442	436
TOTAL MONEY MARKET FUNDS
(Cost $364,755)			364,792
		Maturity Amount (000s)	Value (000s)

Cash Equivalents - 0.0%
Investments in repurchase agreements in a joint trading account at 0.51%, dated 12/30/16 due 1/3/17 (Collateralized by U.S. Government Obligations) #
(Cost $1,514)		1,514	1,514
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $7,494,400)			7,555,237
NET OTHER ASSETS (LIABILITIES) - (1.1)%			(83,348)
NET ASSETS - 100%			$7,471,889

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
211 CBOT 2-Year U.S. Treasury Note Contracts (United States)	March 2017	45,721	$(45)
235 CBOT Ultra Long Term U.S. Treasury Note Contracts (United States)	March 2017	37,659	(342)
TOTAL FUTURES CONTRACTS			$(387)

The face value of futures purchased as a percentage of Net Assets is 1.1%

Swaps

Clearinghouse/Counterparty(1)	Expiration Date	Notional Amount (000s)	Payment Received	Payment Paid	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
LCH	Mar. 2047	$7,700	3-month LIBOR	2.25%	$(117)	$0	$(117)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

COP – Colombian peso

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

JPY – Japanese yen

MXN – Mexican peso

NOK – Norwegian krone

NZD – New Zealand dollar

PEN – Peruvian new sol

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

TRY – Turkish Lira

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,743,244,000 or 23.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (e) Non-income producing - Security is in default.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,553,000.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,143,000.

 (i) Security or a portion of the security is on loan at period end.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (l) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (m) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (n) Quantity represents share amount.

 (o) Non-income producing

 (p) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,074,000 or 0.0% of net assets.

 (q) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (r) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (s) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Aleris Corp.	6/1/10	$1,207
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$52
Ovation Acquisition I LLC	12/23/15	$13
Tricer Holdco S.C.A.	12/19/16	$4,663
Tricer Holdco S.C.A.	12/19/16	$3,012
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$4,487

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,136
Fidelity Floating Rate Central Fund	24,481
Fidelity Securities Lending Cash Central Fund	4
Total	$25,621

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$437,280	$72,815	$2,001	$534,824	31.9%
Total	$437,280	$72,815	$2,001	$534,824

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$115,043	$96,987	$9,635	$8,421
Consumer Staples	651	--	--	651
Energy	9,650	9,650	--	--
Financials	6,197	4,041	--	2,156
Health Care	49,290	48,602	--	688
Industrials	46,025	44,916	--	1,109
Information Technology	133,162	133,162	--	--
Materials	7,593	7,132	--	461
Telecommunication Services	14,383	14,383	--	--
Utilities	290	290	--	--
Corporate Bonds	3,266,515	--	3,257,079	9,436
U.S. Government and Government Agency Obligations	1,050,436	--	1,050,436	--
U.S. Government Agency - Mortgage Securities	123,781	--	123,781	--
Collateralized Mortgage Obligations	266,875	--	266,875	--
Commercial Mortgage Securities	69,672	--	69,672	--
Foreign Government and Government Agency Obligations	1,139,650	--	1,134,556	5,094
Bank Loan Obligations	99,215	--	93,231	5,984
Sovereign Loan Participations	5,083	--	--	5,083
Fixed-Income Funds	534,824	534,824	--	--
Preferred Securities	250,596	--	250,596	--
Money Market Funds	364,792	364,792	--	--
Cash Equivalents	1,514	--	1,514	--
Total Investments in Securities:	$7,555,237	$1,258,779	$6,257,375	$39,083
Derivative Instruments:
Liabilities
Futures Contracts	$(387)	$(387)	$--	$--
Swaps	(117)	--	(117)	--
Total Liabilities	$(504)	$(387)	$(117)	$--
Total Derivative Instruments:	$(504)	$(387)	$(117)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$0	$(387)
Swaps(b)	0	(117)
Total Value of Derivatives	$0	$(504)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value (000s)
$1,514,000 due 1/03/17 at 0.51%
J.P. Morgan Securities, Inc.	$1,514
$1,514

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	65.5%
Netherlands	3.0%
United Kingdom	3.0%
France	2.6%
Luxembourg	2.4%
Canada	2.4%
Japan	2.1%
Argentina	2.0%
Cayman Islands	1.3%
Ireland	1.2%
Mexico	1.1%
Italy	1.0%
Others (Individually Less Than 1%)	12.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $2,358 and repurchase agreements of $1,514) — See accompanying schedule: Unaffiliated issuers (cost $6,600,379)	$6,655,621
Fidelity Central Funds (cost $894,021)	899,616
Total Investments (cost $7,494,400)		$7,555,237
Cash		279
Receivable for investments sold		6,065
Receivable for fund shares sold		7,333
Dividends receivable		529
Interest receivable		76,519
Distributions receivable from Fidelity Central Funds		2,709
Receivable for daily variation margin for derivative instruments		181
Prepaid expenses		14
Other receivables		2
Total assets		7,648,868
Liabilities
Payable for investments purchased
Regular delivery	$133,438
Delayed delivery	30,402
Payable for fund shares redeemed	3,674
Distributions payable	2,641
Accrued management fee	3,471
Other affiliated payables	783
Other payables and accrued expenses	156
Collateral on Securities Loaned	2,414
Total liabilities		176,979
Net Assets		$7,471,889
Net Assets consist of:
Paid in capital		$7,415,756
Undistributed net investment income		20,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,164)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		59,995
Net Assets, for 701,145 shares outstanding		$7,471,889
Net Asset Value, offering price and redemption price per share ($7,471,889 ÷ 701,145 shares)		$10.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Dividends		$19,243
Interest		298,288
Income from Fidelity Central Funds		25,621
Total income		343,152
Expenses
Management fee	$41,573
Transfer agent fees	7,918
Accounting and security lending fees	1,468
Custodian fees and expenses	231
Independent trustees' fees and expenses	33
Registration fees	137
Audit	127
Legal	554
Miscellaneous	192
Total expenses before reductions	52,233
Expense reductions	(38)	52,195
Net investment income (loss)		290,957
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,231)
Fidelity Central Funds	(28)
Foreign currency transactions	120
Futures contracts	871
Swaps	(301)
Capital gain distributions from Fidelity Central Funds	259
Total net realized gain (loss)		(310)
Change in net unrealized appreciation (depreciation) on: Investment securities	325,773
Assets and liabilities in foreign currencies	(95)
Futures contracts	(676)
Swaps	(235)
Total change in net unrealized appreciation (depreciation)		324,767
Net gain (loss)		324,457
Net increase (decrease) in net assets resulting from operations		$615,414

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$290,957	$312,931
Net realized gain (loss)	(310)	(97,606)
Change in net unrealized appreciation (depreciation)	324,767	(336,464)
Net increase (decrease) in net assets resulting from operations	615,414	(121,139)
Distributions to shareholders from net investment income	(260,060)	(242,359)
Distributions to shareholders from tax return of capital	–	(46,466)
Total distributions	(260,060)	(288,825)
Share transactions
Proceeds from sales of shares	1,025,756	1,055,333
Reinvestment of distributions	231,625	257,456
Cost of shares redeemed	(1,488,030)	(1,945,394)
Net increase (decrease) in net assets resulting from share transactions	(230,649)	(632,605)
Total increase (decrease) in net assets	124,705	(1,042,569)
Net Assets
Beginning of period	7,347,184	8,389,753
End of period	$7,471,889	$7,347,184
Other Information
Undistributed net investment income end of period	$20,302	$1,230
Shares
Sold	97,091	99,169
Issued in reinvestment of distributions	21,963	24,302
Redeemed	(142,010)	(184,103)
Net increase (decrease)	(22,956)	(60,632)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Strategic Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.15	$10.69	$10.85	$11.37	$10.81
Income from Investment Operations
Net investment income (loss)A	.413	.408	.407	.431	.464
Net realized and unrealized gain (loss)	.466	(.572)	.003B	(.391)	.693
Total from investment operations	.879	(.164)	.410	.040	1.157
Distributions from net investment income	(.369)	(.316)	(.405)	(.416)	(.430)
Distributions from net realized gain	–	–	(.165)	(.144)	(.167)
Tax return of capital	–	(.060)	–	–	–
Total distributions	(.369)	(.376)	(.570)	(.560)	(.597)
Net asset value, end of period	$10.66	$10.15	$10.69	$10.85	$11.37
Total ReturnC	8.76%	(1.62)%	3.78%	.38%	10.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.71%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.70%	.71%	.69%	.69%	.70%
Expenses net of all reductions	.70%	.71%	.69%	.69%	.70%
Net investment income (loss)	3.92%	3.85%	3.68%	3.87%	4.15%
Supplemental Data
Net assets, end of period (in millions)	$7,472	$7,347	$8,390	$8,411	$10,505
Portfolio turnover rateF	79%	88%	118%	135%	127%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Strategic Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, U.S. government and government agency obligations and sovereign loan participations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For the period ended December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, foreign currency transactions, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales, futures contracts and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$331,554
Gross unrealized depreciation	(254,171)
Net unrealized appreciation (depreciation) on securities	$77,383
Tax Cost	$7,477,854

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,466)
Net unrealized appreciation (depreciation) on securities and other investments	$76,923

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,466)

At period end, the Fund was required to defer approximately $264 of losses on futures contracts.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$260,060	$ 242,359
Tax Return of Capital	–	46,466
Total	$260,060	$ 288,825

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	871	(676)
Swaps	(301)	(235)
Totals	$570	$(911)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $3,380,363 and $3,669,457, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period, presented in the Statement of Operations as a component of interest income, amounted to $67. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $4 (including an amount of less than five hundred dollars from securities loaned to FCM).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $31.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

12. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $20,255 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund is exploring all available options for minimizing any loss and is incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Strategic Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 21, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Actual	.70%	$1,000.00	$1,024.10	$3.56
Hypothetical-C		$1,000.00	$1,021.62	$3.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 5.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $173,750,873 of distributions paid during the period January 1, 2016 to December 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Strategic Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FSN-ANN-0217
1.714732.118

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Bond Fund, Fidelity International Bond Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Strategic Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$138,000	$-	$4,500	$6,100
Fidelity Global Bond Fund	$157,000	$-	$8,800	$7,000
Fidelity International Bond Fund	$101,000	$-	$7,200	$4,600
Fidelity Intermediate Municipal Income Fund	$57,000	$-	$2,400	$2,500
Fidelity Strategic Income Fund	$109,000	$-	$8,200	$4,900

December 31, 2015 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$71,000	$-	$3,700	$300
Fidelity Global Bond Fund	$141,000	$-	$13,300	$1,500
Fidelity International Bond Fund	$141,000	$-	$9,100	$1,500
Fidelity Intermediate Municipal Income Fund	$58,000	$-	$2,300	$3,400
Fidelity Strategic Income Fund	$166,000	$-	$6,800	$4,400

A Amounts may reflect rounding.

B Fidelity Advisor Multi-Asset Income Fund commenced operations on September 9, 2015.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2016A	December 31, 2015A,B
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Multi-Asset Income Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A,B
PwC	$8,270,000	$5,690,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Multi-Asset Income Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 27, 2017